-------------------------------------------------------------------------------
-------------------------------------------------------------------------------




                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM N-1A

                   REGISTRATION STATEMENT (NO. 2-88373) UNDER
                           THE SECURITIES ACT OF 1933


                           PRE-EFFECTIVE AMENDMENT NO.
                        POST-EFFECTIVE AMENDMENT NO. 43

                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940

                                AMENDMENT NO. 45


                              VANGUARD STAR FUNDS
        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000


                              HEIDI STAM, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

              IT IS PROPOSED THAT THIS AMENDMENT BECOME EFFECTIVE
          ON FEBRUARY 28, 2007, PURSUANT TO PARAGRAPH (B) OF RULE 485.




-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Vanguard(R) STAR(R) Fund


>  Prospectus


Investor Shares


February 28, 2007



                                                  [SHIP LOGO] [VANGUARD(R) LOGO]




This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2006.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


-------------------------------------------------------------------------------
Fund Profile                       1       Investing With Vanguard         26
-------------------------------------------------------------------------------
More on the Fund                   6        Purchasing  Shares             26
-------------------------------------------------------------------------------
 The Fund and Vanguard            16        Redeeming Shares               28
-------------------------------------------------------------------------------
 Investment Advisor               17        Exchanging Shares              31
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and    21        Frequent-Trading Limits        31
 Taxes
-------------------------------------------------------------------------------
 Share Price                      23        Other Rules You Should Know    33
-------------------------------------------------------------------------------
Financial Highlights              23        Fund and Account Updates       36
-------------------------------------------------------------------------------
                                            Contacting Vanguard            38
-------------------------------------------------------------------------------
                                           Glossary of Investment Terms    40
-------------------------------------------------------------------------------



Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

FUND PROFILE


Investment Objective
The Fund seeks to provide long-term capital appreciation and income.


Primary Investment Strategies
As a "fund of funds," the STAR Fund invests in a diversified group of other Vanguard mutual funds, rather than in individual securities. The Fund follows a balanced investment approach by placing 60% to 70% of its assets in common stocks through eight stock funds; 20% to 30% of its assets in bonds through two bond funds; and 10% to 20% of its assets in short-term investments through a short-term bond fund. Through the underlying funds, the STAR Fund owns diversified mixes of stocks and bonds. The Fund's stock holdings emphasize large-capitalization stocks of domestic companies and, to a lesser extent, a diversified group of stocks in companies located outside the United States. The Fund's bond holdings focus predominantly on short- and long-term investment-grade corporate bonds and GNMA mortgage-backed securities.


Primary Risks
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or to different degrees, the Fund's bond and short-term investment holdings may counteract some of the volatility experienced by the Fund's stock holdings. The Fund's balanced portfolio, in the long run, should result in less investment risk--but a lower investment return--than that of a fund investing exclusively in common stocks.

- With 60% to 70% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; and country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

- With its remaining assets allocated to bonds and short-term investments, the Fund is subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline, thus reducing the underlying fund's return; and income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

- The Fund is also subject to manager risk, which is the chance that poor security selection will cause one or more of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform relevant benchmarks or other funds with a similar investment objective.

For additional information on investment risks, see More on the Fund.


Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and composite stock/bond indexes. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns
------------------------------------------------------------
[BAR CHART: SCALE -20% TO 40%]

                             1997      21.15
                             1998      12.38
                             1999       7.13
                             2000      10.96
                             2001       0.50
                             2002      -9.87
                             2003      22.70
                             2004      11.60
                             2005       7.44
                             2006      11.64
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 12.12% (quarter ended June 30, 2003), and the lowest return for a quarter was -9.43% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2006

                                                                     1 Year          5 Years        10 Years
-------------------------------------------------------------------------------------------------------------
Vanguard STAR Fund
-------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                   11.64%            8.16%           9.19%
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                   10.43             7.20            7.27
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares            8.00             6.52            6.92
-------------------------------------------------------------------------------------------------------------
Comparative Benchmarks
(indexes reflect no deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index                               15.87%            7.65%           8.67%
-------------------------------------------------------------------------------------------------------------
MSCI US Broad Market Index                                            15.72               --              --
-------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                                   4.33             5.06            6.24
-------------------------------------------------------------------------------------------------------------
MSCI EAFE Index/1/                                                    26.34            14.98            5.73
-------------------------------------------------------------------------------------------------------------
STAR Composite Index/2/                                               12.68             7.35            8.16
-------------------------------------------------------------------------------------------------------------
STAR Composite Average/3/                                             10.88             6.35            7.15
-------------------------------------------------------------------------------------------------------------
1 Morgan Stanley Capital International Europe, Australasia, Far East Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.
2 STAR Composite Index weightings: 62.5% Dow Jones Wilshire 5000 Composite Index, 25% Lehman Brothers
  Aggregate Bond Index, and 12.5% Citigroup 3-Month U.S. Treasury Bill Index through December 31, 2002;
  50% Dow Jones Wilshire 5000 Composite Index, 25% Lehman Brothers Aggregate Bond Index, 12.5% Lehman
  Brothers 1-5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index through April 22, 2005; and 50% MSCI US
  Broad Market Index, 25% Lehman Agrgregate Bond Index, 12.5% Lehman 1-5 Year Credit Index, and 12.5% MSCI
  EAFE Index thereafter.  MSCI EAFE Index returns are adjusted for withholding taxes applicable to U.S.-
  based mutual funds organized as Delaware statutory trusts.
3 STAR Composite Average weightings: 62.5% average general equity fund, 25% average fixed income fund, and
  12.5% average money market fund through December 31, 2002; and 50% average general equity fund, 25%
  average fixed income fund, 12.5% average 1-5 year investment-grade fund, and 12.5% average international fund thereafter.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses represent a weighted average of the expense ratios of, and the fees charged by, the underlying funds in which the Fund invests, during the Fund's fiscal year ended October 31, 2006.


Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                          None
--------------------------------------------------------------------------------
Purchase Fee                                                      None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends               None
--------------------------------------------------------------------------------
Redemption Fee                                                    None
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                               None
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                            None
--------------------------------------------------------------------------------
Other Expenses                                                    None
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                   0.35%/1/
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              0.35%/2/
--------------------------------------------------------------------------------
1 Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds. See The Fund and Vanguard.
2 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.


The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year             3 Years             5 Years             10 Years
------------------------------------------------------------------------------
$36                $113                $197                $443
------------------------------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



Additional Information
As of October 31, 2006
--------------------------------------------------------------------------------
Net Assets                   $13.5 billion
--------------------------------------------------------------------------------
Investment Advisor           The Fund does not employ an investment advisor, but
                             benefits from the investment advisory services
                             provided to the underlying Vanguard funds in which
                             it invests.
--------------------------------------------------------------------------------
Dividends and Capital Gains  Dividends are distributed semiannually in June and
                             December; capital gains, if any, are distributed
                             annually in December.
--------------------------------------------------------------------------------
Suitable for IRAs            Yes
--------------------------------------------------------------------------------
Inception Date               March 29, 1985
--------------------------------------------------------------------------------
Minimum Initial Investment   $1,000
--------------------------------------------------------------------------------
Newspaper Abbreviation       STAR
--------------------------------------------------------------------------------
Vanguard Fund Number         56
--------------------------------------------------------------------------------
Cusip Number                 921909107
--------------------------------------------------------------------------------
Ticker Symbol                VGSTX
--------------------------------------------------------------------------------

MORE ON THE FUND

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. As a "fund of funds," the STAR Fund achieves its investment objective by investing in other Vanguard mutual funds. Because the STAR Fund holds fewer than a dozen underlying funds, it is classified as nondiversified. However, through its investments in diversified underlying funds, the STAR Fund indirectly owns a diversified portfolio of stocks and bonds.


--------------------------------------------------------------------------------
 Plain Talk About Balanced Funds

 Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of income, capital appreciation, and conservation of capital by investing in a mix of stocks and bonds. Because prices of stocks and bonds can respond differently to various economic events and influences, a balanced fund should experience less investment risk than a fund investing exclusively in stocks.
--------------------------------------------------------------------------------



Market Exposure

Stocks
Through eight underlying Vanguard funds, the STAR Fund indirectly invests 60% to 70% of its assets in stocks. These stock investments are designed to provide long-term capital appreciation and some income. The underlying stock funds are described later in this section under "Security Selection."


[FLAG]
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns
(1926-2006)
                             1 Year       5 Years     10 Years     20 Years
-------------------------------------------------------------------------------
Best                           54.2%         28.6%        19.9%        17.8%
-------------------------------------------------------------------------------
Worst                         -43.1         -12.4         -0.8          3.1
-------------------------------------------------------------------------------
Average                        12.3          10.4         11.1         11.4
-------------------------------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.


The Fund's bond and short-term investment holdings help to reduce--but not eliminate--the stock market volatility experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds. The Fund's balanced portfolio, in the long run, should result in less investment risk--but a lower investment return--than that of a fund investing exclusively in common stocks.

By owning shares of the underlying stock funds, the STAR Fund indirectly owns a diversified mixture of common stocks. Although its indirect stock holdings are predominantly large-cap, the Fund has significant exposure to mid-cap stocks and some exposure to small-cap stocks. Historically, mid- and small-cap stocks have been more volatile than--and at times have performed quite differently from--large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make medium-size and small companies more sensitive to economic conditions, leading to less certain growth and dividend prospects.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. As of the calendar year ended December 31, 2006, the Fund's domestic equity holdings had an asset-weighted median market capitalization exceeding $40 billion. The international equity portion of the Fund had an asset-weighted median market capitalization exceeding $35 billion.


Through its investments in Vanguard International Growth and Vanguard International Value Funds, which invest in foreign stocks, the Fund is subject to country risk and currency risk. Country risk is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. This could cause investments in that country to lose money. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


Bonds and Short-Term Fixed Income Investments
Through two underlying Vanguard funds, approximately 20% to 30% of the Fund's assets are invested in long-term investment-grade corporate bonds and intermediate-term GNMA mortgage-backed securities. By indirectly investing in bonds, the Fund seeks to provide a high level of current income with less price volatility than would be expected from the stock portion of its holdings. The underlying bond funds are described later in the section under "Security Selection."

Through one underlying Vanguard short-term bond fund, the STAR Fund invests roughly 10% to 20% of its assets in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, mainly short- and intermediate-term corporate bonds. These investments also include, to a limited extent, non-investment-grade and unrated fixed income securities, as well as U.S. dollar-denominated foreign bonds. From this investment, the Fund seeks to obtain current income and to moderate overall volatility.

--------------------------------------------------------------------------------
 Plain Talk About Types of Bonds

 Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; financial institutions issue asset-backed bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments. Many bonds issued by government agencies and entities are neither guaranteed nor insured by the
 U.S. government.
--------------------------------------------------------------------------------


[FLAG]
The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for short-term bonds, moderate for intermediate-term bonds, and high for long-term bonds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.



How Interest Rate Changes Affect the Value of a $1,000 Bond/1/

                              After a 1%  After a 1%  After a 2%   After a 2%
Type of Bond (Maturity)         Increase    Decrease    Increase     Decrease
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $955       $1,048
------------------------------------------------------------------------------
Intermediate-Term (10 years)         926       1,082         858        1,172
------------------------------------------------------------------------------
Long-Term (20 years)                 884       1,137         786        1,299
------------------------------------------------------------------------------
1 Assuming a 5% coupon.


These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.

--------------------------------------------------------------------------------
 Plain Talk About Bonds and Interest Rates

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as
 GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 Plain Talk About Bond Maturities

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------



[FLAG]
The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline, thus reducing the underlying fund's return.

--------------------------------------------------------------------------------
 Plain Talk About Credit Quality

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------


The credit quality of the bonds held by the underlying funds is expected to be very high, so credit risk for the STAR Fund should be low.


[FLAG]
The Fund is subject to income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. A fund holding bonds will experience a decline in income when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally higher for funds holding short-term bonds and lower for funds holding long-term bonds.

The Fund's short-term investments are subject to a high level of income risk, which is the chance that dividends will decline if short-term interest rates fall. However, because the Fund does not invest heavily in short-term investments, income risk to the Fund will be low. The underlying short-term bond fund is described in this section under "Security Selection."


[FLAG]
The Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.



Security Selection
The STAR Fund is a "fund of funds," which means that it achieves its objective by investing in a combination of other mutual funds rather than in individual securities.

The trustees of the Fund allocate the STAR Fund's assets among the three asset classes (stocks, bonds, and short-term investments) through the underlying funds. The trustees may authorize the Fund to invest in additional Vanguard funds without shareholder approval. Generally, the Fund invests 60% to 70% of its assets in stock funds, 20% to 30% in bond funds, and 10% to 20% in short-term investments. While these allocations may shift from time to time, stocks can be expected to represent at least 60% of the Fund's holdings at any given time. Within any asset class, the trustees may increase or decrease the percentage of assets invested in any particular fund without advance notice to shareholders.


--------------------------------------------------------------------------------
 Plain Talk About "Fund of Funds"

 The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------


[FLAG]
The Fund is subject to manager risk, which is the chance that poor security selection will cause one or more of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform relevant benchmarks or other funds with a similar investment objective.

The underlying Vanguard funds are run according to traditional methods of active investment management. This means that securities are bought and sold according to the advisors' judgments about companies and their financial prospects, about issuers of bonds and money market instruments, and about the general level of interest rates.

The Fund is generally managed without regard to tax ramifications.


Stocks

As of October 31, 2006, the STAR Fund invested in the following stock funds, in approximately the percentages indicated:

- Vanguard Windsor(TM) II Fund (16.1%)

- Vanguard Windsor Fund (8.8%)

- Vanguard Morgan(TM) Growth Fund (6.9%)

- Vanguard PRIMECAP Fund (6.9%)

- Vanguard U.S. Growth Fund (6.9%)

- Vanguard International Value Fund (6.3%)

- Vanguard International Growth Fund (6.2%)

- Vanguard Explorer(TM) Fund (4.2%)

Vanguard Windsor Fund, Vanguard Windsor II Fund, and Vanguard International Value Fund are value-oriented stock funds, chosen primarily for their potential for long-term capital appreciation, as well as for their secondary objective of providing some dividend income.

- Vanguard Windsor and Vanguard Windsor II Funds invest in mid- and large-cap companies whose stocks are considered by the funds' advisors to be undervalued. These stocks typically have lower-than-average prices in relation to such measures as earnings and book value and higher-than-average dividend yields.

- Vanguard International Value Fund invests mainly in common stocks of companies located outside the United States that are considered by the fund's advisors to be undervalued. The fund invests in small-, mid-, and large-cap companies and is expected to diversify its assets across developed and emerging markets in Europe, the Far East, and Latin America.

Vanguard Explorer Fund, Vanguard PRIMECAP Fund, Vanguard Morgan Growth Fund, Vanguard U.S. Growth Fund, and Vanguard International Growth Fund are growth-oriented stock funds. These funds are held by the STAR Fund primarily to provide long-term capital appreciation. They work in different ways to achieve this goal.

- Vanguard Explorer Fund invests mainly in the stocks of small companies. These companies tend to be unseasoned but are considered by the fund's advisors to have superior growth potential. These companies often provide little or no dividend income.

- Vanguard PRIMECAP Fund invests in stocks with above-average earnings growth potential that is not reflected in their current market prices. The fund's portfolio consists predominantly of mid- and large-cap stocks.

- Vanguard Morgan Growth Fund invests mainly in the stocks of mid- and large-cap U.S. companies whose revenues and/or earnings are expected to grow faster than those of the average company in the market.

- Vanguard U.S. Growth Fund invests mainly in large-cap stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings.

- Vanguard International Growth Fund invests in the stocks of companies located outside the United States. In selecting stocks, the fund's advisors evaluate foreign markets around the world and choose companies considered to have above-average growth potential.


Bonds

As of October 31, 2006, the STAR Fund invested in the following bond funds, in approximately the percentages indicated:

- Vanguard Long-Term Investment-Grade Fund (12.7%)

- Vanguard GNMA Fund(12.6%)

Both bond funds seek to provide a high level of current income and to preserve investors' principal. They work toward this goal, however, in different ways.

- Vanguard Long-Term Investment-Grade Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be intermediate- and long-term investment-grade fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years.

- Vanguard GNMA Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA) pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans supported by the full faith and credit of the U.S. government. The balance of the fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as repurchase agreements collateralized by such securities. The fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages, and it will normally fall within an intermediate-term range (3 to 10 years).


Short-Term Fixed Income Investments

To satisfy its policy of allocating 10% to 20% of assets to short-term investments, the STAR Fund invested approximately 12.4% of its assets in Vanguard Short-Term Investment-Grade Fund as of October 31, 2006.

- Vanguard Short-Term Investment-Grade Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 1 to 4 years.



Other Investment Policies and Risks

Each underlying fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.



Cash Management

Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures
Each underlying fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective, which in turn may prevent the STAR Fund from achieving its investment objective.


Frequent Trading or Market-Timing


Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
Although the Fund normally seeks to invest for the long term, the Fund may sell shares of the underlying funds regardless of how long they have been held. The Financial Highlights section of the prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period.


--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



The Fund and Vanguard

The STAR Fund has entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Fund at cost. The Fund owes Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Fund also bears the cost of services provided by other parties (such as auditors, legal counsel, and the Fund's custodian), as well as taxes and other direct expenses of the Fund. However, the agreement provides that the Fund's expenses will be offset by a reimbursement from Vanguard for (1) the Fund's contributions to the costs of operating the underlying Vanguard funds in which the STAR Fund invests, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund's operation.

The Fund's trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Fund. As a result, the Fund is expected to operate at a very low or zero expense ratio. Since its inception in 1985, the Fund, in fact, has incurred no direct net expenses.


Although the STAR Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds. The following chart shows the expense ratio for the Investor Shares of each of the underlying funds during the STAR Fund's 2006 fiscal year, as well as the percentage of the STAR Fund's net assets invested in each fund as of October 31, 2006:


                                                          Percentage of STAR
Underlying Fund                            Expense Ratio   Fund's Net Assets
----------------------------------------------------------------------------
Vanguard Windsor II Fund                          0.34%              16.1%
----------------------------------------------------------------------------
Vanguard Long-Term Investment-Grade Fund          0.25               12.7
----------------------------------------------------------------------------
Vanguard GNMA Fund                                0.21               12.6
----------------------------------------------------------------------------
Vanguard Short-Term Investment-Grade Fund         0.21               12.4
----------------------------------------------------------------------------
Vanguard Windsor Fund                             0.36                8.8
----------------------------------------------------------------------------
Vanguard Morgan Growth Fund                       0.42                6.9
----------------------------------------------------------------------------
Vanguard PRIMECAP Fund                            0.46                6.9
----------------------------------------------------------------------------
Vanguard U.S. Growth Fund                         0.58                6.9
----------------------------------------------------------------------------
Vanguard International Value Fund                 0.46                6.3
----------------------------------------------------------------------------
Vanguard International Growth Fund                0.55                6.2
----------------------------------------------------------------------------
Vanguard Explorer Fund                            0.46                4.2
----------------------------------------------------------------------------



Investment Advisor


The Fund does not employ an investment advisor. Rather, the Fund's board of trustees decides how to allocate its assets among the underlying funds. The following chart lists the investment advisors employed by each underlying fund. The portfolio managers of each underlying fund are listed in the respective underlying fund's prospectus.

Underlying Fund                               Investment Advisor
-----------------------------------------------------------------------------------------------
Vanguard Windsor II Fund                      Armstrong Shaw Associates Inc.
                                              Barrow, Hanley, Mewhinney & Strauss, Inc.
                                              The Vanguard Group, Inc.
                                              Hotchkis and Wiley Capital Management, LLC
                                              Lazard Asset Management LLC
-----------------------------------------------------------------------------------------------
Vanguard Windsor Fund                         Wellington Management Company, LLP
                                              AllianceBernstein L.P.
-----------------------------------------------------------------------------------------------
Vanguard U.S. Growth Fund                     AllianceBernstein L.P.
                                              William Blair & Company, L.L.C.
-----------------------------------------------------------------------------------------------
Vanguard PRIMECAP Fund                        PRIMECAP Management Company
-----------------------------------------------------------------------------------------------
Vanguard Morgan Growth Fund                   Wellington Management Company, LLP
                                              The Vanguard Group, Inc.
                                              Franklin Portfolio Associates, LLC
                                              Jennison Associates, LLC
-----------------------------------------------------------------------------------------------
Vanguard International Value Fund             Hansberger Global Investors, Inc.
                                              AllianceBernstein L.P.
-----------------------------------------------------------------------------------------------
Vanguard International Growth Fund            Schroder Investment Management North America Inc.
                                              Baillie Gifford Overseas Ltd.
-----------------------------------------------------------------------------------------------
Vanguard Explorer Fund                        Granahan Investment Management, Inc.
                                              Wellington Management Company, LLP
                                              Grantham, Mayo, Van Otterloo & Co. LLC
                                              The Vanguard Group, Inc.
                                              Chartwell Investment Partners, L.P.
                                              Kalmar Investment Advisers
-----------------------------------------------------------------------------------------------
Vanguard GNMA Fund                            Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------
Vanguard Long-Term  Investment-Grade Fund     Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------
Vanguard Short-Term Investment-Grade Fund     The Vanguard Group, Inc.
-----------------------------------------------------------------------------------------------

The chart below briefly describes each investment advisor:


Firm                                                Background
-------------------------------------------------------------------------------------------------
Armstrong Shaw Associates Inc.                      Based in New Canaan, Connecticut
                                                    Founded in 1984
                                                    Manages approximately $9 billion in assets
-------------------------------------------------------------------------------------------------
Barrow, Hanley, Mewhinney & Strauss, Inc.           Based in Dallas, Texas
                                                    Founded in 1979
                                                    Manages approximately $61 billion in assets
-------------------------------------------------------------------------------------------------
The Vanguard Group, Inc.                            Based in Valley Forge, Pennsylvania
                                                    Began operations in 1975
                                                    Manages approximately $782 billion in assets
-------------------------------------------------------------------------------------------------
Hotchkis and Wiley Capital Management, LLC          Based in Los Angeles, California
                                                    Founded in 1980
                                                    Manages approximately $33 billion in assets
-------------------------------------------------------------------------------------------------
Lazard Asset Management LLC                         Based in New York, New York
                                                    Founded in 1970
                                                    Manages approximately $90 billion in assets
-------------------------------------------------------------------------------------------------
Wellington Management Company, LLP                  Based in Boston, Massachusetts
                                                    Founded in 1928
                                                    Manages approximately $544 billion in assets
-------------------------------------------------------------------------------------------------
AllianceBernstein L.P.                              Based in New York, New York
                                                    Founded in 1968
                                                    Manages approximately $659 billion in assets
-------------------------------------------------------------------------------------------------
William Blair & Company, L.L.C.                     Based in Chicago, Illinois
                                                    Founded in 1935
                                                    Manages approximately $40 billion in assets
-------------------------------------------------------------------------------------------------
PRIMECAP Management Company                         Based in Pasadena, California
                                                    Founded in 1983
                                                    Manages approximately $58 billion in assets
-------------------------------------------------------------------------------------------------
Franklin Portfolio Associates, LLC                  Based in Boston, Massachusetts
                                                    Founded in 1982
                                                    Manages approximately $33 billion in assets
-------------------------------------------------------------------------------------------------

Firm                                                Background
-------------------------------------------------------------------------------------------------
Jennison Associates, LLC                            Based in New York, New York
                                                    Founded in 1969
                                                    Manages approximately $75 billion in assets
-------------------------------------------------------------------------------------------------
Hansberger Global Investors, Inc.                   Based in Fort Lauderdale, Florida
                                                    Founded in 1994
                                                    Manages approximately $9 billion in assets
-------------------------------------------------------------------------------------------------
Schroder Investment Management North America Inc.   Based in London, England
                                                    Founded in 1979
                                                    Manages approximately $35 billion in assets
-------------------------------------------------------------------------------------------------
Baillie Gifford Overseas Ltd.                       Based in Edinburgh, Scotland
                                                    Founded in 1983
                                                    Manages approximately $86 billion in assets
-------------------------------------------------------------------------------------------------
Granahan Investment Management, Inc.                Based in Waltham, Massachusetts
                                                    Founded in 1985
                                                    Manages approximately $4 billion in assets
-------------------------------------------------------------------------------------------------
Grantham, Mayo, Van Otterloo & Co. LLC              Based in Boston, Massachusetts
                                                    Founded in 1977
                                                    Manages approximately $127 billion in assets
-------------------------------------------------------------------------------------------------
Chartwell Investment Partners, L.P.                 Based in Berwyn, Pennsylvania
                                                    Founded in 1997
                                                    Manages approximately $5 billion in assets
-------------------------------------------------------------------------------------------------
Kalmar Investment Advisers                          Based in Wilmington, Delaware
                                                    Founded in 1996
                                                    Manages approximately $3 billion in assets
-------------------------------------------------------------------------------------------------

Dividends, Capital Gains, and Taxes


Fund Distributions

The Fund distributes to shareholders virtually all of its net income as well as any net capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends generally are distributed semiannually in June and December; capital gains distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.



Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

- Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

--------------------------------------------------------------------------------
 Plain Talk About "Buying a Dividend"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------



General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

- Provide us with your correct taxpayer identification number;

- Certify that the taxpayer identification number is correct; and

- Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.


The Fund's NAV is calculated based upon the NAVs of the underlying mutual funds in which the Fund invests (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares). The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.


Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.



FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Fund began fiscal year 2006 with a net asset value (price) of $19.14 per share. During the year, the Fund earned $0.533 per share from investment income (interest and dividends), $0.378 per share in capital gains distributions, and $1.554 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.565 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $21.04, reflecting earnings of $2.465 per share and distributions of $0.565 per share. This was an increase of $1.90 per share (from $19.14 at the beginning of the year to $21.04 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 13.13% for the year.

 As of October 31, 2006, the Fund had approximately $13.5 billion in net assets. For the year, its net investment income amounted to 2.64% of its average net assets. The Fund sold and replaced securities valued at 9%of its net assets.
--------------------------------------------------------------------------------

Vanguard STAR Fund
                                                                                                     Year Ended Oct. 31,
                                                             -----------------------------------------------------------
                                                               2006         2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $19.14       $17.92       $16.67       $14.41       $15.92
------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                          .533          .46          .41          .40         .480
------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received                            .378          .01           --           --         .181
------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                1.554         1.19         1.26         2.28       (1.656)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              2.465         1.66         1.67         2.68        (.995)
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                          (.510)        (.44)        (.42)        (.42)       (.500)
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                     (.055)          --           --           --        (.015)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.565)        (.44)        (.42)        (.42)       (.515)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $21.04       $19.14       $17.92       $16.67       $14.41
========================================================================================================================
Total Return                                                 13.13%        9.33%       10.14%       18.96%       -6.53%
========================================================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                        $13,522      $11,547      $10,083       $8,671       $7,225
------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                 0%/1/           0%           0%           0%           0%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                    2.64%        2.44%        2.39%        2.60%        3.07%
------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                    9%           6%           6%          15%          12%
========================================================================================================================
1 The acquired fund fees and expenses were 0.35%.

INVESTING WITH VANGUARD


This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.


Purchasing Shares



Account Minimums

To open and maintain an account.  $1,000.


To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain a fund account, or to add to an existing fund account.


Investment minimums may differ for certain categories of investors.



How to Purchase Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.

By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.


How to Make a Purchase Request

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or
whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.

By wire.   Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--56. See Contacting Vanguard.


Trade Dates
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Good order. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Other Purchase Rules You Should Know


Check purchases. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.

Purchase requests. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.


Large purchases. Please call Vanguard before attempting to invest a large dollar amount.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.



Redeeming Shares


How to Redeem Shares

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.



How to Receive Redemption Proceeds


By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.

By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

By check. Vanguard will normally mail you a redemption check within two business days of your trade date.


Trade Dates
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. If share certificates have been issued for your fund account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.


Address change. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


Exchanging Shares


An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.



Frequent-Trading Limits


Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), the policy does not apply to the following:


- Purchases of shares with reinvested dividend or capital gains distributions.

- Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online(R).

- Redemptions of shares to pay fund or account fees.

- Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

- Transfers and re-registrations of shares within the same fund.

- Purchases of shares by asset transfer or direct rollover.

- Conversions of shares from one share class to another in the same fund.

- Checkwriting redemptions.

- Section 529 college savings plans.


- Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:


- Purchases of shares with participant payroll or employer contributions or loan repayments.

- Purchases of shares with reinvested dividend or capital gains distributions.

- Distributions, loans, and in-service withdrawals from a plan.

- Redemptions of shares as part of a plan termination or at the direction of the plan.

- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

- Redemptions of shares to pay fund or account fees.

- Share or asset transfers or rollovers.

- Re-registrations of shares.

- Conversions of shares from one share class to another in the same fund.

Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



Other Rules You Should Know


Vanguard.com(R)


Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

- Authorization to act on the account (as the account owner or by legal documentation or other means).

- Account registration and address.

- Social Security or employer identification number.

- Fund name and account number, if applicable.


- Other information relating to the caller, the account holder, or the account.


Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.



Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

- The fund name and account number.

- The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

- Signatures of all registered owners.

- Signature guarantees, if required for the type of transaction.*

- Any supporting legal documentation that may be required.

The requirements vary among types of accounts and transactions.

*Call Vanguard for specific signature-guarantee requirements.

Vanguard reserves the right, without prior notice, to revise the requirements for good order.

Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares and Redeeming Shares. Vanguard reserves the right to return future-dated checks.


Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Custodial Fees
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.

Low-Balance Accounts

All Vanguard funds reserve the right, without prior notice, to liquidate any investment-only retirement-plan fund account or any nonretirement fund account whose balance falls below the minimum initial investment. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.


For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $500. This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000 or more.


Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



Fund and Account Updates


Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard STAR Fund twice a year, in June and December. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

- Performance assessments and comparisons with industry benchmarks.


- Financial statements with listings of Fund holdings.


Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


Contacting Vanguard

Web
----------------------------------------------------------------------------------------------------------
Vanguard.com                               For the most complete source of Vanguard news
24 hours a day, 7 days a week              For fund, account, and service information
                                           For most account transactions
                                           For literature requests
----------------------------------------------------------------------------------------------------------
Phone
----------------------------------------------------------------------------------------------------------
Vanguard Tele-Account(R) 800-662-6273      For automated fund and account information
(ON-BOARD)                                 For exchange transactions (subject to limitations)
                                           Toll-free, 24 hours a day, 7 days a week
----------------------------------------------------------------------------------------------------------
Investor Information 800-662-7447 (SHIP)   For fund and service information
(Text telephone for the hearing impaired   For literature requests
at 800-952-3335)                           Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                           Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------------------------
Client Services 800-662-2739 (CREW)        For account information
(Text telephone for the hearing impaired   For most account transactions
at 800-749-7273)                           Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                           Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------------------------
Institutional Division                     For information and services for large institutional investors
888-809-8102                               Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                                           Eastern time
----------------------------------------------------------------------------------------------------------
Intermediary Sales Support                 For information and services for financial intermediaries
800-997-2798                               including broker-dealers, trust institutions, insurance
                                           companies, and financial advisors
                                           Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                                           Eastern time
----------------------------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)           The Vanguard Group
                                     P.O. Box 1110
                                     Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)          The Vanguard Group
                                     P.O. Box 2900
                                     Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight    The Vanguard Group
                                     455 Devon Park Drive
                                     Wayne, PA 19087-1815
----------------------------------------------------------------------



Fund Number
Please use the specific fund number when contacting us:

------------------------------------------------------------
Vanguard STAR Fund                           56
------------------------------------------------------------























Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Vanguard Tele-Account, Tele-Account, STAR, Explorer, Windsor, Morgan, Vanguard ETF, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


Acquired Fund.  Any mutual fund whose shares are owned by another fund.


Balanced Fund. A mutual fund that seeks to provide some combination of income, capital appreciation, and conservation of capital by investing in stocks and bonds.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Duration. A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond's price would rise by approximately 2% when interest rates fell by 1%.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses-- such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.


Fund of Funds. A mutual fund that pursues its objective by investing in other mutual funds rather than in individual securities.

Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.


Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                  [SHIP LOGO] [VANGUARD(R) LOGO]
                                                  P.O. Box 2600
                                                  Valley Forge, PA 19482-2600


CONNECT WITH VANGUARD(R) > www.vanguard.com



For More Information

If you would like more information about Vanguard STAR Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.


To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text Telephone for the hearing impaired: 800-952-3335


If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:


Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-3919



(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


P056 022007

Vanguard(R) STAR(R) Fund


>  Prospectus


For Participants


February 28, 2007


                                                  [SHIP LOGO] [VANGUARD(R) LOGO]




This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2006.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


-------------------------------------------------------------------------------
Fund Profile              1       Financial Highlights                    21
-------------------------------------------------------------------------------
More on the Fund          6       Investing With Vanguard                 24
-------------------------------------------------------------------------------
 The Fund and Vanguard   16       Accessing Fund Information by Computer  26
-------------------------------------------------------------------------------
 Investment Advisor      17       Glossary of Investment Terms            27
-------------------------------------------------------------------------------
 Dividends, Capital      20
 Gains, and Taxes
-------------------------------------------------------------------------------
 Share Price             21
-------------------------------------------------------------------------------



Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

FUND PROFILE


Investment Objective
The Fund seeks to provide long-term capital appreciation and income.


Primary Investment Strategies
As a "fund of funds," the STAR Fund invests in a diversified group of other Vanguard mutual funds, rather than in individual securities. The Fund follows a balanced investment approach by placing 60% to 70% of its assets in common stocks through eight stock funds; 20% to 30% of its assets in bonds through two bond funds; and 10% to 20% of its assets in short-term investments through a short-term bond fund. Through the underlying funds, the STAR Fund owns diversified mixes of stocks and bonds. The Fund's stock holdings emphasize large-capitalization stocks of domestic companies and, to a lesser extent, a diversified group of stocks in companies located outside the United States. The Fund's bond holdings focus predominantly on short- and long-term investment-grade corporate bonds and GNMA mortgage-backed securities.


Primary Risks
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because stock and bond prices can move in different directions or to different degrees, the Fund's bond and short-term investment holdings may counteract some of the volatility experienced by the Fund's stock holdings. The Fund's balanced portfolio, in the long run, should result in less investment risk--but a lower investment return--than that of a fund investing exclusively in common stocks.

- With 60% to 70% of its assets allocated to stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; and country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

- With its remaining assets allocated to bonds and short-term investments, the Fund is subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline, thus reducing the underlying fund's return; and income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

- The Fund is also subject to manager risk, which is the chance that poor security selection will cause one or more of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform relevant benchmarks or other funds with a similar investment objective.

For additional information on investment risks, see More on the Fund.


Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and composite stock/bond indexes. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns
------------------------------------------------------------
[BAR CHART: SCALE -20% TO 40%]

                             1997      21.15
                             1998      12.38
                             1999       7.13
                             2000      10.96
                             2001       0.50
                             2002      -9.87
                             2003      22.70
                             2004      11.60
                             2005       7.44
                             2006      11.64

------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 12.12% (quarter ended June 30, 2003), and the lowest return for a quarter was -9.43% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2006

                                                         1 Year          5 Years        10 Years
-------------------------------------------------------------------------------------------------
Vanguard STAR Fund                                        11.64%            8.16%           9.19%
-------------------------------------------------------------------------------------------------
Comparative Benchmarks
(indexes reflect no deduction for fees or expenses)
-------------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index                   15.87%            7.65%           8.67%
-------------------------------------------------------------------------------------------------
MSCI US Broad Market Index                                15.72               --              --
-------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                       4.33             5.06            6.24
-------------------------------------------------------------------------------------------------
MSCI EAFE Index/1/                                        26.34            14.98            5.73
-------------------------------------------------------------------------------------------------
STAR Composite Index/2/                                   12.68             7.35            8.16
-------------------------------------------------------------------------------------------------
STAR Composite Average/3/                                 10.88             6.35            7.15
-------------------------------------------------------------------------------------------------
1 Morgan Stanley Capital International Europe, Australasia, Far East Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.
2 STAR Composite Index weightings: 62.5% Dow Jones Wilshire 5000 Composite Index, 25% Lehman
  Brothers Aggregate Bond Index, and 12.5% Citigroup 3-Month U.S. Treasury Bill Index through
  December 31, 2002; 50% Dow Jones Wilshire 5000 Composite Index, 25% Lehman Brothers Aggregate
  Bond Index, 12.5% Lehman Brothers 1-5 Year U.S. Credit Index, and 12.5% MSCI EAFE Index through
  April 22, 2005; and 50% MSCI US Broad Market Index, 25% Lehman Aggregate Bond Index, 12.5%
  Lehman 1-5 Year Credit Index, and 12.5% MSCI EAFE Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.
3 STAR Composite Average weightings: 62.5% average general equity fund, 25% average fixed income fund, and 12.5% average money market fund through December 31, 2002; and 50% average general equity fund, 25% average fixed income fund, 12.5% average 1-5 year investment-grade fund, and
  12.5% average international fund thereafter.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses represent a weighted average of the expense ratios of, and the fees charged by, the underlying funds in which the Fund invests, during the Fund's fiscal year ended October 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                          None
--------------------------------------------------------------------------------
Purchase Fee                                                      None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends               None
--------------------------------------------------------------------------------
Redemption Fee                                                    None
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                               None
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                            None
--------------------------------------------------------------------------------
Other Expenses                                                    None
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                   0.35%/1/
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              0.35%/2/
--------------------------------------------------------------------------------
1 Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds. See The Fund and Vanguard.
2 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.


The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year             3 Years             5 Years             10 Years
------------------------------------------------------------------------------
$36                $113                $197                $443
------------------------------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



Additional Information
As of October 31, 2006
--------------------------------------------------------------------------------
Net Assets                   $13.5 billion
--------------------------------------------------------------------------------
Investment Advisor           The Fund does not employ an investment advisor, but
                             benefits from the investment advisory services
                             provided to the underlying Vanguard funds in which
                             it invests.
--------------------------------------------------------------------------------
Dividends and Capital Gains  Dividends are distributed semiannually in June and
                             December; capital gains, if any, are distributed
                             annually in December.
--------------------------------------------------------------------------------
Inception Date               March 29, 1985
--------------------------------------------------------------------------------
Newspaper Abbreviation       STAR
--------------------------------------------------------------------------------
Vanguard Fund Number         56
--------------------------------------------------------------------------------
Cusip Number                 921909107
--------------------------------------------------------------------------------
Ticker Symbol                VGSTX
--------------------------------------------------------------------------------

MORE ON THE FUND


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. As a "fund of funds," the STAR Fund achieves its investment objective by investing in other Vanguard mutual funds. Because the STAR Fund holds fewer than a dozen underlying funds, it is classified as nondiversified. However, through its investments in diversified underlying funds, the STAR Fund indirectly owns a diversified portfolio of stocks and bonds.


--------------------------------------------------------------------------------
 Plain Talk About Balanced Funds

 Balanced funds are generally "middle-of-the-road" investments that seek to provide some combination of income, capital appreciation, and conservation of capital by investing in a mix of stocks and bonds. Because prices of stocks and bonds can respond differently to various economic events and influences, a balanced fund should experience less investment risk than a fund investing exclusively in stocks.
--------------------------------------------------------------------------------



Market Exposure

Stocks
Through eight underlying Vanguard funds, the STAR Fund indirectly invests 60% to 70% of its assets in stocks. These stock investments are designed to provide long-term capital appreciation and some income. The underlying stock funds are described later in this section under "Security Selection."


[FLAG]
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns
(1926-2006)
                             1 Year       5 Years     10 Years     20 Years
-------------------------------------------------------------------------------
Best                           54.2%         28.6%        19.9%        17.8%
-------------------------------------------------------------------------------
Worst                         -43.1         -12.4         -0.8          3.1
-------------------------------------------------------------------------------
Average                        12.3          10.4         11.1         11.4
-------------------------------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Fund in particular.


The Fund's bond and short-term investment holdings help to reduce--but not eliminate--the stock market volatility experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on the Fund as they would on a fund made up entirely of bonds. The Fund's balanced portfolio, in the long run, should result in less investment risk--but a lower investment return--than that of a fund investing exclusively in common stocks.

By owning shares of the underlying stock funds, the STAR Fund indirectly owns a diversified mixture of common stocks. Although its indirect stock holdings are predominantly large-cap, the Fund has significant exposure to mid-cap stocks and some exposure to small-cap stocks. Historically, mid- and small-cap stocks have been more volatile than--and at times have performed quite differently from--large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make medium-size and small companies more sensitive to economic conditions, leading to less certain growth and dividend prospects.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. As of the calendar year ended December 31, 2006, the Fund's domestic equity holdings had an asset-weighted median market capitalization exceeding $40 billion. The international equity portion of the Fund had an asset-weighted median market capitalization exceeding $35 billion.


Through its investments in Vanguard International Growth and Vanguard International Value Funds, which invest in foreign stocks, the Fund is subject to country risk and currency risk. Country risk is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters-- will weaken a country's securities markets. This could cause investments in that country to lose money. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


Bonds and Short-Term Fixed Income Investments
Through two underlying Vanguard funds, approximately 20% to 30% of the Fund's assets are invested in long-term investment-grade corporate bonds and intermediate-term GNMA mortgage-backed securities. By indirectly investing in bonds, the Fund seeks to provide a high level of current income with less price volatility than would be expected from the stock portion of its holdings. The underlying bond funds are described later in the section under "Security Selection."

Through one underlying Vanguard short-term bond fund, the STAR Fund invests roughly 10% to 20% of its assets in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, mainly short- and intermediate-term corporate bonds. These investments also include, to a limited extent, non-investment-grade and unrated fixed income securities, as well as U.S. dollar-denominated foreign bonds. From this investment, the Fund seeks to obtain current income and to moderate overall volatility.

--------------------------------------------------------------------------------
 Plain Talk About Types of Bonds

 Bonds are issued (sold) by many sources: Corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; financial institutions issue asset-backed bonds; and mortgage holders issue "mortgage-backed" pass-through certificates. Each issuer is responsible for paying back the bond's initial value as well as for making periodic interest payments. Many bonds issued by government agencies and entities are neither guaranteed nor insured by the
 U.S. government.
--------------------------------------------------------------------------------


[FLAG]
The Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for short-term bonds, moderate for intermediate-term bonds, and high for long-term bonds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.



How Interest Rate Changes Affect the Value of a $1,000 Bond/1/

                              After a 1%  After a 1%  After a 2%   After a 2%
Type of Bond (Maturity)         Increase    Decrease    Increase     Decrease
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $955       $1,048
------------------------------------------------------------------------------
Intermediate-Term (10 years)         926       1,082         858        1,172
------------------------------------------------------------------------------
Long-Term (20 years)                 884       1,137         786        1,299
------------------------------------------------------------------------------
1 Assuming a 5% coupon.


These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or the Fund in particular.

--------------------------------------------------------------------------------
 Plain Talk About Bonds and Interest Rates

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as
 GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 Plain Talk About Bond Maturities

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------


[FLAG]
The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that bond to decline, thus reducing the underlying fund's return.

--------------------------------------------------------------------------------
 Plain Talk About Credit Quality

 A bond's credit-quality rating is an assessment of the issuer's ability to pay interest on the bond and, ultimately, to repay the principal. Credit quality is evaluated by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's) or through independent analysis conducted by a fund's advisor. The lower the rating, the greater the chance--in the rating agency's or advisor's opinion--that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher its yield should be to compensate investors for assuming additional risk. Investment-grade bonds are those rated in one of the four highest ratings categories. A fund may treat an unrated bond as investment-grade if warranted by the advisor's analysis.
--------------------------------------------------------------------------------


The credit quality of the bonds held by the underlying funds is expected to be very high, so credit risk for the STAR Fund should be low.


[FLAG]
The Fund is subject to income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. A fund holding bonds will experience a decline in income when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally higher for funds holding short-term bonds and lower for funds holding long-term bonds.


The Fund's short-term investments are subject to a high level of income risk, which is the chance that dividends will decline if short-term interest rates fall. However, because the Fund does not invest heavily in short-term investments, income risk to the Fund will be low. The underlying short-term bond fund is described in this section under "Security Selection."


[FLAG]
The Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.



Security Selection
The STAR Fund is a "fund of funds," which means that it achieves its objective by investing in a combination of other mutual funds rather than in individual securities.

The trustees of the Fund allocate the STAR Fund's assets among the three asset classes (stocks, bonds, and short-term investments) through the underlying funds. The trustees may authorize the Fund to invest in additional Vanguard funds without shareholder approval. Generally, the Fund invests 60% to 70% of its assets in stock funds, 20% to 30% in bond funds, and 10% to 20% in short-term investments. While these allocations may shift from time to time, stocks can be expected to represent at least 60% of the Fund's holdings at any given time. Within any asset class, the trustees may increase or decrease the percentage of assets invested in any particular fund without advance notice to shareholders.


--------------------------------------------------------------------------------
 Plain Talk About "Fund of Funds"

 The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------


[FLAG]
The Fund is subject to manager risk, which is the chance that poor security selection will cause one or more of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform relevant benchmarks or other funds with a similar investment objective.

The underlying Vanguard funds are run according to traditional methods of active investment management. This means that securities are bought and sold according to the advisors' judgments about companies and their financial prospects, about issuers of bonds and money market instruments, and about the general level of interest rates.

The Fund is generally managed without regard to tax ramifications.


Stocks

As of October 31, 2006, the STAR Fund invested in the following stock funds, in approximately the percentages indicated:

- Vanguard/ /Windsor(TM) II Fund (16.1%)

- Vanguard Windsor Fund (8.8%)

- Vanguard Morgan(TM) Growth Fund (6.9%)

- Vanguard PRIMECAP Fund (6.9%)

- Vanguard U.S. Growth Fund (6.9%)

- Vanguard International Value Fund (6.3%)

- Vanguard International Growth Fund (6.2%)

- Vanguard Explorer(TM) Fund (4.2%)

Vanguard Windsor Fund, Vanguard Windsor II Fund, and Vanguard International Value Fund are value-oriented stock funds, chosen primarily for their potential for long-term capital appreciation, as well as for their secondary objective of providing some dividend income.

- Vanguard Windsor and Vanguard Windsor II Funds invest in mid- and large-cap companies whose stocks are considered by the funds' advisors to be undervalued. These stocks typically have lower-than-average prices in relation to such measures as earnings and book value and higher-than-average dividend yields.

- Vanguard International Value Fund invests mainly in common stocks of companies located outside the United States that are considered by the fund's advisors to be undervalued. The fund invests in small-, mid-, and large-cap companies and is expected to diversify its assets across developed and emerging markets in Europe, the Far East, and Latin America.

Vanguard Explorer Fund, Vanguard PRIMECAP Fund, Vanguard Morgan Growth Fund, Vanguard U.S. Growth Fund, and Vanguard International Growth Fund are growth-oriented stock funds. These funds are held by the STAR Fund primarily to provide long-term capital appreciation. They work in different ways to achieve this goal.

- Vanguard Explorer Fund invests mainly in the stocks of small companies. These companies tend to be unseasoned but are considered by the fund's advisors to have superior growth potential. These companies often provide little or no dividend income.

- Vanguard PRIMECAP Fund invests in stocks with above-average earnings growth potential that is not reflected in their current market prices. The fund's portfolio consists predominantly of mid- and large-cap stocks.

- Vanguard Morgan Growth Fund invests mainly in the stocks of mid- and large-cap U.S. companies whose revenues and/or earnings are expected to grow faster than those of the average company in the market.

- Vanguard U.S. Growth Fund invests mainly in large-cap stocks of U.S. companies considered to have above-average earnings growth potential and reasonable stock prices in comparison with expected earnings.

- Vanguard International Growth Fund invests in the stocks of companies located outside the United States. In selecting stocks, the fund's advisors evaluate foreign markets around the world and choose companies considered to have above-average growth potential.


Bonds

As of October 31, 2006, the STAR Fund invested in the following bond funds, in approximately the percentages indicated:

- Vanguard Long-Term Investment-Grade Fund (12.7%)

- Vanguard GNMA Fund (12.6%)

Both bond funds seek to provide a high level of current income and to preserve investors' principal. They work toward this goal, however, in different ways.

- Vanguard Long-Term Investment-Grade Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be intermediate- and long-term investment-grade fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 15 to 25 years.

- Vanguard GNMA Fund invests at least 80% of its assets in Government National Mortgage Association (GNMA) pass-through certificates, which are fixed income securities representing part ownership in a pool of mortgage loans supported by the full faith and credit of the U.S. government. The balance of the fund's assets may be invested in U.S. Treasury or other U.S. government agency securities, as well as repurchase agreements collateralized by such securities. The fund's dollar-weighted average maturity depends on homeowner prepayments of the underlying mortgages, and it will normally fall within an intermediate-term range (3 to 10 years).


Short-Term Fixed Income Investments

To satisfy its policy of allocating 10% to 20% of assets to short-term investments, the STAR Fund invested approximately 12.4% of its assets in Vanguard Short-Term Investment-Grade Fund as of October 31, 2006.

- Vanguard Short-Term Investment-Grade Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 1 to 4 years.



Other Investment Policies and Risks

Each underlying fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.



Cash Management

Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures
Each underlying fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective, which in turn may prevent the STAR Fund from achieving its investment objective.


Frequent Trading or Market-Timing


Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.


- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
Although the Fund normally seeks to invest for the long term, the Fund may sell shares of the underlying funds regardless of how long they have been held. The Financial Highlights section of the prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that the Fund had sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period.


--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



The Fund and Vanguard

The STAR Fund has entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Fund at cost. The Fund owes Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Fund also bears the cost of services provided by other parties (such as auditors, legal counsel, and the Fund's custodian), as well as taxes and other direct expenses of the Fund. However, the agreement provides that the Fund's expenses will be offset by a reimbursement from Vanguard for (1) the Fund's contributions to the costs of operating the underlying Vanguard funds in which the STAR Fund invests, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund's operation.

The Fund's trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Fund. As a result, the Fund is expected to operate at a very low or zero expense ratio. Since its inception in 1985, the Fund, in fact, has incurred no direct net expenses.


Although the STAR Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds. The following chart shows the expense ratio for the Investor Shares of each of the underlying funds during the STAR Fund's 2006 fiscal year, as well as the percentage of the STAR Fund's net assets invested in each fund as of October 31, 2006:


                                                          Percentage of STAR
Underlying Fund                            Expense Ratio   Fund's Net Assets
----------------------------------------------------------------------------
Vanguard Windsor II Fund                          0.34%              16.1%
----------------------------------------------------------------------------
Vanguard Long-Term Investment-Grade Fund          0.25               12.7
----------------------------------------------------------------------------
Vanguard GNMA Fund                                0.21               12.6
----------------------------------------------------------------------------
Vanguard Short-Term Investment-Grade Fund         0.21               12.4
----------------------------------------------------------------------------
Vanguard Windsor Fund                             0.36                8.8
----------------------------------------------------------------------------
Vanguard Morgan Growth Fund                       0.42                6.9
----------------------------------------------------------------------------
Vanguard PRIMECAP Fund                            0.46                6.9
----------------------------------------------------------------------------
Vanguard U.S. Growth Fund                         0.58                6.9
----------------------------------------------------------------------------
Vanguard International Value Fund                 0.46                6.3
----------------------------------------------------------------------------
Vanguard International Growth Fund                0.55                6.2
----------------------------------------------------------------------------
Vanguard Explorer Fund                            0.46                4.2
----------------------------------------------------------------------------



Investment Advisor


The Fund does not employ an investment advisor. Rather, the Fund's board of trustees decides how to allocate its assets among the underlying funds. The following chart lists the investment advisors employed by each underlying fund. The portfolio managers of each underlying fund are listed in the respective underlying fund's prospectus.

Underlying Fund                               Investment Advisor
-----------------------------------------------------------------------------------------------
Vanguard Windsor II Fund                      Armstrong Shaw Associates Inc.
                                              Barrow, Hanley, Mewhinney & Strauss, Inc.
                                              The Vanguard Group, Inc.
                                              Hotchkis and Wiley Capital Management, LLC
                                              Lazard Asset Management LLC
-----------------------------------------------------------------------------------------------
Vanguard Windsor Fund                         Wellington Management Company, LLP
                                              AllianceBernstein L.P.
-----------------------------------------------------------------------------------------------
Vanguard U.S. Growth Fund                     AllianceBernstein L.P.
                                              William Blair & Company, L.L.C.
-----------------------------------------------------------------------------------------------
Vanguard PRIMECAP Fund                        PRIMECAP Management Company
-----------------------------------------------------------------------------------------------
Vanguard Morgan Growth Fund                   Wellington Management Company, LLP
                                              The Vanguard Group, Inc.
                                              Franklin Portfolio Associates, LLC
                                              Jennison Associates, LLC
-----------------------------------------------------------------------------------------------
Vanguard International Value Fund             Hansberger Global Investors, Inc.
                                              AllianceBernstein L.P.
-----------------------------------------------------------------------------------------------
Vanguard International Growth Fund            Schroder Investment Management North America Inc.
                                              Baillie Gifford Overseas Ltd.
-----------------------------------------------------------------------------------------------
Vanguard Explorer Fund                        Granahan Investment Management, Inc.
                                              Wellington Management Company, LLP
                                              Grantham, Mayo, Van Otterloo & Co. LLC
                                              The Vanguard Group, Inc.
                                              Chartwell Investment Partners, L.P.
                                              Kalmar Investment Advisers
-----------------------------------------------------------------------------------------------
Vanguard GNMA Fund                            Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------
Vanguard Long-Term  Investment-Grade Fund     Wellington Management Company, LLP
-----------------------------------------------------------------------------------------------
Vanguard Short-Term Investment-Grade Fund     The Vanguard Group, Inc.
-----------------------------------------------------------------------------------------------

The chart below briefly describes each investment advisor:


Firm                                                Background
-------------------------------------------------------------------------------------------------
Armstrong Shaw Associates Inc.                      Based in New Canaan, Connecticut
                                                    Founded in 1984
                                                    Manages approximately $9 billion in assets
-------------------------------------------------------------------------------------------------
Barrow, Hanley, Mewhinney & Strauss, Inc.           Based in Dallas, Texas
                                                    Founded in 1979
                                                    Manages approximately $61 billion in assets
-------------------------------------------------------------------------------------------------
The Vanguard Group, Inc.                            Based in Valley Forge, Pennsylvania
                                                    Began operations in 1975
                                                    Manages approximately $782 billion in assets
-------------------------------------------------------------------------------------------------
Hotchkis and Wiley Capital Management, LLC          Based in Los Angeles, California
                                                    Founded in 1980
                                                    Manages approximately $33 billion in assets
-------------------------------------------------------------------------------------------------
Lazard Asset Management LLC                         Based in New York, New York
                                                    Founded in 1970
                                                    Manages approximately $90 billion in assets
-------------------------------------------------------------------------------------------------
Wellington Management Company, LLP                  Based in Boston, Massachusetts
                                                    Founded in 1928
                                                    Manages approximately $544 billion in assets
-------------------------------------------------------------------------------------------------
AllianceBernstein L.P.                              Based in New York, New York
                                                    Founded in 1968
                                                    Manages approximately $659 billion in assets
-------------------------------------------------------------------------------------------------
William Blair & Company, L.L.C.                     Based in Chicago, Illinois
                                                    Founded in 1935
                                                    Manages approximately $40 billion in assets
-------------------------------------------------------------------------------------------------
PRIMECAP Management Company                         Based in Pasadena, California
                                                    Founded in 1983
                                                    Manages approximately $58 billion in assets
-------------------------------------------------------------------------------------------------
Franklin Portfolio Associates, LLC                  Based in Boston, Massachusetts
                                                    Founded in 1982
                                                    Manages approximately $33 billion in assets
-------------------------------------------------------------------------------------------------

Firm                                                Background
-------------------------------------------------------------------------------------------------
Jennison Associates, LLC                            Based in New York, New York
                                                    Founded in 1969
                                                    Manages approximately $75 billion in assets
-------------------------------------------------------------------------------------------------
Hansberger Global Investors, Inc.                   Based in Fort Lauderdale, Florida
                                                    Founded in 1994
                                                    Manages approximately $9 billion in assets
-------------------------------------------------------------------------------------------------
Schroder Investment Management North America Inc.   Based in London, England
                                                    Founded in 1979
                                                    Manages approximately $35 billion in assets
-------------------------------------------------------------------------------------------------
Baillie Gifford Overseas Ltd.                       Based in Edinburgh, Scotland
                                                    Founded in 1983
                                                    Manages approximately $86 billion in assets
-------------------------------------------------------------------------------------------------
Granahan Investment Management, Inc.                Based in Waltham, Massachusetts
                                                    Founded in 1985
                                                    Manages approximately $4 billion in assets
-------------------------------------------------------------------------------------------------
Grantham, Mayo, Van Otterloo & Co. LLC              Based in Boston, Massachusetts
                                                    Founded in 1977
                                                    Manages approximately $127 billion in assets
-------------------------------------------------------------------------------------------------
Chartwell Investment Partners, L.P.                 Based in Berwyn, Pennsylvania
                                                    Founded in 1997
                                                    Manages approximately $5 billion in assets
-------------------------------------------------------------------------------------------------
Kalmar Investment Advisers                          Based in Wilmington, Delaware
                                                    Founded in 1996
                                                    Manages approximately $3 billion in assets
-------------------------------------------------------------------------------------------------



Dividends, Capital Gains, and Taxes


The Fund distributes to shareholders virtually all of its net income as well as any net capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends generally are distributed semiannually in June and December; capital gains distributions generally occur annually in December.


Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.


The Fund's NAV is calculated based upon the NAVs of the underlying mutual funds in which the Fund invests (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares). The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.


Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.



FINANCIAL HIGHLIGHTS

The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Fund began fiscal year 2006 with a net asset value (price) of $19.14 per share. During the year, the Fund earned $0.533 per share from investment income (interest and dividends), $0.378 per share in capital gains distributions, and $1.554 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.565 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $21.04, reflecting earnings of $2.465 per share and distributions of $0.565 per share. This was an increase of $1.90 per share (from $19.14 at the beginning of the year to $21.04 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 13.13% for the year.

 As of October 31, 2006, the Fund had approximately $13.5 billion in net assets. For the year, its net investment income amounted to 2.64% of its average net assets. The Fund sold and replaced securities valued at 9%of its net assets.
--------------------------------------------------------------------------------

Vanguard STAR Fund
                                                                                                     Year Ended Oct. 31,
                                                             -----------------------------------------------------------
                                                               2006         2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $19.14       $17.92       $16.67       $14.41       $15.92
------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                          .533          .46          .41          .40         .480
------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received                            .378          .01           --           --         .181
------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                1.554         1.19         1.26         2.28       (1.656)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                              2.465         1.66         1.67         2.68        (.995)
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                          (.510)        (.44)        (.42)        (.42)       (.500)
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                     (.055)          --           --           --        (.015)
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                           (.565)        (.44)        (.42)        (.42)       (.515)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $21.04       $19.14       $17.92       $16.67       $14.41
========================================================================================================================
Total Return                                                 13.13%        9.33%       10.14%       18.96%       -6.53%
========================================================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                        $13,522      $11,547      $10,083       $8,671       $7,225
------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                 0%/1/           0%           0%           0%           0%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                    2.64%        2.44%        2.39%        2.60%        3.07%
------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                    9%           6%           6%          15%          12%
========================================================================================================================
1 The acquired fund fees and expenses were 0.35%.

INVESTING WITH VANGUARD


Your retirement or savings plan investment options include the Fund. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including those about the Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

- Be sure to carefully read each topic that pertains to your transactions with Vanguard.

- Vanguard reserves the right to change these policies without prior notice to shareholders.


Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.


Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares), the following policy applies, regardless of the dollar amount:


- You must wait 60 days before exchanging back into the fund.

- The 60-day clock restarts after every exchange out of the fund.

The policy does not apply to the following:

- Purchases of shares with participant payroll or employer contributions or loan repayments.

- Purchases of shares with reinvested dividend or capital gains distributions.

- Distributions, loans, and in-service withdrawals from a plan.

- Redemptions of shares as part of a plan termination or at the direction of the plan.

- Redemptions of shares to pay fund or account fees.

- Share or asset transfers or rollovers.

- Re-registrations of shares within the same fund.

- Conversions of shares from one share class to another in the same fund.

- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.


Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.



Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.




ACCESSING FUND INFORMATION BY COMPUTER


Vanguard on the World Wide Web www.vanguard.com
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.









Vanguard, Connect with Vanguard, Plain Talk, STAR, Explorer, Windsor, Morgan, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


Acquired Fund.  Any mutual fund whose shares are owned by another fund.


Balanced Fund. A mutual fund that seeks to provide some combination of income, capital appreciation, and conservation of capital by investing in stocks and bonds.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Duration. A measure of the sensitivity of bond--and bond fund--prices to interest rate movements. For example, if a bond has a duration of two years, its price would fall by approximately 2% when interest rates rose by 1%. On the other hand, the bond's price would rise by approximately 2% when interest rates fell by 1%.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses-- such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.


Fund of Funds. A mutual fund that pursues its objective by investing in other mutual funds rather than in individual securities.

Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.


Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.


Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally blank.

                                                  [SHIP LOGO] [VANGUARD(R) LOGO]
                                                  Institutional Division
                                                  P.O. Box 2900
                                                  Valley Forge, PA 19482-2900


CONNECT WITH VANGUARD(R) > www.vanguard.com



For More Information

If you would like more information about Vanguard STAR Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.


To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-3919



(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I056 022007

Vanguard/(R)/ Developed Markets Index Fund
Vanguard Total International Stock Index Fund

>  Prospectus

Investor Shares

February 28, 2007

                                                       [SHIP GRAPHIC]VANGUARD(R)


This prospectus contains financial data for the Funds through the fiscal year ended October 31, 2006.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents


An Introduction to Index Funds     1       Investing With Vanguard         26
-------------------------------------------------------------------------------
Vanguard Fund Profiles             2       Purchasing Shares               26
-------------------------------------------------------------------------------
 Developed Markets Index Fund      2       Redeeming Shares                28
-------------------------------------------------------------------------------
 Total International Stock         6       Exchanging Shares               33
 Index Fund
-------------------------------------------------------------------------------
More on the Funds                 10       Frequent-Trading Limits         33
-------------------------------------------------------------------------------
 The Funds and Vanguard           18       Other Rules You Should Know     35
-------------------------------------------------------------------------------
 Investment Advisor               19       Fund and Account Updates        38
-------------------------------------------------------------------------------
 Dividends, Capital Gains, and    19       Contacting Vanguard             40
 Taxes
-------------------------------------------------------------------------------
 Share Price                      22       Glossary of Investment Terms    42
-------------------------------------------------------------------------------
Financial Highlights              22
-------------------------------------------------------------------------------


Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

A Similar But Distinct Vanguard Fund
The Developed Markets Index Fund offered by this prospectus should not be confused with Vanguard Institutional Developed Markets Index Fund, a separate Vanguard fund that also seeks to match the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index. Differences in the funds' respective cash flows and expenses are expected to produce slightly different investment performance by the funds.

Vanguard Institutional Developed Markets Index Fund is offered through a separate prospectus, which can be obtained by calling Vanguard at 888-809-8102.

An Introduction to Index Funds


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:


.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.


.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

.. Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


Index Funds in This Prospectus

Vanguard offers a variety of stock index funds (both U.S. and international) as well as bond and balanced index funds. This prospectus provides information about Vanguard Developed Markets Index Fund, which seeks to track European, Australian, Asian, and Far East segments of the international stock market, and Vanguard Total International Stock Index Fund, which seeks to track the entire international stock market.

On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.

Fund Profile--Vanguard Developed Markets Index Fund


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe and the Pacific region.

Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach. The Fund seeks to track the performance of the Morgan Stanley Capital International(R) (MSCI(R)) Europe, Australasia, Far East (EAFE(R)) Index by investing in two other Vanguard funds--Vanguard European Stock Index Fund and Vanguard Pacific Stock Index Fund. These other funds seek to track the MSCI Europe Index and the MSCI Pacific Index, which together make up the MSCI EAFE Index. The Fund allocates all, or substantially all, of its assets between the European Stock Index Fund and the Pacific Stock Index Fund, based on the market capitalizations of European and Pacific stocks in the MSCI EAFE Index. The MSCI EAFE Index includes approximately 1,165 common stocks of companies located in Europe, Australia, Asia, and the Far East. For more information about indexing, see "Security Selection" under More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

.. Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns
------------------------------------------------------------
                 SCALE RANGE -40 to 60

                    2001    -22.04
                    2002    -15.70
                    2003     38.61
                    2004     20.25
                    2005     13.34
                    2006     26.18

------------------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.35% (quarter ended June 30, 2003), and the lowest return for a quarter was -19.83% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2006
                                                                        SINCE
                                        1 YEAR       5 YEAR         INCEPTION/1/
-------------------------------------------------------------------------------
Vanguard Developed Markets Index Fund
-------------------------------------------------------------------------------
Return Before Taxes                      26.18%       14.98%              5.69%
-------------------------------------------------------------------------------
Return After Taxes on Distributions      25.56        14.40               5.08
-------------------------------------------------------------------------------
Return After Taxes on Distributions
 and Sale of Fund Shares                 17.44        12.87               4.57
-------------------------------------------------------------------------------
MSCI EAFE Index/2/
 (reflects no deduction for fees,
expenses, or taxes)                      26.34%       14.98%              5.73%
-------------------------------------------------------------------------------
1 Since-inception returns are from May 8, 2000--the inception date of the
 Fund--through December 31, 2006.
2 Morgan Stanley Capital International Europe, Australasia, Far East Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses represent a weighted average of the expense ratios of, and the fees charged by, the underlying funds in which the Fund invests, during the Fund's fiscal year ended October 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                          None
--------------------------------------------------------------------------------
Purchase Fee                                                      None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends               None
--------------------------------------------------------------------------------
Redemption Fee                                                    2%/1/
--------------------------------------------------------------------------------
Account Maintenance Fee (for accounts under $10,000)             $10/year/2/
--------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                               None
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                            None
--------------------------------------------------------------------------------
Other Expenses                                                    None
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                  0.27%/3/
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             0.27%/4/
--------------------------------------------------------------------------------
1 The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.
2 If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a fund share may be automatically redeemed to make up the difference.

3 Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds. See The Funds and Vanguard.

4 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year          3 Years       5 Years       10 Years
----------------------------------------------------------
$28             $87           $152          $343
----------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of October 31, 2006
--------------------------------------------------------------------------------
Net Assets                   $2.6 billion
--------------------------------------------------------------------------------
Investment                   Advisor The Fund does not employ an investment
                             advisor, but benefits from the investment advisory
                             services provided to the underlying Vanguard funds
                             in which it invests.
--------------------------------------------------------------------------------
Dividends and Capital Gains  Distributed annually in December
--------------------------------------------------------------------------------
Suitable for IRAs            Yes
--------------------------------------------------------------------------------
Inception Date               May 8, 2000
--------------------------------------------------------------------------------
Minimum Initial Investment   $3,000
--------------------------------------------------------------------------------
Newspaper Abbreviation       DevMkt
--------------------------------------------------------------------------------
Vanguard Fund Number         227
--------------------------------------------------------------------------------
Cusip Number                 921909701
--------------------------------------------------------------------------------
Ticker Symbol                VDMIX
--------------------------------------------------------------------------------

Fund Profile--Vanguard Total International Stock Index Fund

Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in Europe, the Pacific region, and emerging markets countries.

Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach. The Fund seeks to track the performance of the Total International Composite Index by investing in three other Vanguard funds--Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, and Vanguard Emerging Markets Stock Index Fund. These other funds seek to track the MSCI Europe Index, the MSCI Pacific Index, and the MSCI Emerging Markets Index, which together make up the Total International Composite Index. The Fund allocates all, or substantially all, of its assets among the European Stock Index Fund, the Pacific Stock Index Fund, and the Emerging Markets Stock Index Fund, based on the market capitalizations of European, Pacific, and emerging markets stocks in the Total International Composite Index. For more information about indexing, see "Security Selection" under More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

.. Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and a composite index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.

Annual Total Returns
------------------------------------------------------------
                  SCALE RANGE -40 to 60%

                     1997    -0.77
                     1998    15.60
                     1999    29.92
                     2000   -15.61
                     2001   -20.15
                     2002   -15.08
                     2003    40.34
                     2004    20.84
                     2005    15.57
                     2006    26.64
------------------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 20.49% (quarter ended December 31, 1998), and the lowest return for a quarter was -19.72% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2006

                                              1 Year        5 Years     10 Years
--------------------------------------------------------------------------------
Vanguard Total International Stock Index Fund
--------------------------------------------------------------------------------
Return Before Taxes                            26.64%        16.08%        7.78%
--------------------------------------------------------------------------------
Return After Taxes on Distributions            26.04         15.51         7.14
--------------------------------------------------------------------------------
Return After Taxes on Distributions
 and Sale of Fund Shares                       17.71         13.87         6.46
--------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
--------------------------------------------------------------------------------
MSCI EAFE + Emerging Markets Index /1/         27.25%        16.24%        8.16%
--------------------------------------------------------------------------------
Total International Composite Index /2/        26.92         16.14         7.75
--------------------------------------------------------------------------------
1 Morgan Stanley Capital International Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.
2 Consists of stocks in the MSCI Europe Index, the MSCI Pacific Index, and the
 MSCI Emerging Markets Index.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses represent a weighted average of the expense ratios of, and the fees charged by, the underlying funds in which the Fund invests, during the Fund's fiscal year ended October 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                         None
--------------------------------------------------------------------------------
Purchase Fee                                                     None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends              None
--------------------------------------------------------------------------------
Redemption Fee                                                    2%/1/
--------------------------------------------------------------------------------
Account Maintenance Fee (for accounts under $10,000)            $10/year/2/
--------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                              None
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                           None
--------------------------------------------------------------------------------
Other Expenses                                                   None
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                  0.32%/3/
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                             0.32%/4/
--------------------------------------------------------------------------------
1 The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.
2 If applicable, the account maintenance fee will be deducted from your annual distribution of the Fund's dividends. If your distribution is less than the fee, a fraction of a fund share may be automatically redeemed to make up the difference.

3 Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds. See The Funds and Vanguard.

4 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year          3 Years       5 Years       10 Years
----------------------------------------------------------
$33             $103          $180          $406
----------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of October 31, 2006
--------------------------------------------------------------------------------
Net Assets                   $18.2 billion
--------------------------------------------------------------------------------
Investment                   Advisor The Fund does not employ an investment
                             advisor, but benefits from the investment advisory
                             services provided to the underlying Vanguard funds
                             in which it invests.
--------------------------------------------------------------------------------
Dividends and Capital Gains  Distributed annually in December
--------------------------------------------------------------------------------
Suitable for IRAs            Yes
--------------------------------------------------------------------------------
Inception Date               April 29, 1996
--------------------------------------------------------------------------------
Minimum Initial Investment   $3,000
--------------------------------------------------------------------------------
Newspaper Abbreviation       TotIntl
--------------------------------------------------------------------------------
Vanguard Fund Number         113
--------------------------------------------------------------------------------
Cusip Number                 921909602
--------------------------------------------------------------------------------
Ticker Symbol                VGTSX
--------------------------------------------------------------------------------

More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Developed Markets Index Fund will invest at least 80%, and usually all or substantially all, of its assets in the European and Pacific Stock Index Funds or other Vanguard funds that use an indexing strategy to invest in stocks of developed markets. The Fund's 80% investment policy may be changed only upon 60 days' notice to shareholders. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.


Market Exposure
To track their target indexes as closely as possible, the underlying funds attempt to remain fully invested in foreign stocks included in their particular indexes. The Developed Markets and Total International Stock Index Funds normally hold 100% of their assets in shares of their underlying funds.

================================================================================
Plain Talk About International Investing

U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
================================================================================

FLAG
Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. The returns, however, are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.


International Stock Market Returns
(1970-2006)
                         1 Year       5 Years       10 Years       20 Years
---------------------------------------------------------------------------
Best                       69.4%         36.1%          22.0%          15.5%
----------------------------------------------------------------------------
Worst                     -23.4          -2.9            4.0            8.1
----------------------------------------------------------------------------
Average                    12.9          10.8           11.7           12.6
----------------------------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2006. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Funds in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1997 through 2006, as measured by their respective indexes.

Returns for Various Stock Markets/1/
                                           European                 Pacific                Emerging                      U.S.
                                             Market                  Market                 Markets                    Market
------------------------------------------------------------------------------------------------------------------------------
1997                                          23.80%                 -25.87%                 -11.59%                    33.36%
------------------------------------------------------------------------------------------------------------------------------
1998                                          28.53                    2.72                  -25.34                     28.58
------------------------------------------------------------------------------------------------------------------------------
1999                                          15.89                   56.65                   66.41                     21.04
------------------------------------------------------------------------------------------------------------------------------
2000                                          -8.39                  -25.78                  -30.61                     -9.10
------------------------------------------------------------------------------------------------------------------------------
2001                                         -19.90                  -25.40                   -2.62                    -11.89
------------------------------------------------------------------------------------------------------------------------------
2002                                         -18.38                   -9.29                   -6.17                    -22.10
------------------------------------------------------------------------------------------------------------------------------
2003                                          38.54                   38.48                   55.82                     28.68
------------------------------------------------------------------------------------------------------------------------------
2004                                          20.88                   18.98                   25.55                     10.88
------------------------------------------------------------------------------------------------------------------------------
2005                                           9.42                   22.64                   34.00                      4.91
------------------------------------------------------------------------------------------------------------------------------
2006                                          33.72                   12.20                   32.17                     15.79
------------------------------------------------------------------------------------------------------------------------------
1 European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor's 500 Index. The MSCI Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.

Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes or of the Funds in particular.



FLAG
Each Fund is subject to country risk and currency risk. Country risk is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

================================================================================
Plain Talk About Regional Versus Broad International Investing

Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).
================================================================================

Developed Markets Index Fund. As a fund of funds, the Developed Markets Index Fund invests all of its assets in shares of the European and Pacific Stock Index Funds; indirectly, its risks will proportionately mirror those of the underlying funds. As of October 31, 2006, the Fund's assets were invested 68.7% and 31.3%, respectively, in the European and Pacific Stock Index Funds, and the Fund had an asset-weighted median market capitalization of $43.2 billion.


================================================================================
Plain Talk About "Fund of Funds"

The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
================================================================================


Total International Stock Index Fund. As a fund of funds, the Total International Stock Index Fund invests all, or substantially all, of its assets in shares of the European, Pacific, and Emerging Markets Stock Index Funds; indirectly, its risks will proportionately mirror those of the underlying funds. As of October 31, 2006, the Fund's assets were invested as follows: 58.5% in the European Stock Index Fund; 26.6% in the Pacific Stock Index Fund; and 14.9% in the Emerging Markets Stock Index Fund. As of October 31, 2006, the Fund had an asset-weighted median market capitalization of $38.4 billion.


As funds of funds, the Developed Markets and Total International Stock Index Funds are considered nondiversified because they invest in very few underlying funds. However, the underlying funds in which the Funds invest are broadly diversified.


Underlying Funds. European Stock Index Fund--The Fund seeks to track the performance of the MSCI Europe Index, which is made up of 603 common stocks of companies located in 16 European countries. Stocks from the United Kingdom, France, Germany, and Switzerland constituted 35%, 14%, 11%, and 10%, respectively, of the Index as of October 31, 2006. Stocks from the remaining 12 countries have much less significant market-capitalization weightings in the Index and thus much less impact on the Fund's total return. The Fund's heavy exposure to just four countries subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds. As of October 31, 2006, the Fund had an asset-weighted median market capitalization of $55.2 billion.

Pacific Stock Index Fund--The Fund seeks to track the performance of the MSCI Pacific Index, which is made up of 562 stocks of Pacific Basin companies. Japanese stocks constituted approximately 74%, and Australian stocks constituted approximately 18%, of the Index as of October 31, 2006. Therefore, Japanese and Australian stocks represent correspondingly large components of the Pacific Stock Index Fund's assets. The Fund's large investment in the Japanese stock market subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds. As of October 31, 2006, the Fund had an asset-weighted median market capitalization of $17 billion.

Emerging Markets Stock Index Fund--The Fund seeks to track the performance of the MSCI Emerging Markets Index, which is made up of approximately 840 common stocks located in 25 emerging markets of Europe, Asia, Africa, and Latin America. Emerging markets can be substantially more volatile, and substantially less liquid, than both U.S. and more developed foreign markets. In addition, the small-capitalization stocks in which the Emerging Markets Stock Index Fund typically invests often perform quite differently from the large-cap stocks that dominate the overall stock market. Therefore, the Fund may expose investors to a higher degree of volatility and illiquidity than funds that invest in more developed markets. As of October 31, 2006, the Fund had an asset-weighted median market capitalization of $10.9 billion. Under normal conditions, the Fund will invest at least 80%, and usually all or substantially all, of its assets in stocks of emerging markets. The depositary receipt for a common stock will be considered to be a common stock for the purposes of meeting this percentage test.


Security Selection

Vanguard Developed Markets and Total International Stock Index Funds use the "fund of funds" method of indexing, meaning that the Funds invest in other index funds that seek to track subsets of a target index. The Total International Stock Index Fund invests in shares of the European, Pacific, and Emerging Markets Stock Index Funds. Likewise, the Developed Markets Index Fund invests in shares of the European and Pacific Stock Index Funds. In seeking to track their target indexes, the European and Pacific Stock Index Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions. The Emerging Markets Stock Index Fund uses the sampling method of indexing, meaning that the Fund's advisor uses its discretion--an analysis that considers liquidity, repatriation of capital, and entry barriers in various markets--to determine whether or not to invest in specific securities.


Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.

Depositary Receipts.

Each underlying fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in common stocks. However, each fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country, but represent shares of issuers domiciled in another country. Generally, a fund would hold depositary receipts only when the advisor believes that holding the depositary receipt, rather than the underlying component security, would benefit the fund. A fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or government regulators place restrictions on the free flow of capital or currency. Each fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the fund's portfolio.


Other Investment Policies and Risks
Besides investing in the underlying funds, each Fund may make other kinds of investments to achieve its objectives. Each Fund and its underlying funds may change their objectives without shareholder approval. Each Fund and each underlying fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if a fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.


Each underlying fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


Each underlying fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, will not prevent a Fund's securities from falling in value during foreign market downswings. The funds may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.

Cash Management

Vanguard may invest each Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Redemption, Account Maintenance, and Custodial Fees

Each Fund charges a 2% fee on shares that are redeemed before they have been held for two months. This fee applies when shares are redeemed by selling or by exchanging to another Vanguard fund, or when Vanguard applies the low-balance account-closure policy. Shares you have held the longest will be redeemed first.

Unlike a sales charge or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

To allocate the cost of maintaining accounts equitably among shareholders, Vanguard assesses an account maintenance fee on any index fund account whose balance falls below $10,000 (for any reason, including a decline in the value of fund shares) on the date a dividend is distributed. Although the fee--$10 per year--is deducted from the annual dividend distribution, the entire amount of the distribution is taxable to the shareholder unless shares are held in a nontaxable account, such as a retirement account. If the amount of the dividend distribution is less than the fee, a fraction of a fund share may be redeemed to make up the difference.

A custodial fee of $10 per year applies to certain retirement fund accounts whose balances are less than $5,000.

See the Fund Profiles and Investing With Vanguard for more information about fees.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

================================================================================
Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
================================================================================

Turnover Rate
Although each Fund normally seeks to invest for the long term, the Fund may sell shares of the underlying funds regardless of how long they have been held. Generally, an index-oriented fund sells securities only in response to redemption requests or changes in the composition of the fund's target index. Because of this, the turnover rate for each Fund has been very low. The Financial Highlights section of the prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period.

The Funds and Vanguard

The Funds have entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Funds at cost. The Funds owe Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Funds also bear the cost of services provided by other parties (such as auditors, legal counsel, and the Funds' custodian), as well as taxes and other direct expenses of the Funds. However, the agreement provides that the Funds' expenses will be offset by a reimbursement from Vanguard for (1) the Funds' contributions to the costs of operating the underlying Vanguard funds in which the Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds' operation.

The Funds' trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Funds. As a result, each Fund is expected to operate at a very low or zero expense ratio. Since their inceptions, the Funds, in fact, have incurred no direct net expenses.


Although the Funds are not expected to incur any net expenses directly, the Funds' shareholders indirectly bear the expenses of the underlying Vanguard funds. The expense ratios for the Investor Shares of each of the underlying funds during the Developed Markets and Total International Stock Index Funds' 2006 fiscal year were:

.. European Stock Index Fund Investor Shares             0.27%
.. Pacific Stock Index Fund Investor Shares              0.27%
.. Emerging Markets Stock Index Fund Investor Shares     0.42%

================================================================================
Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds'
expenses low.
================================================================================

Investment Advisor


The Funds do not employ an investment advisor. Rather, the Funds' board of trustees decides how to allocate its assets among the underlying funds. The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the underlying funds through its Quantitative Equity Group. As of October 31, 2006, Vanguard served as advisor for approximately $808 billion in assets. Vanguard manages the underlying funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the funds. The portfolio managers of each underlying fund are listed in the respective underlying fund's prospectus.


Dividends, Capital Gains, and Taxes

Fund Distributions

Each Fund distributes to shareholders virtually all of its net income as well as any net capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

================================================================================
Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
================================================================================

Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

================================================================================
Plain Talk About "Buying a Dividend"

Unless you are investing through a tax-deferred retirement account (such as an
IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest
$5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
================================================================================

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.

Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.

Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.

Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

Share Price

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.


Each Fund's NAV is calculated based upon the NAVs of the underlying mutual funds in which the Fund invests (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares). The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.


Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

================================================================================
Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Developed Markets Index Fund as an example. The Fund began fiscal year 2006 with a net asset value (price) of $9.75 per share. During the year, the Fund earned $0.219 per share from investment income (interest and dividends) and $2.40 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.219 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $12.15, reflecting earnings of $2.619 per share and distributions of $0.219 per share. This was an increase of $2.40 per share (from $9.75 at the beginning of the year to $12.15 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 27.27% for the year.

As of October 31, 2006, the Fund had approximately $2.6 billion in net assets. For the year, its net investment income amounted to 1.82% of its average net assets. The Fund sold and replaced securities valued at 9% of its net assets.
================================================================================

Developed Markets Index Fund

                                                                                                 Year Ended October 31,
                                                  ----------------------------------------------------------------------------
                                                     2006           2005           2004           2003            2002
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $ 9.75          $8.43          $7.22          $5.80           $6.83
------------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                .219            .19           .143           .116             .12
------------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received                    --             --             --             --              --
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)             2.400           1.32          1.210          1.420           (1.03)
on Investments
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    2.619           1.51          1.353          1.536            (.91)
------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                (.219)          (.19)         (.143)         (.116)           (.12)
------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains              --             --             --             --              --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (.219)          (.19)         (.143)         (.116)           (.12)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $12.15          $9.75          $8.43          $7.22           $5.80
------------------------------------------------------------------------------------------------------------------------------
Total Return/1/                                     27.27%         18.07%         18.94%         27.06%         -13.61%
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)               $2,572         $1,623         $1,038           $597            $308
------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average                     0%/2/           0%             0%             0%              0%
Net Assets
------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                           1.82%          1.77%          1.52%          1.48%           1.30%
------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                           9%            10%             4%             7%              5%
------------------------------------------------------------------------------------------------------------------------------
1 Total returns do not reflect the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months, or the $10 annual account maintenance fee applied on balances under $10,000.
2 The acquired fund fees and expenses were 0.27%.

Total International Stock Index Fund

                                                                                                    Year Ended October 31,
                                           ---------------------------------------------------------------------------------
                                                2006              2005             2004             2003              2002
                                           ---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $13.49            $11.48            $9.84            $7.79             $8.99
----------------------------------------------------------------------------------------------------------------------------
Investment Operations
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                           .294              .255              .19             .157              .165
----------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received               --                --               --               --                --
----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)        3.410             2.010             1.64            2.050            (1.200)
on Investments
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations               3.704             2.265             1.83            2.207            (1.035)
----------------------------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income           (.294)            (.255)            (.19)           (.157)            (.165)
----------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains         --                --               --               --                --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (.294)            (.255)            (.19)           (.157)            (.165)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $16.90            $13.49           $11.48            $9.84             $7.79
----------------------------------------------------------------------------------------------------------------------------
Total Return/1/                               27.84%            19.91%           18.80%           28.94%           -11.80%
----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)         $18,200           $11,331           $7,317           $4,538            $2,884
----------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                        0%/2/             0%               0%               0%                0%
----------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                     1.71%             1.76%            1.54%            1.75%             1.70%
----------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                     2%                3%               3%               2%                5%
----------------------------------------------------------------------------------------------------------------------------
1 Total returns do not reflect the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months, or the $10 annual account maintenance fee applied on balances under $10,000.
2 The acquired fund fees and expenses were 0.32%.

Investing With Vanguard

This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.

Purchasing Shares

Account Minimums for Investor Shares

To open and maintain an account.  $3,000.


To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain a fund account, or to add to an existing fund account.


Investment minimums may differ for certain categories of investors.


How to Purchase Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.

By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.

How to Make a Purchase Request

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.

By wire. Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--"Fund # ." For a list of Fund numbers (for Funds in this prospectus), see Contacting Vanguard.

Trade Dates
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Good order. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.

Other Purchase Rules You Should Know


Check purchases. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.

Purchase requests. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.


Large purchases. Please call Vanguard before attempting to invest a large dollar amount.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


Redeeming Shares

How to Redeem Shares

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.


How to Receive Redemption Proceeds

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.

By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

By check. Vanguard will normally mail you a redemption check within two business days of your trade date.

Trade Dates
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Redemption Fees
Each Fund charges a 2% fee on shares redeemed within two months of purchase by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy.


The fee is withheld from redemption proceeds and is paid directly to the Fund to offset the cost of buying and selling securities. Shares held for two months or more are not subject to the 2% fee.


After redeeming shares that are exempt from redemption fees, shares you have held the longest will be redeemed first.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), redemption fees will not apply to the following:


.. Redemptions of shares purchased with reinvested dividend and capital gains distributions (not applicable to Vanguard Emerging Markets Fund).

.. Share transfers, rollovers, or re-registrations within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Redemptions of shares to pay fund or account fees.

.. Section 529 college savings plans.

.. For a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper (except for Vanguard Small Business Services retirement plans).


.. Distributions by shareholders age 701/2 or older from the following:


 . Traditional IRAs.

 . Inherited IRAs (traditional and Roth).

 . Rollover IRAs.

 . SEP-IRAs.

 . SIMPLE IRAs.

 . Section 403(b)(7) plans served by the Vanguard Small Business Services
  Department.

 . Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.


For participants in employer-sponsored defined contribution plans (other than those serviced by the Vanguard Small Business Services Department), in addition to the exclusions previously listed, redemption fees will not apply to the following:


.. Exchanges of shares purchased with participant payroll or employer contributions.

.. Distributions, loans, and in-service withdrawals from a plan.


.. Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.


.. Direct rollovers into IRAs.


Redemption fees will apply to shares exchanged out of a fund within the fund's redemption-fee period into which fund the shares had previously been exchanged, rolled over, or transferred by a participant.

If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read your recordkeeper's plan materials carefully to learn of any other rules or fees that may apply. Also see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.

Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. If share certificates have been issued for your fund account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.


Address change. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable, to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.

No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.

Exchanging Shares


An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.


Frequent-Trading Limits

Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), the policy does not apply to the following:


.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.

.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.


.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.

Accounts Held by Institutions (Other Than Defined Contribution Plans) Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.

Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.

For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of other rules or fees that may apply.


Other Rules You Should Know

Vanguard.com/(R)/

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.


Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.

Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Social Security or employer identification number.

.. Fund name and account number, if applicable.


.. Other information relating to the caller, the account holder, or the account.

Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.


Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:


.. The fund name and account number.

.. The amount of the transaction (stated in dollars, shares, or percentage).


Written instructions also must include:


.. Signatures of all registered owners.


.. Signature guarantees, if required for the type of transaction.*

.. Any supporting legal documentation that may be required.


The requirements vary among types of accounts and transactions.


*Call Vanguard for specific signature-guarantee requirements.


Vanguard reserves the right, without prior notice, to revise the requirements for good order.


Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares and Redeeming Shares. Vanguard reserves the right to return future-dated checks.

Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.

Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.

Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.

Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.

Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

Custodial Fees
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.

Low-Balance Accounts

All Vanguard funds reserve the right without prior notice, to liquidate any investment-only retirement-plan fund account or any nonretirement fund account whose balance falls below the minimum initial investment. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.


For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000 or more.

Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.


Fund and Account Updates

Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.


Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.

Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.

Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.

Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard Developed Markets Index and Total International Stock Index Funds twice a year, in June and December. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.


.. Financial statements with listings of Fund holdings.


Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Contacting Vanguard

Web
--------------------------------------------------------------------------------
Vanguard.com            For the most complete source of Vanguard news
24 hours a day, 7 days  For fund, account, and service information
a week                  For most account transactions
                        For literature requests
--------------------------------------------------------------------------------
Phone
--------------------------------------------------------------------------------
Vanguard                For automated fund and account information
Tele-Account/(R)/       For exchange transactions (subject to limitations)
800-662-6273            Toll-free, 24 hours a day, 7 days a week
(ON-BOARD)
--------------------------------------------------------------------------------
Investor Information    For fund and service information
800-662-7447 (SHIP)     For literature requests
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
the hearing imparied    Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
at 800-952-3335)
--------------------------------------------------------------------------------
Client Services         For account information
800-662-2739 (CREW)     For most account transactions
(Text telephone for     Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
the hearing impaired    Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
at 800-749-7273)
--------------------------------------------------------------------------------
Institutional Division  For information and services for large institutional
888-809-8102            investors Business hours only: Monday-Friday, 8:30 a.m.
                        to 9 p.m., Eastern time
--------------------------------------------------------------------------------
Intermediary Sales      For information and services for financial
Support                 intermediaries including broker-dealers, trust
800-997-2798            institutions, insurance companies, and financial
                        advisors
                        Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                        Eastern time
--------------------------------------------------------------------------------


Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.

Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------
40

Fund Numbers
Please use the specific fund number when contacting us:


Vanguard Developed Markets Index Fund          227
-------------------------------------------------------------
Vanguard Total International Stock Index Fund  113
-------------------------------------------------------------


Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms

Acquired Fund.  Any mutual fund whose shares are owned by another fund.


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Country Risk. The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Country risk is especially high in emerging markets.

Currency Risk. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


International Stock Fund. A mutual fund that invests in the stocks of companies located outside the United States.

Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

This page intentionally left blank.

                                                      [SHIP GRAPHIC] VANGUARD(R)

                                                                   P.O. Box 2600
                                                     Valley Forge, PA 19482-2600

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com


For More Information
If you would like more information about Vanguard Developed Markets Index Fund and Vanguard Total International Stock Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.


Statement of Additional Information (SAI) The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.


To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text Telephone for the hearing impaired: 800-952-3335

If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:


Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-3919

(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


P113 022007

Vanguard/(R)/ Developed Markets Index Fund
Vanguard Total International Stock Index Fund

>  Prospectus

For Participants

February 28, 2007

                                                      [SHIP GRAPHIC] VANGUARD(R)

This prospectus contains financial data for the Funds through the fiscal year ended October 31, 2006.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents


An Introduction to        1       Financial Highlights                     20
Index Funds
-------------------------------------------------------------------------------
Vanguard Fund Profiles    2       Investing With Vanguard                  23
-------------------------------------------------------------------------------
 Developed Markets        2       Accessing Fund Information by Computer   26
 Index Fund
-------------------------------------------------------------------------------
 Total International      5       Glossary of Investment Terms             27
 Stock Index Fund
-------------------------------------------------------------------------------
More on the Funds         9
-------------------------------------------------------------------------------
 The Funds and           17
 Vanguard
-------------------------------------------------------------------------------
 Investment Advisor      18
-------------------------------------------------------------------------------
 Dividends, Capital      19
 Gains, and Taxes
-------------------------------------------------------------------------------
 Share Price             19
-------------------------------------------------------------------------------


Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

An Introduction to Index Funds

What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:


.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.


.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

.. Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


Index Funds in This Prospectus

Vanguard offers a variety of stock index funds (both U.S. and international) as well as bond and balanced index funds. This prospectus provides information about Vanguard Developed Markets Index Fund, which seeks to track European, Australian, Asian, and Far East segments of the international stock market, and Vanguard Total International Stock Index Fund, which seeks to track the entire international stock market.

On the following pages, you'll find profiles that summarize the key features of each Fund. Following the profile, there is important additional information about the Funds.

Fund Profile--Vanguard Developed Markets Index Fund

Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe and the Pacific region.

Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach. The Fund seeks to track the performance of the Morgan Stanley Capital International(R) (MSCI(R)) Europe, Australasia, Far East (EAFE(R)) Index by investing in two other Vanguard funds--Vanguard European Stock Index Fund and Vanguard Pacific Stock Index Fund. These other funds seek to track the MSCI Europe Index and the MSCI Pacific Index, which together make up the MSCI EAFE Index. The Fund allocates all, or substantially all, of its assets between the European Stock Index Fund and the Pacific Stock Index Fund, based on the market capitalizations of European and Pacific stocks in the MSCI EAFE Index. The MSCI EAFE Index includes approximately 1,165 common stocks of companies located in Europe, Australia, Asia, and the Far East. For more information about indexing, see "Security Selection" under More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

.. Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns
------------------------------------------------------------
                SCALE RANGE -40% to 60%

                   2001    -22.04
                   2002    -15.70
                   2003     38.61
                   2004     20.25
                   2005     13.34
                   2006     26.18
------------------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 19.35% (quarter ended June 30, 2003), and the lowest return for a quarter was -19.83% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2006

                                                                        Since
                                         1 Year        5 Year       Inception/1/
Vanguard Developed Markets Index Fund     26.18%        14.98%           5.69%
--------------------------------------------------------------------------------
MSCI EAFE Index/2/
(reflects no deduction for
fees or expenses)                         26.34%        14.98%           5.73%
--------------------------------------------------------------------------------
1 Since-inception returns are from May 8, 2000--the inception date of the
 Fund--through December 31, 2006.
2 Morgan Stanley Capital International Europe, Australasia, Far East Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses represent a weighted average of the expense ratios of, and the fees charged by, the underlying funds in which the Fund invests, during the Fund's fiscal year ended October 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                        None
--------------------------------------------------------------------------------
Purchase Fee                                                    None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends             None
--------------------------------------------------------------------------------
Redemption Fee                                                  2%/1/
--------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                             None
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                          None
--------------------------------------------------------------------------------
Other Expenses                                                  None
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                 0.27%/2/
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                            0.27%/3/
--------------------------------------------------------------------------------
1 The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.
2 Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds. See The Funds and Vanguard.

3 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year          3 Years       5 Years       10 Years
----------------------------------------------------------
$28             $87           $152          $343
----------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of October 31, 2006
--------------------------------------------------------------------------------
Net Assets                   $2.6 billion
--------------------------------------------------------------------------------
Investment                   Advisor The Fund does not employ an investment
                             advisor, but benefits from the investment advisory
                             services provided to the underlying Vanguard funds
                             in which it invests.
--------------------------------------------------------------------------------
Dividends and Capital Gains  Distributed annually in December
--------------------------------------------------------------------------------
Inception Date               May 8, 2000
--------------------------------------------------------------------------------
Newspaper Abbreviation       DevMkt
--------------------------------------------------------------------------------
Vanguard Fund Number         227
--------------------------------------------------------------------------------
Cusip Number                 921909701
--------------------------------------------------------------------------------
Ticker Symbol                VDMIX
--------------------------------------------------------------------------------


Fund Profile--Vanguard Total International Stock Index Fund

Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in Europe, the Pacific region, and emerging markets countries.

Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach. The Fund seeks to track the performance of the Total International Composite Index by investing in three other Vanguard funds--Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, and Vanguard Emerging Markets Stock Index Fund. These other funds seek to track the MSCI Europe Index, the MSCI Pacific Index, and the MSCI Emerging Markets Index, which together make up the Total International Composite Index. The Fund allocates all, or substantially all, of its assets among the European Stock Index Fund, the Pacific Stock Index Fund, and the Emerging Markets Stock Index Fund, based on the market capitalizations of European, Pacific, and emerging markets stocks in the Total International Composite Index. For more information about indexing, see "Security Selection" under More on the Funds.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

.. Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and a composite index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.

Annual Total Returns
------------------------------------------------------------
               SCALE RANGE -40% to 60%

                    1997    -0.77
                    1998    15.60
                    1999    29.92
                    2000   -15.61
                    2001   -20.15
                    2002   -15.08
                    2003    40.34
                    2004    20.84
                    2005    15.57
                    2006    26.64

------------------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 20.49% (quarter ended December 31, 1998), and the lowest return for a quarter was -19.72% (quarter ended September 30, 2002).


Average Annual Total Returns for Periods Ended December 31, 2006

                                                 1 Year      5 Years    10 Years
--------------------------------------------------------------------------------
Vanguard Total International Stock Index Fund     26.64%       16.08%      7.78%
--------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
--------------------------------------------------------------------------------
MSCI EAFE + Emerging Markets Index/1/             27.25%       16.24%      8.16%
--------------------------------------------------------------------------------
Total International Composite Index/2/            26.92%       16.14       7.75
--------------------------------------------------------------------------------
1 Morgan Stanley Capital International Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.
2 Consists of stocks in the MSCI Europe Index, the MSCI Pacific Index, and the
 MSCI Emerging Markets Index.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses represent a weighted average of the expense ratios of, and the fees charged by, the underlying funds in which the Fund invests, during the Fund's fiscal year ended October 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                      None
--------------------------------------------------------------------------------
Purchase Fee                                                  None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends           None
--------------------------------------------------------------------------------
Redemption Fee                                                2%/1/
--------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                           None
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                None
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                               0.32%/2/
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                          0.32%/3/
--------------------------------------------------------------------------------
1 The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.
2 Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds. See The Funds and Vanguard.
3 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year          3 Years       5 Years       10 Years
----------------------------------------------------------
33              103           180           406
----------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of October 31, 2006
--------------------------------------------------------------------------------
Net Assets                   $18.2 billion
--------------------------------------------------------------------------------
Investment                   Advisor The Fund does not employ an investment
                             advisor, but benefits from the investment advisory
                             services provided to the underlying Vanguard funds
                             in which it invests.
--------------------------------------------------------------------------------
Dividends and Capital Gains  Distributed annually in December
--------------------------------------------------------------------------------
Inception Date               April 29, 1996
--------------------------------------------------------------------------------
Newspaper Abbreviation       TotIntl
--------------------------------------------------------------------------------
Vanguard Fund Number         113
--------------------------------------------------------------------------------
Cusip Number                 921909602
--------------------------------------------------------------------------------
Ticker Symbol                VGTSX
--------------------------------------------------------------------------------


More on the Funds

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Developed Markets Index Fund will invest at least 80%, and usually all or substantially all, of its assets in the European and Pacific Stock Index Funds or other Vanguard funds that use an indexing strategy to invest in stocks of developed markets. The Fund's 80% investment policy may be changed only upon 60 days' notice to shareholders. Note that each Fund's investment objective is not fundamental and may be changed without a shareholder vote.

Market Exposure
To track their target indexes as closely as possible, the underlying funds attempt to remain fully invested in foreign stocks included in their particular indexes. The Developed Markets and Total International Stock Index Funds normally hold 100% of their assets in shares of their underlying funds.

================================================================================
Plain Talk About International Investing

U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
================================================================================

FLAG
Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. The returns, however, are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.


International Stock Market Returns
(1970-2006)
                         1 Year       5 Years       10 Years       20 Years
---------------------------------------------------------------------------
Best                       69.4%         36.1%          22.0%          15.5%
----------------------------------------------------------------------------
Worst                     -23.4          -2.9            4.0            8.1
----------------------------------------------------------------------------
Average                    12.9          10.8           11.7           12.6
----------------------------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2006. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Funds in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1997 through 2006, as measured by their respective indexes.

Returns for Various Stock Markets/1/
                                           European                 Pacific                Emerging                      U.S.
                                             Market                  Market                 Markets                    Market
------------------------------------------------------------------------------------------------------------------------------
1997                                          23.80%                 -25.87%                 -11.59%                    33.36%
------------------------------------------------------------------------------------------------------------------------------
1998                                          28.53                    2.72                  -25.34                     28.58
------------------------------------------------------------------------------------------------------------------------------
1999                                          15.89                   56.65                   66.41                     21.04
------------------------------------------------------------------------------------------------------------------------------
2000                                          -8.39                  -25.78                  -30.61                     -9.10
------------------------------------------------------------------------------------------------------------------------------
2001                                         -19.90                  -25.40                   -2.62                    -11.89
------------------------------------------------------------------------------------------------------------------------------
2002                                         -18.38                   -9.29                   -6.17                    -22.10
------------------------------------------------------------------------------------------------------------------------------
2003                                          38.54                   38.48                   55.82                     28.68
------------------------------------------------------------------------------------------------------------------------------
2004                                          20.88                   18.98                   25.55                     10.88
------------------------------------------------------------------------------------------------------------------------------
2005                                           9.42                   22.64                   34.00                      4.91
------------------------------------------------------------------------------------------------------------------------------
2006                                          33.72                   12.20                   32.17                     15.79
------------------------------------------------------------------------------------------------------------------------------
1 European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor's 500 Index. The MSCI Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.

Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes or of the Funds in particular.

FLAG
Each Fund is subject to country risk and currency risk. Country risk is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


================================================================================
Plain Talk About Regional Versus Broad International Investing

Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).
================================================================================


Developed Markets Index Fund. As a fund of funds, the Developed Markets Index Fund invests all of its assets in shares of the European and Pacific Stock Index Funds; indirectly, its risks will proportionately mirror those of the underlying funds. As of October 31, 2006, the Fund's assets were invested 68.7% and 31.3%, respectively, in the European and Pacific Stock Index Funds, and the Fund had an asset-weighted median market capitalization of $43.2 billion.


================================================================================
Plain Talk About "Fund of Funds"

The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
================================================================================


Total International Stock Index Fund. As a fund of funds, the Total International Stock Index Fund invests all, or substantially all, of its assets in shares of the European, Pacific, and Emerging Markets Stock Index Funds; indirectly, its risks will proportionately mirror those of the underlying funds. As of October 31, 2006, the Fund's assets were invested as follows: 58.5% in the European Stock Index Fund; 26.6% in the Pacific Stock Index Fund; and 14.9% in the Emerging Markets Stock Index Fund. As of October 31, 2006, the Fund had an asset-weighted median market capitalization of $38.4 billion.

As funds of funds, the Developed Markets and Total International Stock Index Funds are considered nondiversified because they invest in very few underlying funds. However, the underlying funds in which the Funds invest are broadly diversified.


Underlying Funds. European Stock Index Fund--The Fund seeks to track the performance of the MSCI Europe Index, which is made up of 603 common stocks of companies located in 16 European countries. Stocks from the United Kingdom, France, Germany, and Switzerland constituted 35%, 14%, 11%, and 10%, respectively, of the Index as of October 31, 2006. Stocks from the remaining 12 countries have much less significant market-capitalization weightings in the Index and thus much less impact on the Fund's total return. The Fund's heavy exposure to just four countries subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds. As of October 31, 2006, the Fund had an asset-weighted median market capitalization of $55.2 billion.

Pacific Stock Index Fund--The Fund seeks to track the performance of the MSCI Pacific Index, which is made up of 562 stocks of Pacific Basin companies. Japanese stocks constituted approximately 74%, and Australian stocks constituted approximately 18%, of the Index as of October 31, 2006. Therefore, Japanese and Australian stocks represent correspondingly large components of the Pacific Stock Index Fund's assets. The Fund's large investment in the Japanese stock market subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds. As of October 31, 2006, the Fund had an asset-weighted median market capitalization of $17 billion.

Emerging Markets Stock Index Fund--The Fund seeks to track the performance of the MSCI Emerging Markets Index, which is made up of approximately 840 common stocks located in 25 emerging markets of Europe, Asia, Africa, and Latin America. Emerging markets can be substantially more volatile, and substantially less liquid, than both U.S. and more developed foreign markets. In addition, the small-capitalization stocks in which the Emerging Markets Stock Index Fund typically invests often perform quite differently from the large-cap stocks that dominate the overall stock market. Therefore, the Fund may expose investors to a higher degree of volatility and illiquidity than funds that invest in more developed markets. As of October 31, 2006, the Fund had an asset-weighted median market capitalization of $10.9 billion. Under normal conditions, the Fund will invest at least 80%, and usually all or substantially all, of its assets in stocks of emerging markets. The depositary receipt for a common stock will be considered to be a common stock for the purposes of meeting this percentage test.

Security Selection

Vanguard Developed Markets and Total International Stock Index Funds use the "fund of funds" method of indexing, meaning that the Funds invest in other index funds that seek to track subsets of a target index. The Total International Stock Index Fund invests in shares of the European, Pacific, and Emerging Markets Stock Index Funds. Likewise, the Developed Markets Index Fund invests in shares of the European and Pacific Stock Index Funds. In seeking to track their target indexes, the European and Pacific Stock Index Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions. The Emerging Markets Stock Index Fund uses the sampling method of indexing, meaning that the Fund's advisor uses its discretion--an analysis that considers liquidity, repatriation of capital, and entry barriers in various markets--to determine whether or not to invest in specific securities.


Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Funds are generally managed without regard to tax ramifications.


Depositary Receipts.

Each underlying fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in common stocks. However, each fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country, but represent shares of issuers domiciled in another country. Generally, a fund would hold depositary receipts only when the advisor believes that holding the depositary receipt, rather than the underlying component security, would benefit the fund. A fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or government regulators place restrictions on the free flow of capital or currency. Each fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the fund's portfolio.


Other Investment Policies and Risks
Besides investing in the underlying funds, each Fund may make other kinds of investments to achieve its objectives. Each Fund and its underlying funds may change their objectives without shareholder approval. Each Fund and each underlying fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if a fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.

Each underlying fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


Each underlying fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, will not prevent a Fund's securities from falling in value during foreign market downswings. The Funds may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.

Cash Management

Vanguard may invest each Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.


Redemption Fee
Each Fund charges a redemption fee. Participants who exchange shares into a fund that charges a redemption fee will be subject to the redemption fee if they subsequently exchange those shares out of the fund within the fund's redemption-fee period.

When shares are exchanged out of the Fund, Vanguard first exchanges shares that are exempt from redemption fees (such as shares purchased with reinvested dividend or capital gains distributions and shares purchased with plan participant payroll or employer contributions). Shares a participant has held the longest will be redeemed next.

Unlike a sales charge or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

See the Fund Profiles and Investing With Vanguard for more information about fees.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.


.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

================================================================================
Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
================================================================================

Turnover Rate
Although each Fund normally seeks to invest for the long term, the Fund may sell shares of the underlying funds regardless of how long they have been held. Generally, an index-oriented fund sells securities only in response to redemption requests or changes in the composition of the fund's target index. Because of this, the turnover rate for each Fund has been very low. The Financial Highlights section of the prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period.

The Funds and Vanguard

The Funds have entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Funds at cost. The Funds owe Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Funds also bear the cost of services provided by other parties (such as auditors, legal counsel, and the Funds' custodian), as well as taxes and other direct expenses of the Funds. However, the agreement provides that the Funds' expenses will be offset by a reimbursement from Vanguard for (1) the Funds' contributions to the costs of operating the underlying Vanguard funds in which the Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds' operation.

The Funds' trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Funds. As a result, each Fund is expected to operate at a very low or zero expense ratio. Since their inceptions, the Funds, in fact, have incurred no direct net expenses.

Although the Funds are not expected to incur any net expenses directly, the Funds' shareholders indirectly bear the expenses of the underlying Vanguard funds. The expense ratios for the Investor Shares of each of the underlying funds during the Developed Markets and Total International Stock Index Funds' 2006 fiscal year were:

.. European Stock Index Fund Investor Shares             0.27%
.. Pacific Stock Index Fund Investor Shares              0.27%
.. Emerging Markets Stock Index Fund Investor Shares     0.42%


================================================================================
Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds'
expenses low.
================================================================================

Investment Advisor

The Funds do not employ an investment advisor. Rather, the Funds' board of trustees decides how to allocate its assets among the underlying funds. The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the underlying funds through its Quantitative Equity Group. As of October 31, 2006, Vanguard served as advisor for approximately $808 billion in assets. Vanguard manages the underlying funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the funds. The portfolio managers of each underlying fund are listed in the respective underlying fund's prospectus.

Dividends, Capital Gains, and Taxes


Each Fund distributes to shareholders virtually all of its net income as well as any net capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Distributions generally occur annually in December.


Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.

================================================================================
Plain Talk About Distributions

As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
================================================================================


Share Price

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.


Each Fund's NAV is calculated based upon the NAVs of the underlying mutual funds in which the Fund invests (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares). The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.


Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


================================================================================
Plain Talk About How to Read the Financial Highlights Tables

This explanation uses the Developed Markets Index Fund as an example. The Fund began fiscal year 2006 with a net asset value (price) of $9.75 per share. During the year, the Fund earned $0.219 per share from investment income (interest and dividends) and $2.40 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.219 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $12.15, reflecting earnings of $2.619 per share and distributions of $0.219 per share. This was an increase of $2.40 per share (from $9.75 at the beginning of the year to $12.15 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 27.27% for the year.

As of October 31, 2006, the Fund had approximately $2.6 billion in net assets. For the year, its net investment income amounted to 1.82% of its average net assets. The Fund sold and replaced securities valued at 9% of its net assets.
================================================================================

Developed Markets Index Fund

                                                                                                 Year Ended October 31,
                                                  ----------------------------------------------------------------------------
                                                     2006           2005           2004           2003            2002
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $ 9.75          $8.43          $7.22          $5.80           $6.83
------------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                .219            .19           .143           .116             .12
------------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received                    --             --             --             --              --
------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)             2.400           1.32          1.210          1.420           (1.03)
on Investments
------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                    2.619           1.51          1.353          1.536            (.91)
------------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                (.219)          (.19)         (.143)         (.116)           (.12)
------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains              --             --             --             --              --
------------------------------------------------------------------------------------------------------------------------------
Total Distributions                                 (.219)          (.19)         (.143)         (.116)           (.12)
------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $12.15          $9.75          $8.43          $7.22           $5.80
------------------------------------------------------------------------------------------------------------------------------
Total Return/1/                                     27.27%         18.07%         18.94%         27.06%         -13.61%
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)               $2,572         $1,623         $1,038           $597            $308
------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average                     0%/2/           0%             0%             0%              0%
Net Assets
------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                           1.82%          1.77%          1.52%          1.48%           1.30%
------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                           9%            10%             4%             7%              5%
------------------------------------------------------------------------------------------------------------------------------
1 Total returns do not reflect the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months.
2 The acquired fund fees and expenses were 0.27%.

Total International Stock Index Fund

                                                                                                    Year Ended October 31,
                                           ---------------------------------------------------------------------------------
                                                2006              2005             2004             2003              2002
                                           ---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $13.49            $11.48            $9.84            $7.79             $8.99
----------------------------------------------------------------------------------------------------------------------------
Investment Operations
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                           .294              .255              .19             .157              .165
----------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received               --                --               --               --                --
----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)        3.410             2.010             1.64            2.050            (1.200)
on Investments
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations               3.704             2.265             1.83            2.207            (1.035)
----------------------------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income           (.294)            (.255)            (.19)           (.157)            (.165)
----------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains         --                --               --               --                --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (.294)            (.255)            (.19)           (.157)            (.165)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $16.90            $13.49           $11.48            $9.84             $7.79
----------------------------------------------------------------------------------------------------------------------------
Total Return/1/                               27.84%            19.91%           18.80%           28.94%           -11.80%
----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)         $18,200           $11,331           $7,317           $4,538            $2,884
----------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                        0%/2/             0%               0%               0%                0%
----------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                     1.71%             1.76%            1.54%            1.75%             1.70%
----------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                     2%                3%               3%               2%                5%
----------------------------------------------------------------------------------------------------------------------------
1 Total returns do not reflect the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months.
2 The acquired fund fees and expenses were 0.32%.

Investing With Vanguard


Your retirement or savings plan investment options include one or more of the Funds. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.


.. If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

.. If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

.. Be sure to carefully read each topic that pertains to your transactions with Vanguard.

.. Vanguard reserves the right to change these policies without prior notice to shareholders.

Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.

Redemption Fees
Redemption fees apply to shares exchanged out of a fund into which they were exchanged, rolled over, or transferred by the participant within the fund's redemption-fee period. The fee is withheld from redemption proceeds and is retained by the fund. Shares held longer than the redemption-fee holding period are not subject to the fee.

After exchanging shares that are exempt from redemption fees, shares you have held the longest will be exchanged first.

For retirement plan participants, redemption fees do not apply to the following:

.. Exchanges of shares purchased with participant payroll or employer contributions.

.. Exchanges of shares purchased with reinvested dividend and capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.

.. Direct rollovers into IRAs.

.. Conversions of shares from one share class to another in the same fund.

.. Redemptions of shares to pay fund or account fees.

.. Re-registration of shares in the same fund.

Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.


If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares), the following policy applies, regardless of the dollar amount:


.. You must wait 60 days before exchanging back into the fund.

.. The 60-day clock restarts after every exchange out of the fund.

The policy does not apply to the following:

.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

.. Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

.. Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.

.. Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.

Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of other rules or fees that may apply.

Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


Accessing Fund Information by Computer

Vanguard on the World Wide Web WWW.VANGUARD.COM
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.



Vanguard, Connect with Vanguard, Plain Talk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. The Funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms

Acquired Fund.  Any mutual fund whose shares are owned by another fund.


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Country Risk. The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Country risk is especially high in emerging markets.

Currency Risk. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


International Stock Fund. A mutual fund that invests in the stocks of companies located outside the United States.

Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                                      [SHIP GRAPHIC] VANGUARD(R)

                                                          Institutional Division
                                                                   P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/(R)/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Developed Markets Index Fund and Vanguard Total International Stock Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI) The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone for the hearing impaired: 800-749-7273

Information Provided by the Securities and Exchange Commission (SEC) You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.


Funds' Investment Company Act file number: 811-3919

(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


I113 022007

Vanguard(R) Total International Stock Index Fund

>  Prospectus

February 28, 2007

[SHIP GRAPHIC] VANGUARD(R)

This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2006.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

An Introduction to Index Funds    1       Financial Highlights           14
-----------------------------------------------------------------------------
Fund Profile                      2       General Information            17
-----------------------------------------------------------------------------
More on the Fund                  5       Glossary of Investment Terms   19
-----------------------------------------------------------------------------
 The Fund and Vanguard           12
-----------------------------------------------------------------------------
 Investment Advisor              13
-----------------------------------------------------------------------------
 Taxes                           13
-----------------------------------------------------------------------------
 Share Price                     13
-----------------------------------------------------------------------------


Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus is intended for investors who would like to open an income annuity (also referred to as an immediate annuity) account through a contract offered by an insurance company. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

A Note About Investing in the Fund
The Fund is a mutual fund used as an investment option for income annuity programs offered by insurance companies and for personal investment accounts. When investing through an insurance company, you cannot purchase shares of the Fund directly, but only through a contract offered by the insurance company.

The Fund's income annuity accounts' performance will differ from the performance of personal investment accounts because of administrative and insurance costs associated with the income annuity programs.

An Introduction to Index Funds

What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.

Index funds typically have the following characteristics:


.. Variety of investments. Most Vanguard index funds generally invest in the securities of a wide variety of companies and industries.


.. Relative performance consistency. Because they seek to track market benchmarks, index funds usually do not perform dramatically better or worse than their benchmarks.

.. Low cost. Index funds are inexpensive to run, compared with actively managed funds. They have low or no research costs and typically keep trading activity--and thus brokerage commissions and other transaction costs--to a minimum.


Index Fund in This Prospectus

Vanguard offers a variety of stock index funds (both U.S. and international) as well as bond and balanced index funds. This prospectus provides information about Vanguard Total International Stock Index Fund, which seeks to track the entire international stock market.

On the following pages, you'll find a profile that summarizes the key features of the Fund. Following the profile, there is important additional information about the Fund.

Fund Profile

Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in Europe, the Pacific region, and emerging markets countries.

Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach. The Fund seeks to track the performance of the Total International Composite Index by investing in three other Vanguard funds--Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, and Vanguard Emerging Markets Stock Index Fund. These other funds seek to track the Morgan Stanley Capital International(R) (MSCI(R)) Europe Index, the MSCI Pacific Index, and the
MSCI Emerging Markets Index, which together make up the Total International Composite Index. The Fund allocates all, or substantially all, of its assets among the European Stock Index Fund, the Pacific Stock Index Fund, and the Emerging Markets Stock Index Fund, based on the market capitalizations of European, Pacific, and emerging markets stocks in the Total International Composite Index. For more information about indexing, see "Security Selection" under More on the Fund.


Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

.. Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index and a composite index. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund's returns, the returns would be lower. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns
------------------------------------------------------------
                 SCALE RANGE -40% to 60%

                    1997    -0.77
                    1998    15.60
                    1999    29.92
                    2000   -15.61
                    2001   -20.15
                    2002   -15.08
                    2003    40.34
                    2004    20.84
                    2005    15.57
                    2006    26.64
------------------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 20.49% (quarter ended December 31, 1998), and the lowest return for a quarter was -19.72% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2006

                                                   1 Year    5 Years    10 Years
================================================================================
Vanguard Total International Stock Index Fund       26.64%     16.08%      7.78%
--------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
--------------------------------------------------------------------------------
MSCI EAFE + Emerging Markets Index/1/               27.25%      16.24%     8.16%
--------------------------------------------------------------------------------
Total International Composite Index /2/             26.92       16.14      7.75
--------------------------------------------------------------------------------
1 Morgan Stanley Capital International Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.
2 Consists of stocks in the MSCI Europe Index, the MSCI Pacific Index, and the
 MSCI Emerging Markets Index.

A Note on Fees
As an investor in the Fund, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Fund appears in the following table. You also would incur fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity program through which Fund shares are offered.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses represent a weighted average of the expense ratios of, and the fees charged by, the underlying funds in which the Fund invests, during the Fund's fiscal year ended October 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                      None
--------------------------------------------------------------------------------
Purchase Fee                                                  None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends           None
--------------------------------------------------------------------------------
Redemption Fee                                                None
--------------------------------------------------------------------------------

Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                           None
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                        None
--------------------------------------------------------------------------------
Other Expenses                                                None
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                               0.32%/1/
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                          0.32%/2/
--------------------------------------------------------------------------------
1 Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds. See The Fund and Vanguard.

2 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.

1 Year          3 Years       5 Years       10 Years
----------------------------------------------------------
33              103           180           406
----------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


================================================================================
Plain Talk About Costs of Investing

Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
================================================================================


More on the Fund

This prospectus describes the primary risks you would face as an investor in this Fund. It is important to keep in mind one of the main axioms of investing:
The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this FLAG symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund investor.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.

Market Exposure
The Total International Stock Index Fund normally holds 100% of its assets in shares of its underlying funds. To track their target indexes as closely as possible, the underlying funds, (Vanguard European, Pacific, and Emerging Markets Stock Index Funds) attempt to remain fully invested in foreign stocks included in their particular indexes.

================================================================================
Plain Talk About International Investing

U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
================================================================================


FLAG
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. The returns, however, are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.


International Stock Market Returns
(1970-2006)
                         1 Year       5 Years       10 Years       20 Years
---------------------------------------------------------------------------
Best                       69.4%         36.1%          22.0%          15.5%
----------------------------------------------------------------------------
Worst                     -23.4          -2.9            4.0            8.1
----------------------------------------------------------------------------
Average                    12.9          10.8           11.7           12.6
----------------------------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2006. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Fund in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1997 through 2006, as measured by their respective indexes.

Returns for Various Stock Markets/1/
                                           European                 Pacific                Emerging                      U.S.
                                             Market                  Market                 Markets                    Market
------------------------------------------------------------------------------------------------------------------------------
1997                                          23.80%                 -25.87%                 -11.59%                    33.36%
------------------------------------------------------------------------------------------------------------------------------
1998                                          28.53                    2.72                  -25.34                     28.58
------------------------------------------------------------------------------------------------------------------------------
1999                                          15.89                   56.65                   66.41                     21.04
------------------------------------------------------------------------------------------------------------------------------
2000                                          -8.39                  -25.78                  -30.61                     -9.10
------------------------------------------------------------------------------------------------------------------------------
2001                                         -19.90                  -25.40                   -2.62                    -11.89
------------------------------------------------------------------------------------------------------------------------------
2002                                         -18.38                   -9.29                   -6.17                    -22.10
------------------------------------------------------------------------------------------------------------------------------
2003                                          38.54                   38.48                   55.82                     28.68
------------------------------------------------------------------------------------------------------------------------------
2004                                          20.88                   18.98                   25.55                     10.88
------------------------------------------------------------------------------------------------------------------------------
2005                                           9.42                   22.64                   34.00                      4.91
------------------------------------------------------------------------------------------------------------------------------
2006                                          33.72                   12.20                   32.17                     15.79
------------------------------------------------------------------------------------------------------------------------------
1 European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor's 500 Index. The MSCI Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.

Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes or of the Fund in particular.


FLAG
The Fund is subject to country risk and currency risk. Country risk is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

================================================================================
Plain Talk About Regional Versus Broad International Investing

Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).
================================================================================


Total International Stock Index Fund. As a fund of funds, the Total International Stock Index Fund invests all, or substantially all, of its assets in shares of the European, Pacific, and Emerging Markets Stock Index Funds; indirectly, its risks will proportionately mirror those of the underlying funds. As of October 31, 2006, the Fund's assets were invested as follows: 58.5% in the European Stock Index Fund; 26.6% in the Pacific Stock Index Fund; and 14.9% in the Emerging Markets Stock Index Fund. As of October 31, 2006, the Fund had an asset-weighted median market capitalization of $38.4 billion.


As a fund of funds, the Total International Stock Index Fund is considered nondiversified because it invests in very few underlying funds. However, the underlying funds in which the Fund invests are broadly diversified.

================================================================================
Plain Talk About "Fund of Funds"

The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
================================================================================


Underlying Funds. European Stock Index Fund--The Fund seeks to track the performance of the MSCI Europe Index, which is made up of 603 common stocks of companies located in 16 European countries. Stocks from the United Kingdom, France, Germany, and Switzerland constituted 35%, 14%, 11%, and 10%, respectively, of the Index as of October 31, 2006. Stocks from the remaining 12 countries have much less significant market-capitalization weightings in the Index and thus much less impact on the Fund's total return. The Fund's heavy exposure to just four countries subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds. As of October 31, 2006, the Fund had an asset-weighted median market capitalization of $55.2 billion.

Pacific Stock Index Fund--The Fund seeks to track the performance of the MSCI Pacific Index, which is made up of 562 stocks of Pacific Basin companies. Japanese stocks constituted approximately 74%, and Australian stocks constituted approximately 18%, of the Index as of October 31, 2006. Therefore, Japanese and Australian stocks represent correspondingly large components of the Pacific Stock Index Fund's assets. The Fund's large investment in the Japanese stock market subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds. As of October 31, 2006, the Fund had an asset-weighted median market capitalization of $17 billion.

Emerging Markets Stock Index Fund--The Fund seeks to track the performance of the MSCI Emerging Markets Index, which is made up of approximately 840 common stocks located in 25 emerging markets of Europe, Asia, Africa, and Latin America. Emerging markets can be substantially more volatile, and substantially less liquid, than both U.S. and more developed foreign markets. In addition, the small-capitalization stocks in which the Emerging Markets Stock Index Fund typically invests often perform quite differently from the large-cap stocks that dominate the overall stock market. Therefore, the Fund may expose investors to a higher degree of volatility and illiquidity than funds that invest in more developed markets. As of October 31, 2006, the Fund had an asset-weighted median market capitalization of $10.9 billion. Under normal conditions, the Fund will invest at least 80%, and usually all or substantially all, of its assets in stocks of emerging markets. The depositary receipt for a common stock will be considered to be a common stock for the purposes of meeting this percentage test.


Security Selection

Vanguard Total International Stock Index Fund uses the "fund of funds" method of indexing, meaning that the Fund invests in other index funds that seek to track subsets of a target index. The Fund invests in shares of the European, Pacific, and Emerging Markets Stock Index Funds. In seeking to track their target indexes, the European and Pacific Stock Index Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions. The Emerging Markets Stock Index Fund uses the sampling method of indexing, meaning that the Fund's advisor uses its discretion--an analysis that considers liquidity, repatriation of capital, and entry barriers in various markets--to determine whether or not to invest in specific securities.

Depositary Receipts.

Each underlying fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in common stocks. However, each fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country, but represent shares of issuers domiciled in another country. Generally, a fund would hold depositary receipts only when the advisor believes that holding the depositary receipt, rather than the underlying component security, would benefit the fund. A fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or government regulators place restrictions on the free flow of capital or currency. Each fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the fund's portfolio.


Other Investment Policies and Risks
Besides investing in the underlying funds, the Fund may make other kinds of investments to achieve its objectives. The Fund and its underlying funds may change their objectives without shareholder approval. The Fund and each underlying fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if a fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.


Each underlying fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.


Each underlying fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, will not prevent the Fund's securities from falling in value during foreign market downswings. The Fund may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.

Cash Management

Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.

Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.


.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.

Turnover Rate

Although the Fund normally seeks to invest for the long term, the Fund may sell shares of its underlying funds regardless of how long they have been held. Generally, an index-oriented fund sells securities only in response to redemption requests or changes in the composition of the fund's target index. Because of this, the turnover rate for the Fund has been very low. The Financial Highlights section of the prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period.

The Fund and Vanguard

The Fund has entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Fund at cost. The Fund owes Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Fund also bears the cost of services provided by other parties (such as auditors, legal counsel, and the Fund's custodian), as well as taxes and other direct expenses of the Fund. However, the agreement provides that the Fund's expenses will be offset by a reimbursement from Vanguard for (1) the Fund's contributions to the costs of operating the underlying Vanguard funds in which the Fund invests, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund's operation.

The Fund's trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Fund. As a result, the Fund is expected to operate at a very low or zero expense ratio. Since its inception, the Fund, in fact, has incurred no direct net expenses.


Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds. The expense ratios for the Investor Shares of each of the underlying funds during the Total International Stock Index Fund's 2006 fiscal year were:

.. European Stock Index Fund Investor Shares          0.27%
.. Pacific Stock Index Fund Investor Shares           0.27%
.. Emerging Markets Stock index Fund Investor Shares  0.42%

================================================================================
Plain Talk About Vanguard's Unique Corporate Structure

The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds'
expenses low.
================================================================================

Investment Advisor


The Fund does not employ an investment advisor. Rather, the Fund's board of trustees decides how to allocate its assets among the underlying funds. The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the underlying funds through its Quantitative Equity Group. As of October 31, 2006, Vanguard served as advisor for approximately $808 billion in assets. Vanguard manages the underlying funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the Fund. The portfolio managers of each underlying fund are listed in the respective underlying fund's prospectus.


Taxes

The tax consequences of your investment in the Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

The Fund's NAV is calculated based upon the NAVs of the underlying mutual funds in which the Fund invests (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares). The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.


The Fund's NAV is used to determine the annuity's unit value for the income annuity program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

Financial Highlights

The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Yields and total returns presented for the Fund are net of the Fund's operating expenses, but do not take into account charges and expenses attributable to the income annuity program through which you invest. The expenses of the annuity program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of the Fund and when comparing the yields and returns of the Fund with those of other mutual funds.

================================================================================
Plain Talk About How to Read the Financial Highlights Table

The Fund began fiscal year 2006 with a net asset value (price) of $13.49 per share. During the year, the Fund earned $0.294 per share from investment income (interest and dividends) and $3.41 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

Shareholders received $0.294 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

The share price at the end of the year was $16.90, reflecting earnings of $3.704 per share and distributions of $0.294 per share. This was an increase of $3.41 per share (from $13.49 at the beginning of the year to $16.90 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 27.84% for the year.

As of October 31, 2006, the Fund had approximately $18.2 billion in net assets. For the year, its net investment income amounted to 1.71% of its average net assets. The Fund sold and replaced securities valued at 2% of its net assets.
================================================================================

Total International Stock Index Fund

                                                                                                    Year Ended October 31,
                                           ---------------------------------------------------------------------------------
                                                2006              2005             2004             2003              2002
                                           ---------------------------------------------------------------------------------
Net Asset Value, Beginning of Period          $13.49            $11.48            $9.84            $7.79             $8.99
----------------------------------------------------------------------------------------------------------------------------
Investment Operations
----------------------------------------------------------------------------------------------------------------------------
Net Investment Income                           .294              .255              .19             .157              .165
----------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received               --                --               --               --                --
----------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)        3.410             2.010             1.64            2.050            (1.200)
on Investments
----------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations               3.704             2.265             1.83            2.207            (1.035)
----------------------------------------------------------------------------------------------------------------------------
Distributions
----------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income           (.294)            (.255)            (.19)           (.157)            (.165)
----------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains         --                --               --               --                --
----------------------------------------------------------------------------------------------------------------------------
Total Distributions                            (.294)            (.255)            (.19)           (.157)            (.165)
----------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                $16.90            $13.49           $11.48            $9.84             $7.79
----------------------------------------------------------------------------------------------------------------------------
Total Return/1/                               27.84%            19.91%           18.80%           28.94%           -11.80%
----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)         $18,200           $11,331           $7,317           $4,538            $2,884
----------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average
Net Assets                                        0%/2/             0%               0%               0%                0%
----------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                     1.71%             1.76%            1.54%            1.75%             1.70%
----------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                     2%                3%               3%               2%                5%
----------------------------------------------------------------------------------------------------------------------------
1 Total returns do not reflect the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months.
2 The acquired fund fees and expenses were 0.32%.

General Information

The Fund offers its shares to insurance companies that offer income annuity programs. Because of differences in tax treatment or other considerations, the interests of various contract owners participating in the Fund might at some time be in conflict. The Fund's board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of the Fund's shareholders, the Fund may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Fund's shareholders, the Fund may reject such a purchase request.

If you wish to redeem money from the Fund, please refer to the instructions provided in the accompanying prospectus of the insurance company that offers your annuity program. Shares of the Fund may be redeemed on any business day. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.

The Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the SEC.

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your program. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of the Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

For certain categories of investors, the Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Fund's instructions. In most instances, for these categories of investors, a contract owner's properly transmitted order will be priced at the Fund's next-determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

When insurance companies establish omnibus accounts in the Fund for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply. See the accompanying prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.


We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.


Vanguard, Connect with Vanguard, PlainTalk, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. The Funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI and MSCI bears no liability with respect to any such funds or securities. For such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms

Acquired Fund.  Any mutual fund whose shares are owned by another fund.


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Country Risk. The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Country risk is especially high in emerging markets.

Currency Risk. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.


International Stock Fund. A mutual fund that invests in the stocks of companies located outside the United States.

Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.

Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                                      [SHIP GRAPHIC] VANGUARD(R)

                                                          Institutional Division
                                                                   P.O. Box 2900
                                                     Valley Forge, PA 19482-2900

CONNECT WITH VANGUARD/TM/ > www.vanguard.com

For More Information
If you would like more information about Vanguard Total International Stock Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI) The SAI provides more detailed information about the Fund.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.


To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555

Information Provided by the Securities and Exchange Commission (SEC) You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-3919

(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P113A 022007

Vanguard/(R)/ Institutional Developed
Markets Index Fund



>  Prospectus



Institutional Shares

February 28, 2007



                                                [SHIP LOGO][Vanguard/(R)/ Logo]








                                                    [Indexed to MSCI/(R)/ logo]



This prospectus contains financial data for the Fund through the fiscal year ended October 31, 2006.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents


An Introduction to Index Funds     1       Investing With Vanguard         22
-------------------------------------------------------------------------------
Fund Profile                       2         Purchasing Shares             22
-------------------------------------------------------------------------------
More on the Fund                   7         Redeeming Shares              24
-------------------------------------------------------------------------------
  The Fund and Vanguard           15         Exchanging Shares             28
-------------------------------------------------------------------------------
  Investment Advisor              16         Frequent-Trading Limits       29
-------------------------------------------------------------------------------
  Dividends, Capital Gains, and   16         Other Rules You Should Know   30
  Taxes
-------------------------------------------------------------------------------
  Share Price                     19         Fund and Account Updates      33
-------------------------------------------------------------------------------
Financial Highlights              20         Contacting Vanguard           36
-------------------------------------------------------------------------------
                                           Glossary of Investment Terms    38
-------------------------------------------------------------------------------



Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with the Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk/(R)/ explanations along the way. Reading the prospectus will help you decide whether the Fund is the right investment for you. We suggest that you keep this prospectus for future reference.


A Similar But Distinct Vanguard Fund

The Fund offered by this prospectus should not be confused with Vanguard Developed Markets Index Fund, a separate Vanguard fund that also seeks to match the performance of the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index. Differences in the funds' respective cash flows and expenses are expected to produce slightly different investment performance by the funds.


Vanguard Developed Markets Index Fund is offered through a separate prospectus, which can be obtained by calling Vanguard at 800-662-7447.

An Introduction to Index Funds


What Is Indexing?
Indexing is an investment strategy for tracking the performance of a specified market benchmark, or "index." An index is an unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market. There are many types of indexes. Some represent entire markets--such as the U.S. stock market or the U.S. bond market. Other indexes cover market segments--such as small-capitalization stocks or short-term bonds.

An index fund holds all, or a representative sample, of the securities that make up its target index. Index funds attempt to mirror what the target index does, for better or worse. However, an index fund does not always perform exactly like its target index. For example, like all mutual funds, index funds have operating expenses and transaction costs. Market indexes do not, and therefore will usually have a slight performance advantage over funds that track them.


The Index Fund in This Prospectus
Vanguard offers a variety of stock index funds (both U.S. and international) as well as bond and balanced index funds. This prospectus provides information about Vanguard Institutional Developed Markets Index Fund, which seeks to track European, Australian, Asian, and Far East segments of the international stock market.


On the following pages, you'll find a profile that summarizes the key features of the Fund. Following the profile, there is important additional information about the Fund.

Fund Profile


Investment Objective
The Fund seeks to track the performance of a benchmark index that measures the investment return of stocks issued by companies located in the major markets of Europe and the Pacific region.


Primary Investment Strategies

The Fund employs a "passive management"--or indexing--investment approach. The Fund seeks to track the performance of the Morgan Stanley Capital International/(R)/ (MSCI/(R)/) Europe, Australasia, Far East (EAFE/(R)/) Index by investing in the Institutional Shares of two other Vanguard funds--Vanguard European Stock Index Fund and Vanguard Pacific Stock Index Fund. These other funds seek to track the MSCI Europe Index and the MSCI Pacific Index, which together make up the MSCI EAFE Index. The Fund allocates all, or substantially all, of its assets between the European Stock Index Fund Institutional Shares and the Pacific Stock Index Fund Institutional Shares, based on the market capitalizations of European and Pacific stocks in the MSCI EAFE Index. The MSCI EAFE Index includes approximately 1,165 common stocks of companies located in Europe, Australia, Asia, and the Far East. For more information about indexing, see "Security Selection" under More on the Fund.



Primary Risks
An investment in the Fund could lose money over short or even long periods. You should expect the Fund's share price and total return to fluctuate within a wide range, like the fluctuations of the overall stock market. The Fund's performance could be hurt by:

.. Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.

.. Country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

.. Currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of the Fund's target index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns
------------------------------------------------------------
                           BAR CHART
                         [-40% to 60%]
                     2001          -22.06%
                     2002          -15.54%
                     2003           38.87%
                     2004           20.30%
                     2005           13.58%
                     2006           26.34%
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 19.54% (quarter ended June 30, 2003), and the lowest return for a quarter was -19.97% (quarter ended September 30, 2002).



Average Annual Total Returns for Periods Ended December 31, 2006

                                                 1 Year          5 Years     Since Inception/1/
-------------------------------------------------------------------------------------------------
Vanguard Institutional Developed Markets Index Fund
-------------------------------------------------------------------------------------------------
Return Before Taxes                               26.34%           15.15%                 5.76%
-------------------------------------------------------------------------------------------------
Return After Taxes on Distributions               25.68            14.52                  5.10
-------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale
of Fund Shares                                    17.56            13.00                  4.60
-------------------------------------------------------------------------------------------------
MSCI EAFE Index/2/
(reflects no deduction for fees, expenses,
or taxes)                                         26.34%           14.98%                 5.81%
-------------------------------------------------------------------------------------------------
1 Since-inception returns are from June 1, 2000--the inception date of the Fund--through
 December 31, 2006.
2 Morgan Stanley Capital International Europe, Australasia, Far East Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.

Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses represent a weighted average of the expense ratios of, and the fees charged by, the underlying funds in which the Fund invests, during the Fund's fiscal year ended October 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
-----------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                                                    None
-----------------------------------------------------------------------------------------------------------------------------------
Purchase Fee                                                                                None
-----------------------------------------------------------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends                                         None
-----------------------------------------------------------------------------------------------------------------------------------
Redemption Fee                                                                             2%/1/
-----------------------------------------------------------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
-----------------------------------------------------------------------------------------------------------------------------------
Management Expenses                                                                         None
-----------------------------------------------------------------------------------------------------------------------------------
12b-1 Distribution Fee                                                                      None
-----------------------------------------------------------------------------------------------------------------------------------
Other Expenses                                                                              None
-----------------------------------------------------------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                                         0.12%/2/
-----------------------------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                    0.12%/3/
-----------------------------------------------------------------------------------------------------------------------------------
1 The 2% fee applies to shares redeemed within two months of purchase by selling or by exchanging to another fund. The fee is withheld from redemption proceeds and retained by the Fund. Shares held for two months or more are not subject to the 2% fee.
2 Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds. See The Fund and Vanguard.
3 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial
 Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year          3 Years       5 Years       10 Years
----------------------------------------------------------
$12             $39           $68           $154
----------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------

Additional Information
As of October 31, 2006
--------------------------------------------------------------------------------
Net Assets                   $3.6 billion
--------------------------------------------------------------------------------
Investment Advisor           The Fund does not employ an investment advisor, but
                             benefits from the investment advisory services
                             provided to the underlying Vanguard funds in which
                             it invests.
--------------------------------------------------------------------------------
Dividends and Capital Gains  Distributed annually in December
--------------------------------------------------------------------------------
Inception Date               June 1, 2000
--------------------------------------------------------------------------------
Minimum Initial Investment   $5 million
--------------------------------------------------------------------------------
Newspaper Abbreviation       DevMktInst
--------------------------------------------------------------------------------
Vanguard Fund Number         234
--------------------------------------------------------------------------------
Cusip Number                 921909800
--------------------------------------------------------------------------------
Ticker Symbol                VIDMX
--------------------------------------------------------------------------------



More on the Fund

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that the Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. Under normal circumstances, the Fund will invest at least 80%, and usually all or substantially all, of its assets in the European and Pacific Stock Index Funds or other Vanguard funds that use an indexing strategy to invest in stocks of developed markets. The Fund's 80% investment policy may be changed only upon 60 days' notice to shareholders. Note that the Fund's investment objective is not fundamental and may be changed without a shareholder vote.

Market Exposure
To track their target indexes as closely as possible, the underlying funds attempt to remain fully invested in foreign stocks included in their particular indexes. The Institutional Developed Markets Index Fund normally holds 100% of its assets in shares of its underlying funds.

--------------------------------------------------------------------------------
 Plain Talk About International Investing

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------


[FLAG]
The Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. In addition, investments in foreign stock markets can be riskier than U.S. stock investments. The prices of foreign stocks and the prices of U.S. stocks have, at times, moved in opposite directions.


To illustrate the volatility of international stock prices, the following table shows the best, worst, and average annual total returns for foreign stock markets over various periods as measured by the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index, a widely used barometer of international market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. The returns, however, are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.

International Stock Market Returns
(1970-2006)

                    1 Year  5 Years  10 Years  20 Years
----------------------------------------------------------
Best                  69.4%    36.1%     22.0%     15.5%
----------------------------------------------------------
Worst                -23.4     -2.9       4.0       8.1
----------------------------------------------------------
Average               12.9     10.8      11.7      12.6
----------------------------------------------------------



The table covers all of the 1-, 5-, 10-, and 20-year periods from 1970 through 2006. These average returns reflect past performance of international stocks; you should not regard them as an indication of future performance of either foreign markets as a whole or the Fund in particular.

Note that the MSCI EAFE Index does not take into account returns for emerging markets, which can be substantially more volatile, and substantially less liquid, than the more developed markets included in the Index. In addition, because the MSCI EAFE Index tracks the European and Pacific developed markets collectively, the returns in the preceding table do not reflect the variability of returns for these markets individually. To illustrate this variability, the following table shows returns for different international markets--as well as for the U.S. market for comparison--from 1997 through 2006, as measured by their respective indexes.



Returns for Various Stock Markets/1/
                                           European                 Pacific                Emerging                      U.S.
                                             Market                  Market                 Markets                    Market
------------------------------------------------------------------------------------------------------------------------------
1997                                          23.80                  -25.87                  -11.59                     33.36
------------------------------------------------------------------------------------------------------------------------------
1998                                          28.53                    2.72                  -25.34                     28.58
------------------------------------------------------------------------------------------------------------------------------
1999                                          15.89                   56.65                   66.41                     21.04
------------------------------------------------------------------------------------------------------------------------------
2000                                          -8.39                  -25.78                  -30.61                     -9.10
------------------------------------------------------------------------------------------------------------------------------
2001                                         -19.90                  -25.40                   -2.62                    -11.89
------------------------------------------------------------------------------------------------------------------------------
2002                                         -18.38                   -9.29                   -6.17                    -22.10
------------------------------------------------------------------------------------------------------------------------------
2003                                          38.54                   38.48                   55.82                     28.68
------------------------------------------------------------------------------------------------------------------------------
2004                                          20.88                   18.98                   25.55                     10.88
------------------------------------------------------------------------------------------------------------------------------
2005                                           9.42                   22.64                   34.00                      4.91
------------------------------------------------------------------------------------------------------------------------------
2006                                          33.72                   12.20                   32.17                     15.79
------------------------------------------------------------------------------------------------------------------------------
1 European market returns are measured by the MSCI Europe Index; Pacific market returns are measured by the MSCI Pacific
 Index; emerging markets returns are measured by the MSCI Emerging Markets Index; and U.S. market returns are measured by the Standard & Poor's 500 Index. The MSCI Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.

Keep in mind that these returns reflect past performance of the various indexes; you should not consider them as an indication of future performance of the indexes, or of the Fund in particular.



[FLAG]
The Fund is subject to country risk and currency risk. Country risk is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

--------------------------------------------------------------------------------
 Plain Talk About Regional Versus Broad International Investing

 Regional funds are international funds that invest in a particular geographical region, such as Europe or the Pacific Basin. Because they concentrate their holdings in a single region, these funds typically have higher share-price volatility than broadly diversified international stock funds (which, by investing in many different foreign markets, may offset losses from one country with gains from another at any given time).
--------------------------------------------------------------------------------



As a fund of funds, the Institutional Developed Markets Index Fund invests all of its assets in Institutional Shares of the European and Pacific Stock Index Funds; indirectly, its risks will proportionately mirror those of the underlying funds. As of October 31, 2006, the Fund's assets were invested 68.7% and 31.3%, respectively, in the Institutional Shares of the European and Pacific Stock Index Funds, and the Fund had an asset-weighted median market capitalization of $43.2 billion. The Institutional Developed Markets Index Fund is considered nondiversified because it invests in only two underlying funds. However, the underlying funds in which the Fund invests are broadly diversified.


--------------------------------------------------------------------------------
 Plain Talk About "Fund of Funds"

 The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------

Underlying Funds. European Stock Index Fund--The Fund seeks to track the performance of the MSCI Europe Index, which is made up of 603 common stocks of companies located in 16 European countries. Stocks from the United Kingdom, France, Germany, and Switzerland constituted 35%, 14%, 11%, and 10%, respectively, of the Index as of October 31, 2006. Stocks from the remaining 12 countries have much less significant market-capitalization weightings in the Index and thus much less impact on the Fund's total return. The Fund's heavy exposure to just four countries subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds. As of October 31, 2006, the Fund had an asset-weighted median market capitalization of $55.2 billion.

Pacific Stock Index Fund--The Fund seeks to track the performance of the MSCI Pacific Index, which is made up of 562 stocks of Pacific Basin companies. Japanese stocks constituted approximately 74%, and Australian stocks constituted approximately 18%, of the Index as of October 31, 2006. Therefore, Japanese and Australian stocks represent correspondingly large components of the Pacific Stock Index Fund's assets. The Fund's large investment in the Japanese stock market subjects the Fund to a higher degree of country risk than that of more geographically diversified international funds. As of October 31, 2006, the Fund had an asset-weighted median market capitalization of $17 billion.



Security Selection
Vanguard Institutional Developed Markets Index Fund uses the "fund of funds" method of indexing, meaning that the Fund invests in other index funds that seek to track subsets of a target index. The Institutional Developed Markets Index Fund invests in Institutional Shares of the European and Pacific Stock Index Funds. In seeking to track their target indexes, the European and Pacific Stock Index Funds use the replication method of indexing, meaning that each Fund holds the same stocks as its target index, and in approximately the same proportions.

Although index funds, by their nature, tend to be tax-efficient investment vehicles, the Fund is generally managed without regard to tax ramifications.


Depositary Receipts. The Fund, in most cases, will obtain economic exposure to stocks of its target index (component securities) by investing directly in common stocks. However, the Fund reserves the right to obtain economic exposure to component securities indirectly by purchasing depositary receipts of the component securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country, but represent shares of issuers domiciled in another country. Generally, the Fund would hold depositary receipts only when the advisor believes that holding the depositary receipt, rather than the underlying component security, would benefit the Fund. The Fund might opt to hold depositary receipts if the foreign market in which a stock trades does not provide adequate protection to the rights of foreign investors or government regulators place restrictions on the free flow of capital or currency. The Fund treats depositary receipts that represent interests in component securities as component securities for purposes of any requirements related to the percentage of component securities held in the Fund's portfolio.



Other Investment Policies and Risks
Besides investing in the underlying funds, the Fund may make other kinds of investments to achieve its objectives. The Fund and its underlying funds may change their objectives without shareholder approval. The Fund and each underlying fund reserves the right to substitute a different index for the index it currently tracks if the current index is discontinued, if a fund's agreement with the sponsor of its target index is terminated, or for any other reason determined in good faith by the fund's board of trustees. In any such instance, the substitute index would measure the same market segment as the current index.


Each underlying fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The Fund will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.

Each underlying fund may enter into forward foreign currency exchange contracts, which are types of derivative contracts, in order to maintain the same currency exposure as its respective index. A forward foreign currency exchange contract is an agreement to buy or sell a country's currency at a specific price on a specific date, usually 30, 60, or 90 days in the future. In other words, the contract guarantees an exchange rate on a given date. These contracts, however, will not prevent a fund's securities from falling in value during foreign market downswings. The funds may use these contracts to gain currency exposure when investing in stock index futures and to settle trades in a foreign currency.



Cash Management

Vanguard may invest the Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, the Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.



Redemption Fee
The Fund charges a 2% fee on shares that are redeemed before they have been held for two months. The fee applies when shares are redeemed by selling or by exchanging to another Vanguard fund. Shares you have held the longest will be redeemed first.

Unlike a sales charge or a load paid to a broker or a fund management company, the redemption fee is paid directly to the Fund to offset the costs of buying and selling securities. The fee is designed to ensure that short-term investors pay their share of the Fund's transaction costs and that long-term investors do not subsidize the activities of short-term traders.

See the Fund Profile and Investing With Vanguard for more information about fees.


Frequent Trading or Market-Timing

Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may also interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

.. Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

.. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


.. Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.


Do not invest with Vanguard if you are a market-timer.



Turnover Rate
Although the Fund normally seeks to invest for the long term, the Fund may sell shares of its underlying funds regardless of how long they have been held. Generally, an index-oriented fund sells securities only in response to redemption requests or changes in the composition of the fund's target index. Because of this, the turn overexample, would mean that a Fund had sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period. rate for the Fund has been very low. The Financial Highlights section of the prospectus shows historical turnover rates for the Fund. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period.


--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

The Fund and Vanguard

The Fund has entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Fund at cost. The Fund owes Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Fund also bears the cost of services provided by other parties (such as auditors, legal counsel, and the Fund's custodian), as well as taxes and other direct expenses of the Fund. However, the agreement provides that the Fund's expenses will be offset by a reimbursement from Vanguard for (1) the Fund's contributions to the costs of operating the underlying Vanguard funds in which the Fund invests, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Fund's operation.


The Fund's trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Fund. As a result, the Fund is expected to operate at a very low or zero expense ratio. Since its inception, the Fund, in fact, has incurred no direct net expenses.

Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds. The expense ratios for the Institutional Shares of each of the underlying funds during the Institutional Developed Markets Index Fund's 2006 fiscal year were:

.. European Stock Index Fund Institutional Shares 0.12%


.. Pacific Stock Index Fund Institutional Shares 0.12%

Investment Advisor


The Fund does not employ an investment advisor. Rather, the Fund's board of trustees decides how to allocate its assets among the underlying funds. The Vanguard Group (Vanguard), P.O. Box 2600, Valley Forge, PA 19482, which began operations in 1975, serves as advisor to the underlying funds through its Quantitative Equity Group. As of October 31, 2006, Vanguard served as advisor for about $808 billion in assets. Vanguard manages the underlying funds on an at-cost basis, subject to the supervision and oversight of the trustees and officers of the funds. The portfolio managers of each underlying fund are listed in the respective underlying fund's prospectus.



Dividends, Capital Gains, and Taxes


Fund Distributions

The Fund distributes to shareholders virtually all of its net income as well as any net capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.


--------------------------------------------------------------------------------
 Plain Talk About Distributions

 As a shareholder, you are entitled to your portion of a fund's income from interest and dividends as well as gains from the sale of investments. Income consists of both the dividends that the fund earns from any stock holdings and the interest it receives from any money market and bond investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term, depending on whether the fund held the securities for one year or less or for more than one year. You receive the fund's earnings as either a dividend or capital gains distribution.
--------------------------------------------------------------------------------


Basic Tax Points
Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

.. Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

.. Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

.. Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

.. Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

.. Capital gains distributions may vary considerably from year to year as a result of the Fund's normal investment activities and cash flows.

.. A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

.. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

--------------------------------------------------------------------------------
 Plain Talk About "Buying a Dividend"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

.. Provide us with your correct taxpayer identification number;

.. Certify that the taxpayer identification number is correct; and

.. Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.

Share Price

The Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.

The Fund's NAV is calculated based upon the NAVs of the underlying mutual funds in which the Fund invests (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares). The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.

Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

Financial Highlights

The following financial highlights table is intended to help you understand the Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with the Fund's financial statements--is included in the Fund's most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.


--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Table

 The Fund began fiscal year 2006 with a net asset value (price) of $9.67 per share. During the year, the Fund earned $0.229 per share from investment income (interest and dividends) and $2.38 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.229 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $12.05, reflecting earnings of $2.609 per share and distributions of $0.229 per share. This was an increase of $2.38 per share (from $9.67 at the beginning of the year to $12.05 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 27.41% for the year.

 As of October 31, 2006, the Fund had approximately $3.6 billion in net assets. For the year, its net investment income amounted to 1.72% of its average net assets. The Fund sold and replaced securities valued at 14% of its net assets.
--------------------------------------------------------------------------------

Institutional Developed Markets Index Fund
                                                                                                    Year Ended October 31,
                                             -------------------------------------------------------------------------------
                                                 2006             2005             2004             2003              2002
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period            $9.67            $8.35            $7.16            $5.76             $6.78
-----------------------------------------------------------------------------------------------------------------------------------
Investment Operations
-----------------------------------------------------------------------------------------------------------------------------------
Net Investment Income                            .229              .20             .158             .126              .132
-----------------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received                --               --               --               --                --
-----------------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss) on      2.380             1.32            1.190            1.400            (1.020)
Investments
-----------------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                2.609             1.52            1.348            1.526             (.888)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions
-----------------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income            (.229)            (.20)           (.158)           (.126)            (.132)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains          --               --               --               --                --
-----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                             (.229)            (.20)           (.158)           (.126)            (.132)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $12.05            $9.67            $8.35            $7.16             $5.76
-----------------------------------------------------------------------------------------------------------------------------------
Total Return/1/                                27.41%           18.37%           19.05%           27.13%           -13.41%

-----------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Billions)           $3,607           $1,748             $911             $567              $261
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average              0%/2/               0%               0%               0%                0%
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average       1.72%            1.86%            1.81%            1.80%             1.75%
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                     14%               6%              19%              11%                9%
-----------------------------------------------------------------------------------------------------------------------------------
1 Total returns do not reflect the 2% redemption fee applied to shares purchased on or after June 27, 2003, and held for less than two months.
2 The acquired fund fees and expenses were 0.12%.

Investing With Vanguard


This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.


Purchasing Shares



Account Minimums for Institutional Shares

To open and maintain an account. $5 million. Vanguard institutional clients generally may meet the minimum investment amount by aggregating up to three separate accounts within the same Fund. This policy does not apply to clients receiving special administrative services from Vanguard, nor does this policy apply to omnibus accounts maintained by financial intermediaries.


To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open, maintain a fund account, or to add to an existing fund account.


Investment minimums may differ for certain categories of investors.


How to Purchase Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.

By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.

How to Make a Purchase Request

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire.   Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.


By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--234. See Contacting Vanguard.


Trade Dates
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Other Purchase Rules You Should Know


Check purchases. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.


Purchase requests. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.


Large purchases. Please call Vanguard before attempting to invest a large dollar amount.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.



Redeeming Shares


How to Redeem Shares

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.


Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.



How to Receive Redemption Proceeds

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.


By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.


By check. Vanguard will normally mail you a redemption check within two business days of your trade date.


Trade Dates
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.



Redemption Fees
The Fund charges a 2% fee on shares redeemed within two months of purchase by selling or by exchanging to another fund, or when Vanguard applies the low-balance account-closure policy.


The fee is withheld from redemption proceeds and is paid directly to the Fund to offset the cost of buying and selling securities. Shares held for two months or more are not subject to the 2% fee.


After redeeming shares that are exempt from redemption fees, shares you have held the longest will be redeemed first.


For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), redemption fees will not apply to the following:


.. Redemptions of shares purchased with reinvested dividend and capital gains distributions.

.. Share transfers, rollovers, or re-registrations within the same fund.

.. Conversions of shares from one share class to another in the same fund.

.. Redemptions of shares to pay fund or account fees.

.. Section 529 college savings plans.

.. For a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper (except for Vanguard Small Business Services retirement plans).

.. Distributions by shareholders age 701/2 or older from the following:

 . Traditional IRAs.

 . Inherited IRAs (traditional and Roth).

 . Rollover IRAs.

 . SEP-IRAs.


 . SIMPLE IRAs.


 . Section 403(b)(7) plans served by the Vanguard Small Business
  Services Department.

 . Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.


For participants in employer-sponsored defined contribution plans (other than those serviced by the Vanguard Small Business Services Department), in addition to the exclusions previously listed, redemption fees will not apply to the following:


.. Exchanges of shares purchased with participant payroll or employer contributions.

.. Distributions, loans, and in-service withdrawals from a plan.


.. Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.


.. Direct rollovers into IRAs.


Redemption fees will apply to shares exchanged out of a fund within the fund's redemption-fee period into which fund the shares had previously been exchanged, rolled over, or transferred by a participant.

If Vanguard does not serve as recordkeeper for your plan, redemption fees may be applied differently. Please read your recordkeeper's plan materials carefully to learn of any other rules or fees that may apply. Also see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees by intermediaries.


Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.


Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.



Address change. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.


Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.



Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


Exchanging Shares


An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.



Frequent-Trading Limits


Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), the policy does not apply to the following:


.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online/(R)/.

.. Redemptions of shares to pay fund or account fees.

.. Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

.. Transfers and re-registrations of shares within the same fund.

.. Purchases of shares by asset transfer or direct rollover.

.. Conversions of shares from one share class to another in the same fund.

.. Checkwriting redemptions.

.. Section 529 college savings plans.


.. Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:


.. Purchases of shares with participant payroll or employer contributions or loan repayments.

.. Purchases of shares with reinvested dividend or capital gains distributions.

.. Distributions, loans, and in-service withdrawals from a plan.

.. Redemptions of shares as part of a plan termination or at the direction of the plan.

.. Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

.. Redemptions of shares to pay fund or account fees.

.. Share or asset transfers or rollovers.

.. Re-registrations of shares.

.. Conversions of shares from one share class to another in the same fund.


Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



Other Rules You Should Know


Vanguard.com/(R)/

Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.

Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.


Tele-Account/(R)/. To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.


Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

.. Authorization to act on the account (as the account owner or by legal documentation or other means).

.. Account registration and address.

.. Social Security or employer identification number.

.. Fund name and account number, if applicable.


.. Other information relating to the caller, the account holder, or the account.



Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.



Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:


.. The fund name and account number.


.. The amount of the transaction (stated in dollars, shares, or percentage).


Written instructions also must include:


.. Signatures of all registered owners.


.. Signature guarantees, if required for the type of transaction.*

.. Any supporting legal documentation that may be required.

The requirements vary among types of accounts and transactions.


*Call Vanguard for specific signature-guarantee requirements.


Vanguard reserves the right, without prior notice, to revise the requirements for good order.



Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares and Redeeming Shares. Vanguard reserves the right to return future-dated checks.


Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.

Low-Balance Accounts

The Fund reserves the right, without prior notice, to liquidate any investment-only retirement-plan fund account or any nonretirement fund account whose balance falls below the minimum initial investment. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.



Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



Fund and Account Updates


Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.



Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard Institutional Developed Markets Index Fund twice a year, in June and December. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

.. Performance assessments and comparisons with industry benchmarks.


.. Financial statements with listings of Fund holdings.


Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Contacting Vanguard

Web
----------------------------------------------------------------------------------------------------------------------------------
Vanguard.com                                   For the most complete source of Vanguard news
24 hours a day, 7 days a week                  For fund, account, and service information
                                               For most account transactions
                                               For literature requests
----------------------------------------------------------------------------------------------------------------------------------
Phone

----------------------------------------------------------------------------------------------------------------------------------
Vanguard Tele-Account/(R)/ 800-662-6273        For automated fund and account information
(ON-BOARD)                                     For exchange transactions (subject to limitations)
                                               Toll-free, 24 hours a day, 7 days a week
----------------------------------------------------------------------------------------------------------------------------------
Investor Information 800-662-7447 (SHIP)       For fund and service information
(Text telephone for the hearing impaired       For literature requests
at 800-952-3335)                               Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                               Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------------------------------------------------
Client Services 800-662-2739 (CREW)            For account information
(Text telephone for the hearing impaired       For most account transactions
at 800-749-7273)                               Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                               Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------------------------------------------------
Institutional Division                         For information and services for large institutional investors
888-809-8102                                   Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                                               Eastern time
----------------------------------------------------------------------------------------------------------------------------------
Intermediary Sales Support                     For information and services for financial intermediaries
800-997-2798                                   including broker-dealers, trust institutions, insurance
                                               companies, and financial advisors
                                               Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                                               Eastern time
----------------------------------------------------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------




Fund Number
Please use the specific fund number when contacting us:

--------------------------------------------------------------------
Vanguard Institutional Developed Markets Index Fund        234
--------------------------------------------------------------------














































Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Vanguard Tele-Account, Tele-Account, Vanguard ETF, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. The Fund or securities referred to herein are not sponsored, endorsed, or promoted by MSCI, and MSCI bears no liability with respect to any such funds or securities. For such Fund or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. All other marks are the exclusive property of their respective owners.

Glossary of Investment Terms


Acquired Fund.  Any mutual fund whose shares are owned by another fund.



Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.


Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.


Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


Country Risk. The chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. Country risk is especially high in emerging markets.


Currency Risk. The chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.


Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.


Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses--such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.



International Stock Fund. A mutual fund that invests in the stocks of companies located outside the United States.


Investment Advisor. An organization that makes the day-to-day decisions regarding a fund's investments.


Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.


Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.


Securities. Stocks, bonds, money market instruments, and other investment vehicles.



Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

This page intentionally left blank.

                                                [SHIP LOGO][Vanguard/(R)/ Logo]



                                                Institutional Division
                                                P.O. Box 2900
                                                Valley Forge, PA 19482-2900



CONNECT WITH VANGUARD/(R)/ > www.vanguard.com



For More Information
If you would like more information about Vanguard Institutional Developed Markets Index Fund, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders
Additional information about the Fund's investments is available in the Fund's annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)
The SAI provides more detailed information about the Fund. The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.

To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Fund or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

If you are an individual investor:

The Vanguard Group

Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-662-7447 (SHIP)
Text Telephone for the hearing impaired: 800-952-3335

If you are a client of Vanguard's Institutional Division:


The Vanguard Group
Institutional Investor Information Department
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 888-809-8102
Text Telephone for the hearing impaired: 800-952-3335


If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:
Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)
You can review and copy information about the Fund (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Fund's Investment Company Act file number: 811-3919
(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


I234 022007

Vanguard(R) LifeStrategy(R) Funds


>  Prospectus


Investor Shares


February 28, 2007



                                                  [SHIP LOGO] [VANGUARD(R) LOGO]



Vanguard LifeStrategy Income Fund

Vanguard LifeStrategy Conservative Growth Fund

Vanguard LifeStrategy Moderate Growth Fund

Vanguard LifeStrategy Growth Fund



This prospectus contains financial data for the Funds through the fiscal year ended October 31, 2006.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


------------------------------------------------------------------------------------------------
An Introduction to Vanguard LifeStrategy Funds    1       Financial Highlights               37
------------------------------------------------------------------------------------------------
Vanguard Fund Profiles                            2       Investing With Vanguard            43
------------------------------------------------------------------------------------------------
 LifeStrategy Income Fund                         2       Purchasing Shares                  43
------------------------------------------------------------------------------------------------
 LifeStrategy Conservative  Growth Fund           7       Redeeming Shares                   45
------------------------------------------------------------------------------------------------
 LifeStrategy Moderate Growth Fund               12       Exchanging Shares                  48
------------------------------------------------------------------------------------------------
 LifeStrategy Growth Fund                        17       Frequent-Trading Limits            48
------------------------------------------------------------------------------------------------
More on the Funds                                22       Other Rules You Should Know        50
------------------------------------------------------------------------------------------------
 The Funds and Vanguard                          32       Fund and Account Updates           53
------------------------------------------------------------------------------------------------
 Investment Advisors                             33       Contacting Vanguard                56
------------------------------------------------------------------------------------------------
 Dividends, Capital Gains, and Taxes             34       Glossary of Investment Terms       58
------------------------------------------------------------------------------------------------
 Share Price                                     36
------------------------------------------------------------------------------------------------



Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

AN INTRODUCTION TO VANGUARD LIFESTRATEGY FUNDS

This prospectus provides information about the Vanguard LifeStrategy Funds, a group of mutual funds that separately invest fixed percentages of assets in up to five other Vanguard stock and bond mutual funds. Because they invest in other funds, rather than in individual securities, each Fund is considered a "fund of funds."

The LifeStrategy Funds offer four distinct choices for different investment styles and life stages. Because an investor's risk tolerance, investment goals, investment time horizon, and financial circumstances are subject to change over time, the LifeStrategy Funds offer alternative strategies for attaining capital growth and income. The allocation to stocks and bonds in each LifeStrategy Fund reflects its greater or lesser emphasis on pursuing current income or growth of capital.

Below you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.


--------------------------------------------------------------------------------
 Plain Talk About "Fund of Funds"

 The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD LIFESTRATEGY INCOME FUND


Investment Objective
The Fund seeks to provide current income and some capital appreciation.


Primary Investment Strategies
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 20% to common stocks. The percentages of the Fund's assets allocated to each of the underlying funds are:

- Vanguard Total Bond Market Index Fund 50%

- Vanguard Asset Allocation Fund 25%

- Vanguard Short-Term Investment-Grade Fund 20%

- Vanguard Total Stock Market Index Fund 5%

The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks.


Primary Risks
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests most of its assets in fixed income securities, the Fund's overall level of risk should be relatively low.


- With a target allocation of approximately 80% of its assets in bonds and short-term fixed income investments, the Fund is subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

- With a target allocation of approximately 20% of its assets in stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- The Fund is also subject to manager risk, which is the chance that poor security selection will cause one or more of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform relevant benchmarks or other funds with a similar investment objective.

For additional information on investment risks, see More on the Funds.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index and a composite bond/stock index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns
------------------------------------------------------------
[BAR CHART: SCALE -30% TO 45%]

                             1997      14.23
                             1998      13.17
                             1999       2.82
                             2000       8.06
                             2001       4.06
                             2002       0.12
                             2003      10.77
                             2004       6.01
                             2005       3.23
                             2006       7.93
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 6.20% (quarter ended June 30, 2003), and the lowest return for a quarter was -2.49% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2006

                                                                     1 Year          5 Years        10 Years
-------------------------------------------------------------------------------------------------------------
Vanguard LifeStrategy Income Fund
-------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                    7.93%            5.55%           6.95%
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                    6.44             4.21            5.08
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares            5.28             3.97            4.85
-------------------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                                   4.33%            5.06%           6.24%
-------------------------------------------------------------------------------------------------------------
Income Composite Index/1/                                              6.63             5.20            6.44
-------------------------------------------------------------------------------------------------------------
1 Derived by applying the Fund's target allocation to the results of the following benchmarks: for stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the Morgan Stanley Capital
  International(R) (MSCI(R)) US Broad Market Index thereafter; for bonds, the Lehman Brothers Aggregate Bond
  Index; and for short-term fixed income investments, the Citigroup 3-Month U.S. Treasury Bill Index through
  August 31, 2003, and the Lehman Brothers 1-3 Year Credit Index thereafter.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses represent a weighted average of the expense ratios of, and the fees charged by, the underlying funds in which the Fund invests, during the Fund's fiscal year ended October 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                          None
--------------------------------------------------------------------------------
Purchase Fee                                                      None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends               None
--------------------------------------------------------------------------------
Redemption Fee                                                    None
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                               None
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                            None
--------------------------------------------------------------------------------
Other Expenses                                                    None
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                   0.25%/1/
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              0.25%/2/
--------------------------------------------------------------------------------
1 Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds. See The Funds and Vanguard.
2 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.


The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$26           $80           $141          $318
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of October 31, 2006
--------------------------------------------------------------------------------
Net Assets                   $1.7 billion
--------------------------------------------------------------------------------
Investment Advisor           The Fund does not employ an investment advisor, but
                             benefits from the investment advisory services
                             provided to the underlying Vanguard funds in which
                             it invests.
--------------------------------------------------------------------------------
Dividends and Capital Gains  Dividends are distributed quarterly in March, June,
                             September, and December; capital gains, if any, are
                             distributed annually in December.
--------------------------------------------------------------------------------
Suitable for IRAs            Yes
--------------------------------------------------------------------------------
Inception Date               September 30, 1994
--------------------------------------------------------------------------------
Minimum Initial Investment   $3,000
--------------------------------------------------------------------------------
Newspaper Abbreviation       LifeInc
--------------------------------------------------------------------------------
Vanguard Fund Number         723
--------------------------------------------------------------------------------
Cusip Number                 921909206
--------------------------------------------------------------------------------
Ticker Symbol                VASIX
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD LIFESTRATEGY
CONSERVATIVE GROWTH FUND


Investment Objective
The Fund seeks to provide current income and low to moderate capital appreciation.


Primary Investment Strategies
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 40% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 40% to common stocks. The percentages of the Fund's assets allocated to each of the underlying funds are:

- Vanguard Total Bond Market Index Fund 30%

- Vanguard Asset Allocation Fund 25%

- Vanguard Short-Term Investment-Grade Fund 20%

- Vanguard Total Stock Market Index Fund 20%

- Vanguard Total International Stock Index Fund 5%

The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.


Primary Risks
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests more than half of its assets in fixed income securities, the Fund's overall level of risk should be low to moderate.


- With a target allocation of approximately 60% of its assets in bonds and short-term fixed income investments, the Fund is subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

- With a target allocation of approximately 40% of its assets in stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- The Fund is also subject to manager risk, which is the chance that poor security selection will cause one or more of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform relevant benchmarks or other funds with a similar investment objective.

For additional information on investment risks, see More on the Funds.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite bond/stock index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns
------------------------------------------------------------
[BAR CHART: SCALE -30% TO 45%]

                             1997      16.81
                             1998      15.88
                             1999       7.86
                             2000       3.12
                             2001      -0.08
                             2002      -5.37
                             2003      16.57
                             2004       8.02
                             2005       4.45
                             2006      10.62
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 9.02% (quarter ended June 30, 2003), and the lowest return for a quarter was -6.74% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2006

                                                                     1 Year          5 Years        10 Years
-------------------------------------------------------------------------------------------------------------
Vanguard LifeStrategy Conservative Growth Fund
-------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                   10.62%            6.61%           7.55%
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                    9.55             5.56            5.98
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares            7.04             5.08            5.60
-------------------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                                   4.33%            5.06%           6.24%
-------------------------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index                               15.87             7.65            8.67
-------------------------------------------------------------------------------------------------------------
MSCI US Broad Market Index                                            15.72               --              --
-------------------------------------------------------------------------------------------------------------
Conservative Growth Composite Index/1/                                 9.37             6.13            6.99
-------------------------------------------------------------------------------------------------------------
1 Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S.
  stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the MSCI US Broad Market
  Index thereafter; for international stocks, the Morgan Stanley Capital International Europe, Australasia,
  Far East (MSCI EAFE(R)) Index; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term fixed income investments, the Citigroup 3-Month U.S. Treasury Bill Index through August 31, 2003, and the
  Lehman Brothers 1-3 Year Credit Index thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses represent a weighted average of the expense ratios of, and the fees charged by, the underlying funds in which the Fund invests, during the Fund's fiscal year ended October 31, 2006.


Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                          None
--------------------------------------------------------------------------------
Purchase Fee                                                      None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends               None
--------------------------------------------------------------------------------
Redemption Fee                                                    None
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                               None
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                            None
--------------------------------------------------------------------------------
Other Expenses                                                    None
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                   0.26%/1/
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              0.26%/2/
--------------------------------------------------------------------------------
1 Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds. See The Funds and Vanguard.
2 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year          3 Years       5 Years       10 Years
--------------------------------------------------------
$27             $84           $146          $331
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of October 31, 2006
--------------------------------------------------------------------------------
Net Assets                   $5.3 billion
--------------------------------------------------------------------------------
Investment Advisor           The Fund does not employ an investment advisor, but
                             benefits from the investment advisory services
                             provided to the underlying Vanguard funds in which
                             it invests.
--------------------------------------------------------------------------------
Dividends and Capital Gains  Dividends are distributed quarterly in March, June,
                             September, and December; capital gains, if any, are
                             distributed annually in December.
--------------------------------------------------------------------------------
Suitable for IRAs            Yes
--------------------------------------------------------------------------------
Inception Date               September 30, 1994
--------------------------------------------------------------------------------
Minimum Initial Investment   $3,000
--------------------------------------------------------------------------------
Newspaper Abbreviation       LifeCon
--------------------------------------------------------------------------------
Vanguard Fund Number         724
--------------------------------------------------------------------------------
Cusip Number                 921909305
--------------------------------------------------------------------------------
Ticker Symbol                VSCGX
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD LIFESTRATEGY
MODERATE GROWTH FUND


Investment Objective
The Fund seeks to provide capital appreciation and a low to moderate level of current income.


Primary Investment Strategies
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to common stocks and 40% to bonds. The percentages of the Fund's assets allocated to each of the underlying funds are:

- Vanguard Total Stock Market Index Fund 35%

- Vanguard Total Bond Market Index Fund 30%

- Vanguard Asset Allocation Fund 25%

- Vanguard Total International Stock Index Fund 10%

The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.


Primary Risks
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests a significant portion of its assets in bonds, the Fund's overall level of risk should be moderate.

- With a target allocation of approximately 60% of its assets in stocks, the Fund is primarily subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; and country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

- With a target allocation of approximately 40% of its assets in bonds, the Fund is subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.


- The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund's actively managed underlying fund--and, thus, the Fund itself--to underperform relevant benchmarks or other funds with a similar investment objective.

For additional information on investment risks, see More on the Funds.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite stock/bond index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns
------------------------------------------------------------
[BAR CHART: SCALE -30% TO 45%]

                             1997      19.77
                             1998      19.03
                             1999      12.01
                             2000      -0.88
                             2001      -4.48
                             2002     -10.32
                             2003      22.40
                             2004      10.57
                             2005       5.69
                             2006      13.31
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 13.08% (quarter ended December 31, 1998), and the lowest return for a quarter was -10.77% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2006

                                                                     1 Year          5 Years        10 Years
-------------------------------------------------------------------------------------------------------------
Vanguard LifeStrategy Moderate Growth Fund
-------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                   13.31%            7.76%           8.19%
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions                                   12.48             6.96            6.96
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Share             8.86             6.26            6.43
-------------------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                                   4.33%            5.06%           6.24%
-------------------------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index                               15.87             7.65            8.67
-------------------------------------------------------------------------------------------------------------
MSCI US Broad Market Index                                            15.72               --              --
-------------------------------------------------------------------------------------------------------------
Moderate Growth Composite Index/1/                                    12.09             7.54            7.95
-------------------------------------------------------------------------------------------------------------
1 Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S.
  stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the MSCI US Broad Market
  Index thereafter; for international stocks, the Morgan Stanley Capital International Europe, Australasia,
  Far East Index; and for bonds, the Lehman Brothers Aggregate Bond Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses represent a weighted average of the expense ratios of, and the fees charged by, the underlying funds in which the Fund invests, during the Fund's fiscal year ended October 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                          None
--------------------------------------------------------------------------------
Purchase Fee                                                      None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends               None
--------------------------------------------------------------------------------
Redemption Fee                                                    None
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                               None
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                            None
--------------------------------------------------------------------------------
Other Expenses                                                    None
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                   0.26%/1/
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              0.26%/2/
--------------------------------------------------------------------------------
1 Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds. See The Funds and Vanguard.
2 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.


The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year         3 Years        5 Years       10 Years
--------------------------------------------------------
$27            $84            $146          $331
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of October 31, 2006
--------------------------------------------------------------------------------
Net Assets                   $9.5 billion
--------------------------------------------------------------------------------
Investment Advisor           The Fund does not employ an investment advisor, but
                             benefits from the investment advisory services
                             provided to the underlying Vanguard funds in which
                             it invests.
--------------------------------------------------------------------------------
Dividends and Capital Gains  Dividends are distributed semiannually in June and
                             December; capital gains, if any, are distributed
                             annually in December.
--------------------------------------------------------------------------------
Suitable for IRAs            Yes
--------------------------------------------------------------------------------
Inception Date               September 30, 1994
--------------------------------------------------------------------------------
Minimum Initial Investment   $3,000
--------------------------------------------------------------------------------
Newspaper Abbreviation       LifeMod
--------------------------------------------------------------------------------
Vanguard Fund Number         914
--------------------------------------------------------------------------------
Cusip Number                 921909404
--------------------------------------------------------------------------------
Ticker Symbol                VSMGX
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD LIFESTRATEGY GROWTH FUND


Investment Objective
The Fund seeks to provide capital appreciation and some current income.


Primary Investment Strategies
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 80% of the Fund's assets to common stocks and 20% to bonds. The percentages of the Fund's assets allocated to each of the underlying funds are:

- Vanguard Total Stock Market Index Fund 50%

- Vanguard Asset Allocation Fund 25%

- Vanguard Total International Stock Index Fund 15%

- Vanguard Total Bond Market Index Fund 10%

The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.


Primary Risks
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because stocks usually are more volatile than bonds, and because the Fund invests most of its assets in stocks, the Fund's overall level of risk should be moderate to high.

- With a target allocation of approximately 80% of its assets in stocks, the Fund is primarily subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; and country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

- With a target allocation of approximately 20% of its assets in bonds, the Fund is subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.


- The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund's actively managed underlying fund--and, thus, the Fund itself--to underperform relevant benchmarks or other funds with a similar investment objective.

For additional information on investment risks, see More on the Funds.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index and a composite stock/bond index. Keep in mind that the Fund's past performance (before and after taxes) does not indicate how the Fund will perform in the future.


Annual Total Returns
------------------------------------------------------------
[BAR CHART: SCALE -30% TO 45%]

                             1997      22.26
                             1998      21.40
                             1999      17.32
                             2000      -5.44
                             2001      -8.86
                             2002     -15.84
                             2003      28.52
                             2004      12.58
                             2005       6.88
                             2006      16.13
------------------------------------------------------------


During the periods shown in the bar chart, the highest return for a calendar quarter was 17.31% (quarter ended December 31, 1998), and the lowest return for a quarter was -14.91% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2006

                                                                     1 Year          5 Years        10 Years
-------------------------------------------------------------------------------------------------------------
Vanguard LifeStrategy Growth Fund
-------------------------------------------------------------------------------------------------------------
Return Before Taxes                                                   16.13%            8.61%           8.54%
-------------------------------------------------------------------------------------------------------------
Return After Taxes on  Distributions                                  15.59             8.08            7.63
-------------------------------------------------------------------------------------------------------------
Return After Taxes on Distributions and Sale of Fund Shares           10.78             7.20            6.98
-------------------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees, expenses, or taxes)
-------------------------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index                               15.87%            7.65%           8.67%
-------------------------------------------------------------------------------------------------------------
MSCI US Broad Market Index                                            15.72               --              --
-------------------------------------------------------------------------------------------------------------
Growth Composite Index/1/                                             14.92             8.34            8.29
-------------------------------------------------------------------------------------------------------------
1 Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S.
  stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the MSCI US Broad Market
  Index thereafter; for international stocks, the Morgan Stanley Capital International Europe, Australasia,
  Far East Index; and for bonds, the Lehman Brothers Aggregate Bond Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.


Note on after-tax returns. Actual after-tax returns depend on your tax situation and may differ from those shown in the preceding table. When after-tax returns are calculated, it is assumed that the shareholder was in the highest federal marginal income tax bracket at the time of each distribution of income or capital gains. State and local income taxes are not reflected in the calculations. Please note that after-tax returns are not relevant for a shareholder who holds fund shares in a tax-deferred account, such as an individual retirement account or a 401(k) plan. Also, figures captioned Return After Taxes on Distributions and Sale of Fund Shares will be higher than other figures for the same period if a capital loss occurs upon redemption and results in an assumed tax deduction for the shareholder.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses represent a weighted average of the expense ratios of, and the fees charged by, the underlying funds in which the Fund invests, during the Fund's fiscal year ended October 31, 2006.


Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                          None
--------------------------------------------------------------------------------
Purchase Fee                                                      None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends               None
--------------------------------------------------------------------------------
Redemption Fee                                                    None
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                               None
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                            None
--------------------------------------------------------------------------------
Other Expenses                                                    None
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                   0.27%/1/
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              0.27%/2/
--------------------------------------------------------------------------------
1 Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds. See The Funds and Vanguard.
2 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year          3 Years       5 Years       10 Years
--------------------------------------------------------
$28             $87           $152          $343
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.



Additional Information
As of October 31, 2006
--------------------------------------------------------------------------------
Net Assets                   $8.4 billion
--------------------------------------------------------------------------------
Investment Advisor           The Fund does not employ an investment advisor, but
                             benefits from the investment advisory services
                             provided to the underlying Vanguard funds in which
                             it invests.
--------------------------------------------------------------------------------
Dividends and Capital Gains  Dividends are distributed semiannually in June and
                             December; capital gains, if any, are distributed
                             annually in December.
--------------------------------------------------------------------------------
Suitable for IRAs            Yes
--------------------------------------------------------------------------------
Inception Date               September 30, 1994
--------------------------------------------------------------------------------
Minimum Initial Investment   $3,000
--------------------------------------------------------------------------------
Newspaper Abbreviation       LifeGro
--------------------------------------------------------------------------------
Vanguard Fund Number         122
--------------------------------------------------------------------------------
Cusip Number                 921909503
--------------------------------------------------------------------------------
Ticker Symbol                VASGX
--------------------------------------------------------------------------------

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. As "funds of funds," the LifeStrategy Funds achieve their investment objectives by investing in other Vanguard mutual funds. Because each LifeStrategy Fund holds only four or five underlying funds, it is classified as nondiversified. However, through its investments in diversified underlying funds, each of the LifeStrategy Funds indirectly owns a diversified portfolio of stocks and bonds.


Asset Allocation Framework
Asset allocation--that is, dividing your investment among stocks, bonds, and short-term investments--is one of the most critical decisions you can make as an investor. The best mix for you will depend on your personal investment objective, time horizon, and risk tolerance. The LifeStrategy Funds offer four preset asset allocation strategies, and so provide shareholders with a simple way to meet typical investment needs at different stages of life.

Each Fund invests in up to five underlying Vanguard funds to pursue a target allocation of stocks, bonds, and short-term investments. Because one of the underlying funds (Vanguard Asset Allocation Fund) periodically shifts its holdings among asset classes, each LifeStrategy Fund's asset mix can fluctuate within a prescribed range. The table that follows illustrates the long-term expected average asset allocation and the potential allocation ranges for each
Fund:

Long-Term Expected Average Asset Allocation
                                                                                        Short-Term
                                                                                       Fixed Income
                                                       Stocks             Bonds        Investments/1/
-------------------------------------------------------------------------------------------------------
LifeStrategy Income Fund                                 20%               60%               20%
LifeStrategy Conservative Growth Fund                    40%               40%               20%
LifeStrategy Moderate Growth Fund                        60%               40%                0%
LifeStrategy Growth Fund                                 80%               20%                0%
-------------------------------------------------------------------------------------------------------


Potential Asset Allocation Range
                                                                                        Short-Term
                                                                                       Fixed Income
                                                       Stocks             Bonds        Investments/1/
-------------------------------------------------------------------------------------------------------
LifeStrategy Income Fund                                5%-30%           50%-75%         20%-45%
LifeStrategy Conservative Growth                       25%-50%           30%-55%         20%-45%
LifeStrategy Moderate Growth Fund                      45%-70%           30%-55%          0%-25%
LifeStrategy Growth Fund                               65%-90%           10%-35%          0%-25%
-------------------------------------------------------------------------------------------------------
1"Short-term fixed income investments" consist of the bonds held by Vanguard Short-Term Investment-
  Grade Fund and any money market instruments held by Vanguard Asset Allocation Fund, two of the underlying Vanguard funds in which the LifeStrategy Funds invest.



Market Exposure
Each LifeStrategy Fund invests in a different combination of four or five Vanguard funds: two equity funds, two bond funds, and an asset allocation fund. Designed as a balanced fund of funds for long-term investors, each Vanguard LifeStrategy Fund is diversified in terms of both asset class and investment style.


LifeStrategy Income Fund: Stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks. Bond holdings are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Short-term fixed income investment holdings consist of high- and, to a lesser degree, medium-quality short- and intermediate-term investment-grade securities.


LifeStrategy Conservative Growth Fund: Stock holdings consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Short-term fixed income investment holdings consist of high- and, to a lesser degree, medium-quality short- and intermediate-term investment-grade securities.

LifeStrategy Moderate Growth Fund: Stock holdings consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.


LifeStrategy Growth Fund: Stock holdings consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.


Stocks
By owning shares of other Vanguard funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in U.S. stocks, with an emphasis on large-cap stocks. To a lesser extent, each of the LifeStrategy Funds (other than the LifeStrategy Income Fund) also invests in foreign stocks.


[FLAG]
Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns
(1926-2006)
                             1 Year      5 Years     10 Years     20 Years
-------------------------------------------------------------------------------
Best                           54.2%        28.6%        19.9%        17.8%
-------------------------------------------------------------------------------
Worst                         -43.1        -12.4         -0.8          3.1
-------------------------------------------------------------------------------
Average                        12.3         10.4         11.1         11.4
-------------------------------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.


Through their investments in one underlying fund (the Asset Allocation Fund), the Funds hold a portfolio allocated among common stocks, bonds, and money market instruments, a portion of which typically consists of a diversified group of stocks intended to parallel the performance of the S&P 500 Index, which is dominated by large-cap stocks. Through another underlying fund (the Total Stock Market Index Fund), each Fund holds a representative sample of the stocks that make up the MSCI US Broad Market Index, which measures the investment return of the overall stock market.


Keep in mind that a portion of the market value of the MSCI US Broad Market Index (approximately 20% as of October 31, 2006) is made up of securities not included in the S&P 500 Index. These securities are overwhelmingly mid- and small-cap stocks. Historically, mid- and small-cap stocks have been more volatile than--and at times have performed quite differently from--large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make medium-size and small companies more sensitive to economic conditions, leading to less certain growth and dividend prospects.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. As of the calendar year ended December 31, 2006, the domestic equity portions of each of the Funds had asset-weighted median market capitalizations exceeding $40 billion. The international equity portions of each of the Funds (other than the LifeStrategy Income Fund) had asset-weighted median market capitalizations exceeding $38 billion.

By owning shares of Vanguard Total International Stock Index Fund, which invests in foreign securities, the LifeStrategy Conservative Growth, Moderate Growth, and Growth Funds are subject to country risk and currency risk. Country risk is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. This could cause investments in that country to lose money. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

--------------------------------------------------------------------------------
 Plain Talk About International Investing

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------


Bonds
By owning shares of other Vanguard mutual funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in government and corporate bonds, as well as in mortgage-backed and asset-backed securities.


[FLAG]
Each Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for short-term bonds, moderate for intermediate-term bonds, and high for long-term bonds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.



How Interest Rate Changes Affect the Value of a $1,000 Bond/1/

                              After a 1%  After a 1%  After a 2%   After a 2%
Type of Bond (Maturity)         Increase    Decrease    Increase     Decrease
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $955       $1,048
------------------------------------------------------------------------------
Intermediate-Term (10 years)         926       1,082         858        1,172
------------------------------------------------------------------------------
Long-Term (20 years)                 884       1,137         786        1,299
------------------------------------------------------------------------------
1 Assuming a 5% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or any Fund in particular.


Changes in interest rates will affect a bond fund's income as well as bond prices.


--------------------------------------------------------------------------------
 Plain Talk About Bonds and Interest Rates

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as
 GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 Plain Talk About Bond Maturities

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

[FLAG]
Each Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.


Call/prepayment risk applies mainly to intermediate- and long-term corporate bonds and mortgage-backed securities. Call/prepayment risk is a concern primarily for the LifeStrategy Income Fund, which invests half of its assets in Vanguard Total Bond Market Index Fund.


[FLAG]
Each Fund is subject to credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return.

The credit quality of the bonds held by the underlying funds is expected to be very high, and thus credit risk for the LifeStrategy Funds should be low.

To a limited extent, the Funds are also indirectly exposed to event risk, which is the chance that corporate fixed income securities held by the underlying funds will suffer a substantial decline in credit quality and market value because of a corporate restructuring.


Short-Term Fixed Income Investments
By owning shares of other Vanguard funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in high- and, to a lesser degree, medium-quality short- and intermediate-term investment-grade fixed income securities.


[FLAG]
Each Fund is subject to income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. A fund holding bonds will experience a decline in income when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally higher for funds holding short-term bonds and lower for funds holding long-term bonds.


Income risk is a concern primarily for the LifeStrategy Income and Conservative Growth Funds, which, through their ownership of Vanguard Short-Term Investment-Grade Fund, indirectly own more short-term bonds. To a lesser extent, through one underlying fund (the Asset Allocation Fund), each LifeStrategy Fund may also invest in money market instruments.

Because the Asset Allocation Fund typically invests only a small portion of its assets in money market instruments, and because each LifeStrategy Fund invests only a small portion of its assets in the Asset Allocation Fund, income risk to the Funds is very low.


Security Selection
Each Fund seeks to achieve its objective by investing in fixed percentages of four or five underlying Vanguard funds. The following table shows the long-term expected average percentages for each Fund.


                                            LifeStrategy Fund
---------------------------------------------------------------------------
                                         Conservative   Moderate
Underlying Vanguard Fund         Income     Growth       Growth     Growth
---------------------------------------------------------------------------
Total Stock Market Index           5%         20%          35%        50%
---------------------------------------------------------------------------
Total International Stock Index   --           5           10         15
---------------------------------------------------------------------------
Total Bond Market Index           50          30           30         10
---------------------------------------------------------------------------
Short-Term Investment-Grade       20          20           --         --
---------------------------------------------------------------------------
Asset Allocation                  25          25           25         25
---------------------------------------------------------------------------
Total                            100%        100%         100%       100%
---------------------------------------------------------------------------



The Vanguard LifeStrategy Funds' board of trustees allocates each Fund's assets among the underlying funds based on the Fund's investment objective and policies. The board may change these allocations from time to time without shareholder approval. The Funds' investments in the underlying funds may be affected by other factors as well. For example, an underlying fund may stop accepting or may limit additional investments, forcing the Funds to invest in a different underlying fund.

The following paragraphs briefly describe the five underlying Vanguard funds in which the Funds invest.

- Vanguard Total Stock Market Index Fund seeks to track the performance of the MSCI US Broad Market Index, which represents 99.5% or more of the total market capitalization of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund typically invests all, or substantially all, of its assets in the 1,200-1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and in a representative sample of the remainder.

- Vanguard Total International Stock Index Fund seeks to track the performance of the Total International Composite Index, which is a combination of the Morgan Stanley Capital International (MSCI) Europe Index, the MSCI Pacific Index, and the Select Emerging Markets Index, by investing in three Vanguard mutual funds that track the various components of the indexes.

- Vanguard Total Bond Market Index Fund seeks to track the performance of the Lehman Brothers Aggregate Bond Index by investing in a representative sample of bonds included in the Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year. The fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.


- Vanguard Short-Term Investment-Grade Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 1 to 4 years.


- Vanguard Asset Allocation Fund distributes its assets among common stocks (typically selected to parallel the performance of the S&P 500 Index, which is dominated by large-cap stocks), bonds (typically long-term U.S. Treasury bonds), and money market instruments. The fund's assets are allocated in proportions consistent with the advisor's evaluation of their expected returns and risks. These proportions are changed from time to time as return expectations shift. The fund may invest up to 100% of its assets in any one of the three asset classes.

The Funds are generally managed without regard to tax ramifications.


[FLAG]
Through their limited investments in actively managed underlying funds, the LifeStrategy Funds are subject to manager risk, which is the chance that poor security selection will cause an underlying fund--and, thus, the LifeStrategy Funds--to underperform relevant benchmarks or other funds with a similar investment objective.


Each underlying fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.



Cash Management

Vanguard may invest each Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures
Each actively managed underlying fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective, which in turn may prevent a LifeStrategy Fund from achieving its investment objective.


--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



Frequent Trading or Market-Timing


Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
Although each Fund normally seeks to invest for the long term, each Fund may sell shares of the underlying funds regardless of how long they have been held. The Financial Highlights section of the prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period.


The Funds and Vanguard

The LifeStrategy Funds have entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Funds at cost. The Funds owe Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Funds also bear the cost of services provided by other parties (such as auditors, legal counsel, and the Funds' custodian), as well as taxes and other direct expenses of the Funds. However, the agreement provides that the Funds' expenses will be offset by a reimbursement from Vanguard for (1) the Funds' contributions to the costs of operating the underlying Vanguard funds in which the LifeStrategy Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds' operation.

The Funds' trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Funds. As a result, each Fund is expected to operate at a very low or zero expense ratio. Since their inception in 1994, the Funds, in fact, have incurred no direct net expenses.


Although the LifeStrategy Funds are not expected to incur any net expenses directly, the Funds' shareholders indirectly bear the expenses of the underlying Vanguard funds. The expense ratios for the Investor Shares of each of the underlying funds during the LifeStrategy Funds' 2006 fiscal year were:

- Total Stock Market Index Fund 0.19%

- Total International Stock Index Fund 0.32%

- Total Bond Market Index Fund 0.20%

- Short-Term Investment-Grade Fund 0.21%

- Asset Allocation Fund 0.41%


--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------



Investment Advisors

The LifeStrategy Funds do not employ an investment advisor. Rather, the Funds' board of trustees decides how to allocate each Fund's assets among the underlying funds. The following chart lists the investment advisor employed by each underlying fund. The portfolio managers of each underlying fund are listed in the respective underlying fund's prospectus.

Underlying Fund                                   Investment Advisor
----------------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund            The Vanguard Group, Inc.
----------------------------------------------------------------------------------------
Vanguard Total International Stock Index Fund     The Vanguard Group, Inc./1/
----------------------------------------------------------------------------------------
Vanguard Total Bond Market Index Fund             The Vanguard Group, Inc.
----------------------------------------------------------------------------------------
Vanguard Short-Term Investment-Grade Fund         The Vanguard Group, Inc.
----------------------------------------------------------------------------------------
Vanguard Asset Allocation Fund                    Mellon Capital Management Corporation
----------------------------------------------------------------------------------------
1 Vanguard Total International Stock Index Fund does not have its own investment advisor, but rather benefits from the advisory services provided by The Vanguard Group to the three underlying funds in which the Total International Stock Index Fund invests: Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, and
  Vanguard Emerging Markets Stock Index Fund. The Vanguard Group also oversees the Total
  International Stock Index Fund's cash investments, if any.



The following chart briefly describes each investment advisor:


Firm                                              Background
-----------------------------------------------------------------------------------------------
The Vanguard Group, Inc.                          Based in Valley Forge, Pennsylvania
                                                  Began operations in 1975
                                                  Manages approximately $782 billion in assets
-----------------------------------------------------------------------------------------------
Mellon Capital Management Corporation             Based in San Francisco, California
                                                  Founded in 1983
                                                  Manages approximately $159 billion in assets
-----------------------------------------------------------------------------------------------



Dividends, Capital Gains, and Taxes


Fund Distributions

Each Fund distributes to shareholders virtually all of its net income as well as any net capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends for the LifeStrategy Income and LifeStrategy Conservative Growth Funds generally are distributed quarterly in March, June, September, and December; income dividends for the LifeStrategy Moderate Growth and LifeStrategy Growth Funds generally are distributed semiannually in June and December. Capital gains distributions generally occur annually in December. You can receive distributions of income or capital gains in cash, or you can have them automatically reinvested in more shares of the Fund.

--------------------------------------------------------------------------------
 Plain Talk About "Buying a Dividend"

 Unless you are investing through a tax-deferred retirement account (such as an IRA), you should consider avoiding a purchase of fund shares shortly before the fund makes a distribution, because doing so can cost you money in taxes. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price will drop to $19 (not counting market change). You still have only $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you owe tax on the $250 distribution you received--even if you reinvest it in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.
--------------------------------------------------------------------------------



Basic Tax Points

Vanguard will send you a statement each year showing the tax status of all your distributions. In addition, investors in taxable accounts should be aware of the following basic tax points:

- Distributions are taxable to you for federal income tax purposes, whether or not you reinvest these amounts in additional Fund shares.

- Distributions declared in December--if paid to you by the end of January--are taxable for federal income tax purposes as if received in December.

- Any dividend and short-term capital gains distributions that you receive are taxable to you as ordinary income for federal income tax purposes. If you are an individual and meet certain holding-period requirements with respect to your Fund shares, you may be eligible for reduced federal tax rates on "qualified dividend income," if any, distributed by the Fund.

- Any distributions of net long-term capital gains are taxable to you as long-term capital gains for federal income tax purposes, no matter how long you've owned shares in the Fund.

- Capital gains distributions may vary considerably from year to year as a result of the Funds' normal investment activities and cash flows.

- A sale or exchange of Fund shares is a taxable event. This means that you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

- Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of Fund shares, may be subject to state and local income taxes.

General Information

Backup withholding. By law, Vanguard must withhold 28% of any taxable distributions or redemptions from your account if you do not:

- Provide us with your correct taxpayer identification number;

- Certify that the taxpayer identification number is correct; and

- Confirm that you are not subject to backup withholding.

Similarly, Vanguard must withhold taxes from your account if the IRS instructs us to do so.


Foreign investors. Vanguard funds generally are not sold outside the United States, except to certain qualified investors. If you reside outside the United States, please consult our website at www.vanguard.com and review "Non-U.S. investors." Foreign investors should be aware that U.S. withholding and estate taxes may apply to any investments in Vanguard funds.


Invalid addresses. If a dividend or capital gains distribution check mailed to your address of record is returned as undeliverable, Vanguard will automatically reinvest all future distributions until you provide us with a valid mailing address.


Tax consequences. This prospectus provides general tax information only. If you are investing through a tax-deferred retirement account, such as an IRA, special tax rules apply. Please consult your tax advisor for detailed information about a fund's tax consequences for you.


Share Price

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.


Each Fund's NAV is calculated based upon the NAVs of the underlying mutual funds in which the Fund invests (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares). The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.


Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the LifeStrategy Income Fund as an example. The Fund began fiscal year 2006 with a net asset value (price) of $13.38 per share. During the year, the Fund earned $0.53 per share from investment income (interest and dividends) and $0.58 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.52 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $13.97, reflecting earnings of $1.11 per share and distributions of $0.52 per share. This was an increase of $0.59 per share (from $13.38 at the beginning of the year to $13.97 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 8.49% for the year.

 As of October 31, 2006, the Fund had approximately $1.7 billion in net assets. For the year, its net investment income amounted to 3.85% of its average net assets. The Fund sold and replaced securities valued at 14% of its net assets.
--------------------------------------------------------------------------------

LifeStrategy Income Fund
                                                                                                  Year Ended October 31,
                                                             -----------------------------------------------------------
                                                               2006         2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $13.38       $13.39       $13.03       $12.28       $12.97
------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           .53          .47          .43          .44          .57
------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received                              --           --          .01           --           --
------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                  .58         (.02)         .35          .76         (.67)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.11          .45          .79         1.20         (.10)
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (.52)        (.46)        (.43)        (.45)        (.59)
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.52)        (.46)        (.43)        (.45)        (.59)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $13.97       $13.38       $13.39       $13.03       $12.28
========================================================================================================================
Total Return                                                  8.49%        3.39%        6.15%        9.95%       -0.79%
========================================================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $1,666       $1,752       $1,611       $1,305       $1,001
------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                 0%/1/           0%           0%           0%           0%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                    3.85%        3.47%        3.31%        3.53%        4.64%
------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                   14%           6%           4%           4%          10%
========================================================================================================================
1 The acquired fund fees and expenses were 0.25%.

LifeStrategy Conservative Growth Fund
                                                                                                  Year Ended October 31,
                                                             -----------------------------------------------------------
                                                               2006         2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $15.24       $14.83       $14.17       $12.81       $13.88
------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           .50          .44          .40          .39          .51
------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received                              --           --          .01/1/        --           --
------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                 1.18          .41          .64/1/      1.37        (1.06)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.68          .85         1.05         1.76         (.55)
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (.49)        (.44)        (.39)        (.40)        (.52)
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.49)        (.44)        (.39)        (.40)        (.52)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $16.43       $15.24       $14.83       $14.17       $12.81
========================================================================================================================
Total Return                                                 11.23%        5.77%        7.49%       13.99%       -4.11%
========================================================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $5,326       $4,079       $3,463       $2,795       $2,133
------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                 0%/2/           0%           0%           0%           0%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                    3.21%        2.95%        2.74%        2.92%        3.79%
------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                    4%           7%           5%           5%          12%
========================================================================================================================
1 Reflects a $.03 revision to the previously reported amounts of Capital Gain Distributions Received ($.02) and
  Net Realized and Unrealized Gain (Loss) on Investments ($.67). This reclassification has no effect on Net Asset Value or Total Return.
2 The acquired fund fees and expenses were 0.26%.

LifeStrategy Moderate Growth Fund
                                                                                                  Year Ended October 31,
                                                             -----------------------------------------------------------
                                                               2006         2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $18.09       $17.17       $16.06       $13.96       $15.52
------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           .51          .47          .39         .345          .45
------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received                              --           --          .03           --          .01
------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                 1.99          .89         1.07        2.130        (1.55)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               2.50         1.36         1.49        2.475        (1.09)
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (.50)        (.44)        (.38)       (.375)        (.47)
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.50)        (.44)        (.38)       (.375)        (.47)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $20.09       $18.09       $17.17       $16.06       $13.96
========================================================================================================================
Total Return                                                 14.09%        7.97%        9.37%       18.06%       -7.30%
========================================================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $9,463       $7,778       $6,596       $5,246       $3,897
------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                 0%/1/           0%           0%           0%           0%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                    2.70%        2.61%        2.36%        2.39%        2.98%
------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                    8%           8%           6%           5%          15%
========================================================================================================================
1 The acquired fund fees and expenses were 0.26%.

LifeStrategy Growth Fund
                                                                                                  Year Ended October 31,
                                                             -----------------------------------------------------------
                                                               2006         2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $20.37       $18.84       $17.32       $14.45       $16.56
------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           .45          .42          .32          .28          .34
------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received                              --           --          .16           --           --
------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                 2.95         1.51         1.36         2.87        (2.10)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               3.40         1.93         1.84         3.15        (1.76)
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (.45)        (.40)        (.32)        (.28)        (.35)
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.45)        (.40)        (.32)        (.28)        (.35)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $23.32       $20.37       $18.84       $17.32       $14.45
========================================================================================================================
Total Return                                                 16.94%       10.30%       10.70%       22.12%      -10.91%
========================================================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $8,422       $6,605       $5,535       $4,422       $3,209
------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                 0%/1/           0%           0%           0%           0%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                    2.07%        2.09%        1.79%        1.79%        2.12%
------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                    3%           4%           5%           2%           7%
========================================================================================================================
1 The acquired fund fees and expenses were 0.27%.

INVESTING WITH VANGUARD


This section of the prospectus explains the basics of doing business with Vanguard. Be sure to carefully read each topic that pertains to your relationship with Vanguard. Vanguard reserves the right to change the following policies, without prior notice to shareholders.


Purchasing Shares



Account Minimums for Investor Shares

To open and maintain an account. $3,000.


To add to an existing account. $50 by Automatic Investment Plan; $100 by check, exchange, wire, or electronic bank transfer (other than Automatic Investment
Plan).

Vanguard reserves the right, without prior notice, to increase or decrease the minimum amount required to open or maintain a fund account, or to add to an existing fund account.


Investment minimums may differ for certain categories of investors.


How to Purchase Shares
Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may open certain types of accounts, request an electronic bank transfer, and make an exchange (the purchase of shares in an open fund with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a purchase of shares by wire, by electronic bank transfer, or by an exchange. You may also begin the account registration process or request that the forms be sent to you. See Contacting Vanguard.

By mail. You may send your check and account registration form to open a new fund account at Vanguard. To add to an existing fund account, you may send your check with an Invest-by-Mail form (from your account statement) or with a deposit slip (available online). You may also send a written request to Vanguard to add to a fund account or to make an exchange. The request must be in good order. See How to Make a Purchase Request: By check. For a list of Vanguard addresses, see Contacting Vanguard.


How to Make a Purchase Request

By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then purchase shares by electronic bank transfer on a regular schedule (Automatic Investment
Plan) or
whenever you wish. Your transaction can be initiated online, by telephone, or by mail if your request is in good order.

By wire. Because wiring instructions vary for different types of purchases, please call Vanguard for instructions and policies on purchasing shares by wire. See Contacting Vanguard.

By check. You may send a check to make initial or additional purchases to your fund account. Also see How to Purchase Shares: By mail. Make your check payable to: Vanguard--"Fund # . " For a list of Fund numbers (for Funds in this prospectus), see Contacting Vanguard.


Trade Dates
You buy shares at a fund's next-determined NAV after Vanguard receives your purchase request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are purchased at that day's NAV. This is known as your trade date.

For check and wire purchases into all funds other than money market funds, and for exchanges into all funds: A purchase request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a purchase request received after that time will have a trade date of the first business day following the date of receipt.

For check purchases of money market funds only: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally
4 p.m., Eastern time) will have a trade date of the first business day following the date of receipt. For a request received after that time, the trade date will be the second business day following the date of receipt. Because money market instruments must be purchased with federal funds and it takes a money market mutual fund one business day to convert check proceeds into federal funds, the trade date will always be one business day later than for other funds.

For an electronic bank transfer by Automatic Investment Plan: Your trade date will be one business day before the date you designated for withdrawal from your bank account.

For an electronic bank transfer (other than an Automatic Investment Plan purchase): A purchase request received by Vanguard on a business day before 10 p.m., Eastern time, will have a trade date of the following business day.

For further information about purchase transactions, consult our website at www.vanguard.com or see Contacting Vanguard.

Good order. The required information on your purchase request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Other Purchase Rules You Should Know


Check purchases. All purchase checks must be written in U.S. dollars and drawn on a U.S. bank. Vanguard does not accept cash, traveler's checks, or money orders. In addition, to protect the funds from fraud, Vanguard may refuse "starter checks" and checks that are not made payable to Vanguard.


New accounts. We are required by law to obtain from you certain personal information that we will use to verify your identity. If you do not provide the information, we may not be able to open your account. If we are unable to verify your identity, Vanguard reserves the right, without prior notice, to close your account or take such other steps as we deem reasonable.

Purchase requests. Vanguard reserves the right to stop selling shares or to reject any purchase request at any time and without prior notice, including, but not limited to, purchases requested by exchange from another Vanguard fund. This also includes the right to reject any purchase request because of a history of frequent trading by the investor or because the purchase may negatively affect a fund's operation or performance.


Large purchases. Please call Vanguard before attempting to invest a large dollar amount.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written, wire, check, or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.



Redeeming Shares


How to Redeem Shares

Be sure to check Exchanging Shares, Frequent-Trading Limits, and Other Rules You Should Know before initiating your request.

Online transactions. You may redeem shares, request an electronic bank transfer, and make an exchange (the purchase of shares with the proceeds of a redemption from another fund) through our website at www.vanguard.com.

By telephone. You may call Vanguard to request a redemption of shares by wire, by electronic bank transfer, by check, or by an exchange. See Contacting Vanguard.

By mail. You may send a written request to Vanguard to redeem from a fund account or to make an exchange. The request must be in good order. See Contacting Vanguard.



How to Receive Redemption Proceeds


By electronic bank transfer. To establish the electronic bank transfer option, you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. You can then redeem shares by electronic bank transfer on a regular schedule (Automatic Withdrawal Plan--$50 minimum) or whenever you wish ($100 minimum). Your transaction can be initiated online, by telephone, or by mail if your request is in good order.

By wire. When redeeming from a money market fund or a bond fund, you may instruct Vanguard to wire your redemption proceeds ($1,000 minimum) to a previously designated bank account. Wire redemptions generally are not available for Vanguard's balanced or stock funds. The wire redemption option is not automatic; you must designate a bank account online, complete a special form, or fill out the appropriate section of your account registration form. Vanguard charges a $5 fee for wire redemptions under $5,000.

By check. Vanguard will normally mail you a redemption check within two business days of your trade date.


Trade Dates
You redeem shares at a fund's next-determined NAV after Vanguard receives your redemption request in good order, including any special required documentation. For example, if your request is received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time), your shares are redeemed at that day's NAV. This is known as your trade date.

For check redemptions and exchanges from all funds: A request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a request received after that time will have a trade date of the first business day following the date of receipt.

For money market fund redemptions by wire: For telephone requests received by Vanguard before 10:45 a.m., Eastern time (2 p.m., Eastern time, for Vanguard Prime Money Market Fund), the redemption proceeds will leave Vanguard by the close of business that same day. For other requests received before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For bond fund redemptions by wire: For requests received by Vanguard before 4 p.m., Eastern time, the redemption proceeds will leave Vanguard by the close of business on the following business day.

For an electronic bank transfer by Automatic Withdrawal Plan: Proceeds of redeemed shares will be credited to your bank account two business days after your trade date. (The trade date is two business days prior to the date you designated for the proceeds to be in your bank account.)

For an electronic bank transfer (other than an Automatic Withdrawal Plan redemption): A redemption request received by Vanguard before the close of regular trading on the New York Stock Exchange (generally 4 p.m., Eastern time) will have a trade date of the same day, and a redemption request received after that time will have a trade date of the first business day following the date of receipt.

For further information about redemption transactions, consult our website at www.vanguard.com or see Contacting Vanguard.


Good order. The required information on your redemption request must be accurate and complete. See Other Rules You Should Know--Good Order. The requirements vary among types of accounts and transactions.


Other Redemption Rules You Should Know

Documentation for certain accounts. Special documentation may be required to redeem from certain types of accounts, such as trust, corporate, nonprofit, or retirement accounts. Please call us before attempting to redeem from these types of accounts.

Potentially disruptive redemptions. Vanguard reserves the right to pay all or part of a redemption in kind--that is, in the form of securities--if we reasonably believe that a cash redemption would negatively affect the fund's operation or performance or that the shareholder may be engaged in frequent trading. Under these circumstances, Vanguard also reserves the right to delay payment of the redemption proceeds for up to seven calendar days. By calling us before you attempt to redeem a large dollar amount, you may avoid in-kind or delayed payment of your redemption. Please see Frequent-Trading Limits for information about Vanguard's policies to limit frequent trading.

Recently purchased shares. Although you can redeem shares at any time, proceeds may not be made available to you until the fund collects payment for your purchase. This may take up to ten calendar days for shares purchased by check or by electronic bank transfer. If you have written a check on a fund with checkwriting privileges, that check may be rejected if your fund account does not have a sufficient available balance.

Share certificates. If share certificates have been issued for your fund account, those shares cannot be redeemed until you return the certificates (unsigned) to Vanguard by registered mail. For the correct address, see Contacting Vanguard.


Address change. If you change your address online or by telephone, there may be a 15-day hold on online and telephone redemptions. Address-change confirmations are sent to both the old and new addresses.

Payment to a different person or address. At your request, we can make your redemption check payable to a different person or send it to a different address. However, this requires the written consent of all registered account owners and may require a signature guarantee. You can obtain a signature guarantee from most commercial and savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee.


No cancellations. Place your transaction requests carefully. Vanguard will not cancel any transaction request received by telephone or through Vanguard.com once it has been confirmed. In the case of written or automatic transaction requests, Vanguard will not cancel any transaction once it has been processed.


Emergency circumstances. Vanguard funds can postpone payment of redemption proceeds for up to seven calendar days. In addition, Vanguard funds can suspend redemptions and/or postpone payments of redemption proceeds beyond seven calendar days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the SEC.


Exchanging Shares


An exchange occurs when the assets redeemed from one Vanguard fund are used to purchase shares in an open Vanguard fund. You can make exchange requests online (through your account registered with Vanguard.com), by telephone, or by mail.

Please note that Vanguard reserves the right, without prior notice, to revise or terminate the exchange privilege, limit the amount of any exchange, or reject an exchange, at any time, for any reason.



Frequent-Trading Limits


Because excessive transactions can disrupt management of a fund and increase the fund's costs for all shareholders, Vanguard places certain limits on frequent trading in the Vanguard funds. Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) limits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.

For Vanguard fund accounts (including participants in employer-sponsored defined contribution plans that are serviced by Vanguard Small Business Services), the policy does not apply to the following:


- Purchases of shares with reinvested dividend or capital gains distributions.

- Transactions through Vanguard's Automatic Investment Plan, Automatic Exchange Service, Direct Deposit Service, Automatic Withdrawal Plan, Required Minimum Distribution Service, and Vanguard Small Business Online(R).

- Redemptions of shares to pay fund or account fees.

- Transaction requests submitted by mail to Vanguard from shareholders who hold their accounts directly with Vanguard. (Transactions submitted by fax or wire are not mail transactions and are subject to the policy.)

- Transfers and re-registrations of shares within the same fund.

- Purchases of shares by asset transfer or direct rollover.

- Conversions of shares from one share class to another in the same fund.

- Checkwriting redemptions.

- Section 529 college savings plans.


- Certain approved institutional portfolios and asset allocation programs, as well as trades made by Vanguard funds that invest in other Vanguard funds. (Please note that shareholders of Vanguard's funds of funds are subject to the policy.)

For participants in employer-sponsored defined contribution plans that are not serviced by Vanguard Small Business Services, the frequent-trading policy does not apply to:


- Purchases of shares with participant payroll or employer contributions or loan repayments.

- Purchases of shares with reinvested dividend or capital gains distributions.

- Distributions, loans, and in-service withdrawals from a plan.

- Redemptions of shares as part of a plan termination or at the direction of the plan.

- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

- Redemptions of shares to pay fund or account fees.

- Share or asset transfers or rollovers.

- Re-registrations of shares.

- Conversions of shares from one share class to another in the same fund.

Accounts Held by Institutions (Other Than Defined Contribution Plans)
Vanguard will systematically monitor for frequent trading in institutional clients' accounts. If we detect suspicious trading activity, we will investigate and take appropriate action, which may include applying to a client's accounts the 60-day policy previously described, prohibiting a client's purchases of fund shares, and/or eliminating the client's exchange privilege.


Accounts Held by Intermediaries
When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



Other Rules You Should Know


Vanguard.com(R)


Registration. If you are a registered user of Vanguard.com, you can use your personal computer to review your account holdings; to buy, sell, or exchange shares of most Vanguard funds; and to perform most other transactions. You must register for this service online.



Electronic delivery. Vanguard can deliver your account statements, transaction confirmations, and fund financial reports electronically. If you are a registered user of Vanguard.com, you can consent to the electronic delivery of these documents by logging on and changing your mailing preference under "My Profile." You can revoke your electronic consent at any time, and we will begin to send paper copies of these documents within 30 days of receiving your notice.


Telephone Transactions

Automatic. When we set up your account, we'll automatically enable you to do business with us by telephone, unless you instruct us otherwise in writing.

Tele-Account(R). To conduct account transactions through Vanguard's automated telephone service, you must first obtain a Personal Identification Number (PIN). Call Tele-Account at 800-662-6273 to obtain a PIN, and allow seven days after requesting the PIN before using this service.

Proof of a caller's authority. We reserve the right to refuse a telephone request if the caller is unable to provide the requested information or if we reasonably believe that the caller is not an individual authorized to act on the account. Before we allow a caller to act on an account, we may request the following information:

- Authorization to act on the account (as the account owner or by legal documentation or other means).

- Account registration and address.

- Social Security or employer identification number.

- Fund name and account number, if applicable.


- Other information relating to the caller, the account holder, or the account.

Subject to revision. We reserve the right, at any time without prior notice, to revise, suspend, or terminate the ability for any or all shareholders to transact or communicate with Vanguard by telephone.



Good Order

We reserve the right to reject any transaction instructions that are not in "good order." Good order generally means that your instructions include:

- The fund name and account number.

- The amount of the transaction (stated in dollars, shares, or percentage).

Written instructions also must include:

- Signatures of all registered owners.

- Signature guarantees, if required for the type of transaction.*

- Any supporting legal documentation that may be required.

The requirements vary among types of accounts and transactions.

*Call Vanguard for specific signature-guarantee requirements.


Vanguard reserves the right, without prior notice, to revise the requirements for good order.

Future Trade-Date Requests
Vanguard does not accept requests to hold a purchase, redemption, or exchange transaction for a future date. All such requests will receive trade dates as previously described in Buying Shares and Redeeming Shares. Vanguard reserves the right to return future-dated checks.


Accounts With More Than One Owner
If an account has more than one owner or authorized person, Vanguard will accept telephone or online instructions from any one owner or authorized person.


Responsibility for Fraud
Vanguard will not be responsible for any account losses because of fraud if we reasonably believe that the person transacting business on an account is authorized to do so. Please take precautions to protect yourself from fraud. Keep your account information private, and immediately review any account statements that we send to you. It is important that you contact Vanguard immediately about any transactions you believe to be unauthorized.


Uncashed Checks
Please cash your distribution or redemption checks promptly. Vanguard will not pay interest on uncashed checks.


Unusual Circumstances
If you experience difficulty contacting Vanguard online, by telephone, or by Tele-Account, you can send us your transaction request by regular or express mail. See Contacting Vanguard for addresses.


Investing With Vanguard Through Other Firms
You may purchase or sell shares of most Vanguard funds through a financial intermediary, such as a bank, broker, or investment advisor.

Please see Frequent-Trading Limits--Accounts Held by Intermediaries for information about the assessment of redemption fees and monitoring of frequent trading for accounts held by intermediaries.


Custodial Fees
Vanguard charges a custodial fee of $10 a year for each IRA fund account with a balance of less than $5,000. The fee can be waived if you have assets totaling $50,000 or more at Vanguard in any combination of accounts under your taxpayer identification number, including IRAs, employer-sponsored retirement plans, brokerage accounts, annuities, and non-IRA accounts.

Low-Balance Accounts

All Vanguard funds reserve the right, without prior notice, to liquidate any investment-only retirement-plan fund account or any nonretirement fund account whose balance falls below the minimum initial investment. Shares redeemed in accordance with this policy will be subject to applicable redemption fees.


For most nonretirement accounts, Vanguard deducts a $10 fee in June if the fund account balance is below $2,500. This fee can be waived if the total Vanguard account assets under your taxpayer identification number are $50,000 or more.


Right to Change Policies

In addition to the rights expressly stated elsewhere in this prospectus, Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



Fund and Account Updates


Confirmation Statements

We will send (or provide online, whichever you prefer) a confirmation statement confirming your trade date and the amount of your transaction when you buy, sell, or exchange shares. However, we will not send confirmation statements reflecting only checkwriting redemptions or the reinvestment of dividends or capital gains distributions. For any month in which you had a checkwriting redemption, a Checkwriting Activity Statement will be sent to you itemizing the checkwriting redemptions for that month. Promptly review each confirmation statement that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the confirmation statement.

Portfolio Summaries
We will send (or provide online, whichever you prefer) quarterly portfolio summaries to help you keep track of your accounts throughout the year. Each summary shows the market value of your account at the close of the statement period, as well as all distributions, purchases, redemptions, exchanges, and transfers for the current calendar year. Promptly review each summary that we send to you. It is important that you contact Vanguard immediately with any questions you may have about any transaction reflected on the summary.


Tax Statements
For most taxable accounts, we will send annual tax statements to assist you in preparing your income tax returns. These statements, which are generally mailed in January, will report the previous year's dividend and capital gains distributions, proceeds from the sale of shares, and distributions from IRAs and other retirement plans. These statements can be viewed online.


Average-Cost Review Statements
For most taxable accounts, average-cost review statements will accompany annual 1099B tax statements. These statements show the average cost of shares that you redeemed during the previous calendar year, using the average-cost single-category method, which is one of the methods established by the IRS.


Annual and Semiannual Reports
We will send (or provide online, whichever you prefer) financial reports about Vanguard LifeStrategy Funds twice a year, in June and December. These comprehensive reports include overviews of the financial markets and provide the following specific Fund information:

- Performance assessments and comparisons with industry benchmarks.


- Financial statements with listings of Fund holdings.


Vanguard attempts to eliminate the unnecessary expense of duplicate mailings by sending just one report when two or more shareholders have the same last name and address. You may request individual reports by contacting our Client Services Department in writing, by telephone, or by e-mail.

Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.

Contacting Vanguard

Web
----------------------------------------------------------------------------------------------------------
Vanguard.com                               For the most complete source of Vanguard news
24 hours a day, 7 days a week              For fund, account, and service information
                                           For most account transactions
                                           For literature requests
----------------------------------------------------------------------------------------------------------
Phone
----------------------------------------------------------------------------------------------------------
Vanguard Tele-Account(R) 800-662-6273      For automated fund and account information
(ON-BOARD)                                 For exchange transactions (subject to limitations)
                                           Toll-free, 24 hours a day, 7 days a week
----------------------------------------------------------------------------------------------------------
Investor Information 800-662-7447 (SHIP)   For fund and service information
(Text telephone for the hearing impaired   For literature requests
at 800-952-3335)                           Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                           Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------------------------
Client Services 800-662-2739 (CREW)        For account information
(Text telephone for the hearing impaired   For most account transactions
at 800-749-7273)                           Business hours only: Monday-Friday, 8 a.m. to 10 p.m.,
                                           Eastern time; Saturday, 9 a.m. to 4 p.m., Eastern time
----------------------------------------------------------------------------------------------------------
Institutional Division                     For information and services for large institutional investors
888-809-8102                               Business hours only: Monday-Friday, 8:30 a.m. to 9 p.m.,
                                           Eastern time
----------------------------------------------------------------------------------------------------------
Intermediary Sales Support                 For information and services for financial intermediaries
800-997-2798                               including broker-dealers, trust institutions, insurance
                                           companies, and financial advisors
                                           Business hours only: Monday-Friday, 8:30 a.m. to 8 p.m.,
                                           Eastern time
----------------------------------------------------------------------------------------------------------

Vanguard Addresses

Please be sure to use the correct address, depending on your method of delivery. Use of an incorrect address could delay the processing of your transaction.


Regular Mail (Individuals)         The Vanguard Group
                                   P.O. Box 1110
                                   Valley Forge, PA 19482-1110
----------------------------------------------------------------------
Regular Mail (Institutions)        The Vanguard Group
                                   P.O. Box 2900
                                   Valley Forge, PA 19482-2900
----------------------------------------------------------------------
Registered, Express, or Overnight  The Vanguard Group
                                   455 Devon Park Drive
                                   Wayne, PA 19087-1815
----------------------------------------------------------------------




Fund Numbers
Please use the specific fund number when contacting us:

--------------------------------------------------------------
Vanguard LifeStrategy Income Fund               723
--------------------------------------------------------------
Vanguard LifeStrategy Conservative Growth Fund  724
--------------------------------------------------------------
Vanguard LifeStrategy Moderate Growth Fund      914
--------------------------------------------------------------
Vanguard LifeStrategy Growth Fund               122
--------------------------------------------------------------






















Vanguard, Vanguard.com, Connect with Vanguard, Plain Talk, Vanguard Tele-Account, Tele-Account, LifeStrategy, Vanguard ETF, Vanguard Small Business Online, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities the prospectus or Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


Acquired Fund.  Any mutual fund whose shares are owned by another fund.


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Balanced Fund. A mutual fund that seeks to provide some combination of income, capital appreciation, and conservation of capital by investing in stocks and bonds.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses-- such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.


Fund of Funds. A mutual fund that pursues its objective by investing in other mutual funds rather than in individual securities.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

This page intentionally left blank.

                                                  [SHIP LOGO] [VANGUARD(R) LOGO]
                                                  P.O. Box 2600
                                                  Valley Forge, PA 19482-2600


CONNECT WITH VANGUARD(R) > www.vanguard.com



For More Information

If you would like more information about Vanguard LifeStrategy Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.


To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Investor Information Department
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-662-7447 (SHIP)
Text Telephone for the hearing impaired: 800-952-3335


If you are a current Vanguard shareholder and would like information about your account, account transactions, and/or account statements, please call:


Client Services Department
Telephone: 800-662-2739 (CREW)
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-3919



(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.


P088 022007

Vanguard(R) LifeStrategy(R) Funds


>  Prospectus


Investor Shares


February 28, 2007


                                                  [SHIP LOGO] [VANGUARD(R) LOGO]



Vanguard LifeStrategy Income Fund

Vanguard LifeStrategy Conservative Growth Fund

Vanguard LifeStrategy Moderate Growth Fund

Vanguard LifeStrategy Growth Fund



This prospectus contains financial data for the Funds through the fiscal year ended October 31, 2006.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS


------------------------------------------------------------------------------------------------
An Introduction to Vanguard LifeStrategy Funds    1       More on the Funds                  18
------------------------------------------------------------------------------------------------
Vanguard Fund Profiles                            2        The Funds and Vanguard            28
------------------------------------------------------------------------------------------------
 LifeStrategy Income Fund                         2        Investment Advisors               30
------------------------------------------------------------------------------------------------
 LifeStrategy Conservative Growth Fund            6        Taxes                             31
------------------------------------------------------------------------------------------------
 LifeStrategy Moderate Growth Fund               10        Share Price                       31
------------------------------------------------------------------------------------------------
 LifeStrategy Growth Fund                        14       Financial Highlights               32
------------------------------------------------------------------------------------------------
                                                          General Information                37
------------------------------------------------------------------------------------------------
                                                          Glossary of Investment Terms       39
------------------------------------------------------------------------------------------------




Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus is intended for investors who would like to open an income annuity (also referred to as an immediate annuity) account through a contract offered by an insurance company. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.


A Note About Investing in the Funds
Each Fund is a mutual fund used as an investment option for income annuity programs offered by insurance companies and for personal investment accounts. When investing through an insurance company, you cannot purchase shares of a Fund directly, but only through a contract offered by the insurance company.

The Funds' income annuity accounts' performance will differ from the performance of personal investment accounts because of administrative and insurance costs associated with the income annuity programs.

AN INTRODUCTION TO VANGUARD LIFESTRATEGY FUNDS

This prospectus provides information about the Vanguard LifeStrategy Funds, a group of mutual funds that separately invest fixed percentages of assets in up to five other Vanguard stock and bond mutual funds. Because they invest in other funds, rather than in individual securities, each Fund is considered a "fund of funds."

The LifeStrategy Funds offer four distinct choices for different investment styles and life stages. Because an investor's risk tolerance, investment goals, investment time horizon, and financial circumstances are subject to change over time, the LifeStrategy Funds offer alternative strategies for attaining capital growth and income. The allocation to stocks and bonds in each LifeStrategy Fund reflects its greater or lesser emphasis on pursuing current income or growth of capital.

Below you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.


--------------------------------------------------------------------------------
 Plain Talk About "Fund of Funds"

 The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD LIFESTRATEGY INCOME FUND


Investment Objective
The Fund seeks to provide current income and some capital appreciation.


Primary Investment Strategies
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 20% to common stocks. The percentages of the Fund's assets allocated to each of the underlying funds are:

- Vanguard Total Bond Market Index Fund 50%

- Vanguard Asset Allocation Fund 25%

- Vanguard Short-Term Investment-Grade Fund 20%

- Vanguard Total Stock Market Index Fund 5%

The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks.


Primary Risks
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests most of its assets in fixed income securities, the Fund's overall level of risk should be relatively low.


- With a target allocation of approximately 80% of its assets in bonds and short-term fixed income investments, the Fund is subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

- With a target allocation of approximately 20% of its assets in stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- The Fund is also subject to manager risk, which is the chance that poor security selection will cause one or more of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform relevant benchmarks or other funds with a similar investment objective.

For additional information on investment risks, see More on the Funds.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index and a composite bond/stock index. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund's returns, the returns would be lower. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.



Annual Total Returns
------------------------------------------------------------
[BAR CHART: SCALE -30% TO 45%]

                             1997      14.23
                             1998      13.17
                             1999       2.82
                             2000       8.06
                             2001       4.06
                             2002       0.12
                             2003      10.77
                             2004       6.01
                             2005       3.23
                             2006       7.93
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 6.20% (quarter ended June 30, 2003), and the lowest return for a quarter was -2.49% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2006

                                                  1 Year          5 Years        10 Years
------------------------------------------------------------------------------------------
Vanguard LifeStrategy Income Fund                   7.93%            5.55%           6.95%
------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                4.33%            5.06%           6.24%
------------------------------------------------------------------------------------------
Income Composite Index/1/                           6.63             5.20            6.44
------------------------------------------------------------------------------------------
1 Derived by applying the Fund's target allocation to the results of the following benchmarks: for stocks, the Dow Jones Wilshire 5000 Composite Index through April 22,
  2005, and the Morgan Stanley Capital International(R) (MSCI(R)) US Broad Market Index
  thereafter; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term fixed income investments, the Citigroup 3-Month U.S. Treasury Bill Index through
  August 31, 2003, and the Lehman Brothers 1-3 Year Credit Index thereafter.



A Note on Fees
As an investor in the Fund, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Fund appears in the following table. You also would incur fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity program through which Fund shares are offered.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses represent a weighted average of the expense ratios of, and the fees charged by, the underlying funds in which the Fund invests, during the Fund's fiscal year ended October 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                          None
--------------------------------------------------------------------------------
Purchase Fee                                                      None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends               None
--------------------------------------------------------------------------------
Redemption Fee                                                    None
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                               None
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                            None
--------------------------------------------------------------------------------
Other Expenses                                                    None
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                   0.26%/1/
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              0.26%/2/
--------------------------------------------------------------------------------
1 Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds. See The Funds and Vanguard.
2 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.


The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$26           $80           $141          $318
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

FUND PROFILE--VANGUARD LIFESTRATEGY
CONSERVATIVE GROWTH FUND


Investment Objective
The Fund seeks to provide current income and low to moderate capital appreciation.


Primary Investment Strategies
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 40% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 40% to common stocks. The percentages of the Fund's assets allocated to each of the underlying funds are:

- Vanguard Total Bond Market Index Fund 30%

- Vanguard Asset Allocation Fund 25%

- Vanguard Short-Term Investment-Grade Fund 20%

- Vanguard Total Stock Market Index Fund 20%

- Vanguard Total International Stock Index Fund 5%

The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.


Primary Risks
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests more than half of its assets in fixed income securities, the Fund's overall level of risk should be low to moderate.


- With a target allocation of approximately 60% of its assets in bonds and short-term fixed income investments, the Fund is subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

- With a target allocation of approximately 40% of its assets in stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- The Fund is also subject to manager risk, which is the chance that poor security selection will cause one or more of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform relevant benchmarks or other funds with a similar investment objective.

For additional information on investment risks, see More on the Funds.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite bond/stock index. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund's returns, the returns would be lower. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.



Annual Total Returns
------------------------------------------------------------
[BAR CHART: SCALE -30% TO 45%]

                             1997      16.81
                             1998      15.88
                             1999       7.86
                             2000       3.12
                             2001      -0.08
                             2002      -5.37
                             2003      16.57
                             2004       8.02
                             2005       4.45
                             2006      10.62
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 9.02% (quarter ended June 30, 2003), and the lowest return for a quarter was -6.74% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2006

                                                        1 Year          5 Years        10 Years
------------------------------------------------------------------------------------------------
Vanguard LifeStrategy Conservative Growth Fund           10.62%            6.61%           7.55%
------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                      4.33%            5.06%           6.24%
------------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index                  15.87             7.65            8.67
------------------------------------------------------------------------------------------------
MSCI US Broad Market Index                               15.72               --              --
------------------------------------------------------------------------------------------------
Conservative Growth Composite Index/1/                    9.37             6.13            6.99
------------------------------------------------------------------------------------------------
1 Derived by applying the Fund's target allocation to the results of the following  benchmarks:
  for U.S. stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the
  MSCI US Broad Market Index thereafter; for international stocks, the Morgan Stanley Capital
  International Europe, Australasia, Far East (MSCI EAFE) Index; for bonds, the Lehman Brothers
  Aggregate Bond Index; and for short-term fixed income investments, the Citigroup 3-Month U.S.
  Treasury Bill Index through August 31, 2003, and the Lehman Brothers 1-3 Year Credit Index
  thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to U.S.-
  based mutual funds organized as Delaware statutory trusts.



A Note on Fees
As an investor in the Fund, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Fund appears in the following table. You also would incur fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity program through which Fund shares are offered.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses represent a weighted average of the expense ratios of, and the fees charged by, the underlying funds in which the Fund invests, during the Fund's fiscal year ended October 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                          None
--------------------------------------------------------------------------------
Purchase Fee                                                      None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends               None
--------------------------------------------------------------------------------
Redemption Fee                                                    None
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                               None
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                            None
--------------------------------------------------------------------------------
Other Expenses                                                    None
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                   0.26%/1/
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              0.26%/2/
--------------------------------------------------------------------------------
1 Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds. See The Funds and Vanguard.
2 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.


The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$27           $84           $146          $331
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

FUND PROFILE--VANGUARD LIFESTRATEGY
MODERATE GROWTH FUND


Investment Objective
The Fund seeks to provide capital appreciation and a low to moderate level of current income.


Primary Investment Strategies
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to common stocks and 40% to bonds. The percentages of the Fund's assets allocated to each of the underlying funds are:

- Vanguard Total Stock Market Index Fund 35%

- Vanguard Total Bond Market Index Fund 30%

- Vanguard Asset Allocation Fund 25%

- Vanguard Total International Stock Index Fund 10%

The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.


Primary Risks
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests a significant portion of its assets in bonds, the Fund's overall level of risk should be moderate.

- With a target allocation of approximately 60% of its assets in stocks, the Fund is primarily subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; and country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

- With a target allocation of approximately 40% of its assets in bonds, the Fund is subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.


- The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund's actively managed underlying fund--and, thus, the Fund itself--to underperform relevant benchmarks or other funds with a similar investment objective.

For additional information on investment risks, see More on the Funds.


Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite stock/bond index. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund's returns, the returns would be lower. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.


Annual Total Returns
------------------------------------------------------------
[BAR CHART: SCALE -30% TO 45%]

                             1997      19.77
                             1998      19.03
                             1999      12.01
                             2000      -0.88
                             2001      -4.48
                             2002     -10.32
                             2003      22.40
                             2004      10.57
                             2005       5.69
                             2006      13.31
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 13.08% (quarter ended December 31, 1998), and the lowest return for a quarter was -10.77% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2006

                                                        1 Year          5 Years        10 Years
------------------------------------------------------------------------------------------------
Vanguard LifeStrategy Moderate Growth Fund               13.31%            7.76%           8.19%
------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                      4.33%            5.06%           6.24%
------------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index                  15.87             7.65            8.67
------------------------------------------------------------------------------------------------
MSCI US Broad Market Index                               15.72               --              --
------------------------------------------------------------------------------------------------
Moderate Growth Composite Index/1/                       12.09             7.54             7.95
------------------------------------------------------------------------------------------------
1 Derived by applying the Fund's target allocation to the results of the following benchmarks:
  for U.S. stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the
  MSCI US Broad Market Index thereafter; for international stocks, the Morgan Stanley Capital
  International Europe, Australasia, Far East Index; and for bonds, the Lehman Brothers
  Aggregate Bond Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.



A Note on Fees
As an investor in the Fund, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Fund appears in the following table. You also would incur fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity program through which Fund shares are offered.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses represent a weighted average of the expense ratios of, and the fees charged by, the underlying funds in which the Fund invests, during the Fund's fiscal year ended October 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                          None
--------------------------------------------------------------------------------
Purchase Fee                                                      None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends               None
--------------------------------------------------------------------------------
Redemption Fee                                                    None
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                               None
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                            None
--------------------------------------------------------------------------------
Other Expenses                                                    None
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                   0.26%/1/
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              0.26%/2/
--------------------------------------------------------------------------------
1 Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds. See The Funds and Vanguard.
2 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.


The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$27           $84           $146          $331
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

FUND PROFILE--VANGUARD LIFESTRATEGY GROWTH FUND


Investment Objective
The Fund seeks to provide capital appreciation and some current income.


Primary Investment Strategies
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 80% of the Fund's assets to common stocks and 20% to bonds. The percentages of the Fund's assets allocated to each of the underlying funds are:

- Vanguard Total Stock Market Index Fund 50%

- Vanguard Asset Allocation Fund 25%

- Vanguard Total International Stock Index Fund 15%

- Vanguard Total Bond Market Index Fund 10%

The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.


Primary Risks
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because stocks usually are more volatile than bonds, and because the Fund invests most of its assets in stocks, the Fund's overall level of risk should be moderate to high.

- With a target allocation of approximately 80% of its assets in stocks, the Fund is primarily subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; and country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

- With a target allocation of approximately 20% of its assets in bonds, the Fund is subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.


- The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund's actively managed underlying fund--and, thus, the Fund itself--to underperform relevant benchmarks or other funds with a similar investment objective.

For additional information on investment risks, see More on the Funds.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index and a composite stock/bond index. The bar chart and table do not reflect additional fees and expenses that are deducted by the income annuity program through which you invest. If such fees and expenses were included in the calculation of the Fund's returns, the returns would be lower. Keep in mind that the Fund's past returns do not indicate how the Fund will perform in the future.



Annual Total Returns
------------------------------------------------------------
[BAR CHART: SCALE -30% TO 45%]

                             1997      22.26
                             1998      21.40
                             1999      17.32
                             2000      -5.44
                             2001      -8.86
                             2002     -15.84
                             2003      28.52
                             2004      12.58
                             2005       6.88
                             2006      16.13
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 17.31% (quarter ended December 31, 1998), and the lowest return for a quarter was -14.91% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2006

                                                  1 Year          5 Years        10 Years
-------------------------------------------------------------------------------------------
Vanguard LifeStrategy Growth Fund                  16.13%            8.61%           8.54%
-------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
-------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index            15.87%            7.65%           8.67%
-------------------------------------------------------------------------------------------
MSCI US Broad Market Index                         15.72               --              --
-------------------------------------------------------------------------------------------
Growth Composite Index                             14.92             8.34            8.29
-------------------------------------------------------------------------------------------
1 Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Dow Jones Wilshire 5000 Composite Index through
  April 22, 2005, and the MSCI US Broad Market Index thereafter; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East Index; and for
  bonds, the Lehman Brothers Aggregate Bond Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.




A Note on Fees
As an investor in the Fund, you would incur various operating costs, including management, advisory, and distribution expenses. Detailed information about the costs of operating the Fund appears in the following table. You also would incur fees associated with the income annuity program through which you invest. Detailed information about the annuity program fees is presented in the "Fee Table" section of the accompanying prospectus for the annuity program through which Fund shares are offered.


Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses represent a weighted average of the expense ratios of, and the fees charged by, the underlying funds in which the Fund invests, during the Fund's fiscal year ended October 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                          None
--------------------------------------------------------------------------------
Purchase Fee                                                      None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends               None
--------------------------------------------------------------------------------
Redemption Fee                                                    None
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                               None
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                            None
--------------------------------------------------------------------------------
Other Expenses                                                    None
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                   0.26%/1/
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              0.26%/2/
--------------------------------------------------------------------------------
1 Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds. See The Funds and Vanguard.
2 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.


The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$28           $87           $152          $343
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

MORE ON THE FUNDS

This prospectus describes the primary risks you would face as an investor in these Funds. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund investor.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. As "funds of funds," the LifeStrategy Funds achieve their investment objectives by investing in other Vanguard mutual funds. Because each LifeStrategy Fund holds only four or five underlying funds, it is classified as nondiversified. However, through its investments in diversified underlying funds, each of the LifeStrategy Funds indirectly owns a diversified portfolio of stocks and bonds.


Asset Allocation Framework
Asset allocation--that is, dividing your investment among stocks, bonds, and short-term investments--is one of the most critical decisions you can make as an investor. The best mix for you will depend on your personal investment objective, time horizon, and risk tolerance. The LifeStrategy Funds offer four preset asset allocation strategies, and so provide shareholders with a simple way to meet typical investment needs at different stages of life.

Each Fund invests in up to five underlying Vanguard funds to pursue a target allocation of stocks, bonds, and short-term investments. Because one of the underlying funds (Vanguard Asset Allocation Fund) periodically shifts its holdings among asset classes, each LifeStrategy Fund's asset mix can fluctuate within a prescribed range. The table that follows illustrates the long-term expected average asset allocation and the potential allocation ranges for each
Fund:

Long-Term Expected Average Asset Allocation
                                                                                        Short-Term
                                                                                       Fixed Income
                                                       Stocks             Bonds        Investments/1/
-------------------------------------------------------------------------------------------------------
LifeStrategy Income Fund                                 20%               60%               20%
LifeStrategy Conservative Growth Fund                    40%               40%               20%
LifeStrategy Moderate Growth Fund                        60%               40%                0%
LifeStrategy Growth Fund                                 80%               20%                0%
-------------------------------------------------------------------------------------------------------


Potential Asset Allocation Range
                                                                                        Short-Term
                                                                                       Fixed Income
                                                       Stocks             Bonds        Investments/1/
-------------------------------------------------------------------------------------------------------
LifeStrategy Income Fund                                5%-30%           50%-75%         20%-45%
LifeStrategy Conservative Growth                       25%-50%           30%-55%         20%-45%
LifeStrategy Moderate Growth Fund                      45%-70%           30%-55%          0%-25%
LifeStrategy Growth Fund                               65%-90%           10%-35%          0%-25%
-------------------------------------------------------------------------------------------------------
1"Short-term fixed income investments" consist of the bonds held by Vanguard Short-Term Investment-
  Grade Fund and any money market instruments held by Vanguard Asset Allocation Fund, two of the underlying Vanguard funds in which the LifeStrategy Funds invest.



Market Exposure
Each LifeStrategy Fund invests in a different combination of four or five Vanguard funds: two equity funds, two bond funds, and an asset allocation fund. Designed as a balanced fund of funds for long-term investors, each Vanguard LifeStrategy Fund is diversified in terms of both asset class and investment style.


LifeStrategy Income Fund: Stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks. Bond holdings are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Short-term fixed income investment holdings consist of high- and, to a lesser degree, medium-quality short- and intermediate-term investment-grade securities.


LifeStrategy Conservative Growth Fund: Stock holdings consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Short-term fixed income investment holdings consist of high- and, to a lesser degree, medium-quality short- and intermediate-term investment-grade securities.

LifeStrategy Moderate Growth Fund: Stock holdings consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.


LifeStrategy Growth Fund: Stock holdings consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.


Stocks
By owning shares of other Vanguard funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in U.S. stocks, with an emphasis on large-cap stocks. To a lesser extent, each of the LifeStrategy Funds (other than the LifeStrategy Income Fund) also invests in foreign stocks.


[FLAG]
Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.


To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns
(1926-2006)
                             1 Year       5 Years    10 Years     20 Years
-------------------------------------------------------------------------------
Best                           54.2%         28.6%       19.9%        17.8%
-------------------------------------------------------------------------------
Worst                         -43.1         -12.4        -0.8          3.1
-------------------------------------------------------------------------------
Average                        12.3          10.4        11.1         11.4
-------------------------------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.


Through their investments in one underlying fund (the Asset Allocation Fund), the Funds hold a portfolio allocated among common stocks, bonds, and money market instruments, a portion of which typically consists of a diversified group of stocks intended to parallel the performance of the S&P 500 Index, which is dominated by large-cap stocks. Through another underlying fund (the Total Stock Market Index Fund), each Fund holds a representative sample of the stocks that make up the MSCI US Broad Market Index, which measures the investment return of the overall stock market.


Keep in mind that a portion of the market value of the MSCI US Broad Market Index (approximately 20% as of October 31, 2006) is made up of securities not included in the S&P 500 Index. These securities are overwhelmingly mid- and small-cap stocks. Historically, mid- and small-cap stocks have been more volatile than--and at times have performed quite differently from--large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make medium-size and small companies more sensitive to economic conditions, leading to less certain growth and dividend prospects.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. As of the calendar year ended December 31, 2006, the domestic equity portions of each of the Funds had asset-weighted median market capitalizations exceeding $40 billion. The international equity portions of each of the Funds (other than the LifeStrategy Income Fund) had asset-weighted median market capitalizations exceeding $38 billion.


By owning shares of Vanguard Total International Stock Index Fund, which invests in foreign securities, the LifeStrategy Conservative Growth, Moderate Growth, and Growth Funds are subject to country risk and currency risk. Country risk is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. This could cause investments in that country to lose money. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

--------------------------------------------------------------------------------
 Plain Talk About International Investing

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------


Bonds
By owning shares of other Vanguard mutual funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in government and corporate bonds, as well as in mortgage-backed and asset-backed securities.


[FLAG]
Each Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for short-term bonds, moderate for intermediate-term bonds, and high for long-term bonds.


Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.



How Interest Rate Changes Affect the Value of a $1,000 Bond/1/

                              After a 1%  After a 1%  After a 2%   After a 2%
Type of Bond (Maturity)         Increase    Decrease    Increase     Decrease
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $955       $1,048
------------------------------------------------------------------------------
Intermediate-Term (10 years)         926       1,082         858        1,172
------------------------------------------------------------------------------
Long-Term (20 years)                 884       1,137         786        1,299
------------------------------------------------------------------------------
1 Assuming a 5% coupon.


These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or any Fund in particular.

Changes in interest rates will affect a bond fund's income as well as bond prices.


--------------------------------------------------------------------------------
 Plain Talk About Bonds and Interest Rates

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as
 GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 Plain Talk About Bond Maturities

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------



[FLAG]
Each Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

Call/prepayment risk applies mainly to intermediate- and long-term corporate bonds and mortgage-backed securities. Call/prepayment risk is a concern primarily for the LifeStrategy Income Fund, which invests half of its assets in Vanguard Total Bond Market Index Fund.


[FLAG]
Each Fund is subject to credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return.

The credit quality of the bonds held by the underlying funds is expected to be very high, and thus credit risk for the LifeStrategy Funds should be low.

To a limited extent, the Funds are also indirectly exposed to event risk, which is the chance that corporate fixed income securities held by the underlying funds will suffer a substantial decline in credit quality and market value because of a corporate restructuring.


Short-Term Fixed Income Investments
By owning shares of other Vanguard funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in high- and, to a lesser degree, medium-quality short- and intermediate-term investment-grade fixed income securities.


[FLAG]
Each Fund is subject to income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. A fund holding bonds will experience a decline in income when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally higher for funds holding short-term bonds and lower for funds holding long-term bonds.



Income risk is a concern primarily for the LifeStrategy Income and Conservative Growth Funds, which, through their ownership of Vanguard Short-Term Investment-Grade Fund, indirectly own more short-term bonds. To a lesser extent, through one underlying fund (the Asset Allocation Fund), each LifeStrategy Fund may also invest in money market instruments.

Because the Asset Allocation Fund typically invests only a small portion of its assets in money market instruments, and because each LifeStrategy Fund invests only a small portion of its assets in the Asset Allocation Fund, income risk to the Funds is very low.

Security Selection
Each Fund seeks to achieve its objective by investing in fixed percentages of four or five underlying Vanguard funds. The following table shows the long-term expected average percentages for each Fund.


                                            LifeStrategy Fund
---------------------------------------------------------------------------
                                         Conservative   Moderate
Underlying Vanguard Fund         Income     Growth       Growth     Growth
---------------------------------------------------------------------------
Total Stock Market Index           5%         20%          35%        50%
---------------------------------------------------------------------------
Total International Stock Index   --           5           10         15
---------------------------------------------------------------------------
Total Bond Market Index           50          30           30         10
---------------------------------------------------------------------------
Short-Term Investment-Grade       20          20           --         --
---------------------------------------------------------------------------
Asset Allocation                  25          25           25         25
---------------------------------------------------------------------------
Total                            100%        100%         100%       100%
---------------------------------------------------------------------------


The Vanguard LifeStrategy Funds' board of trustees allocates each Fund's assets among the underlying funds based on the Fund's investment objective and policies. The board may change these allocations from time to time without shareholder approval. The Funds' investments in the underlying funds may be affected by other factors as well. For example, an underlying fund may stop accepting or may limit additional investments, forcing the Funds to invest in a different underlying fund.

The following paragraphs briefly describe the five underlying Vanguard funds in which the Funds invest.

- Vanguard Total Stock Market Index Fund seeks to track the performance of the MSCI US Broad Market Index, which represents 99.5% or more of the total market capitalization of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund typically invests all, or substantially all, of its assets in the 1,200-1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and in a representative sample of the remainder.

- Vanguard Total International Stock Index Fund seeks to track the performance of the Total International Composite Index, which is a combination of the Morgan Stanley Capital International (MSCI) Europe Index, the MSCI Pacific Index, and the Select Emerging Markets Index, by investing in three Vanguard mutual funds that track the various components of the indexes.

- Vanguard Total Bond Market Index Fund seeks to track the performance of the Lehman Brothers Aggregate Bond Index by investing in a representative sample of bonds included in the Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States-- including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year. The fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.


- Vanguard Short-Term Investment-Grade Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 1 to 4 years.


- Vanguard Asset Allocation Fund distributes its assets among common stocks (typically selected to parallel the performance of the S&P 500 Index, which is dominated by large-cap stocks), bonds (typically long-term U.S. Treasury bonds), and money market instruments. The fund's assets are allocated in proportions consistent with the advisor's evaluation of their expected returns and risks. These proportions are changed from time to time as return expectations shift. The fund may invest up to 100% of its assets in any one of the three asset classes.


[FLAG]
Through their limited investments in actively managed underlying funds, the LifeStrategy Funds are subject to manager risk, which is the chance that poor security selection will cause an underlying fund--and, thus, the LifeStrategy Funds--to underperform relevant benchmarks or other funds with a similar investment objective.


Each underlying fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.



Cash Management

Vanguard may invest each Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures
Each actively managed underlying fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective, which in turn may prevent a LifeStrategy Fund from achieving its investment objective.


--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a contract owner, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



Frequent Trading or Market-Timing


Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and ETF Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request-- including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits an investor's purchases or exchanges into a fund account for 60 calendar days after the investor has redeemed or exchanged out of that fund account.


- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
Although each Fund normally seeks to invest for the long term, each Fund may sell shares of the underlying funds regardless of how long they have been held. The Financial Highlights section of the prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period.


The Funds and Vanguard

The LifeStrategy Funds have entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Funds at cost. The Funds owe Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Funds also bear the cost of services provided by other parties (such as auditors, legal counsel, and the Funds' custodian), as well as taxes and other direct expenses of the Funds. However, the agreement provides that the Funds' expenses will be offset by a reimbursement from Vanguard for (1) the Funds' contributions to the costs of operating the underlying Vanguard funds in which the LifeStrategy Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds' operation.

The Funds' trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Funds. As a result, each Fund is expected to operate at a very low or zero expense ratio. Since their inception in 1994, the Funds, in fact, have incurred no direct net expenses.


Although the LifeStrategy Funds are not expected to incur any net expenses directly, the Funds' shareholders indirectly bear the expenses of the underlying Vanguard funds. The expense ratios for the Investor Shares of each of the underlying funds during the LifeStrategy Funds' 2006 fiscal year were:

- Total Stock Market Index Fund 0.19%

- Total International Stock Index Fund 0.32%

- Total Bond Market Index Fund 0.20%

- Short-Term Investment-Grade Fund 0.21%

- Asset Allocation Fund 0.41%


--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

Investment Advisors

The LifeStrategy Funds do not employ an investment advisor. Rather, the Funds' board of trustees decides how to allocate each Fund's assets among the underlying funds. The following chart lists the investment advisor employed by each underlying fund. The portfolio managers of each underlying fund are listed in the respective underlying fund's prospectus.


Underlying Fund                                   Investment Advisor
----------------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund            The Vanguard Group, Inc.
----------------------------------------------------------------------------------------
Vanguard Total International Stock Index Fund     The Vanguard Group, Inc./1/
----------------------------------------------------------------------------------------
Vanguard Total Bond Market Index Fund             The Vanguard Group, Inc.
----------------------------------------------------------------------------------------
Vanguard Short-Term Investment-Grade Fund         The Vanguard Group, Inc.
----------------------------------------------------------------------------------------
Vanguard Asset Allocation Fund                    Mellon Capital Management Corporation
----------------------------------------------------------------------------------------
1 Vanguard Total International Stock Index Fund does not have its own  investment advisor, but rather benefits from the advisory services provided by The Vanguard
  Group to the three underlying funds in which the Total International Stock Index
  Fund invests: Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund,
  and Vanguard Emerging Markets Stock Index Fund. The Vanguard Group also oversees the
  Total International Stock Index Fund's cash investments, if any.



The following chart briefly describes each investment advisor:


Firm                                              Background
-----------------------------------------------------------------------------------------------
The Vanguard Group, Inc.                          Based in Valley Forge, Pennsylvania
                                                  Began operations in 1975
                                                  Manages approximately $782 billion in assets
-----------------------------------------------------------------------------------------------
Mellon Capital Management Corporation             Based in San Francisco, California
                                                  Founded in 1983
                                                  Manages approximately $159 billion in assets
-----------------------------------------------------------------------------------------------

Taxes

The tax consequences of your investment in a Fund depend on the provisions of the income annuity program through which you invest. For more information on taxes, please refer to the accompanying prospectus of the insurance company that offers your annuity program.


Share Price

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.


Each Fund's NAV is calculated based upon the NAVs of the underlying mutual funds in which the Fund invests (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares). The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.


Each Fund's NAV is used to determine the annuity's unit value for the income annuity program through which you invest. For more information on unit values, please refer to the accompanying prospectus of the insurance company that offers your annuity program.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.

Yields and total returns presented for each Fund are net of the Fund's operating expenses, but do not take into account charges and expenses attributable to the income annuity program through which you invest. The expenses of the annuity program reduce the returns and yields you ultimately receive, so you should bear those expenses in mind when evaluating the performance of a Fund and when comparing the yields and returns of the Fund with those of other mutual funds.



--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the LifeStrategy Income Fund as an example. The Fund began fiscal year 2006 with a net asset value (price) of $13.38 per share. During the year, the Fund earned $0.53 per share from investment income (interest and dividends) and $0.58 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.52 per share in the form of dividend distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $13.97, reflecting earnings of $1.11 per share and distributions of $0.52 per share. This was an increase of $0.59 per share (from $13.38 at the beginning of the year to $13.97 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 8.49% for the year.

 As of October 31, 2006, the Fund had approximately $1.7 billion in net assets. For the year, its net investment income amounted to 3.85% of its average net assets. The Fund sold and replaced securities valued at 14% of its net assets.
--------------------------------------------------------------------------------

LifeStrategy Income Fund
                                                                                                  Year Ended October 31,
                                                             -----------------------------------------------------------
                                                               2006         2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $13.38       $13.39       $13.03       $12.28       $12.97
------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           .53          .47          .43          .44          .57
------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received                              --           --          .01           --           --
------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                  .58         (.02)         .35          .76         (.67)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.11          .45          .79         1.20         (.10)
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (.52)        (.46)        (.43)        (.45)        (.59)
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.52)        (.46)        (.43)        (.45)        (.59)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $13.97       $13.38       $13.39       $13.03       $12.28
========================================================================================================================
Total Return                                                  8.49%        3.39%        6.15%        9.95%       -0.79%
========================================================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $1,666       $1,752       $1,611       $1,305       $1,001
------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                 0%/1/           0%           0%           0%           0%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                    3.85%        3.47%        3.31%        3.53%        4.64%
------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                   14%           6%           4%           4%          10%
========================================================================================================================
1 The acquired fund fees and expenses were 0.25%.

LifeStrategy Conservative Growth Fund
                                                                                                  Year Ended October 31,
                                                             -----------------------------------------------------------
                                                               2006         2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $15.24       $14.83       $14.17       $12.81       $13.88
------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           .50          .44          .40          .39          .51
------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received                              --           --          .01/1/        --           --
------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                 1.18          .41          .64/1/      1.37        (1.06)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.68          .85         1.05         1.76         (.55)
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (.49)        (.44)        (.39)        (.40)        (.52)
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.49)        (.44)        (.39)        (.40)        (.52)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $16.43       $15.24       $14.83       $14.17       $12.81
========================================================================================================================
Total Return                                                 11.23%        5.77%        7.49%       13.99%       -4.11%
========================================================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $5,326       $4,079       $3,463       $2,795       $2,133
------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                 0%/2/           0%           0%           0%           0%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                    3.21%        2.95%        2.74%        2.92%        3.79%
------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                    4%           7%           5%           5%          12%
========================================================================================================================
1 Reflects a $.03 revision to the previously reported amounts of Capital Gain Distributions Received ($.02) and
  Net Realized and Unrealized Gain (Loss) on Investments ($.67). This reclassification has no effect on Net Asset
  Value or Total Return.
2 The acquired fund fees and expenses were 0.26%.

LifeStrategy Moderate Growth Fund
                                                                                                  Year Ended October 31,
                                                             -----------------------------------------------------------
                                                               2006         2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $18.09       $17.17       $16.06       $13.96       $15.52
------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           .51          .47          .39         .345          .45
------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received                              --           --          .03           --          .01
------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                 1.99          .89         1.07        2.130        (1.55)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               2.50         1.36         1.49        2.475        (1.09)
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (.50)        (.44)        (.38)       (.375)        (.47)
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.50)        (.44)        (.38)       (.375)        (.47)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $20.09       $18.09       $17.17       $16.06       $13.96
========================================================================================================================
Total Return                                                 14.09%        7.97%        9.37%       18.06%       -7.30%
========================================================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $9,463       $7,778       $6,596       $5,246       $3,897
------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                 0%/1/           0%           0%           0%           0%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                    2.70%        2.61%        2.36%        2.39%        2.98%
------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                    8%           8%           6%           5%          15%
========================================================================================================================
1 The acquired fund fees and expenses were 0.26%.

LifeStrategy Growth Fund
                                                                                                  Year Ended October 31,
                                                             -----------------------------------------------------------
                                                               2006         2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $20.37       $18.84       $17.32       $14.45       $16.56
------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           .45          .42          .32          .28          .34
------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received                              --           --          .16           --           --
------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                 2.95         1.51         1.36         2.87        (2.10)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               3.40         1.93         1.84         3.15        (1.76)
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (.45)        (.40)        (.32)        (.28)        (.35)
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.45)        (.40)        (.32)        (.28)        (.35)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $23.32       $20.37       $18.84       $17.32       $14.45
========================================================================================================================
Total Return                                                 16.94%       10.30%       10.70%       22.12%      -10.91%
========================================================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $8,422       $6,605       $5,535       $4,422       $3,209
------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                 0%/1/           0%           0%           0%           0%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                    2.07%        2.09%        1.79%        1.79%        2.12%
------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                    3%           4%           5%           2%           7%
========================================================================================================================
1 The acquired fund fees and expenses were 0.27%.

GENERAL INFORMATION

Each Fund offers its shares to insurance companies that offer income annuity programs. Because of differences in tax treatment or other considerations, the interests of various contract owners participating in a Fund might at some time be in conflict. The Funds' board of trustees will monitor for any material conflicts and determine what action, if any, should be taken.

If the board of trustees determines that continued offering of shares would be detrimental to the best interests of a Fund's shareholders, the Fund may suspend the offering of shares for a period of time. If the board of trustees determines that a specific purchase acceptance would be detrimental to the best interests of the Fund's shareholders, the Fund may reject such a purchase request.

If you wish to redeem money from a Fund, please refer to the instructions provided in the accompanying prospectus of the insurance company that offers your annuity program. Shares of the Fund may be redeemed on any business day. The redemption price of shares will be at the next-determined NAV per share. Redemption proceeds will be wired to the administrator for distribution to the contract owner generally on the day following receipt of the redemption request, but no later than seven business days. Contract owners will receive a check from the administrator for the redemption amount.

A Fund may suspend the redemption right or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the SEC.

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your program. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

If the board of trustees determines that it would be detrimental to the best interests of a Fund's remaining shareholders to make payment in cash, the Fund may pay redemption proceeds in whole or in part by a distribution in kind of readily marketable securities.

For certain categories of investors, each Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. The brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker, or a broker's authorized designee, accepts the order in accordance with the Fund's instructions. In most instances, for these categories of investors, a contract owner's properly transmitted order will be priced at the Fund's next-determined NAV after the order is accepted by the authorized broker or the broker's designee. The contract owner should review the authorized broker's policies relating to trading in the Vanguard funds.

When insurance companies establish omnibus accounts in the Fund for their clients, we cannot monitor the individual clients' trading activity. However, we review trading activity at the omnibus account level, and we look for activity that may indicate potential frequent trading or market-timing. If we detect suspicious trading activity, we will seek the assistance of the insurance company to investigate that trading activity and take appropriate action, including prohibiting additional purchases of fund shares by a client. Insurance companies may apply frequent-trading policies that differ from one another. Please read the insurance company contract and program materials carefully to learn of any rules or fees that may apply. See the accompanying prospectus for the annuity or insurance program through which Fund shares are offered for further details on transaction policies.


We generally post on our website at www.vanguard.com, in the Holdings section of the Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.















Vanguard, Connect with Vanguard, Plain Talk, LifeStrategy, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and related funds. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


Acquired Fund.  Any mutual fund whose shares are owned by another fund.


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Balanced Fund. A mutual fund that seeks to provide some combination of income, capital appreciation, and conservation of capital by investing in stocks and bonds.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses-- such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.


Fund of Funds. A mutual fund that pursues its objective by investing in other mutual funds rather than in individual securities.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.


Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.

Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.


Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.


Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

                                                  [SHIP LOGO] [VANGUARD(R) LOGO]
                                                  P.O. Box 2600
                                                  Valley Forge, PA 19482-2600


CONNECT WITH VANGUARD(R) > www.vanguard.com



For More Information

If you would like more information about Vanguard LifeStrategy Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.


To receive a free copy of the latest annual or semiannual reports or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:


Vanguard Annuity and Insurance Services
P.O. Box 2600
Valley Forge, PA 19482-2600
Telephone: 800-522-5555

Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-942-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file numbers: 811-3919


(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

P088A 022007

Vanguard(R) LifeStrategy(R) Funds


>  Prospectus


For Participants


February 28, 2007



                                                  [SHIP LOGO] [VANGUARD(R) LOGO]



Vanguard LifeStrategy Income Fund

Vanguard LifeStrategy Conservative Growth Fund

Vanguard LifeStrategy Moderate Growth Fund

Vanguard LifeStrategy Growth Fund



This prospectus contains financial data for the Funds through the fiscal year ended October 31, 2006.


Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

CONTENTS

------------------------------------------------------------------------------------------------------
An Introduction to Vanguard LifeStrategy Funds    1       More on the Funds                       20
------------------------------------------------------------------------------------------------------
Vanguard Fund Profiles                            2        The Funds and Vanguard                 30
------------------------------------------------------------------------------------------------------
 LifeStrategy Income Fund                         2        Investment Advisors                    32
------------------------------------------------------------------------------------------------------
 LifeStrategy Conservative Growth Fund            6        Dividends, Capital Gains, and Taxes    33
------------------------------------------------------------------------------------------------------
 LifeStrategy Moderate Growth Fund               11        Share Price                            33
------------------------------------------------------------------------------------------------------
 LifeStrategy Growth Fund                        15       Financial Highlights                    34
------------------------------------------------------------------------------------------------------
                                                          Investing With Vanguard                 39
------------------------------------------------------------------------------------------------------
                                                          Accessing Fund Information by Computer  41
------------------------------------------------------------------------------------------------------
                                                          Glossary of Investment Terms            42
------------------------------------------------------------------------------------------------------



Why Reading This Prospectus Is Important
This prospectus explains the investment objective, policies, strategies, and risks associated with each Fund. To highlight terms and concepts important to mutual fund investors, we have provided Plain Talk(R) explanations along the way. Reading the prospectus will help you decide whether a Fund is the right investment for you. We suggest that you keep this prospectus for future reference.

This prospectus is intended for participants in employer-sponsored retirement or savings plans. Another version--for investors who would like to open a personal investment account--can be obtained by calling Vanguard at 800-662-7447.

AN INTRODUCTION TO VANGUARD LIFESTRATEGY FUNDS


This prospectus provides information about the Vanguard LifeStrategy Funds, a group of mutual funds that separately invest fixed percentages of assets in up to five other Vanguard stock and bond mutual funds. Because they invest in other funds, rather than in individual securities, each Fund is considered a "fund of funds."

The LifeStrategy Funds offer four distinct choices for different investment styles and life stages. Because an investor's risk tolerance, investment goals, investment time horizon, and financial circumstances are subject to change over time, the LifeStrategy Funds offer alternative strategies for attaining capital growth and income. The allocation to stocks and bonds in each LifeStrategy Fund reflects its greater or lesser emphasis on pursuing current income or growth of capital.

Below you'll find profiles that summarize the key features of each Fund. Following the profiles, there is important additional information about the Funds.


--------------------------------------------------------------------------------
 Plain Talk About "Fund of Funds"

 The term "fund of funds" is used to describe a mutual fund that pursues its objective by investing in other mutual funds, rather than in individual stocks or bonds. A fund of funds may charge for its own direct expenses, in addition to bearing a proportionate share of the expenses charged by the underlying funds in which it invests. A fund of funds is best suited for long-term investors.
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD LIFESTRATEGY INCOME FUND


Investment Objective
The Fund seeks to provide current income and some capital appreciation.


Primary Investment Strategies
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 20% to common stocks. The percentages of the Fund's assets allocated to each of the underlying funds are:

- Vanguard Total Bond Market Index Fund 50%

- Vanguard Asset Allocation Fund 25%

- Vanguard Short-Term Investment-Grade Fund 20%

- Vanguard Total Stock Market Index Fund 5%

The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks.


Primary Risks
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests most of its assets in fixed income securities, the Fund's overall level of risk should be relatively low.


- With a target allocation of approximately 80% of its assets in bonds and short-term fixed income investments, the Fund is subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.

- With a target allocation of approximately 20% of its assets in stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- The Fund is also subject to manager risk, which is the chance that poor security selection will cause one or more of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform relevant benchmarks or other funds with a similar investment objective.

For additional information on investment risks, see More on the Funds.


Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index and a composite bond/stock index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.



Annual Total Returns
------------------------------------------------------------
[BAR CHART: SCALE -30% TO 45%]

                             1997      14.23
                             1998      13.17
                             1999       2.82
                             2000       8.06
                             2001       4.06
                             2002       0.12
                             2003      10.77
                             2004       6.01
                             2005       3.23
                             2006       7.93
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 6.20% (quarter ended June 30, 2003), and the lowest return for a quarter was -2.49% (quarter ended September 30, 2002).

Average Annual Total Returns for Periods Ended December 31, 2006

                                                  1 Year          5 Years        10 Years
------------------------------------------------------------------------------------------
Vanguard LifeStrategy Income Fund                   7.93%            5.55%           6.95%
------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                4.33%            5.06%           6.24%
------------------------------------------------------------------------------------------
Income Composite Index/1/                           6.63             5.20            6.44
------------------------------------------------------------------------------------------
1 Derived by applying the Fund's target allocation to the results of the following benchmarks: for stocks, the Dow Jones Wilshire 5000 Composite Index through April 22,
  2005, and the Morgan Stanley Capital International(R) (MSCI(R)) US Broad Market Index
  thereafter; for bonds, the Lehman Brothers Aggregate Bond Index; and for short-term fixed income investments, the Citigroup 3-Month U.S. Treasury Bill Index through
  August 31, 2003, and the Lehman Brothers 1-3 Year  Credit Index thereafter.



Fees and Expenses
The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses represent a weighted average of the expense ratios of, and the fees charged by, the underlying funds in which the Fund invests, during the Fund's fiscal year ended October 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                          None
--------------------------------------------------------------------------------
Purchase Fee                                                      None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends               None
--------------------------------------------------------------------------------
Redemption Fee                                                    None
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                               None
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                            None
--------------------------------------------------------------------------------
Other Expenses                                                    None
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                   0.26%/1/
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              0.26%/2/
--------------------------------------------------------------------------------
1 Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds. See The Funds and Vanguard.
2 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.


The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$26           $80           $141          $318
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of October 31, 2006
--------------------------------------------------------------------------------
Net Assets                   $1.7 billion
--------------------------------------------------------------------------------
Investment Advisor           The Fund does not employ an investment advisor, but
                             benefits from the investment advisory services
                             provided to the underlying Vanguard funds in which
                             it invests.
--------------------------------------------------------------------------------
Dividends and Capital Gains  Dividends are distributed quarterly in March, June,
                             September, and December; capital gains, if any, are
                             distributed annually in December.
--------------------------------------------------------------------------------
Inception Date               September 30, 1994
--------------------------------------------------------------------------------
Newspaper Abbreviation       LifeInc
--------------------------------------------------------------------------------
Vanguard Fund Number         723
--------------------------------------------------------------------------------
Cusip Number                 921909206
--------------------------------------------------------------------------------
Ticker Symbol                VASIX
--------------------------------------------------------------------------------





FUND PROFILE--VANGUARD LIFESTRATEGY
CONSERVATIVE GROWTH FUND


Investment Objective
The Fund seeks to provide current income and low to moderate capital appreciation.


Primary Investment Strategies
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 40% of the Fund's assets to bonds, 20% to short-term fixed income investments, and 40% to common stocks. The percentages of the Fund's assets allocated to each of the underlying funds are:

- Vanguard Total Bond Market Index Fund 30%

- Vanguard Asset Allocation Fund 25%

- Vanguard Short-Term Investment-Grade Fund 20%

- Vanguard Total Stock Market Index Fund 20%

- Vanguard Total International Stock Index Fund 5%

The Fund's indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Its indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks.


Primary Risks
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests more than half of its assets in fixed income securities, the Fund's overall level of risk should be low to moderate.


- With a target allocation of approximately 60% of its assets in bonds and short-term fixed income investments, the Fund is subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.


- With a target allocation of approximately 40% of its assets in stocks, the Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

- The Fund is also subject to manager risk, which is the chance that poor security selection will cause one or more of the Fund's actively managed underlying funds--and, thus, the Fund itself--to underperform relevant benchmarks or other funds with a similar investment objective.

For additional information on investment risks, see More on the Funds.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite bond/stock index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.



Annual Total Returns
------------------------------------------------------------
[BAR CHART: SCALE -30% TO 45%]

                             1997      16.81
                             1998      15.88
                             1999       7.86
                             2000       3.12
                             2001      -0.08
                             2002      -5.37
                             2003      16.57
                             2004       8.02
                             2005       4.45
                             2006      10.62
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 9.02% (quarter ended June 30, 2003), and the lowest return for a quarter was -6.74% (quarter ended September 30, 2002).


Average Annual Total Returns for Periods Ended December 31, 2006

                                                        1 Year          5 Years        10 Years
------------------------------------------------------------------------------------------------
Vanguard LifeStrategy Conservative Growth Fund           10.62%            6.61%           7.55%
------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                      4.33%            5.06%           6.24%
------------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index                  15.87             7.65            8.67
------------------------------------------------------------------------------------------------
MSCI US Broad Market Index                               15.72               --              --
------------------------------------------------------------------------------------------------
Conservative Growth Composite Index/1/                    9.37             6.13            6.99
------------------------------------------------------------------------------------------------
1 Derived by applying the Fund's target allocation to the results of the following  benchmarks:
  for U.S. stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the
  MSCI US Broad Market Index thereafter; for international stocks, the Morgan Stanley Capital
  International Europe, Australasia, Far East (MSCI EAFE) Index; for bonds, the Lehman Brothers
  Aggregate Bond Index; and for short-term fixed income investments, the Citigroup 3-Month U.S.
  Treasury Bill Index through August 31, 2003, and the Lehman Brothers 1-3 Year Credit Index
  thereafter. MSCI EAFE Index returns are adjusted for withholding taxes applicable to
  U.S.-based mutual funds organized as Delaware statutory trusts.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses represent a weighted average of the expense ratios of, and the fees charged by, the underlying funds in which the Fund invests, during the Fund's fiscal year ended October 31, 2006.


Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                          None
--------------------------------------------------------------------------------
Purchase Fee                                                      None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends               None
--------------------------------------------------------------------------------
Redemption Fee                                                    None
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                               None
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                            None
--------------------------------------------------------------------------------
Other Expenses                                                    None
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                   0.26%/1/
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              0.26%/2/
--------------------------------------------------------------------------------
1 Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds. See The Funds and Vanguard.
2 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$27           $84           $146          $331
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.


Additional Information
As of October 31, 2006
--------------------------------------------------------------------------------
Net Assets                   $5.3 billion
--------------------------------------------------------------------------------
Investment Advisor           The Fund does not employ an investment advisor, but
                             benefits from the investment advisory services
                             provided to the underlying Vanguard funds in which
                             it invests.
--------------------------------------------------------------------------------
Dividends and Capital Gains  Dividends are distributed quarterly in March, June,
                             September, and December; capital gains, if any, are
                             distributed annually in December.
--------------------------------------------------------------------------------
Inception Date               September 30, 1994
--------------------------------------------------------------------------------
Newspaper Abbreviation       LifeCon
--------------------------------------------------------------------------------
Vanguard Fund Number         724
--------------------------------------------------------------------------------
Cusip Number                 921909305
--------------------------------------------------------------------------------
Ticker Symbol                VSCGX
--------------------------------------------------------------------------------

FUND PROFILE--VANGUARD LIFESTRATEGY
MODERATE GROWTH FUND


Investment Objective
The Fund seeks to provide capital appreciation and a low to moderate level of current income.


Primary Investment Strategies
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 60% of the Fund's assets to common stocks and 40% to bonds. The percentages of the Fund's assets allocated to each of the underlying funds are:

- Vanguard Total Stock Market Index Fund 35%

- Vanguard Total Bond Market Index Fund 30%

- Vanguard Asset Allocation Fund 25%

- Vanguard Total International Stock Index Fund 10%

The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.


Primary Risks
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because bonds usually are less volatile than stocks, and because the Fund invests a significant portion of its assets in bonds, the Fund's overall level of risk should be moderate.

- With a target allocation of approximately 60% of its assets in stocks, the Fund is primarily subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; and country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.

- With a target allocation of approximately 40% of its assets in bonds, the Fund is subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.


- The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund's actively managed underlying fund--and, thus, the Fund itself--to underperform relevant benchmarks or other funds with a similar investment objective.

For additional information on investment risks, see More on the Funds.


Performance/Risk Information

The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of relevant market indexes and a composite stock/bond index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.



Annual Total Returns
------------------------------------------------------------
[BAR CHART: SCALE -30% TO 45%]

                             1997      19.77
                             1998      19.03
                             1999      12.01
                             2000      -0.88
                             2001      -4.48
                             2002     -10.32
                             2003      22.40
                             2004      10.57
                             2005       5.69
                             2006      13.31
------------------------------------------------------------

During the periods shown in the bar chart, the highest return for a calendar quarter was 13.08% (quarter ended December 31, 1998), and the lowest return for a quarter was -10.77% (quarter ended September 30, 2002).


Average Annual Total Returns for Periods Ended December 31, 2006

                                                        1 Year          5 Years        10 Years
------------------------------------------------------------------------------------------------
Vanguard LifeStrategy Moderate Growth Fund               13.31%            7.76%           8.19%
------------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
------------------------------------------------------------------------------------------------
Lehman Brothers Aggregate Bond Index                      4.33%            5.06%           6.24%
------------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index                  15.87             7.65            8.67
------------------------------------------------------------------------------------------------
MSCI US Broad Market Index                               15.72               --              --
------------------------------------------------------------------------------------------------
Moderate Growth Composite Index/1/                       12.09             7.54            7.95
------------------------------------------------------------------------------------------------
1 Derived by applying the Fund's target allocation to the results of the following benchmarks:
  for U.S. stocks, the Dow Jones Wilshire 5000 Composite Index through April 22, 2005, and the
  MSCI US Broad Market Index thereafter; for international stocks, the Morgan Stanley Capital
  International Europe, Australasia, Far East Index; and for bonds, the Lehman Brothers
  Aggregate Bond Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.



Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses represent a weighted average of the expense ratios of, and the fees charged by, the underlying funds in which the Fund invests, during the Fund's fiscal year ended October 31, 2006.

Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                          None
--------------------------------------------------------------------------------
Purchase Fee                                                      None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends               None
--------------------------------------------------------------------------------
Redemption Fee                                                    None
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                               None
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                            None
--------------------------------------------------------------------------------
Other Expenses                                                    None
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                   0.26%/1/
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              0.26%/2/
--------------------------------------------------------------------------------
1 Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds. See The Funds and Vanguard.
2 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.


The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired fund) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.


1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$27           $84           $146          $331
--------------------------------------------------------



This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.

Additional Information
As of October 31, 2006
--------------------------------------------------------------------------------
Net Assets                   $9.5 billion
--------------------------------------------------------------------------------
Investment Advisor           The Fund does not employ an investment advisor, but
                             benefits from the investment advisory services
                             provided to the underlying Vanguard funds in which
                             it invests.
--------------------------------------------------------------------------------
Dividends and Capital Gains  Dividends are distributed semiannually in June and
                             December; capital gains, if any, are distributed
                             annually in December.
--------------------------------------------------------------------------------
Inception Date               September 30, 1994
--------------------------------------------------------------------------------
Newspaper Abbreviation       LifeMod
--------------------------------------------------------------------------------
Vanguard Fund Number         914
--------------------------------------------------------------------------------
Cusip Number                 921909404
--------------------------------------------------------------------------------
Ticker Symbol                VSMGX
--------------------------------------------------------------------------------





FUND PROFILE--VANGUARD LIFESTRATEGY GROWTH FUND


Investment Objective
The Fund seeks to provide capital appreciation and some current income.


Primary Investment Strategies
The Fund invests in other Vanguard mutual funds according to a fixed formula that over time should reflect an allocation of approximately 80% of the Fund's assets to common stocks and 20% to bonds. The percentages of the Fund's assets allocated to each of the underlying funds are:

- Vanguard Total Stock Market Index Fund 50%

- Vanguard Asset Allocation Fund 25%

- Vanguard Total International Stock Index Fund 15%

- Vanguard Total Bond Market Index Fund 10%

The Fund's indirect stock holdings consist substantially of large-capitalization U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Its indirect bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.

Primary Risks
The Fund is subject to several stock and bond market risks, any of which could cause an investor to lose money. However, because stocks usually are more volatile than bonds, and because the Fund invests most of its assets in stocks, the Fund's overall level of risk should be moderate to high.

- With a target allocation of approximately 80% of its assets in stocks, the Fund is primarily subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices. The Fund is also subject to the following risks associated with investments in foreign stocks: currency risk, which is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates; and country risk, which is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets.


- With a target allocation of approximately 20% of its assets in bonds, the Fund is subject to bond risks, including: interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates; credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return; and income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. If an underlying fund holds securities that are callable, the fund's income may decline because of call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.


- The Fund is also subject to manager risk, which is the chance that poor security selection will cause the Fund's actively managed underlying fund--and, thus, the Fund itself--to underperform relevant benchmarks or other funds with a similar investment objective.

For additional information on investment risks, see More on the Funds.

Performance/Risk Information
The following bar chart and table are intended to help you understand the risks of investing in the Fund. The bar chart shows how the performance of the Fund has varied from one calendar year to another over the periods shown. The table shows how the average annual total returns compare with those of a relevant market index and a composite stock/bond index. Keep in mind that the Fund's past performance does not indicate how the Fund will perform in the future.



Annual Total Returns
------------------------------------------------------------
[BAR CHART: SCALE -30% TO 45%]

                             1997      22.26
                             1998      21.40
                             1999      17.32
                             2000      -5.44
                             2001      -8.86
                             2002     -15.84
                             2003      28.52
                             2004      12.58
                             2005       6.88
                             2006      16.13
------------------------------------------------------------



During the periods shown in the bar chart, the highest return for a calendar quarter was 17.31% (quarter ended December 31, 1998), and the lowest return for a quarter was -14.91% (quarter ended September 30, 2002).


Average Annual Total Returns for Periods Ended December 31, 2006

                                                  1 Year          5 Years        10 Years
------------------------------------------------------------------------------------------
Vanguard LifeStrategy Growth Fund                  16.13%            8.61%           8.54%
------------------------------------------------------------------------------------------
Comparative Indexes
(reflect no deduction for fees or expenses)
------------------------------------------------------------------------------------------
Dow Jones Wilshire 5000 Composite Index            15.87%            7.65%           8.67%
------------------------------------------------------------------------------------------
MSCI US Broad Market Index                         15.72               --            --
------------------------------------------------------------------------------------------
Growth Composite Index/1/                          14.92             8.34            8.29
------------------------------------------------------------------------------------------
1 Derived by applying the Fund's target allocation to the results of the following benchmarks: for U.S. stocks, the Dow Jones  Wilshire 5000 Composite Index through
  April 22, 2005, and the MSCI US Broad Market Index thereafter; for international stocks, the Morgan Stanley Capital International Europe, Australasia, Far East Index; and for
  bonds, the Lehman Brothers Aggregate Bond Index. MSCI EAFE Index returns are adjusted for withholding taxes applicable to U.S.-based mutual funds organized as Delaware statutory trusts.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. As is the case with all mutual funds, transaction costs incurred by the Fund, and by the Fund's underlying funds, for buying and selling securities are not reflected in the table, although such costs are reflected in the investment performance figures included in this prospectus. The expenses shown under Annual Fund Operating Expenses represent a weighted average of the expense ratios of, and the fees charged by, the underlying funds in which the Fund invests, during the Fund's fiscal year ended October 31, 2006.


Shareholder Fees
(Fees paid directly from your investment)
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Purchases                          None
--------------------------------------------------------------------------------
Purchase Fee                                                      None
--------------------------------------------------------------------------------
Sales Charge (Load) Imposed on Reinvested Dividends               None
--------------------------------------------------------------------------------
Redemption Fee                                                    None
--------------------------------------------------------------------------------


Annual Fund Operating Expenses
(Expenses deducted from the Fund's assets)
--------------------------------------------------------------------------------
Management Expenses                                               None
--------------------------------------------------------------------------------
12b-1 Distribution Fee                                            None
--------------------------------------------------------------------------------
Other Expenses                                                    None
--------------------------------------------------------------------------------
Acquired Fund Fees and Expenses                                   0.27%/1/
--------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                              0.27%/2/
--------------------------------------------------------------------------------
1 Although the Fund is not expected to incur any net expenses directly, the Fund's shareholders indirectly bear the expenses of the underlying Vanguard funds (the Acquired Funds) in which the Fund invests. This figure includes transaction costs (i.e., purchase and redemption fees), if any, imposed on the Fund by the Acquired Funds. See The Funds and Vanguard.
2 The Total Annual Fund Operating Expenses shown in this table do not correlate to the expense ratio shown in the Financial Highlights table because that ratio does not include the Acquired Fund Fees and Expenses.

The following example is intended to help you compare the cost of investing in the Fund (based on the fees and expenses of the acquired funds) with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you invest $10,000 in the Fund's shares. This example assumes that the Fund provides a return of 5% a year and that operating expenses of the Fund and its underlying funds remain the same. The results apply whether or not you redeem your investment at the end of the given period.



1 Year        3 Years       5 Years       10 Years
--------------------------------------------------------
$28           $87           $152          $343
--------------------------------------------------------


This example should not be considered to represent actual expenses or performance from the past or for the future. Actual future expenses may be higher or lower than those shown.



Additional Information
As of October 31, 2006
--------------------------------------------------------------------------------
Net Assets                   $8.4 billion
--------------------------------------------------------------------------------
Investment Advisor           The Fund does not employ an investment advisor, but
                             benefits from the investment advisory services
                             provided to the underlying Vanguard funds in which
                             it invests.
--------------------------------------------------------------------------------
Dividends and Capital Gains  Dividends are distributed semiannually in June and
                             December; capital gains, if any, are distributed
                             annually in December.
--------------------------------------------------------------------------------
Inception Date               September 30, 1994
--------------------------------------------------------------------------------
Newspaper Abbreviation       LifeGro
--------------------------------------------------------------------------------
Vanguard Fund Number         122
--------------------------------------------------------------------------------
Cusip Number                 921909503
--------------------------------------------------------------------------------
Ticker Symbol                VASGX
--------------------------------------------------------------------------------

MORE ON THE FUNDS


This prospectus describes the primary risks you would face as a Fund shareholder. It is important to keep in mind one of the main axioms of investing: The higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: The lower the risk, the lower the potential reward. As you consider an investment in any mutual fund, you should take into account your personal tolerance for fluctuations in the securities markets. Look for this [FLAG] symbol throughout the prospectus. It is used to mark detailed information about the more significant risks that you would confront as a Fund shareholder.

The following sections explain the primary investment strategies and policies that each Fund uses in pursuit of its objective. The Fund's board of trustees, which oversees the Fund's management, may change investment strategies or policies in the interest of shareholders without a shareholder vote, unless those strategies or policies are designated as fundamental. As "funds of funds," the LifeStrategy Funds achieve their investment objectives by investing in other Vanguard mutual funds. Because each LifeStrategy Fund holds only four or five underlying funds, it is classified as nondiversified. However, through its investments in diversified underlying funds, each of the LifeStrategy Funds indirectly owns a diversified portfolio of stocks and bonds.


Asset Allocation Framework
Asset allocation--that is, dividing your investment among stocks, bonds, and short-term investments--is one of the most critical decisions you can make as an investor. The best mix for you will depend on your personal investment objective, time horizon, and risk tolerance. The LifeStrategy Funds offer four preset asset allocation strategies, and so provide shareholders with a simple way to meet typical investment needs at different stages of life.

Each Fund invests in up to five underlying Vanguard funds to pursue a target allocation of stocks, bonds, and short-term investments. Because one of the underlying funds (Vanguard Asset Allocation Fund) periodically shifts its holdings among asset classes, each LifeStrategy Fund's asset mix can fluctuate within a prescribed range. The table that follows illustrates the long-term expected average asset allocation and the potential allocation ranges for each
Fund:

Long-Term Expected Average Asset Allocation
                                                                                        Short-Term
                                                                                       Fixed Income
                                                       Stocks             Bonds        Investments/1/
-------------------------------------------------------------------------------------------------------
LifeStrategy Income Fund                                 20%               60%               20%
LifeStrategy Conservative Growth Fund                    40%               40%               20%
LifeStrategy Moderate Growth Fund                        60%               40%                0%
LifeStrategy Growth Fund                                 80%               20%                0%
-------------------------------------------------------------------------------------------------------


Potential Asset Allocation Range
                                                                                        Short-Term
                                                                                       Fixed Income
                                                       Stocks             Bonds        Investments/1/
-------------------------------------------------------------------------------------------------------
LifeStrategy Income Fund                                5%-30%           50%-75%         20%-45%
LifeStrategy Conservative Growth                       25%-50%           30%-55%         20%-45%
LifeStrategy Moderate Growth Fund                      45%-70%           30%-55%          0%-25%
LifeStrategy Growth Fund                               65%-90%           10%-35%          0%-25%
-------------------------------------------------------------------------------------------------------
1"Short-term fixed income investments" consist of the bonds held by Vanguard Short-Term Investment-
  Grade Fund and any money market instruments held by Vanguard Asset Allocation Fund, two of the underlying Vanguard funds in which the LifeStrategy Funds invest.


Market Exposure
Each LifeStrategy Fund invests in a different combination of four or five Vanguard funds: two equity funds, two bond funds, and an asset allocation fund. Designed as a balanced fund of funds for long-term investors, each Vanguard LifeStrategy Fund is diversified in terms of both asset class and investment style.


LifeStrategy Income Fund: Stock holdings consist substantially of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks. Bond holdings are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Short-term fixed income investment holdings consist of high- and, to a lesser degree, medium-quality short- and intermediate-term investment-grade securities.


LifeStrategy Conservative Growth Fund: Stock holdings consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings are a diversified mix of mainly intermediate- and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities. Short-term fixed income investment holdings consist of high- and, to a lesser degree, medium-quality short- and intermediate-term investment-grade securities.

LifeStrategy Moderate Growth Fund: Stock holdings consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.


LifeStrategy Growth Fund: Stock holdings consist mainly of large-cap U.S. stocks and, to a lesser extent, mid- and small-cap U.S. stocks and foreign stocks. Bond holdings are a diversified mix of short-, intermediate-, and long-term U.S. government, U.S. agency, and investment-grade corporate bonds, as well as mortgage-backed and asset-backed securities.


Stocks
By owning shares of other Vanguard funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in U.S. stocks, with an emphasis on large-cap stocks. To a lesser extent, each of the LifeStrategy Funds (other than the LifeStrategy Income Fund) also invests in foreign stocks.


[FLAG]
Each Fund is subject to stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

To illustrate the volatility of stock prices, the following table shows the best, worst, and average annual total returns for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Index, a widely used barometer of market activity. (Total returns consist of dividend income plus change in market price.) Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur.


U.S. Stock Market Returns
(1926-2006)
                             1 Year       5 Years    10 Years     20 Years
-------------------------------------------------------------------------------
Best                           54.2%         28.6%       19.9%        17.8%
-------------------------------------------------------------------------------
Worst                         -43.1         -12.4        -0.8          3.1
-------------------------------------------------------------------------------
Average                        12.3          10.4        11.1         11.4
-------------------------------------------------------------------------------

The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 2006. You can see, for example, that while the average return on common stocks for all of the 5-year periods was 10.4%, average returns for individual 5-year periods ranged from -12.4% (from 1928 through 1932) to 28.6% (from 1995 through
1999). These average returns reflect past performance of common stocks; you should not regard them as an indication of future performance of either the stock market as a whole or the Funds in particular.


Through their investments in one underlying fund (the Asset Allocation Fund), the Funds hold a portfolio allocated among common stocks, bonds, and money market instruments, a portion of which typically consists of a diversified group of stocks intended to parallel the performance of the S&P 500 Index, which is dominated by large-cap stocks. Through another underlying fund (the Total Stock Market Index Fund), each Fund holds a representative sample of the stocks that make up the MSCI US Broad Market Index, which measures the investment return of the overall stock market.


Keep in mind that a portion of the market value of the MSCI US Broad Market Index (approximately 20% as of October 31, 2006) is made up of securities not included in the S&P 500 Index. These securities are overwhelmingly mid- and small-cap stocks. Historically, mid- and small-cap stocks have been more volatile than--and at times have performed quite differently from--large-cap stocks. This volatility is due to several factors, including the fact that smaller companies often have fewer customers and financial resources than larger firms. These characteristics can make medium-size and small companies more sensitive to economic conditions, leading to less certain growth and dividend prospects.

Stocks of publicly traded companies and funds that invest in stocks are often classified according to market value, or market capitalization. These classifications typically include small-cap, mid-cap, and large-cap. It's important to understand that, for both companies and stock funds, market-capitalization ranges change over time. Also, interpretations of size vary, and there are no "official" definitions of small-, mid-, and large-cap, even among Vanguard fund advisors. As of the calendar year ended December 31, 2006, the domestic equity portions of each of the Funds had asset-weighted median market capitalizations exceeding $40 billion. The international equity portions of each of the Funds (other than the LifeStrategy Income Fund) had asset-weighted median market capitalizations exceeding $38 billion.


By owning shares of Vanguard Total International Stock Index Fund, which invests in foreign securities, the LifeStrategy Conservative Growth, Moderate Growth, and Growth Funds are subject to country risk and currency risk. Country risk is the chance that domestic events--such as political upheaval, financial troubles, or natural disasters--will weaken a country's securities markets. This could cause investments in that country to lose money. Currency risk is the chance that the value of a foreign investment, measured in U.S. dollars, will decrease because of unfavorable changes in currency exchange rates.

--------------------------------------------------------------------------------
 Plain Talk About International Investing

 U.S. investors who invest abroad will encounter risks not typically associated with U.S. companies, because foreign stock and bond markets operate differently from the U.S. markets. For instance, foreign companies are not subject to the same accounting, auditing, and financial-reporting standards and practices as U.S. companies, and their stocks may not be as liquid as those of similar U.S. firms. In addition, foreign stock exchanges, brokers, and companies generally have less government supervision and regulation than their counterparts in the United States. These factors, among others, could negatively affect the returns U.S. investors receive from foreign investments.
--------------------------------------------------------------------------------



Bonds
By owning shares of other Vanguard mutual funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in government and corporate bonds, as well as in mortgage-backed and asset-backed securities.


[FLAG]
Each Fund is subject to interest rate risk, which is the chance that bond prices overall will decline because of rising interest rates. Interest rate risk should be low for short-term bonds, moderate for intermediate-term bonds, and high for long-term bonds.

Although bonds are often thought to be less risky than stocks, there have been periods when bond prices have fallen significantly because of rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

To illustrate the relationship between bond prices and interest rates, the following table shows the effect of a 1% and a 2% change (both up and down) in interest rates on the values of three noncallable bonds of different maturities, each with a face value of $1,000.



How Interest Rate Changes Affect the Value of a $1,000 Bond/1/

                              After a 1%  After a 1%  After a 2%   After a 2%
Type of Bond (Maturity)         Increase    Decrease    Increase     Decrease
------------------------------------------------------------------------------
Short-Term (2.5 years)              $977      $1,024        $955       $1,048
------------------------------------------------------------------------------
Intermediate-Term (10 years)         926       1,082         858        1,172
------------------------------------------------------------------------------
Long-Term (20 years)                 884       1,137         786        1,299
------------------------------------------------------------------------------
1 Assuming a 5% coupon.

These figures are for illustration only; you should not regard them as an indication of future performance of the bond market as a whole or any Fund in particular.


Changes in interest rates will affect a bond fund's income as well as bond prices.


--------------------------------------------------------------------------------
 Plain Talk About Bonds and Interest Rates

 As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds of comparable quality and maturity are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--you would probably have to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you should be able to sell your 5% bond for more than you paid.

 How mortgage-backed securities are different: In general, declining interest rates will not lift the prices of mortgage-backed securities--such as
 GNMAs--as much as the prices of comparable bonds. Why? Because when interest rates fall, the bond market tends to discount the prices of mortgage-backed securities for prepayment risk--the possibility that homeowners will refinance their mortgages at lower rates and cause the bonds to be paid off prior to maturity. In part to compensate for this prepayment possibility, mortgage-backed securities tend to offer higher yields than other bonds of comparable credit quality and maturity.
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
 Plain Talk About Bond Maturities

 A bond is issued with a specific maturity date--the date when the issuer must pay back the bond's principal (face value). Bond maturities range from less than 1 year to more than 30 years. Typically, the longer a bond's maturity, the more price risk you, as a bond investor, face as interest rates rise--but also the higher yield you could receive. Longer-term bonds are more suitable for investors willing to take a greater risk of price fluctuations to get higher and more stable interest income. Shorter-term bond investors should be willing to accept lower yields and greater income variability in return for less fluctuation in the value of their investment.
--------------------------------------------------------------------------------

[FLAG]
Each Fund is subject to call risk, which is the chance that during periods of falling interest rates, issuers of callable bonds may call (repay) securities with higher coupons or interest rates before their maturity dates. An underlying fund would then lose potential price appreciation and would be forced to reinvest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund's income. For mortgage-backed securities, this risk is known as prepayment risk.


Call/prepayment risk applies mainly to intermediate- and long-term corporate bonds and mortgage-backed securities. Call/prepayment risk is a concern primarily for the LifeStrategy Income Fund, which invests half of its assets in Vanguard Total Bond Market Index Fund.


[FLAG]
Each Fund is subject to credit risk, which is the chance that the issuer of a security will fail to pay interest and principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of that security to decline, thus reducing the underlying fund's return.

The credit quality of the bonds held by the underlying funds is expected to be very high, and thus credit risk for the LifeStrategy Funds should be low.

To a limited extent, the Funds are also indirectly exposed to event risk, which is the chance that corporate fixed income securities held by the underlying funds will suffer a substantial decline in credit quality and market value because of a corporate restructuring.


Short-Term Fixed Income Investments
By owning shares of other Vanguard funds, each of the LifeStrategy Funds indirectly invests, to varying degrees, in high- and, to a lesser degree, medium-quality short- and intermediate-term investment-grade fixed income securities.


[FLAG]
Each Fund is subject to income risk, which is the chance that an underlying fund's income will decline because of falling interest rates. A fund holding bonds will experience a decline in income when interest rates fall because the fund then must invest in lower-yielding bonds. Income risk is generally higher for funds holding short-term bonds and lower for funds holding long-term bonds.


Income risk is a concern primarily for the LifeStrategy Income and Conservative Growth Funds, which, through their ownership of Vanguard Short-Term Investment-Grade Fund, indirectly own more short-term bonds. To a lesser extent, through one underlying fund (the Asset Allocation Fund), each LifeStrategy Fund may also invest in money market instruments.

Because the Asset Allocation Fund typically invests only a small portion of its assets in money market instruments, and because each LifeStrategy Fund invests only a small portion of its assets in the Asset Allocation Fund, income risk to the Funds is very low.


Security Selection
Each Fund seeks to achieve its objective by investing in fixed percentages of four or five underlying Vanguard funds. The following table shows the long-term expected average percentages for each Fund.


                                            LifeStrategy Fund
---------------------------------------------------------------------------
                                         Conservative   Moderate
Underlying Vanguard Fund         Income     Growth       Growth     Growth
---------------------------------------------------------------------------
Total Stock Market Index           5%         20%          35%        50%
---------------------------------------------------------------------------
Total International Stock Index   --           5           10         15
---------------------------------------------------------------------------
Total Bond Market Index           50          30           30         10
---------------------------------------------------------------------------
Short-Term Investment-Grade       20          20           --         --
---------------------------------------------------------------------------
Asset Allocation                  25          25           25         25
---------------------------------------------------------------------------
Total                            100%        100%         100%       100%
---------------------------------------------------------------------------



The Vanguard LifeStrategy Funds' board of trustees allocates each Fund's assets among the underlying funds based on the Fund's investment objective and policies. The board may change these allocations from time to time without shareholder approval. The Funds' investments in the underlying funds may be affected by other factors as well. For example, an underlying fund may stop accepting or may limit additional investments, forcing the Funds to invest in a different underlying fund.

The following paragraphs briefly describe the five underlying Vanguard funds in which the Funds invest.

- Vanguard Total Stock Market Index Fund seeks to track the performance of the MSCI US Broad Market Index, which represents 99.5% or more of the total market capitalization of the U.S. common stocks regularly traded on the New York and American Stock Exchanges and the Nasdaq over-the-counter market. The Fund typically invests all, or substantially all, of its assets in the 1,200-1,300 stocks in its target index (covering nearly 95% of the Index's total market capitalization) and in a representative sample of the remainder.

- Vanguard Total International Stock Index Fund seeks to track the performance of the Total International Composite Index, which is a combination of the Morgan Stanley Capital International (MSCI) Europe Index, the MSCI Pacific Index, and the Select Emerging Markets Index, by investing in three Vanguard mutual funds that track the various components of the indexes.

- Vanguard Total Bond Market Index Fund seeks to track the performance of the Lehman Brothers Aggregate Bond Index by investing in a representative sample of bonds included in the Index. This Index measures a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States--including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities--all with maturities of more than 1 year. The fund maintains a dollar-weighted average maturity consistent with that of the Index, which currently ranges between 5 and 10 years.


- Vanguard Short-Term Investment-Grade Fund invests in a variety of high-quality and, to a lesser extent, medium-quality fixed income securities, at least 80% of which will be short- and intermediate-term investment-grade fixed income securities. The fund is expected to maintain a dollar-weighted average maturity of 1 to 4 years.


- Vanguard Asset Allocation Fund distributes its assets among common stocks (typically selected to parallel the performance of the S&P 500 Index, which is dominated by large-cap stocks), bonds (typically long-term U.S. Treasury bonds), and money market instruments. The fund's assets are allocated in proportions consistent with the advisor's evaluation of their expected returns and risks. These proportions are changed from time to time as return expectations shift. The fund may invest up to 100% of its assets in any one of the three asset classes.

The Funds are generally managed without regard to tax ramifications.


[FLAG]
Through their limited investments in actively managed underlying funds, the LifeStrategy Funds are subject to manager risk, which is the chance that poor security selection will cause an underlying fund--and, thus, the LifeStrategy Funds--to underperform relevant benchmarks or other funds with a similar investment objective.


Each underlying fund may invest, to a limited extent, in derivatives. Generally speaking, a derivative is a financial contract whose value is based on the value of a financial asset (such as a stock, bond, or currency), a physical asset (such as gold), or a market index (such as the S&P 500 Index). The funds will not use derivatives for speculation or for the purpose of leveraging (magnifying) investment returns.



Cash Management

Vanguard may invest each Fund's daily cash balance in one or more Vanguard CMT Funds, which are very low-cost money market funds. When investing in a Vanguard CMT Fund, each Fund bears its proportionate share of the at-cost expenses of the CMT Fund in which it invests.

Temporary Investment Measures
Each actively managed underlying fund may temporarily depart from its normal investment policies--for instance, by allocating substantial assets to cash investments--in response to extraordinary market, economic, political, or other conditions. In doing so, the underlying fund may succeed in avoiding losses, but may otherwise fail to achieve its investment objective, which in turn may prevent a LifeStrategy Fund from achieving its investment objective.


--------------------------------------------------------------------------------
 Plain Talk About Costs of Investing

 Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs incurred when the fund buys or sells securities. These costs can erode a substantial portion of the gross income or the capital appreciation a fund achieves. Even seemingly small differences in expenses can, over time, have a dramatic effect on a fund's performance.
--------------------------------------------------------------------------------



Frequent Trading or Market-Timing


Background. Some investors try to profit from strategies involving frequent trading of mutual fund shares, such as market-timing. For funds holding foreign securities, investors may try to take advantage of an anticipated difference between the price of the fund's shares and price movements in overseas markets, a practice also known as time-zone arbitrage. Investors also may try to engage in frequent trading of funds holding investments such as small-cap stocks and high-yield bonds. As money is shifted into and out of a fund by a shareholder engaging in frequent trading, a fund incurs costs for buying and selling securities, resulting in increased brokerage and administrative costs. These costs are borne by all fund shareholders, including the long-term investors who do not generate the costs. In addition, frequent trading may interfere with an advisor's ability to efficiently manage the fund.


Policies to Address Frequent Trading. The Vanguard funds (other than money market funds, short-term bond funds, and Vanguard ETF(TM) Shares) do not knowingly accommodate frequent trading. The board of trustees of each Vanguard fund has adopted policies and procedures reasonably designed to detect and discourage frequent trading and, in some cases, to compensate the fund for the costs associated with it. Although there is no assurance that Vanguard will be able to detect or prevent frequent trading or market-timing in all circumstances, the following policies have been adopted to address these issues:

- Each Vanguard fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--without notice and regardless of size. For example, a purchase request could be rejected if Vanguard determines that such purchase may negatively affect a fund's operation or performance or because of a history of frequent trading by the investor.

- Each Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares) generally prohibits, except as otherwise noted in the Investing With Vanguard section, a participant from exchanging into a fund account for 60 calendar days after the participant exchanged out of that fund account.


- Certain Vanguard funds charge shareholders purchase and/or redemption fees on transactions.

See the Investing With Vanguard section of this prospectus for further details on Vanguard's transaction policies.

Each fund (other than money market funds), in determining its net asset value, will use fair-value pricing as described in the Share Price section. Fair-value pricing may reduce or eliminate the profitability of certain frequent-trading strategies.

Do not invest with Vanguard if you are a market-timer.


Turnover Rate
Although each Fund normally seeks to invest for the long term, each Fund may sell shares of the underlying funds regardless of how long they have been held. The Financial Highlights section of the prospectus shows historical turnover rates for the Funds. A turnover rate of 100%, for example, would mean that a Fund had sold and replaced shares of underlying funds valued at 100% of its net assets within a one-year period.


The Funds and Vanguard

The LifeStrategy Funds have entered into an agreement with Vanguard under which Vanguard provides all management, administrative, and distribution services to the Funds at cost. The Funds owe Vanguard an amount sufficient to cover Vanguard's out-of-pocket costs for those services. The Funds also bear the cost of services provided by other parties (such as auditors, legal counsel, and the Funds' custodian), as well as taxes and other direct expenses of the Funds. However, the agreement provides that the Funds' expenses will be offset by a reimbursement from Vanguard for (1) the Funds' contributions to the costs of operating the underlying Vanguard funds in which the LifeStrategy Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard expects to derive from the Funds' operation.

The Funds' trustees believe that the reimbursements should be sufficient to offset most, if not all, of the expenses incurred by the Funds. As a result, each Fund is expected to operate at a very low or zero expense ratio. Since their inception in 1994, the Funds, in fact, have incurred no direct net expenses.


Although the LifeStrategy Funds are not expected to incur any net expenses directly, the Funds' shareholders indirectly bear the expenses of the underlying Vanguard funds. The expense ratios for the Investor Shares of each of the underlying funds during the LifeStrategy Funds' 2006 fiscal year were:

- Total Stock Market Index Fund 0.19%

- Total International Stock Index Fund 0.32%

- Total Bond Market Index Fund 0.20%

- Short-Term Investment-Grade Fund 0.21%

- Asset Allocation Fund 0.41%



--------------------------------------------------------------------------------
 Plain Talk About Vanguard's Unique Corporate Structure

 The Vanguard Group is truly a mutual mutual fund company. It is owned jointly by the funds it oversees and thus indirectly by the shareholders in those funds. Most other mutual funds are operated by management companies that may be owned by one person, by a group of individuals, or by investors who own the management company's stock. The management fees charged by these companies include a profit component over and above the companies' cost of providing services. By contrast, Vanguard provides services to its member funds on an at-cost basis, with no profit component, which helps to keep the funds' expenses low.
--------------------------------------------------------------------------------

Investment Advisors

The LifeStrategy Funds do not employ an investment advisor. Rather, the Funds' board of trustees decides how to allocate each Fund's assets among the underlying funds. The following chart lists the investment advisor employed by each underlying fund. The portfolio managers of each underlying fund are listed in the respective underlying fund's prospectus.


Underlying Fund                                   Investment Advisor
----------------------------------------------------------------------------------------
Vanguard Total Stock Market Index Fund            The Vanguard Group, Inc.
----------------------------------------------------------------------------------------
Vanguard Total International Stock Index Fund     The Vanguard Group, Inc./1/
----------------------------------------------------------------------------------------
Vanguard Total Bond Market Index Fund             The Vanguard Group, Inc.
----------------------------------------------------------------------------------------
Vanguard Short-Term Investment-Grade Fund         The Vanguard Group, Inc.
----------------------------------------------------------------------------------------
Vanguard Asset Allocation Fund                    Mellon Capital Management Corporation
----------------------------------------------------------------------------------------
1 Vanguard Total International Stock Index Fund does not have its own  investment advisor, but rather benefits from the advisory services provided by The Vanguard Group to the three underlying funds in which the Total International Stock Index Fund invests: Vanguard European Stock Index Fund, Vanguard Pacific Stock Index Fund, and
  Vanguard Emerging Markets Stock Index Fund. The Vanguard Group also oversees the Total
  International Stock Index Fund's cash investments, if any.



The following chart briefly describes each investment advisor:


Firm                                              Background
-----------------------------------------------------------------------------------------------
The Vanguard Group, Inc.                          Based in Valley Forge, Pennsylvania
                                                  Began operations in 1975
                                                  Manages approximately $782 billion in assets
-----------------------------------------------------------------------------------------------
Mellon Capital Management Corporation             Based in San Francisco, California
                                                  Founded in 1983
                                                  Manages approximately $159 billion in assets
-----------------------------------------------------------------------------------------------

Dividends, Capital Gains, and Taxes


Each Fund distributes to shareholders virtually all of its net income as well as any capital gains realized from the sale of its holdings or received as capital gains distributions from the underlying funds. Income dividends for the LifeStrategy Income and LifeStrategy Conservative Growth Funds generally are distributed quarterly in March, June, September, and December; income dividends for the LifeStrategy Moderate Growth and LifeStrategy Growth Funds generally are distributed semiannually in June and December. Capital gains distributions generally occur annually in December.


Your distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis if you are investing through an employer-sponsored retirement or savings plan. You will not owe taxes on these distributions until you begin withdrawals from the plan. You should consult your plan administrator, your plan's Summary Plan Description, or your tax advisor about the tax consequences of plan withdrawals.


Share Price

Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange, generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding. On holidays or other days when the Exchange is closed, the NAV is not calculated, and the Fund does not transact purchase or redemption requests.


Each Fund's NAV is calculated based upon the NAVs of the underlying mutual funds in which the Fund invests (in the case of conventional share classes) or the market value of the shares (in the case of exchange-traded fund shares, such as ETF Shares). The prospectuses for the underlying funds explain the circumstances under which those funds will use fair-value pricing and the effects of doing so.


Vanguard fund share prices can be found daily in the mutual fund listings of most major newspapers under various "Vanguard" headings.

FINANCIAL HIGHLIGHTS

The following financial highlights tables are intended to help you understand each Fund's financial performance for the periods shown, and certain information reflects financial results for a single Fund share. The total returns in each table represent the rate that an investor would have earned or lost each period on an investment in the Fund (assuming reinvestment of all distributions). This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report--along with each Fund's financial statements--is included in the Funds' most recent annual report to shareholders. To receive a free copy of the latest annual or semiannual report, you may access a report online at www.vanguard.com, or you may contact Vanguard by telephone or by mail.



--------------------------------------------------------------------------------
 Plain Talk About How to Read the Financial Highlights Tables

 This explanation uses the LifeStrategy Income Fund as an example. The Fund began fiscal year 2006 with a net asset value (price) of $13.38 per share. During the year, the Fund earned $0.53 per share from investment income (interest and dividends) and $0.58 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them.

 Shareholders received $0.52 per share in the form of dividend and capital gains distributions. A portion of each year's distributions may come from the prior year's income or capital gains.

 The share price at the end of the year was $13.97, reflecting earnings of $1.11 per share and distributions of $0.52 per share. This was an increase of $0.59 per share (from $13.38 at the beginning of the year to $13.97 at the end of the year). For a shareholder who reinvested the distributions in the purchase of more shares, the total return was 8.49% for the year.

 As of October 31, 2006, the Fund had approximately $1.7 billion in net assets. For the year, its net investment income amounted to 3.85% of its average net assets. The Fund sold and replaced securities valued at 14% of its net assets.
--------------------------------------------------------------------------------

LifeStrategy Income Fund
                                                                                                  Year Ended October 31,
                                                             -----------------------------------------------------------
                                                               2006         2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $13.38       $13.39       $13.03       $12.28       $12.97
------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           .53          .47          .43          .44          .57
------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received                              --           --          .01           --           --
------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                  .58         (.02)         .35          .76         (.67)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.11          .45          .79         1.20         (.10)
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (.52)        (.46)        (.43)        (.45)        (.59)
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.52)        (.46)        (.43)        (.45)        (.59)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $13.97       $13.38       $13.39       $13.03       $12.28
========================================================================================================================
Total Return                                                  8.49%        3.39%        6.15%        9.95%       -0.79%
========================================================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $1,666       $1,752       $1,611       $1,305       $1,001
------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                 0%/1/           0%           0%           0%           0%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                    3.85%        3.47%        3.31%        3.53%        4.64%
------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                   14%           6%           4%           4%          10%
========================================================================================================================
1 The acquired fund fees and expenses were 0.25%.

LifeStrategy Conservative Growth Fund
                                                                                                  Year Ended October 31,
                                                             -----------------------------------------------------------
                                                               2006         2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $15.24       $14.83       $14.17       $12.81       $13.88
------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           .50          .44          .40          .39          .51
------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received                              --           --          .01/1/        --           --
------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                 1.18          .41          .64/1/      1.37        (1.06)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               1.68          .85         1.05         1.76         (.55)
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (.49)        (.44)        (.39)        (.40)        (.52)
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.49)        (.44)        (.39)        (.40)        (.52)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $16.43       $15.24       $14.83       $14.17       $12.81
========================================================================================================================
Total Return                                                 11.23%        5.77%        7.49%       13.99%       -4.11%
========================================================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $5,326       $4,079       $3,463       $2,795       $2,133
------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                 0%/2/           0%           0%           0%           0%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                    3.21%        2.95%        2.74%        2.92%        3.79%
------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                    4%           7%           5%           5%          12%
========================================================================================================================
1 Reflects a $.03 revision to the previously reported amounts of Capital Gain Distributions Received ($.02) and
  Net Realized and Unrealized Gain (Loss) on Investments ($.67). This reclassification has no effect on Net Asset Value or Total Return.
2 The acquired fund fees and expenses were 0.26%.

LifeStrategy Moderate Growth Fund
                                                                                                  Year Ended October 31,
                                                             -----------------------------------------------------------
                                                               2006         2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $18.09       $17.17       $16.06       $13.96       $15.52
------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           .51          .47          .39         .345          .45
------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received                              --           --          .03           --          .01
------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                 1.99          .89         1.07        2.130        (1.55)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               2.50         1.36         1.49        2.475        (1.09)
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (.50)        (.44)        (.38)       (.375)        (.47)
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.50)        (.44)        (.38)       (.375)        (.47)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $20.09       $18.09       $17.17       $16.06       $13.96
========================================================================================================================
Total Return                                                 14.09%        7.97%        9.37%       18.06%       -7.30%
========================================================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $9,463       $7,778       $6,596       $5,246       $3,897
------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                 0%/1/           0%           0%           0%           0%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                    2.70%        2.61%        2.36%        2.39%        2.98%
------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                    8%           8%           6%           5%          15%
========================================================================================================================
1 The acquired fund fees and expenses were 0.26%.

LifeStrategy Growth Fund
                                                                                                  Year Ended October 31,
                                                             -----------------------------------------------------------
                                                               2006         2005         2004         2003         2002
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                         $20.37       $18.84       $17.32       $14.45       $16.56
------------------------------------------------------------------------------------------------------------------------
Investment Operations
------------------------------------------------------------------------------------------------------------------------
Net Investment Income                                           .45          .42          .32          .28          .34
------------------------------------------------------------------------------------------------------------------------
Capital Gain Distributions Received                              --           --          .16           --           --
------------------------------------------------------------------------------------------------------------------------
Net Realized and Unrealized Gain (Loss)
on Investments                                                 2.95         1.51         1.36         2.87        (2.10)
------------------------------------------------------------------------------------------------------------------------
Total from Investment Operations                               3.40         1.93         1.84         3.15        (1.76)
------------------------------------------------------------------------------------------------------------------------
Distributions
------------------------------------------------------------------------------------------------------------------------
Dividends from Net Investment Income                           (.45)        (.40)        (.32)        (.28)        (.35)
------------------------------------------------------------------------------------------------------------------------
Distributions from Realized Capital Gains                        --           --           --           --           --
------------------------------------------------------------------------------------------------------------------------
Total Distributions                                            (.45)        (.40)        (.32)        (.28)        (.35)
------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                               $23.32       $20.37       $18.84       $17.32       $14.45
========================================================================================================================
Total Return                                                 16.94%       10.30%       10.70%       22.12%      -10.91%
========================================================================================================================
Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Millions)                         $8,422       $6,605       $5,535       $4,422       $3,209
------------------------------------------------------------------------------------------------------------------------
Ratio of Total Expenses to Average Net Assets                 0%/1/           0%           0%           0%           0%
------------------------------------------------------------------------------------------------------------------------
Ratio of Net Investment Income to Average
Net Assets                                                    2.07%        2.09%        1.79%        1.79%        2.12%
------------------------------------------------------------------------------------------------------------------------
Turnover Rate                                                    3%           4%           5%           2%           7%
========================================================================================================================
1 The acquired fund fees and expenses were 0.27%.

INVESTING WITH VANGUARD

Your retirement or savings plan investment options include one or more of the Funds. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect a Fund as an investment option.

- If you have any questions about a Fund or Vanguard, including those about a Fund's investment objective, strategies, or risks, contact Vanguard's Participant Access Center, toll-free, at 800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

- Be sure to carefully read each topic that pertains to your transactions with Vanguard.

- Vanguard reserves the right to change these policies without prior notice to shareholders.


Investment Options and Allocations
Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.


Transactions
Contribution, exchange, or redemption requests must be in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

In all cases, your transaction will be based on the Fund's next-determined NAV after Vanguard receives your request (or, in the case of new contributions, the next-determined NAV after Vanguard receives the order from your plan administrator). As long as this request is received before the close of trading on the New York Stock Exchange, generally 4 p.m., Eastern time, you will receive that day's NAV. This is known as your trade date.


Exchanges
The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate this privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice. Because excessive exchanges can disrupt the management of the Vanguard funds and increase their transaction costs, Vanguard places certain limits on the exchange privilege.

If you are exchanging out of any Vanguard fund (other than money market funds, short-term bond funds, and ETF Shares), the following policy applies, regardless of the dollar amount:


- You must wait 60 days before exchanging back into the fund.

- The 60-day clock restarts after every exchange out of the fund.

The policy does not apply to the following:

- Purchases of shares with participant payroll or employer contributions or loan repayments.

- Purchases of shares with reinvested dividend or capital gains distributions.

- Distributions, loans, and in-service withdrawals from a plan.

- Redemptions of shares as part of a plan termination or at the direction of the plan.

- Redemptions of shares to pay fund or account fees.

- Share or asset transfers or rollovers.

- Re-registrations of shares within the same fund.

- Conversions of shares from one share class to another in the same fund.

- Automated transactions executed during the first six months of a participant's enrollment in the Vanguard Managed Account Program.

Before making an exchange to or from another fund available in your plan, consider the following:

- Certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions.

- Be sure to read that fund's prospectus. Contact Vanguard's Participant Access Center, toll-free, at 800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Contact your plan administrator for details on other exchange policies that apply to your plan.


Plans for which Vanguard does not serve as recordkeeper: If Vanguard does not serve as recordkeeper for your plan, your plan's recordkeeper will establish accounts in Vanguard funds. In such accounts, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor participants' trading activity in the Vanguard funds.


For those Vanguard funds that charge purchase or redemption fees, intermediaries that establish accounts in the Vanguard funds will be asked to assess purchase and redemption fees on participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If a firm other than Vanguard serves as recordkeeper for your plan, please read that firm's materials carefully to learn of any other rules or fees that may apply.



Portfolio Holdings

We generally post on our website at www.vanguard.com, in the Holdings section of each Fund's Profile page, a detailed list of the securities held by the Fund (under Portfolio Holdings), as of the most recent calendar-quarter-end. This list is generally updated within 30 days after the end of each calendar quarter. Vanguard may exclude any portion of these portfolio holdings from publication when deemed in the best interest of the Fund. We also generally post the ten largest stock portfolio holdings of the Fund and the percentage of the Fund's total assets that each of these holdings represents, as of the most recent calendar-quarter-end. This list is generally updated within 15 calendar days after the end of each calendar quarter. These postings generally remain until replaced by new postings as previously described. Please consult the Fund's Statement of Additional Information or our website for a description of the policies and procedures that govern disclosure of the Fund's portfolio holdings.




ACCESSING FUND INFORMATION BY COMPUTER


Vanguard on the World Wide Web www.vanguard.com
Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; the online Education Center that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.







Vanguard, Connect with Vanguard, Plain Talk, LifeStrategy, Vanguard ETF, and the ship logo are trademarks of The Vanguard Group, Inc. The funds or securities referred to herein are not sponsored, endorsed, or promoted by MSCI and MSCI bears no liability with respect to any such funds or securities. For any such funds or securities, the prospectus or Statement of Additional Information contains a more detailed description of the limited relationship MSCI has with The Vanguard Group and any related funds. All other marks are the exclusive property of their respective owners.

GLOSSARY OF INVESTMENT TERMS


Acquired Fund.  Any mutual fund whose shares are owned by another fund.


Active Management. An investment approach that seeks to exceed the average returns of the financial markets. Active managers rely on research, market forecasts, and their own judgment and experience in selecting securities to buy and sell.

Balanced Fund. A mutual fund that seeks to provide some combination of income, capital appreciation, and conservation of capital by investing in stocks and bonds.

Bond. A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

Capital Gains Distribution. Payment to mutual fund shareholders of gains realized on securities that a fund has sold at a profit, minus any realized losses.

Common Stock. A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

Coupon. The interest rate paid by the issuer of a debt security until its maturity. It is expressed as an annual percentage of the face value of the security.

Dividend Distribution. Payment to mutual fund shareholders of income from interest or dividends generated by a fund's investments.

Expense Ratio. The percentage of a fund's average net assets used to pay its expenses during a fiscal year. The expense ratio includes management expenses-- such as advisory fees, account maintenance, reporting, accounting, legal, and other administrative expenses--and any 12b-1 distribution fees. It does not include the transaction costs of buying and selling portfolio securities.


Fixed Income Security. An investment, such as a bond, representing a debt that must be repaid by a specified date, and on which the borrower must pay a fixed, variable, or floating rate of interest.


Fund of Funds. A mutual fund that pursues its objective by investing in other mutual funds rather than in individual securities.


Index. An unmanaged group of securities whose overall performance is used as a standard to measure the investment performance of a particular market.

Investment-Grade Bond. A debt security whose credit quality is considered by independent bond-rating agencies, or through independent analysis conducted by a fund's advisor, to be sufficient to ensure timely payment of principal and interest under current economic circumstances. Debt securities rated in one of the four highest rating categories are considered "investment-grade." Other debt securities may be considered by the advisor to be investment-grade.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

Mutual Fund. An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

Net Asset Value (NAV). The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is also called its share value or share price.


Passive Management. A low-cost investment strategy in which a mutual fund attempts to track--rather than outperform--a specified market benchmark or "index"; also known as indexing.

Securities. Stocks, bonds, money market instruments, and other investment vehicles.


Total Return. A percentage change, over a specified time period, in a mutual fund's net asset value, assuming the reinvestment of all distributions of dividends and capital gains.

Volatility. The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations in its returns.

Yield. Income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

This page intentionally left blank.

This page intentionally left blank.

                                                  [SHIP LOGO] [VANGUARD(R) LOGO]
                                                  Institutional Division
                                                  P.O. Box 2900
                                                  Valley Forge, PA 19482-2900


CONNECT WITH VANGUARD(R) > www.vanguard.com


For More Information

If you would like more information about Vanguard LifeStrategy Funds, the following documents are available free upon request:

Annual/Semiannual Reports to Shareholders

Additional information about the Funds' investments is available in the Funds' annual and semiannual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during their last fiscal year.

Statement of Additional Information (SAI)

The SAI provides more detailed information about the Funds.

The current annual and semiannual reports and the SAI are incorporated by reference into (and are thus legally a part of) this prospectus.


To receive a free copy of the latest annual or semiannual report or the SAI, or to request additional information about the Funds or other Vanguard funds, please visit www.vanguard.com or contact us as follows:

The Vanguard Group
Participant Access Center
P.O. Box 2900
Valley Forge, PA 19482-2900
Telephone: 800-523-1188
Text Telephone for the hearing impaired: 800-749-7273


Information Provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Funds (including the SAI) at the SEC's Public Reference Room in Washington, DC. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Funds are also available in the EDGAR database on the SEC's Internet site at www.sec.gov, or you can receive copies of this information, for a fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Public Reference Section, Securities and Exchange Commission, Washington, DC 20549-0102.

Funds' Investment Company Act file number: 811-3919


(C) 2007 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.

I088 022007

                                     PART B

                            VANGUARD/(R)/ STAR FUNDS

                      STATEMENT OF ADDITIONAL INFORMATION

                               FEBRUARY 28, 2007


This Statement of Additional Information is not a prospectus but should be read in conjunction with the Fund's current prospectuses (dated February 28, 2007). To obtain, without charge, a prospectus or the most recent Annual Report to Shareholders, which contains the Funds' financial statements as hereby incorporated by reference, please call:

                        INVESTOR INFORMATION DEPARTMENT:
                                  800-662-7447


                               TABLE OF CONTENTS

DESCRIPTION OF THE TRUST..............................................B-1
INVESTMENT POLICIES...................................................B-3
INVESTMENT LIMITATIONS................................................B-26
SHARE PRICE...........................................................B-27
PURCHASE AND REDEMPTION OF SHARES.....................................B-27
MANAGEMENT OF THE FUNDS...............................................B-29
INVESTMENT ADVISORY SERVICES..........................................B-39
PORTFOLIO TRANSACTIONS................................................B-39
PROXY VOTING GUIDELINES...............................................B-39
FINANCIAL STATEMENTS..................................................B-44

                            DESCRIPTION OF THE TRUST


ORGANIZATION


Vanguard STAR Funds (the Trust) was organized as a Pennsylvania business trust in 1983 and was reorganized as a Delaware statutory trust in June 1998. The Trust is registered with the United States Securities and Exchange Commission (the SEC) under the Investment Company Act of 1940 (the 1940 Act) as an open-end, nondiversified management investment company. The Trust currently offers the following funds, each of which has outstanding one class of shares:


                     Vanguard Developed Markets Index Fund


              Vanguard Institutional Developed Markets Index Fund


              Vanguard LifeStrategy/(R)/ Conservative Growth Fund


                       Vanguard LifeStrategy Growth Fund


                       Vanguard LifeStrategy Income Fund


                   Vanguard LifeStrategy Moderate Growth Fund


                            Vanguard STAR/(TM)/Fund


                 Vanguard Total International Stock Index Fund


                (individually, a Fund; collectively, the Funds)


 The Trust has the ability to offer additional funds, which in turn may issue classes of shares. There is no limit on the number of full and fractional shares that may be issued for a single fund or class of shares.


 Each Fund offers only one class of shares (Investor Shares). Throughout this document, any references to "class" indicate how a Fund would operate if, in the future, the Fund issued more than one class of shares.

 Each Fund described in this Statement of Additional Information is a non-member fund. There are two types of "Vanguard funds," member funds and non-member funds. Member funds jointly own The Vanguard Group, Inc. (Vanguard), contribute to Vanguard's capital, and receive services at cost from Vanguard pursuant to a Funds' Service Agreement. Non-member funds do not contribute to Vanguard's capital, but they do receive services pursuant to special services agreements. See "Management of the Funds" for more information.


SERVICE PROVIDERS


 CUSTODIANS. U.S. Bank, N.A., 123 South Broad Street, Philadelphia, PA 19109 (for the STAR and Total International Stock Index Funds) and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070 (for the Developed Markets Index, Institutional Developed Markets Index, LifeStrategy Conservative Growth, LifeStrategy Growth, LifeStrategy Income, and LifeStrategy Moderate Growth Funds), serve as the Funds' custodians. The custodians are responsible for maintaining the Funds' assets, keeping all necessary accounts and records of Fund assets, and appointing any foreign sub-custodians or foreign securities depositories.



 INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. PricewaterhouseCoopers LLP, Two Commerce Square, Suite 1700, 2001 Market Street, Philadelphia, PA, 19103-7042, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm audits the Funds' annual financial statements and provides other related services.


 TRANSFER AND DIVIDEND-PAYING AGENT. The Funds' transfer agent and dividend-paying agent is Vanguard, P.O. Box 2600, Valley Forge, PA 19482.



CHARACTERISTICS OF THE FUNDS' SHARES


 RESTRICTIONS ON HOLDING OR DISPOSING OF SHARES. There are no restrictions on the right of shareholders to retain or dispose of a Fund's shares, other than those descibed in the Fund's current prospectus and elsewhere in this Statement of Additional Information or the possible future termination of the Fund or a share class. Each Fund or class may be terminated by reorganization into another mutual fund or class or by liquidation and distribution of the assets of the Fund or class. Unless terminated by reorganization or liquidation, each Fund and





 SHAREHOLDER LIABILITY. The Trust is organized under Delaware law, which provides that shareholders of a statutory trust are entitled to the same limitations of personal liability as shareholders of a corporation organized under Delaware law. Effectively, this means that a shareholder of a Fund will not be personally liable for payment of the Fund's debts except by reason of his or her own conduct or acts. In addition, a shareholder could incur a financial loss as a result of a Fund obligation only if the Fund itself had no remaining assets with which to meet such obligation. We believe that the possibility of such a situation arising is extremely remote.


 DIVIDEND RIGHTS. The shareholders of each class of a Fund are entitled to receive any dividends or other distributions declared by the Fund for each such class. No shares of a Fund have priority or preference over any other shares of the Fund with respect to distributions. Distributions will be made from the assets of the Fund and will be paid ratably to all shareholders of a particular class according to the number of shares of the class held by shareholders on the record date. The amount of dividends per share may vary between separate share classes of the Fund based upon differences in the net asset values of the different classes and differences in the way that expenses are allocated between share classes pursuant to a multiple class plan.



 VOTING RIGHTS. Shareholders are entitled to vote on a matter if: (1) a shareholder vote is required under the 1940 Act; (2) the matter concerns an amendment to the Declaration of Trust that would adversely affect to a material degree the rights and preferences of the shares of a Fund or any class; (3) the trustees determine that it is necessary or desirable to obtain a shareholder vote; or (4) a certain type of merger or consolidation, share conversion, share exchange, or sale of assets is proposed. The 1940 Act requires a shareholder vote under various circumstances, including to elect or remove trustees upon the written request of shareholders representing 10% or more of a Fund's net assets and to change any fundamental policy of a Fund. Unless otherwise required by applicable law, shareholders of a Fund receive one vote for each dollar of net asset value owned on the record date, and a fractional vote for each fractional dollar of net asset value owned on the record date. However, only the shares of the Fund or class affected by a particular matter are entitled to vote on that matter. In addition, each class has exclusive voting rights on any matter submitted to shareholders that relates solely to that class, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of another. Voting rights are noncumulative and cannot be modified without a majority vote.


 LIQUIDATION RIGHTS. In the event that a Fund is liquidated, shareholders will be entitled to receive a pro rata share of the Fund's net assets. In the event that a class of shares is liquidated, shareholders of that class will be entitled to receive a pro rata share of the Fund's net assets that are allocated to that class. Shareholders may receive cash, securities, or a combination of the two.


 PREEMPTIVE RIGHTS. There are no preemptive rights associated with the Fund's shares.


 CONVERSION RIGHTS. There are no conversion rights associated with the Fund's shares.


 REDEMPTION PROVISIONS. Each Fund's redemption provisions are described in its current prospectus and elsewhere in this Statement of Additional Information.


 SINKING FUND PROVISIONS. The Funds have no sinking fund provisions.


 CALLS OR ASSESSMENT. The Funds' shares, when issued, are fully paid and non-assessable.


TAX STATUS OF THE FUNDS


Each Fund intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the IRC). This special tax status means that the Fund will not be liable for federal tax on income and capital gains distributed to shareholders. In order to preserve its tax status, each Fund must comply with certain requirements. If a Fund fails to meet these requirements in any taxable year, it will be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, will be taxable to shareholders as ordinary income. In addition, a Fund could be required to recognize unrealized gains, pay substantial taxes and interest, and make substantial distributions before regaining its tax status as a regulated investment company.


 Dividends received and distributed by each Fund on shares of stock of domestic corporations may be eligible for the dividends-received deduction applicable to corporate shareholders. Corporations must satisfy certain requirements in order to claim the deduction. Capital gains distributed by the Funds are not eligible for the dividends-received deduction.


                              INVESTMENT POLICIES


Some of the investment policies described below and in each Fund's prospectus set forth percentage limitations on a Fund's investment in, or holdings of, certain securities or other assets. Unless otherwise required by law, compliance with these policies will be determined immediately after the acquisition of such securities or assets. Subsequent changes in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Fund's investment policies and limitations.


 The following policies and explanations supplement each Fund's investment objective and policies set forth in the prospectus. With respect to the different investments discussed below, a Fund may acquire such investments to the extent consistent with its investment objective and policies.


 80% POLICY. Under normal circumstances, the Developed Markets Index Fund and the Institutional Developed Markets Index Fund will invest at least 80%, and usually all or substantially all, of their assets in Vanguard European and Pacific Stock Index Funds or other Vanguard funds that use an indexing strategy to invest in developed market stocks. In applying these 80% policies, assets will include net assets and borrowings for investment purposes.


 ASSET-BACKED SECURITIES. Asset-backed securities are securities that represent a participation in, or are secured by and payable from, pools of underlying assets such as debt securities, bank loans, motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (i.e., credit card) agreements and other categories of receivables. These underlying assets are securitized through the use of trusts and special purpose entities. Payment of interest and repayment of principal on asset-backed securities may be largely dependent upon the cash flows generated by the underlying assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements. The rate of principal payments on asset-backed securities is related to the rate of principal payments, including prepayments, on the underlying assets. The credit quality of asset-backed securities depends primarily on the quality of the underlying assets, the level of credit support, if any, provided for the securities, and the credit quality of the credit-support provider, if any. The value of asset-- backed securities may be affected by the various factors described above and other factors, such as changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the underlying assets, or the entities providing the credit enhancement.


 Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate, as a result of the pass-through of prepayments of principal on the underlying assets. Prepayments of principal by borrowers or foreclosure or other enforcement action by creditors shorten the term of the underlying assets. The occurrence of prepayments is a function of several factors, such as the level of interest rates, general economic conditions, the location and age of the underlying obligations, and other social and demographic conditions. A fund's ability to maintain positions in asset-backed securities is affected by the reductions in the principal amount of the underlying assets because of prepayments. A fund's ability to reinvest prepayments of principal (as well as interest and other distributions and sale proceeds) at a comparable yield is subject to generally prevailing interest rates at that time. The value of asset-backed securities varies with changes in market interest rates generally and the differentials in yields among various kinds of U.S. Government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of the underlying securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of such assets. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which the assets were previously invested. Therefore, asset-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


 Because asset-backed securities generally do not have the benefit of a security interest in the underlying assets that is comparable to a mortgage, asset-backed securities present certain additional risks that are not present with mortgage-backed securities. For example, revolving credit receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give debtors the right to set-off certain amounts owed, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles, rather than by real property. Most issuers of automobile receivables permit loan servicers to retain possession of the underlying assets. If the servicer of a pool of underlying assets sells them to another party, there is the risk that the purchaser could acquire an interest superior to that of holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issue of asset-backed securities and technical requirements under state law, the trustee for the holders of the automobile receivables may not have a proper security interest in the automobiles. Therefore, there is the possibility that recoveries on repossessed collateral may not be available to support payments on these securities.


 BORROWING. A fund's ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no-action letters, interpretations, and other pronouncements issued from time to time by the SEC and its staff or any other regulatory authority having jurisdiction. Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund's total assets made for temporary or emergency purposes. Any borrowings for temporary purposes in excess of 5% of the fund's total assets must maintain continuous asset coverage. If the 300% asset coverage should decline as a result of market fluctuations or for other reasons, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.



 Borrowing will tend to exaggerate the effect on net asset value of any increase or decrease in the market value of a fund's portfolio. Money borrowed will be subject to interest costs that may or may not be recovered by earnings on the securities purchased. A fund also may be required to maintain minimum average balances in connection with a borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.


 The SEC takes the position that other transactions that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as constituting a form of borrowing by the fund for purposes of the 1940 Act. These transactions can include entering into reverse repurchase agreements, engaging in mortgage-dollar-roll transactions, selling securities short (other than short sales "against-the-box"), buying and selling certain derivatives (such as futures contracts), selling (or writing) put and call options, engaging in sale-buybacks, entering into firm-commitment and standby-commitment agreements, engaging in when-issued, delayed-delivery, or forward-commitment transactions, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing (additional discussion about a number of these transactions can be found below). A borrowing transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets (with such liquidity determined by the advisor in accordance with procedures established by the board of trustees) equal (as determined on a daily mark-to-market basis) in value to the fund's potential economic exposure under the borrowing transaction; or (3) otherwise "covers" the transaction in accordance with applicable SEC guidance (collectively, "covers" the transaction). A fund may have to buy or sell a security at a disadvantageous time or price in order to cover a borrowing transaction. In addition, segregated assets may not be available to satisfy redemptions or for other purposes.


 COMMON STOCK. Common stock represents an equity or ownership interest in an issuer. Common stock typically entitles the owner to vote on the election of directors and other important matters as well as to receive dividends on such stock. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds, other debt holders, and owners of preferred stock take precedence over the claims of those who own common stock.


 CONVERTIBLE SECURITIES. Convertible securities are hybrid securities that combine the investment characteristics of bonds and common stocks. Convertible securities typically consist of debt securities or preferred stock that may be converted (on a voluntary or mandatory basis) within a specified period of time (normally for the entire life of the security) into a certain amount of common stock or other equity security of the same or a different issuer at a predetermined price. Convertible securities also include debt securities with warrants or common stock attached and derivatives combining the features of debt securities and equity securities. Other convertible securities with features and risks not specifically referred to herein may become available in the future. Convertible securities involve risks similar to those of both fixed income and equity securities.


 The market value of a convertible security is a function of its "investment value" and its "conversion value." A security's "investment value" represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer's capital structure. A security's "conversion value" is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security's price may be as volatile as that of common stock. Because both interest rate and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment-grade or are not rated, and are generally subject to a high degree of credit risk.


 While all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible securities.


 DEBT SECURITIES. A debt security is a security consisting of a certificate or other evidence of a debt (secured or unsecured) on which the issuing company or governmental body promises to pay the holder thereof a fixed, variable, or floating rate of interest for a specified length of time, and to repay the debt on the specified maturity date. Some debt securities, such as zero coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment-grade securities, non-investment-grade securities, and unrated securities. Debt securities are subject to a variety of risks, such as interest rate risk, income risk, call/ prepayment risk, inflation risk, credit risk, and (in the case of foreign securities) country risk and currency risk. The reorganization of an issuer under the federal bankruptcy laws may result in the issuer's debt securities being cancelled without repayment, repaid only in part, or repaid in part or whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.


 DEBT SECURITIES -- INFLATION-INDEXED SECURITIES. Inflation-indexed securities are debt securities the principal value of which is periodically adjusted to reflect the rate of inflation as indicated by the Consumer Price Index (CPI). Inflation-indexed securities may be issued by the U.S. government, agencies and instrumentalities of the U.S. government, and by corporations. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the CPI accruals as part of a semiannual coupon.


 The periodic adjustment of U.S. inflation-indexed securities is tied to the CPI, which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-indexed securities issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.


 Inflation--a general rise in prices of goods and services--erodes the purchasing power of an investor's portfolio. For example, if an investment provides a "nominal" total return of 8% in a given year and inflation is 4% during that period, the inflation-adjusted, or real, return is 4%. Inflation, as measured by the CPI, has occurred in each of the past 50 years, so investors should be conscious of both the nominal and real returns of their investments. Investors in inflation-indexed securities funds who do not reinvest the portion of the income distribution that is attributable to inflation adjustments will not maintain the purchasing power of the investment over the long term. This is because interest earned depends on the amount of principal invested, and that principal will not grow with inflation if the investor fails to reinvest the principal adjustment paid out as part of a fund's income distributions. While inflation-indexed securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.


 If the periodic adjustment rate measuring inflation (i.e., the CPI) falls, the principal value of inflation-indexed securities will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed securities, even during a period of deflation. However, the current market value of the inflation-indexed securities is not guaranteed, and will fluctuate. Other inflation-indexed securities include inflation-related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.


 The value of inflation-indexed securities should change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.


 Any increase in principal for an inflation-indexed security resulting from inflation adjustments is considered by Internal Revenue Service (IRS) regulations to be taxable income in the year it occurs. For direct holders of an inflation-indexed security, this means that taxes must be paid on principal adjustments even though these amounts are not received until the bond matures. By contrast, a fund holding these securities distributes both interest income and the income attributable to principal adjustments each quarter in the form of cash or reinvested shares (which, like principal adjustments, are taxable to shareholders).

 DEBT SECURITIES -- NON-INVESTMENT-GRADE SECURITIES. Non-investment-grade securities, also referred to as "high-yield securities" or "junk bonds," are debt securities that are rated lower than the four highest rating categories by a nationally recognized statistical rating organization (for example, lower than Baa3 by Moody's Investors Service, Inc. or lower than BBB- by Standard & Poor's) or are determined to be of comparable quality by the fund's advisor. These securities are generally considered to be, on balance, predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation and will generally involve more credit risk than securities in the investment-grade categories. Investment in these securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.


 Analysis of the creditworthiness of issuers of high-yield securities may be more complex than for issuers of investment-grade securities. Thus, reliance on credit ratings in making investment decisions entails greater risks for high-yield securities than for investment-grade debt securities. The success of a fund's advisor in managing high-yield securities is more dependent upon its own credit analysis than is the case with investment-grade securities.


 Some high-yield securities are issued by smaller, less-seasoned companies, while others are issued as part of a corporate restructuring, such as an acquisition, merger, or leveraged buyout. Companies that issue high-yield securities are often highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risk associated with acquiring the securities of such issuers generally is greater than is the case with investment-grade securities. Some high-yield securities were once rated as investment-grade but have been downgraded to junk bond status because of financial difficulties experienced by their issuers.


 The market values of high-yield securities tend to reflect individual issuer developments to a greater extent than do investment-grade securities, which in general react to fluctuations in the general level of interest rates. High-yield securities also tend to be more sensitive to economic conditions than are investment-grade securities. A projection of an economic downturn or of a sustained period of rising interest rates, for example, could cause a decline in junk bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, a fund investing in such securities may incur additional expenses to seek recovery.


 The secondary market on which high-yield securities are traded may be less liquid than the market for investment-grade securities. Less liquidity in the secondary trading market could adversely affect the ability of a fund to sell a high-yield security or the price at which a fund could sell a high-yield security, and could adversely affect the daily net asset value of fund shares. When secondary markets for high-yield securities are less liquid than the market for investment-grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.


 Except as otherwise provided in a fund's prospectus, if a credit-rating agency changes the rating of a portfolio security held by a fund, the fund may retain the portfolio security if the advisor deems it in the best interests of shareholders.


 DEBT SECURITIES -- STRUCTURED AND INDEXED SECURITIES. Structured securities (also called "structured notes") and indexed securities are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt securities, the interest rate or principal of which is determined by an unrelated indicator. The value of the principal of and/or interest on structured and indexed securities is determined by reference to changes in the value of a specific asset, reference rate, or index (the reference) or the relative change in two or more references. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased, depending upon changes in the applicable reference. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and, therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

 DEBT SECURITIES -- U.S. GOVERNMENT SECURITIES. The term "U.S. Government Securities" refers to a variety of debt securities which are issued or guaranteed by the U.S. Treasury, by various agencies of the U.S. government, and by various instrumentalities which have been established or sponsored by the U.S. government. The term also refers to repurchase agreements collateralized by such securities.


 U.S. Treasury securities are backed by the full faith and credit of the United States. Other types of securities issued or guaranteed by Federal agencies and U.S. government-sponsored instrumentalities may or may not be backed by the full faith and credit of the United States. The U.S. government, however, does not guarantee the market price of any U.S. government securities. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.


 Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association, the Export-Import Bank of the United States, the Farmers Home Administration, the Federal Housing Administration, the Maritime Administration, the Small Business Administration, and the Tennessee Valley Authority. An instrumentality of the U.S. government is a government agency organized under Federal charter with government supervision. Instrumentalities issuing or guaranteeing securities include, among others, the Federal Home Loan Banks and the Federal National Mortgage Association.


 DEBT SECURITIES -- VARIABLE AND FLOATING RATE SECURITIES. Variable and floating rate securities are debt securities that provide for periodic adjustments in the interest rate paid on the security. Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have interest rates that change whenever there is a change in a designated benchmark rate or the issuer's credit quality. There is a risk that the current interest rate on variable and floating rate securities may not accurately reflect existing market interest rates. Some variable or floating rate securities are structured with put features that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such security.


 DEBT SECURITIES -- ZERO-COUPON AND PAY-IN-KIND SECURITIES. Zero-coupon and pay-in-kind securities are debt securities that do not make regular cash interest payments. Zero-coupon securities generally do not pay interest. Pay-in-kind securities pay interest through the issuance of additional securities. These securities are generally issued at a discount to their principal or maturity value. Because such securities do not pay current cash income, the price of these securities can be volatile when interest rates fluctuate. While these securities do not pay current cash income, federal income tax law requires the holders of zero-coupon and pay-in-kind securities to include in income each year the portion of the original issue discount and other non-cash income on such securities accrued during that year.


 DEPOSITARY RECEIPTS. Depositary receipts are securities that evidence ownership interests in a security or a pool of securities that have been deposited with a "depository." Depositary receipts may be sponsored or unsponsored and include American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a foreign issuer. For other depositary receipts, the depository may be a foreign or a U.S. entity, and the underlying securities may have a foreign or a U.S. issuer. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as GDRs and EDRs, may be issued in bearer form and denominated in other currencies, and are generally designed for use in securities markets outside the U.S. Although the two types of depositary receipt facilities (unsponsored or sponsored) are similar, there are differences regarding a holder's rights and obligations and the practices of market participants. A depository may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depository requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored depositary receipts generally bear all the costs of the facility. The depository usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars or other currency, the disposition of non-cash distributions, and the performance of other services. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to depositary receipt holders with respect to the underlying securities.

 Sponsored depositary receipt facilities are created in generally the same manner as unsponsored facilities, except that sponsored depositary receipts are established jointly by a depository and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depository, and the depositary receipt holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the depositary receipts (such as dividend payment fees of the depository), although most sponsored depositary receipts holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored depositary receipts agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the depositary receipt holders at the underlying issuer's request. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.


 For purposes of a fund's investment policies, investments in depositary receipts will be deemed to be investments in the underlying securities. Thus, a depositary receipt representing ownership of common stock will be treated as common stock. Depository receipts do not eliminate all of the risks associated with directly investing in the securities of foreign issuers.


 DERIVATIVES. A derivative is a financial instrument that has a value that is based on--or "derived from"--the values of other assets, reference rates, or indexes. Derivatives may relate to a wide variety of underlying references, such as commodities, stocks, bonds, interest rates, currency exchange rates, and related indexes. Derivatives include futures contracts and options on futures contracts, forward-commitment transactions, options on securities, caps, floors, collars, swap agreements, and other financial instruments. Some derivatives, such as futures contracts and certain options, are traded on U.S. commodity and securities exchanges, while other derivatives, such as swap agreements, are privately negotiated and entered into in the over-the-counter (OTC) market. The risks associated with the use of derivatives are different from, and possibly greater than, the risks associated with investing directly in the securities, assets, or market indexes on which the derivatives are based. Derivatives are used by some investors for speculative purposes. Derivatives also may be used for a variety of purposes that do not constitute speculation, such as hedging, risk management, seeking to stay fully invested, seeking to reduce transaction costs, seeking to simulate an investment in equity or debt securities or other investments, seeking to add value by using derivatives to more efficiently implement portfolio positions when derivatives are favorably priced relative to equity or debt securities or other investments, and for other purposes. There is no assurance that any derivatives strategy used by a fund's advisor will succeed. The counterparties to the funds' derivatives will not be considered the issuers thereof for certain purposes of the 1940 Act and the IRC, although such derivatives may qualify as securities or investments under such laws. The funds' advisors, however, will monitor and adjust, as appropriate, the funds' credit risk exposure to derivative counterparties.



 Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions.


 The use of a derivative involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the other party to the contract (usually referred to as a "counterparty") or the failure of the counterparty to make required payments or otherwise comply with the terms of the contract. Additionally, the use of credit derivatives can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit derivative is based.


 Derivatives may be subject to liquidity risk, which exists when a particular derivative is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.


 Derivatives may be subject to pricing or "basis" risk, which exists when a particular derivative becomes extraordinarily expensive relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity.


 Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the derivative itself. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. A derivative transaction will not be considered to constitute the issuance of a "senior security" by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Like most other investments, derivative instruments are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will incorrectly forecast future market trends or the values of assets, reference rates, indexes, or other financial or economic factors in establishing derivative positions for the fund. If the advisor attempts to use a derivative as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the derivative will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. Although hedging strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many derivatives, in particular OTC derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 EXCHANGE-TRADED FUNDS. A fund may purchase shares of exchange-traded funds
(ETFs), including ETF shares issued by other Vanguard funds. Typically, a fund would purchase ETF shares for the same reason it would purchase (and as an alternative to purchasing) futures contracts: to obtain exposure to all or a portion of the stock or bond market. ETF shares enjoy several advantages over futures. Depending on the market, the holding period, and other factors, ETF shares can be less costly and more tax-efficient than futures. In addition, ETF shares can be purchased for smaller sums, offer exposure to market sectors and styles for which there is no suitable or liquid futures contract, and do not involve leverage.


 An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objective, strategies, and policies. The price of an ETF can fluctuate within a wide range, and a fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of the ETF's shares may trade at a discount to their net asset value; (2) an active trading market for an ETF's shares may not develop or be maintained; or (3) trading of an ETF's shares may be halted if the listing exchange's officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts stock trading generally.


 Most ETFs are investment companies. Therefore, a fund's purchases of ETF shares generally are subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


 Vanguard ETF(TM) * Shares are exchange-traded shares that represent an interest in an investment portfolio held by Vanguard index funds. A fund's investments in Vanguard ETF Shares are also generally subject to the descriptions, limitations, and risks described under the heading "Other Investment Companies, " except as provided by an exemption granted by the SEC that permits registered investment companies to invest in a Vanguard fund that issues ETF Shares beyond the limits of Section 12(d)(1) of the 1940 Act, subject to certain terms and conditions.

---------
* U.S. Pat. No. 6,879,964 B2.


 FOREIGN SECURITIES. Foreign securities are equity or debt securities issued by entities organized, domiciled, or with a principal place of business outside the United States, such as foreign corporations and governments. Foreign securities may trade in U.S. or foreign securities markets. A fund may make foreign investments either directly by purchasing foreign securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments (depositary receipts) for foreign securities. Depositary receipts are securities that are listed on exchanges or quoted in OTC markets in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in foreign securities involves certain special risk considerations that are not typically associated with investing in securities of U.S. companies or governments.



 Because foreign issuers are not generally subject to uniform accounting, auditing, and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain foreign issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. As a result, there is a risk that a fund's trade details could be incorrectly or fraudulently entered at the time of the transaction, resulting in a loss to the fund. Securities of foreign issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets, or diplomatic developments which could affect U.S. investments in those countries. Although an advisor will endeavor to achieve most favorable execution costs for a fund's portfolio transactions in foreign securities under the circumstances, commissions (and other transaction costs) are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of the fund's foreign securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain foreign governments levy withholding taxes against dividend and interest income from foreign securities. Although in some countries a portion of these taxes is recoverable by the fund, the non-recovered portion of foreign withholding taxes will reduce the income received from the companies making up a fund.


 The value of the foreign securities held by a fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency (as discussed below, a fund may attempt to hedge its currency risks). In addition, the value of fund assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign securities, and by currency restrictions, exchange control regulation, currency devaluations, and political and economic developments.


 FOREIGN SECURITIES -- EMERGING MARKET RISK. Investing in emerging market countries involves certain risks not typically associated with investing in the United States, and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on the fund's ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.


 FOREIGN SECURITIES -- FOREIGN CURRENCY TRANSACTIONS. The value in U.S. dollars of a fund's non-dollar-denominated foreign securities may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the fund may incur costs in connection with conversions between various currencies. To seek to minimize the impact of such factors on net asset values, a fund may engage in foreign currency transactions in connection with its investments in foreign securities. A fund will not speculate in foreign currency exchange and will enter into foreign currency transactions only to attempt to "hedge" the currency risk associated with investing in foreign securities. Although such transactions tend to minimize the risk of loss that would result from a decline in the value of the hedged currency, they also may limit any potential gain that might result should the value of such currency increase.


 Currency exchange transactions may be conducted either on a spot (i.e., cash) basis at the rate prevailing in the currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are entered into with large commercial banks or other currency traders who are participants in the interbank market. Currency exchange transactions also may be effected through the use of swap agreements or other derivatives. Currency exchange transactions may be considered borrowings. A currency exchange transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 By entering into a forward contract for the purchase or sale of foreign currency involved in underlying security transactions, a fund may be able to protect itself against part or all of the possible loss between trade and settlement dates for that purchase or sale resulting from an adverse change in the relationship between the U.S. dollar and such foreign currency. This practice is sometimes referred to as "transaction hedging." In addition, when the advisor reasonably believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, a fund may enter into a forward contract to sell an amount of foreign currency approximating the value of some or all of its portfolio securities denominated in such foreign currency. This practice is sometimes referred to as "portfolio hedging." Similarly, when the advisor reasonably believes that the U.S. dollar may suffer a substantial decline against a foreign currency, a fund may enter into a forward contract to buy that foreign currency for a fixed dollar amount.


 A fund may also attempt to hedge its foreign currency exchange rate risk by engaging in currency futures, options, and "cross-hedge" transactions. In cross-hedge transactions, a fund holding securities denominated in one foreign currency will enter into a forward currency contract to buy or sell a different foreign currency (one that the advisor reasonably believes generally tracks the currency being hedged with regard to price movements). The advisor may select the tracking (or substitute) currency rather than the currency in which the security is denominated for various reasons, including in order to take advantage of pricing or other opportunities presented by the tracking currency or because the market for the tracking currency is more liquid or more efficient. Such cross-hedges are expected to help protect a fund against an increase or decrease in the value of the U.S. dollar against certain foreign currencies.


 A fund may hold a portion of its assets in bank deposits denominated in foreign currencies, so as to facilitate investment in foreign securities as well as protect against currency fluctuations and the need to convert such assets into U.S. dollars (thereby also reducing transaction costs). To the extent these monies are converted back into U.S. dollars, the value of the assets so maintained will be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations.


 The forecasting of currency market movement is extremely difficult, and whether any hedging strategy will be successful is highly uncertain. Moreover, it is impossible to forecast with precision the market value of portfolio securities at the expiration of a foreign currency forward contract. Accordingly, a fund may be required to buy or sell additional currency on the spot market (and bear the expense of such transaction) if its advisor's predictions regarding the movement of foreign currency or securities markets prove inaccurate. In addition, the use of cross-hedging transactions may involve special risks, and may leave a fund in a less advantageous position than if such a hedge had not been established. Because foreign currency forward contracts are privately negotiated transactions, there can be no assurance that a fund will have flexibility to roll-over a foreign currency forward contract upon its expiration if it desires to do so. Additionally, there can be no assurance that the other party to the contract will perform its services thereunder.


 FOREIGN SECURITIES -- FOREIGN INVESTMENT COMPANIES. Some of the countries in which a fund may invest may not permit, or may place economic restrictions on, direct investment by outside investors. Fund investments in such countries may be permitted only through foreign government-approved or authorized investment vehicles, which may include other investment companies. Such investments may be made through registered or unregistered closed-end investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to the limitations on, and the risks of, a fund's investments in other investment companies, which are described below under the heading "Other Investment Companies."


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. Vanguard Developed Markets Index, Institutional Developed Markets Index, LifeStrategy Conservative Growth, LifeStrategy Growth, LifeStrategy Income, LifeStrategy Moderate Growth, and Total International Stock Index Funds (as well as most of their underlying funds) may enter into futures contracts, options, and options on futures contracts for several reasons: to maintain cash reserves while remaining fully invested, to facilitate trading, to reduce transaction costs, or to seek higher investment returns when a futures contract is priced more attractively than the underlying equity security or index. Futures contracts and options on futures contracts are derivatives. A futures contract is a standardized agreement between two parties to buy or sell at a specific time in the future a specific quantity of a commodity at a specific price. The commodity may consist of an asset, a reference rate, or an index. A security futures contract relates to the sale of a specific quantity of shares of a single equity security or a narrow-based securities index. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying commodity. The buyer of a futures contract enters into an agreement to purchase the underlying commodity on the settlement date and is said to be "long" the contract. The seller of a futures contract enters into an agreement to sell the underlying commodity on the settlement date and is said to be "short" the contract. The price at which a futures contract is entered into is established either in the electronic marketplace or by open outcry on the floor of an exchange between exchange members acting as traders or brokers. Open futures contracts can be liquidated or closed out by physical delivery of the underlying commodity or payment of the cash settlement amount on the settlement date, depending on the terms of the particular contract. Some financial futures contracts (such as security futures) provide for physical settlement at maturity. Other financial futures contracts (such as those relating to interest rates, foreign currencies, and broad-based securities indexes) generally provide for cash settlement at maturity. In the case of cash settled futures contracts, the cash settlement amount is equal to the difference between the final settlement price on the last trading day of the contract and the price at which the contract was entered into. Most futures contracts, however, are not held until maturity but instead are "offset" before the settlement date through the establishment of an opposite and equal futures position.



 The purchaser or seller of a futures contract is not required to deliver or pay for the underlying commodity unless the contract is held until the settlement date. However, both the purchaser and seller are required to deposit "initial margin" with a futures commission merchant (FCM) when the futures contract is entered into. Initial margin deposits are typically calculated as a percentage of the contract's market value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. This process is known as "marking-to-market." A futures transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 An option on a futures contract (or futures option) conveys the right, but not the obligation, to purchase (in the case of a call option) or sell (in the case of a put option) a specific futures contract at a specific price (called the "exercise" or "strike" price) any time before the option expires. The seller of an option is called an option writer. The purchase price of an option is called the premium. The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case, for example, if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract. Generally, any profit realized by an option buyer represents a loss for the option writer.


 A fund that takes the position of a writer of a futures option is required to deposit and maintain initial and variation margin with respect to the option, as described above in the case of futures contracts. A futures option transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Each fund intends to comply with Rule 4.5 of the Commodity Futures Trading Commission, under which a mutual fund is conditionally excluded from the definition of the term "commodity pool operator." A fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.


 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS -- RISKS. The risk of loss in trading futures contracts and in writing futures options can be substantial, because of the low margin deposits required, the extremely high degree of leverage involved in futures and options pricing, and the potential high volatility of the futures markets. As a result, a relatively small price movement in a futures position may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract, and the writing of a futures option, may result in losses in excess of the amount invested in the position. In the event of adverse price movements, a fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements (and segregation requirements, if applicable) at a time when it may be disadvantageous to do so. In addition, on the settlement date, a fund may be required to make delivery of the instruments underlying the futures positions it holds.

 A fund could suffer losses if it is unable to close out a futures contract or a futures option because of an illiquid secondary market. Futures contracts and futures options may be closed out only on an exchange which provides a secondary market for such products. However, there can be no assurance that a liquid secondary market will exist for any particular futures product at any specific time. Thus, it may not be possible to close a futures or option position. Moreover, most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of future positions and subjecting some futures traders to substantial losses. The inability to close futures and options positions also could have an adverse impact on the ability to hedge a portfolio investment or to establish a substitute for a portfolio investment. Treasury futures are generally not subject to such daily limits.


 A fund bears the risk that its advisor will incorrectly predict future market trends. If the advisor attempts to use a futures contract or a futures option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the futures position will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving futures products can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments.


 A fund could lose margin payments it has deposited with its FCM, if, for example, the FCM breaches its agreement with the fund or becomes insolvent or goes into bankruptcy. In that event, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.


 HYBRID INSTRUMENT. A hybrid instrument, or hybrid, is an interest in an issuer that combines the characteristics of an equity security, a debt security, a commodity, and/or a derivative. A hybrid may have characteristics that, on the whole, more strongly suggest the existence of a bond, stock or other traditional investment, but may also have prominent features that are normally associated with a different type of investment. Moreover, hybrid instruments may be treated as a particular type of investment for one regulatory purpose (such as taxation) and may be simultaneously treated as a different type of investment for a different regulatory purpose (such as securities or commodity regulation). Hybrids can be used as an efficient means of pursuing a variety of investment goals, including increased total return, duration management, and currency hedging. Because hybrids combine features of two or more traditional investments, and may involve the use of innovative structures, hybrids present risks that may be similar to, different from, or greater than those associated with traditional investments with similar characteristics.


 Examples of hybrid instruments include convertible securities, which combine the investment characteristics of bonds and common stocks, and perpetual bonds, which are structured like fixed income securities, have no maturity date, and may be characterized as debt or equity for certain regulatory purposes. Another example of a hybrid is a commodity-linked bond, such as a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid would be a combination of a bond and a call option on oil.


 In the case of hybrids that are structured like fixed income securities (such as structured notes), the principal amount or interest rate is generally tied (positively or negatively) to the price of some commodity, currency, securities index, interest rate, or other economic factor (each a benchmark). For some hybrids, the principal amount payable at maturity or interest rate may be increased or decreased, depending on changes in the value of the benchmark. Other hybrids do not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond with a fixed principal amount that pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a fund to the credit risk of the issuer of the hybrids. Depending on the level of a fund's investment in hybrids, these risks may cause significant fluctuations in the fund's net asset value.

 Certain issuers of hybrid instruments known as structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the funds' investments in these products may be subject to limits described below under the heading "Other Investment Companies."


 INTERFUND BORROWING AND LENDING. The SEC has granted an exemption permitting the Vanguard funds to participate in Vanguard's interfund lending program. This program allows the Vanguard funds to borrow money from and lend money to each other for temporary or emergency purposes. The program is subject to a number of conditions, including, among other things, the requirement that: (1) no fund may borrow or lend money through the program unless it receives a more favorable interest rate than is typically available from a bank for a comparable transaction; (2) no equity, taxable bond, or money market fund may loan funds if the loan would cause its aggregate outstanding loans through the program to exceed 5%, 7.5%, or 10%, respectively, of its net assets at the time of the loan; and (3) a fund's interfund loans to any one fund shall not exceed 5% of the lending fund's net assets. In addition, a Vanguard fund may participate in the program only if and to the extent that such participation is consistent with the fund's investment objective and other investment policies. The boards of trustees of the Vanguard funds are responsible for overseeing the interfund lending program. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.



 LOAN INTERESTS AND DIRECT DEBT INSTRUMENTS. Loan interests and direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables), or to other parties. These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower and may offer less legal protection to the purchaser in the event of fraud or misrepresentation, or there may be a requirement that a purchaser supply additional cash to a borrower on demand.


 Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected. Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.


 Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks. For example, if a loan is foreclosed, the purchaser could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is at least conceivable that under emerging legal theories of lender liability, a purchaser could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary.


 A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness. If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent's general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.


 Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand. These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid.


 A fund's investment policies will govern the amount of total assets that it may invest in any one issuer or in issuers within the same industry. For purposes of these limitations, a fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for purposes of the fund's investment policies. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.


 MORTGAGE DOLLAR ROLLS. A mortgage dollar roll is a transaction in which a fund sells a mortgage-backed security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. A mortgage-dollar-roll program may be structured to simulate an investment in mortgage-backed securities at a potentially lower cost, or with potentially reduced administrative burdens, than directly holding mortgage-backed securities. A mortgage dollar roll can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a fund pledges a mortgage-backed security to a dealer to obtain cash. Unlike the dealer of reverse repurchase agreements, the dealer with which a fund enters into a mortgage-dollar-roll transaction is not obligated to return the same securities as those originally sold by the fund, but rather only securities which are "substantially identical." To be considered substantially identical, the securities returned to a fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have similar original stated maturities; (4) have identical net coupon rates; (5) have similar market yields (and therefore prices); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within a certain percentage of the initial amount delivered. A mortgage dollar roll may be considered to constitute a borrowing transaction. A mortgage-dollar-roll transaction will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and is subject to the risks, described above under the heading "Borrowing." Mortgage dollar rolls will be used only if consistent with a fund's investment objective and strategies and will not be used to leverage a fund's assets or change its risk profile. The proceeds of mortgage-dollar-roll transactions will be invested in high-quality, short-term fixed income securities.


 MORTGAGE-BACKED SECURITIES. Mortgage-backed securities are securities that represent direct or indirect participation in, or are collateralized by and payable from, mortgage loans secured by real property or instruments derived from such loans. Mortgage-backed securities include various types of securities such as government stripped mortgage-backed securities, adjustable rate mortgage-backed securities and collateralized mortgage obligations.


 Generally, mortgage-backed securities represent interests in pools of mortgage loans assembled for sale to investors by various governmental agencies, such as the Government National Mortgage Association (GNMA), by government-related organizations, such as the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC), as well as by private issuers, such as commercial banks, savings and loan institutions and mortgage bankers. The average maturity of pass-through pools of mortgage-backed securities in which a fund may invest varies with the maturities of the underlying mortgage instruments. In addition, a pool's average maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. (See "Debt Securities
- U.S. Government Securities" above.)


 Mortgage-backed securities may be classified as private, government, or government-related, depending on the issuer or guarantor. Private mortgage-backed securities represent interest in pass-through pools consisting principally of conventional residential mortgage loans created by non-government issuers, such as commercial banks and savings and loan associations and private mortgage insurance companies. Government mortgage-backed securities are backed by the full faith and credit of the United States. GNMA, the principal U.S. guarantor of these securities, is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. Government-related mortgage-backed securities are not backed by the full faith and credit of the United States. Issuers include FNMA and FHLMC. FNMA is a congressionally chartered corporation owned entirely by private stockholders, and is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned government-sponsored enterprise established by Congress. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC. Private, government, or government-related entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than customary.


 Mortgage-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. Prepayments of principal by mortgagors or mortgage foreclosures shorten the term of the mortgage pool underlying the mortgage-backed security. The occurrence of prepayments is a function of several factors including the level of interest rates, general economic conditions, the location of the mortgaged property, the age of the mortgage or other underlying obligations, and other social and demographic conditions. Because prepayment rates of individual mortgage pools vary widely, the average life of a particular pool cannot be predicted accurately. A fund's ability to maintain positions in mortgage-backed securities is affected by the reductions in the principal amount of such securities resulting from prepayments. A fund's ability to reinvest prepayments of principal at comparable yield is subject to generally prevailing interest rates at that time. The values of mortgage-backed securities vary with changes in market interest rates generally and the differentials in yields among various kinds of U.S. government securities, mortgage-backed securities, and asset-backed securities. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgages supporting a mortgage-backed security. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase thereby shortening the average life of such a pool. Because prepayments of principal generally occur when interest rates are declining, an investor, such as a fund, generally has to reinvest the proceeds of such prepayments at lower interest rates than those at which its assets were previously invested. Therefore, mortgage-backed securities have less potential for capital appreciation in periods of falling interest rates than other income-bearing securities of comparable maturity.


 MORTGAGE-BACKED SECURITIES -- ADJUSTABLE RATE MORTGAGE-BACKED SECURITIES. Adjustable rate mortgage-backed securities (ARMBSs) have interest rates that reset at periodic intervals. Acquiring ARMBSs permits a fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMBSs are based. Such ARMBSs generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity. In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, a fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested. Mortgages underlying most ARMBSs, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, a fund holding an ARMBS does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMBSs behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.


 MORTGAGE-BACKED SECURITIES -- COLLATERALIZED MORTGAGE OBLIGATIONS. Collateralized mortgage obligations (CMOs) are mortgage-backed securities that are collateralized by whole loan mortgages or mortgage pass-through securities. The bonds issued in a CMO transaction are divided into groups, and each group of bonds is referred to as a "tranche." Under the traditional CMO structure, the cash flows generated by the mortgages or mortgage pass-through securities in the collateral pool are used to first pay interest and then pay principal to the CMO bondholders. The bonds issued under a traditional CMO structure are retired sequentially as opposed to the pro-rata return of principal found in traditional pass-through obligations. Subject to the various provisions of individual CMO issues, the cash flow generated by the underlying collateral (to the extent it exceeds the amount required to pay the stated interest) is used to retire the bonds. Under a CMO structure, the repayment of principal among the different tranches is prioritized in accordance with the terms of the particular CMO issuance. The "fastest-pay" tranches of bonds, as specified in the prospectus for the issuance, would initially receive all principal payments. When those tranches of bonds are retired, the next tranche, or tranches, in the sequence, as specified in the prospectus, receive all of the principal payments until they are retired. The sequential retirement of bond groups continues until the last tranche is retired. Accordingly, the CMO structure allows the issuer to use cash flows of long maturity, monthly-pay collateral to formulate securities with short, intermediate, and long final maturities and expected average lives and risk characteristics.


 In recent years, new types of CMO tranches have evolved. These include floating rate CMOs, planned amortization classes, accrual bonds and CMO residuals. These newer structures affect the amount and timing of principal and interest received by each tranche from the underlying collateral. Under certain of these new structures, given classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-backed securities.


 The primary risk of CMOs is the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral and from the structure of the particular CMO transaction (that is, the priority of the individual tranches). An increase or decrease in prepayment rates (resulting from a decrease or increase in mortgage interest rates) will affect the yield, average life, and price of CMOs. The prices of certain CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may also not be as liquid as other securities.


 MORTGAGE-BACKED SECURITIES -- STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities (SMBSs) are derivative multi-class mortgage-backed securities. SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities formed or sponsored by any of the foregoing.


 SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The price and yield-to-maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a fund may fail to recoup some or all of its initial investment in these securities, even if the security is in one of the highest rating categories.


 Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a fund's limitations on investment in illiquid securities.


 MUNICIPAL BONDS. Municipal bonds are debt obligations issued by states, municipalities, and other political subdivisions, agencies, authorities, and instrumentalities of states and multi-state agencies or authorities (collectively, municipalities), the interest on which, in the opinion of bond counsel to the issuer at the time of issuance, is exempt from federal income tax (Municipal Bonds). Municipal Bonds include securities from a variety of sectors, each of which has unique risks. Municipal Bonds include, but are not limited to, general obligation bonds, limited obligation bonds, and revenue bonds, including industrial development bonds issued pursuant to federal tax law. General obligation bonds are secured by the issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other tax, but not from general tax revenues. Revenue bonds involve the credit risk of the underlying project or enterprise (or its corporate user) rather than the credit risk of the issuing municipality. Under the IRC, certain limited obligation bonds are considered "private activity bonds" and interest paid on such bonds is treated as an item of tax preference for purposes of calculating federal alternative minimum tax liability. Tax-exempt private activity bonds and industrial development bonds generally are also classified as revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of private activity bonds and industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds are the responsibility of the corporate user (and/or any guarantor). Some Municipal Bonds may be issued as variable or floating rate securities and may incorporate market dependent liquidity features (see discussion of "Debt Securities - Variable and Floating Rate Securities"). A tax-exempt fund will invest only in securities deemed tax-exempt by a nationally recognized bond counsel, but there is no guarantee the interest payments on Municipal Bonds will continue to be tax-exempt for the life of the bonds.

 Some longer-term Municipal Bonds give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request--usually one to seven days. This demand feature enhances a security's liquidity by shortening its maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, a fund would hold the longer-term security, which could experience substantially more volatility. Municipal Bonds that are issued as variable or floating rate securities incorporating market-dependent liquidity features may have greater liquidity risk than other Municipal Bonds (see discussion of "Debt Securities - Variable and Floating Rate Securities").


 Some Municipal Bonds feature credit enhancements, such as lines of credit, letters of credit, municipal bond insurance, and standby bond purchase agreements (SBPAs). SBPAs include lines of credit that are issued by a third party, usually a bank, to enhance liquidity and ensure repayment of principal and any accrued interest if the underlying Municipal Bond should default. Municipal bond insurance, which is usually purchased by the bond issuer from a private, nongovernmental insurance company, provides an unconditional and irrevocable guarantee that the insured bond's principal and interest will be paid when due. Insurance does not guarantee the price of the bond or the share price of any fund. The credit rating of an insured bond reflects the credit rating of the insurer, based on its claims-paying ability. The obligation of a municipal bond insurance company to pay a claim extends over the life of each insured bond. Although defaults on insured Municipal Bonds have been historically low and municipal bond insurers historically have met their claims, there is no assurance this will continue. A higher-than-expected default rate could strain the insurer's loss reserves and adversely affect its ability to pay claims to bondholders. The number of municipal bond insurers is relatively small, and not all of them have the highest credit rating. An SBPA can include a liquidity facility that is provided to pay the purchase price of any bonds that cannot be remarketed. The obligation of the liquidity provider (usually a bank) is only to advance funds to purchase tendered bonds that cannot be remarketed and does not cover principal or interest under any other circumstances. The liquidity provider's obligations under the SBPA are usually subject to numerous conditions, including the continued creditworthiness of the underlying borrower or bond issuer.


 Municipal Bonds also include tender option bonds, which are municipal derivatives created by dividing the income stream provided by an underlying Municipal Bond to create two securities issued by a special-purpose trust, one short-term and one long-term. The interest rate on the short-term component is periodically reset. The short-term component has negligible interest rate risk, while the long-term component has all of the interest rate risk of the original bond. After income is paid on the short-term securities at current rates, the residual income goes to the long-term securities. Therefore, rising short-term interest rates result in lower income for the longer-term portion, and vice versa. The longer-term components can be very volatile and may be less liquid than other Municipal Bonds of comparable maturity. These securities have been developed in the secondary market to meet the demand for short-term, tax-exempt securities.


 Municipal securities also include a variety of structures geared towards accommodating municipal issuer short term cash flow requirements. These structures include but are not limited to general market notes, commercial paper, put bonds, and variable rate demand obligations (VRDOs). VRDOs comprise a significant percentage of the outstanding debt in the short term municipal market. VRDOs can be structured to provide a wide range of maturity options (1 day to over 360 days) to the underlying issuing entity and are typically issued at par. The longer the maturity option, the greater the degree of liquidity risk (the risk of not receiving an asking price of par or greater) and reinvestment risk (the risk that the proceeds from maturing bonds must be reinvested at a lower interest rate).


 The reorganization under the federal bankruptcy laws of an issuer of, or payment obligor with respect to, Municipal Bonds may result in the Municipal Bonds being cancelled without repayment, repaid only in part, or repaid in part or whole through an exchange thereof for any combination of cash, Municipal Bonds, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or payment obligor or a related entity.


 The yields of Municipal Bonds depend on, among other things, general money market conditions, conditions in the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ratings of Moody's Investors Service, Inc., Standard & Poor's, and other nationally recognized statistical rating organizations (NRSROs) represent their opinions of the quality of the municipal bonds by them. It should be emphasized that such ratings are general and not absolute standards of quality. Consequently, municipal bonds with the same maturity and coupon, and rating may have different yields, while municipal bonds of the same maturity and coupon, but with different ratings, may have the same yield. It will be the responsibility of the investment management staff to appraise independently the fundamental quality of the bonds held by the Funds.

 MUNICIPAL BONDS -- RISKS. Municipal Bonds are subject to credit risk. Like other debt securities, Municipal Bonds include investment-grade, non-investment-grade, and unrated securities. Rated Municipal Bonds that may be held by a fund include those rated investment-grade at the time of investment or those issued by issuers whose senior debt is rated investment-grade at the time of investment. In the case of any unrated Municipal Bonds, the advisor to a fund will assign a credit rating based upon criteria that include an analysis of factors similar to those considered by nationally recognized statistical rating organizations. Information about the financial condition of an issuer of Municipal Bonds may not be as extensive as that which is made available by corporations whose securities are publicly traded. Obligations of issuers of Municipal Bonds are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors. Congress or state legislatures may seek to extend the time for payment of principal or interest, or both, or to impose other constraints upon enforcement of such obligations. For example, from time to time proposals have been introduced before Congress to restrict or eliminate the federal income tax exemption for interest on municipal bonds. Also, from time to time proposals have been introduced before state and local legislatures to restrict or eliminate the state and local income tax exemption for interest on municipal bonds. Similar proposals may be introduced in the future. If any such proposal were enacted, it might restrict or eliminate the ability of each Fund to achieve its respective investment objective. In that event, the Fund's trustees and officers would re-evaluate its investment objective and policies and consider recommending to its shareholders changes in such objective and policies.


 There is also the possibility that, as a result of litigation or other conditions, the power or ability of issuers to meet their obligations for the payment of interest and principal on their Municipal Bonds may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for Municipal Bonds or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal, or political developments might affect all or a substantial portion of a fund's Municipal Bonds in the same manner. For example, a state specific tax-exempt fund is subject to state-specific risk, which is the chance that the fund, because it invests primarily in securities issued by a particular state and its municipalities, is more vulnerable to unfavorable developments in that state than are funds that invest in municipal securities of many states. Unfavorable developments in any economic sector may have far-reaching ramifications on a state's overall municipal market. In the event that a particular obligation held by a fund is downgraded below the minimum investment level permitted by the investment policies of such fund, the trustees and officers of the fund will carefully assess the creditworthiness of the obligation to determine whether it continues to meet the policies and objective of the fund.



 Municipal Bonds are subject to interest rate risk. Interest rate risk is the chance that bond prices overall will decline over short or even long periods because of rising interest rates. Interest rate risk is higher for long-term bonds, whose prices are much more sensitive to interest rate changes than are the prices of shorter-term bonds. Generally, prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Prices and yields on Municipal Bonds are dependent on a variety of factors, such as the financial condition of the issuer, general conditions of the Municipal Bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time.


 Municipal Bonds are subject to call risk. Call risk is the chance that during periods of falling interest rates, a bond issuer will call--or repay--a higher-yielding bond before its maturity date. Forced to reinvest the unanticipated proceeds at lower interest rates, a fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling rates. Call risk is generally high for long-term bonds.


 Municipal Bonds may be deemed to be illiquid as determined by or in accordance with methods adopted by a fund's board of trustees. In determining the liquidity and appropriate valuation of a Municipal Bond, a fund's advisor may consider the following factors relating to the security, among others: (1) the frequency of trades and quotes; (2) the number of dealers willing to purchase or sell the security; (3) the willingness of dealers to undertake to make a market; (4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer; and
(5) factors unique to a particular security, including general creditworthiness of the issuer and the likelihood that the marketability of the securities will be maintained throughout the time the security is held by the fund.


 OPTIONS. An option is a derivative. An option on a security (or index) is a contract that gives the holder of the option, in return for the payment of a "premium," the right, but not the obligation, to buy from (in the case of a call option) or sell to (in the case of a put option) the writer of the option the security underlying the option (or the cash value of the index) at a specified exercise price prior to the expiration date of the option. The writer of an option on a security has the obligation upon exercise of the option (1) to deliver the underlying security upon payment of the exercise price (in the case of a call option) or (2) to pay the exercise price upon delivery of the underlying security (in the case of a put option). The writer of an option on an index has the obligation upon exercise of the option to pay an amount equal to the cash value of the index minus the exercise price, multiplied by the specified multiplier for the index option. The multiplier for an index option determines the size of the investment position the option represents. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.



 The buyer (or holder) of an option is said to be "long" the option, while the seller (or writer) of an option is said to be "short" the option. A call option grants to the holder the right to buy (and obligates the writer to sell) the underlying security at the strike price. A put option grants to the holder the right to sell (and obligates the writer to buy) the underlying security at the strike price. The purchase price of an option is called the "premium." The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. This will be the case if the option is held and not exercised prior to its expiration date. Generally, an option writer sells options with the goal of obtaining the premium paid by the option buyer, but that person could also seek to profit from an anticipated rise or decline in option prices. If an option sold by an option writer expires without being exercised, the writer retains the full amount of the premium. The option writer, however, has unlimited economic risk because its potential loss, except to the extent offset by the premium received when the option was written, is equal to the amount the option is "in-the-money" at the expiration date. A call option is in-the-money if the value of the underlying position exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying position. Generally, any profit realized by an option buyer represents a loss for the option writer. The writing of an option will not be considered to constitute the issuance of a "senior security" by a fund for purposes of the 1940 Act, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 If a trading market in particular options were to become unavailable, investors in those options (such as the funds) would be unable to close out their positions until trading resumes, and they may be faced with substantial losses if the value of the underlying interest moves adversely during that time. Even if the market were to remain available, there may be times when options prices will not maintain their customary or anticipated relationships to the prices of the underlying interests and related interests. Lack of investor interest, changes in volatility, or other factors or conditions might adversely affect the liquidity, efficiency, continuity, or even the orderliness of the market for particular options.


 A fund bears the risk that its advisor will not accurately predict future market trends. If the advisor attempts to use an option as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the option will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving options can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many options, in particular OTC options, are complex and often valued based on subjective factors. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 OTHER INVESTMENT COMPANIES. A fund may invest in other investment companies to the extent permitted by applicable law or SEC exemption. Under Section 12(d)(1) of the 1940 Act, a fund generally may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the voting stock of an acquired investment company. The 1940 Act and related rules provide certain exemptions from these restrictions. If a fund invests in other investment companies, shareholders will bear not only their proportionate share of the fund's expenses (including operating expenses and the fees of the advisor), but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the investments of the fund but also to the portfolio investments of the underlying investment companies. Certain types of investment companies, such as closed-end investment companies, issue a fixed number of shares that typically trade on a stock exchange or over-the-counter at a premium or discount to their net asset value. Others are continuously offered at net asset value but also may be traded on the secondary market.

 PREFERRED STOCK. Preferred stock represents an equity or ownership interest in an issuer. Preferred stock normally pays dividends at a specified rate and has precedence over common stock in the event the issuer is liquidated or declares bankruptcy. However, in the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock. Preferred stock, unlike common stock, often has a stated dividend rate payable from the corporation's earnings. Preferred stock dividends may be cumulative or non-cumulative, participating, or auction rate. "Cumulative" dividend provisions require all or a portion of prior unpaid dividends to be paid before dividends can be paid to the issuer's common stock. "Participating" preferred stock may be entitled to a dividend exceeding the stated dividend in certain cases. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of such stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as provisions allowing the stock to be called or redeemed, which can limit the benefit of a decline in interest rates. Preferred stock is subject to many of the risks to which common stock and debt securities are subject.


 REPURCHASE AGREEMENTS. A repurchase agreement is an agreement under which a fund acquires a fixed income security (generally a security issued by the U.S. government or an agency thereof, a banker's acceptance, or a certificate of deposit) from a commercial bank, broker, or dealer, and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally, the next business day). Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by a fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by a fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and be held by a custodian bank until repurchased. In addition, the investment advisor will monitor a fund's repurchase agreement transactions generally and will evaluate the creditworthiness of any bank, broker, or dealer party to a repurchase agreement relating to a fund. The aggregate amount of any such agreements is not limited except to the extent required by law.



 The use of repurchase agreements involves certain risks. One risk is the seller's ability to pay the agreed-upon repurchase price on the repurchase date. If the seller defaults, the fund may incur costs in disposing of the collateral, which would reduce the amount realized thereon. If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited. For example, if the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the bankruptcy or other laws, a court may determine that the underlying security is collateral for a loan by the fund not within its control and therefore the realization by the fund on such collateral may be automatically stayed. Finally, it is possible that the fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.


 RESTRICTED AND ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a fund's books. Illiquid securities may include a wide variety of investments, such as: (1) repurchase agreements maturing in more than seven days; (2) OTC options contracts and certain other derivatives (including certain swap agreements); (3) fixed time deposits that are not subject to prepayment or do not provide for withdrawal penalties upon prepayment (other than overnight deposits); (4) participation interests in loans; (5) municipal lease obligations; (6) commercial paper issued pursuant to Section 4(2) of the Securities Act of 1933 (the 1933 Act); and (7) securities whose disposition is restricted under the federal securities laws. Illiquid securities include restricted, privately placed securities that, under the federal securities laws, generally may be resold only to qualified institutional buyers. If a substantial market develops for a restricted security (or other illiquid investment) held by a fund, it may be treated as a liquid security, in accordance with procedures and guidelines approved by the board of trustees. This generally includes securities that are unregistered, that can be sold to qualified institutional buyers in accordance with Rule 144A under the 1933 Act, or that are exempt from registration under the 1933 Act, such as commercial paper. While a fund's advisor monitors the liquidity of restricted securities on a daily basis, the board of trustees oversees and retains ultimate responsibility for the advisor's liquidity determinations. Several factors that the trustees consider in monitoring these decisions include the valuation of a security, the availability of qualified institutional buyers, brokers, and dealers that trade in the security, and the availability of information about the security's issuer.


 REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a security to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase that security at an agreed-upon price and time. Under a reverse repurchase agreement, the fund continues to receive any principal and interest payments on the underlying security during the term of the agreement. Reverse repurchase agreements involve the risk that the market value of securities retained by the fund may decline below the repurchase price of the securities sold by the fund which it is obligated to repurchase. A reverse repurchase agreement may be considered a borrowing transaction for purposes of the 1940 Act. A reverse repurchase agreement transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing." A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been reviewed and found satisfactory by the advisor.


 SECURITIES LENDING. A fund may lend its investment securities to qualified institutional investors (typically brokers, dealers, banks, or other financial institutions) who may need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities, or completing arbitrage operations. By lending its investment securities, a fund attempts to increase its net investment income through the receipt of interest on the securities lent. Any gain or loss in the market price of the securities lent that might occur during the term of the loan would be for the account of the fund. If the borrower defaults on its obligation to return the securities lent because of insolvency or other reasons, a fund could experience delays and costs in recovering the securities lent or in gaining access to the collateral. These delays and costs could be greater for foreign securities. If a fund is not able to recover the securities lent, a fund may sell the collateral and purchase a replacement investment in the market. The value of the collateral could decrease below the value of the replacement investment by the time the replacement investment is purchased. Cash received as collateral through loan transactions may be invested in other eligible securities. Investing this cash subjects that investment to market appreciation or depreciation.


 The terms and the structure and the aggregate amount of securities loans must be consistent with the 1940 Act, and the rules or interpretations of the SEC thereunder. These provisions limit the amount of securities a fund may lend to 33 1/3% of the fund's total assets, and require that (1) the borrower pledge and maintain with the fund collateral consisting of cash, an irrevocable letter of credit or securities issued or guaranteed by the U.S. government having at all times not less than 100% of the value of the securities lent; (2) the borrower add to such collateral whenever the price of the securities lent rises (i.e., the borrower "marks-to-market" on a daily basis); (3) the loan be made subject to termination by the fund at any time; and (4) the fund receive reasonable interest on the loan (which may include the fund's investing any cash collateral in interest bearing short-term investments), any distribution on the lent securities, and any increase in their market value. Loan arrangements made by each fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, which presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. The advisor will consider the creditworthiness of the borrower, among other things, in making decisions with respect to the lending of securities, subject to oversight by the board of trustees. At the present time, the SEC does not object if an investment company pays reasonable negotiated fees in connection with lent securities, so long as such fees are set forth in a written contract and approved by the investment company's trustees. In addition, voting rights pass with the lent securities, but if a fund has knowledge that a material event will occur affecting securities on loan, and in respect of which the holder of the securities will be entitled to vote or consent, the lender must be entitled to call the loaned securities in time to vote or consent.


 SWAP AGREEMENTS. A swap agreement is a derivative. A swap agreement is an agreement between two parties (counterparties) to exchange payments at specified dates (periodic payment dates) on the basis of a specified amount (notional amount) with the payments calculated with reference to a specified asset, reference rate, or index.



 Examples of swap agreements include, but are not limited to, interest rate swaps, credit default swaps, equity swaps, commodity swaps, foreign currency swaps, index swaps, and total return swaps. Most swap agreements provide that when the periodic payment dates for both parties are the same, payments are netted, and only the net amount is paid to the counterparty entitled to receive the net payment. Consequently, a fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements allow for a wide variety of transactions. For example, fixed rate payments may be exchanged for floating rate payments; U.S. dollar-denominated payments may be exchanged for payments denominated in a different currency; and payments tied to the price of one asset, reference rate, or index may be exchanged for payments tied to the price of another asset, reference rate, or index.


 An option on a swap agreement, also called a "swaption," is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based "premium." A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the counterparties.


 The use of swap agreements by a fund entails certain risks, which may be different from, or possibly greater than, the risks associated with investing directly in the securities and other investments that are the referenced asset for the swap agreement. Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with stocks, bonds, and other traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.


 Swap agreements may be subject to liquidity risk, which exists when a particular swap is difficult to purchase or sell. If a swap transaction is particularly large or if the relevant market is illiquid (as is the case with many OTC swaps), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses. In addition, swap transactions may be subject to a fund's limitation on investments in illiquid securities.


 Swap agreements may be subject to pricing risk, which exists when a particular swap becomes extraordinarily expensive (or cheap) relative to historical prices or the prices of corresponding cash market instruments. Under certain market conditions, it may not be economically feasible to initiate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity or to realize the intrinsic value of the swap agreement.


 Because some swap agreements have a leverage component, adverse changes in the value or level of the underlying asset, reference rate, or index can result in a loss substantially greater than the amount invested in the swap itself. Certain swaps have the potential for unlimited loss, regardless of the size of the initial investment. A leveraged swap transaction will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


 Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a fund's interest. A fund bears the risk that its advisor will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the fund. If the advisor attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other fund investments. Many swaps, in particular OTC swaps, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a fund.


 The use of a swap agreement also involves the risk that a loss may be sustained as a result of the insolvency or bankruptcy of the counterparty or the failure of the counterparty to make required payments or otherwise comply with the terms of the agreement. Additionally, the use of credit default swaps can result in losses if a fund's advisor does not correctly evaluate the creditworthiness of the issuer on which the credit swap is based.


 The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.


 TAX MATTERS -- FEDERAL TAX TREATMENT OF FUTURES CONTRACTS. A fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In these cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Gains and losses on certain other futures contracts (primarily non-U.S. futures contracts) are not recognized until the contracts are closed and are treated as long-term or short-term, depending on the holding period of the contract. Sales of futures contracts that are intended to hedge against a change in the value of securities held by a fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. A fund may be required to defer the recognition of losses on one position, such as futures contracts, to the extent of any unrecognized gains on a related offsetting position held by the fund.

 In order for a fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies, or other income derived with respect to the fund's business of investing in securities or currencies. It is anticipated that any net gain recognized on futures contracts will be considered qualifying income for purposes of the 90% requirement.


 A fund will distribute to shareholders annually any net capital gains that have been recognized for federal income tax purposes on futures transactions. Such distributions will be combined with distributions of capital gains realized on the fund's other investments and shareholders will be advised on the nature of the distributions.



 TAX MATTERS -- FEDERAL TAX TREATMENT OF NON-U.S. TRANSACTIONS. Special rules govern the federal income tax treatment of certain transactions denominated in a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S. dollar. The types of transactions covered by the special rules include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option, or similar financial instrument if such instrument is not marked to market. The disposition of a currency other than the U.S. dollar by a taxpayer whose functional currency is the U.S. dollar is also treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and non-equity options are generally not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the marking-to-market rules applicable to other futures contracts unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and is normally taxable as ordinary income or loss. A taxpayer may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts, and options that are capital assets in the hands of the taxpayer and which are not part of a straddle. The Treasury Department issued regulations under which certain transactions subject to the special currency rules that are part of a "section 988 hedging transaction" (as defined in the IRC and the Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the IRC. Any gain or loss attributable to the foreign currency component of a transaction engaged in by a fund which is not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) will be treated as capital gain or loss and will not be segregated from the gain or loss on the underlying transaction. It is anticipated that some of the non-U.S. dollar-denominated investments and foreign currency contracts a fund may make or enter into will be subject to the special currency rules described above.


 TAX MATTERS -- FOREIGN TAX CREDIT. Foreign governments may withhold taxes on dividends and interest paid with respect to foreign securities held by a fund. Foreign governments may also impose taxes on other payments or gains with respect to foreign securities. If, at the close of its fiscal year, more than 50% of a fund's total assets are invested in securities of foreign issuers, the fund may elect to pass through foreign taxes paid, and thereby allow shareholders to take a deduction or, if they meet certain holding period requirements, a tax credit on their tax returns. If shareholders do not meet the holding period requirements, they may still be entitled to a deduction for certain gains that were actually distributed by the fund, but will also show the amount of the available offsetting credit or deduction.


 TAX MATTERS -- MARKET DISCOUNT. The price of a bond purchased after its original issuance may reflect market discount which, depending on the particular circumstances, may affect the tax character and amount of income required to be recognized by a fund holding the bond. In determining whether a bond is purchased with market discount, certain de minimis rules apply.


 TEMPORARY INVESTMENTS. A fund may take temporary defensive measures that are inconsistent with the fund's normal fundamental or non-fundamental investment policies and strategies in response to adverse market, economic, political, or other conditions as determined by the advisor. Such measures could include, but are not limited to, investments in (1) highly liquid short-term fixed income securities issued by or on behalf of municipal or corporate issuers, obligations of the U.S. government and its agencies, commercial paper, and bank certificates of deposit; (2) shares of other investment companies that have investment objectives consistent with those of the fund; (3) repurchase agreements involving any such securities; and (4) other money market instruments. There is no limit on the extent to which the fund may take temporary defensive measures. In taking such measures, the fund may fail to achieve its investment objective.

 WARRANTS. Warrants are instruments that give the holder the right, but not the obligation, to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.


 WHEN-ISSUED, DELAYED-DELIVERY, AND FORWARD-COMMITMENT TRANSACTIONS. When-issued, delayed-delivery, and forward-commitment transactions involve a commitment to purchase or sell specific securities at a predetermined price or yield in which payment and delivery take place after the customary settlement period for that type of security. Typically, no interest accrues to the purchaser until the security is delivered. When purchasing securities pursuant to one of these transactions, payment for the securities is not required until the delivery date. However, the purchaser assumes the rights and risks of ownership, including the risks of price and yield fluctuations and the risk that the security will not be issued as anticipated. When a fund has sold a security pursuant to one of these transactions, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity or suffer a loss. A fund may renegotiate a when-issued or forward-commitment transaction and may sell the underlying securities before delivery, which may result in capital gains or losses for the fund. When-issued, delayed-delivery, and forward-commitment transactions will not be considered to constitute the issuance of a "senior security" by a fund, and such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by the fund, if the fund covers the transaction in accordance with the requirements, and subject to the risks, described above under the heading "Borrowing."


                             INVESTMENT LIMITATIONS


Each Fund is subject to the following fundamental investment limitations, which cannot be changed in any material way without the approval of the holders of a majority of the Fund's shares. For these purposes, a "majority" of shares means shares representing the lesser of: (1) 67% or more of the Fund's net assets voted, so long as shares representing more than 50% of the Fund's net assets are present or represented by proxy; or (2) more than 50% of the Fund's net assets.


 BORROWING. Each Fund may borrow money for temporary or emergency purposes only in an amount not to exceed 15% of the Fund's net assets. A Fund may borrow money through banks or Vanguard's interfund lending program only, and must comply with all applicable regulatory conditions.


 COMMODITIES. Each Fund may not purchase or sell commodities, except the Developed Markets Index, Institutional Developed Markets Index, LifeStrategy Conservative Growth, LifeStrategy Growth, LifeStrategy Income, LifeStrategy Moderate Growth, and Total International Stock Index Funds may invest in futures contracts and options transactions. No more than 5% of a Fund's total assets may be used as initial margin deposit for futures contracts, and no more than 20% of a Fund's total assets may be invested in futures contracts or options at any time.


 ILLIQUID SECURITIES. Each Fund may not acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid.


 INDUSTRY CONCENTRATION. Each Fund may not invest more than 25% of its total assets in any one industry.


 INVESTING FOR CONTROL. Each Fund may not invest in a company for purposes of controlling its management.


 INVESTMENT OBJECTIVE. Unless stated otherwise in the "More on the Fund(s)" section of the prospectuses, the investment objective of each Fund may not be materially changed without a shareholder vote.


 LOANS. Each Fund may not lend money to any person except by purchasing bonds and other debt securities that are publicly distributed or customarily purchased by institutional investors, by entering into repurchase agreements, or through Vanguard's interfund lending program.


 MARGIN. Each Fund may not purchase securities on margin or sell securities short, except as permitted by the Fund's investment policies relating to commodities.


 OIL, GAS, MINERALS. Each Fund may not invest in oil, gas, or other mineral exploration or development programs.


 PLEDGING ASSETS. Each Fund may not pledge, mortgage, or hypothecate more than 15% of its net assets.


 PUTS, CALLS. Each Fund may not purchase or sell puts or calls.

 REAL ESTATE. Each Fund may not invest directly in real estate, although it may invest in securities of companies that deal in real estate.


 SENIOR SECURITIES. Each Fund may not issue senior securities, except in compliance with the 1940 Act.


 UNDERWRITING. Each Fund may not engage in the business of underwriting securities issued by other persons. A Fund will not be considered an underwriter when disposing of its investment securities.



 The investment limitations set forth above relate only to the Funds, and may not necessarily apply to the underlying funds in which the Funds invest. Thus, while a Fund may not invest directly in real estate, for example, it may do so indirectly if one of the underlying funds does so.


 Compliance with the investment limitations set forth above is generally measured at the time the securities are purchased. All investment limitations must comply with applicable regulatory requirements. If a percentage restriction is adhered to at the time the investment is made, a later change in percentage resulting from a change in the market value of assets will not constitute a violation of such restriction.



                                  SHARE PRICE


Each Fund's share price, called its net asset value, or NAV, is calculated each business day as of the close of regular trading on the New York Stock Exchange (the Exchange), generally 4 p.m., Eastern time. NAV per share is computed by dividing the net assets of the Fund by the number of Fund shares outstanding.


 The Exchange typically observes the following holidays: New Year's Day, Martin Luther King Jr. Day, Presidents' Day (Washington's Birthday), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Although each Fund expects the same holidays to be observed in the future, the Exchange may modify its holiday schedule or hours of operation at any time.



                       PURCHASE AND REDEMPTION OF SHARES


PURCHASE OF SHARES


The purchase price of shares of each Fund is the NAV per share next determined after the purchase request is received in good order, as defined in the Fund's prospectus. The NAV per share is calculated as of the close of regular trading on the Exchange on each day the Exchange is open for business. A purchase order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a purchase order received after the close of regular trading on the Exchange will be executed at the NAV computed on the first business day following the date of receipt.


REDEMPTION OF SHARES


 The redemption price of shares of each Fund is the NAV next determined after the redemption request is received in good order, as defined in the Fund's prospectus. A redemption order received before the close of regular trading on the Exchange will be executed at the NAV computed on the date of receipt; a redemption order received after the close of regular trading on the Exchange will be executed at the NAV computed on the next day that the Exchange is open.



 Each Fund may suspend redemption privileges or postpone the date of payment for redeemed shares: (1) during any period that the Exchange is closed or trading on the Exchange is restricted as determined by the SEC; (2) during any period when an emergency exists, as defined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to fairly determine the value of its assets; and (3) for such other periods as the SEC may permit.


 Each Fund has filed a notice of election with the SEC to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period.


 If Vanguard determines that it would be detrimental to the best interests of the remaining shareholders of each Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of readily marketable securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Investors may incur brokerage charges on the sale of such securities received in payment of redemptions.

 There is no charge for share redemptions from Vanguard STAR Fund or the Vanguard LifeStrategy Funds. For the Developed Markets, Institutional Developed Markets, and Total International Stock Index Funds, a redemption fee of 2% of the value of shares redeemed will be deducted from the redemption proceeds if shares are redeemed within two months of purchase. The fee is withheld from redemption proceeds and retained by each Fund. Shares redeemed may be worth more or less than what was paid for them, depending on the market value of the securities held by a Fund.



 All shares become exempt from the redemption fee based on their initial purchase date, regardless of whether such shares are subsequently transferred to a different account.


 After redeeming shares that are exempt from redemption fees, shares you have held the longest will be redeemed first.


 Redemption fees do not apply to the following:

- Redemptions of shares purchased with reinvested dividend and capital gains distributions.

- Share transfers, rollovers, or re-registrations within the same fund.

- Conversions of shares from one share class to another in the same fund.

- Redemptions of shares to pay fund or account fees.

- Section 529 college savings plans.

- Distributions by shareholders age 701/2 or older from the following:

 -  Traditional IRAs.

 -  Inherited IRAs (traditional and Roth).

 -  Rollover IRAs.

 -  SEP-IRAs.

 - Section 403(b)(7) plans served by the Vanguard Small Business Services Department.

 -  SIMPLE IRAs.

 - Vanguard Retirement Plans for which Vanguard Fiduciary Trust Company serves as trustee.

- For a one-year period, shares rolled over to an IRA held at Vanguard from a retirement plan for which Vanguard serves as recordkeeper (except for Vanguard Small Business Services retirement plans).


 For participants in employer-sponsored defined contribution plans (other than those served by the Vanguard Small Business Services Department), redemption fees will apply to shares exchanged out of a fund into which they had been exchanged, rolled over, or transferred by a participant within the fund's redemption-fee period.


 In addition to the exclusions previously listed, redemption fees will not apply to:

- Exchanges of shares purchased with participant payroll or employer contributions.

- Distributions, loans, and in-service withdrawals from a plan.

- Direct rollovers into IRAs.

- Redemptions or transfers of shares as part of a plan termination or at the direction of the plan.


 If Vanguard does not serve as recordkeeper for a plan, redemption fees may be applied differently.


RIGHT TO CHANGE POLICIES


Vanguard reserves the right to (1) alter, add, or discontinue any conditions of purchase (including eligibility requirements), redemption, exchange, conversion, service, or privilege at any time without prior notice; (2) accept initial purchases by telephone; (3) freeze any account and/or suspend account services when Vanguard has received reasonable notice of a dispute regarding the assets in an account, including notice of a dispute between the registered or beneficial account owners or when we reasonably believe a fraudulent transaction may occur or has occurred; (4) alter, impose, discontinue, or waive any redemption fee, low-balance account fee, account maintenance fee, or other fees charged to a group of shareholders; and (5) redeem an account, without the owner's permission to do so, in cases of threatening conduct or suspicious, fraudulent, or illegal activity. Changes may affect any or all investors. These actions will be taken when, at the sole discretion of Vanguard management, we reasonably believe they are deemed to be in the best interest of a fund.



INVESTING WITH VANGUARD THROUGH OTHER FIRMS


Each Fund has authorized certain agents to accept on its behalf purchase and redemption orders, and those agents are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf

(collectively, Authorized Agents). A Fund will be deemed to have received a purchase or redemption order when an Authorized Agent accepts the order in accordance with the Fund's instructions. In most instances, a customer order that is properly transmitted to an Authorized Agent will be priced at the Fund's NAV next determined after the order is received by the Authorized Agent.


 When intermediaries establish accounts in Vanguard funds for their clients, we cannot always monitor the trading activity of individual clients. However, we review trading activity at the omnibus level, and if we detect suspicious activity, we will seek to investigate and take appropriate action. If necessary, Vanguard may prohibit additional purchases of fund shares by an intermediary or by certain of the intermediary's clients. Intermediaries may also monitor their clients' trading activities in the Vanguard funds.


 For those Vanguard funds that charge purchase or redemption fees, intermediaries will be asked to assess purchase and redemption fees on shareholder and participant accounts and remit these fees to the funds. The application of purchase and redemption fees and frequent-trading policies may vary among intermediaries. There are no assurances that Vanguard will successfully identify all intermediaries or that intermediaries will properly assess purchase and redemption fees or administer frequent-trading policies. If you invest with Vanguard through an intermediary, please read that firm's materials carefully to learn of any other rules or fees that may apply.



                            MANAGEMENT OF THE FUNDS


VANGUARD


SPECIAL SERVICES AGREEMENT. The Funds and Vanguard have entered into a Special Servicing Agreement under which Vanguard provides the Funds with administrative and distribution services, including dividend disbursing, shareholder servicing, and transfer agency services. The Agreement provides that the Funds pay Vanguard for the cost of providing these services, and bear the cost of services provided by outside parties, such as auditors, custodians, and outside legal counsel, as well as taxes and other direct expenses of the Funds. The Agreement further provides that the Funds' expenses will be offset, in whole or in part, by reimbursement from Vanguard for (1) contributions made by the Funds to the cost of operating the Vanguard funds in which the Funds invest, and (2) certain savings in administrative and marketing costs that Vanguard is expected to derive from the operation of the Funds. The Funds' board of trustees believes that the reimbursements to be made by Vanguard to the Funds should be sufficient to offset most or all of the expenses incurred by each Fund. Therefore, the Funds are expected to operate at a very low--or zero--expense ratio. For the fiscal year ended October 31, 2006, all of the Funds in fact had expense ratios of zero. Of course, there is no guarantee that this will always be the case.


 Although the Funds are expected to operate at a zero expense ratio after reimbursement, they will bear indirectly, as shareholders of the underlying Vanguard funds, the costs associated with operating those funds. As of October 31, 2006, the average weighted indirect expense ratios of the Funds were as follows: Developed Markets Index Fund--0.27%; Institutional Developed Markets Index Fund--0.12%; LifeStrategy Income Fund--0.25%; LifeStrategy Conservative Growth Fund--0.26%; LifeStrategy Moderate Growth Fund--0.26%; LifeStrategy Growth Fund--0.27%; STAR Fund--0.35%; and Total International Stock Index Fund--0.32%.



 CODES OF ETHICS. Vanguard, Vanguard Marketing Corporation, the funds, and the funds' advisors have adopted Codes of Ethics designed to prevent employees who may have access to nonpublic information about the trading activities of the funds (access persons) from profiting from that information. The Codes permit access persons to invest in securities for their own accounts, including securities that may be held by the funds, but place substantive and procedural restrictions on their trading activities. For example, the Codes require that access persons receive advance approval for most securities trades to ensure that there is no conflict with the trading activities of the funds. The Codes also limit the ability of Vanguard employees to engage in short-term trading of Vanguard funds.


 DISTRIBUTION. Vanguard Marketing Corporation (VMC), a wholly-owned subsidiary of Vanguard, is the principal underwriter for the funds and in that capacity performs and finances marketing, promotional, and distribution activities (collectively, marketing and distribution activities) that are primarily intended to result in the sale of the funds' shares. VMC performs marketing and distribution activities at cost in accordance with the terms and conditions of a 1981 SEC exemptive order that permits the Vanguard funds to internalize and jointly finance the marketing, promotion, and distribution of their shares. Under the terms of the SEC order, the funds' trustees review and approve the marketing and distribution expenses incurred on their behalf, including the nature and cost of the activities and the desirability of each fund's continued participation in the joint arrangement.


 To ensure that each fund's participation in the joint arrangement falls within a reasonable range of fairness, each fund contributes to VMC's marketing and distribution expenses in accordance with an SEC-approved formula. Under that formula, one half of the marketing and distribution expenses are allocated among the funds based upon their relative net assets. The remaining half of those expenses is allocated among the funds based upon each fund's sales for the preceding 24 months relative to the total sales of the funds as a group; provided, however, that no fund's aggregate quarterly rate of contribution for marketing and distribution expenses shall exceed 125% of the average marketing and distribution expense rate for Vanguard, and that no fund shall incur annual marketing and distribution expenses in excess of 0.20 of 1% of its average month-end net assets. As of October 31, 2006, none of the Vanguard funds' allocated share of VMC's marketing and distribution expenses was greater than 0.03% of the fund's average month-end net assets. Each fund's contribution to these marketing and distribution expenses helps to maintain and enhance the attractiveness and viability of the Vanguard complex as a whole, which benefits all of the funds and their shareholders.



 VMC's principal marketing and distribution expenses are for advertising, promotional materials, and marketing personnel. Other marketing and distribution activities that VMC undertakes on behalf of the funds may include, but are not limited to:

- Conducting or publishing Vanguard-generated research and analysis concerning the funds, other investments, the financial markets, or the economy;

- Providing views, opinions, advice, or commentary concerning the funds, other investments, the financial markets, or the economy;

- Providing analytical, statistical, performance, or other information concerning the funds, other investments, the financial markets, or the economy;

- Providing administrative services in connection with investments in the funds or other investments, including, but not limited to, shareholder services, recordkeeping services, and educational services;

- Providing products or services that assist investors or financial service providers (as defined below) in the investment decision-making process;

- Providing promotional discounts, commission-free trading, fee waivers, and other benefits to clients of Vanguard Brokerage Services(R) who maintain qualifying investments in the funds; and

- Sponsoring, jointly sponsoring, financially supporting, or participating in conferences, programs, seminars, presentations, meetings, or other events involving fund shareholders, financial service providers, or others concerning the funds, other investments, the financial markets, or the economy, such as industry conferences, prospecting trips, due diligence visits, training or education meetings, and sales presentations.


 VMC performs most marketing and distribution activities itself. Some activities may be conducted by third parties pursuant to shared marketing arrangements under which VMC agrees to share the costs and performance of marketing and distribution activities in concert with a financial service provider. Financial service providers include, but are not limited to, investment advisors, broker-dealers, financial planners, financial consultants, banks, and insurance companies. Under these cost- and performance-sharing arrangements, VMC may pay or reimburse a financial service provider (or a third party it retains) for marketing and distribution activities that VMC would otherwise perform. VMC's cost- and performance-sharing arrangements may be established in connection with Vanguard investment products or services offered or provided to or through the financial service providers. VMC's arrangements for shared marketing and distribution activities may vary among financial service providers, and its payments or reimbursements to financial service providers in connection with shared marketing and distribution activities may be significant. VMC does not participate in the offshore arrangement Vanguard has established for qualifying Vanguard funds to be distributed in certain foreign countries on a private-placement basis to government-sponsored and other institutional investors through a third-party "asesor de inversiones" (investment adviser), which includes incentive-based remuneration.


 In connection with its marketing and distribution activities, VMC may give financial service providers (or their representatives): (1) promotional items of nominal value that display Vanguard's logo, such as golf balls, shirts, towels, pens, and mouse pads; (2) gifts that do not exceed $100 per person annually and are not preconditioned on achievement of a sales target; (3) an occasional meal, a ticket to a sporting event or the theater, or comparable entertainment which is neither so frequent nor so extensive as to raise any question of propriety and is not preconditioned on achievement of a sales target; and (4) reasonable travel and lodging accommodations to facilitate participation in marketing and distribution activities.


 VMC, as a matter of policy, does not pay asset-based fees, sales-based fees, or account-based fees to financial service providers in connection with its marketing and distribution activities for the Vanguard funds. VMC policy also prohibits marketing and distribution activities that are intended, designed, or likely to compromise suitability determinations by, or the fulfillment of any fiduciary duties or other obligations that apply to, financial service providers. Nonetheless, VMC's marketing and distribution activities are primarily intended to result in the sale of the funds' shares, and as such its activities, including shared marketing and distribution activities, may influence participating financial service providers (or their representatives) to recommend, promote, include, or invest in a Vanguard fund or share class. In addition, Vanguard or any of its subsidiaries may retain a financial service provider to provide consulting or other services, and that financial service provider also may provide services to investors. Investors should consider the possibility that any of these activities or relationships may influence a financial service provider's (or its representatives') decision to recommend, promote, include, or invest in a Vanguard fund or share class. Each financial service provider should consider its suitability determinations, fiduciary duties, and other legal obligations (or those of its representatives) in connection with any decision to consider, recommend, promote, include, or invest in a Vanguard fund or share class.


OFFICERS AND TRUSTEES


Each Fund is governed by the board of trustees to the Trust and a single set of officers. The officers manage the day-to-day operations of the Funds under the direction of the Funds' board of trustees. The trustees set broad policies for the Funds; select investment advisors; monitor fund operations, performance, and costs; nominate and select new trustees; and elect fund officers. Each trustee serves a Fund until its termination; until the trustee's retirement, resignation, or death; or as otherwise specified in the Trust's organizational documents. Any trustee may be removed at a meeting of shareholders by a vote representing two-thirds of the total net asset value of all shares of the Funds. Each trustee also serves as a director of Vanguard.


 The following chart shows information for each trustee and executive officer of the Funds. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482



                                              VANGUARD            PRINCIPAL OCCUPATION(S) AND
                         POSITION(S)          FUNDS' TRUSTEE/     OUTSIDE DIRECTORSHIPS                     NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
INTERESTED TRUSTEE
John J. Brennan*         Chairman of the      May 1987            Chairman of the Board, Chief                                  147
(1954)                   Board, Chief                             Executive Officer, and Director
                         Executive Officer,                       (Trustee) of Vanguard, and of each of
                         and Trustee                              the investment companies served by
                                                                  Vanguard.

-----------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
Charles D. Ellis         Trustee              January 2001        Applecore Partners (pro bono ventures in                      147
(1937)                                                            education); Senior Advisor to Greenwich
                                                                  Associates (international business strategy
                                                                  consulting); Successor Trustee of Yale
                                                                  University; Overseer of the Stern School of
                                                                  Business at New York University; Trustee of
                                                                  the Whitehead Institute for Biomedical Research.

 Rajiv L. Gupta           Trustee              December 2001      Chairman and Chief Executive Officer                          147
(1945)                                                            of Rohm and Haas Co. (chemicals); Board Member of American
                                                                  Chemistry Council; Director of Tyco International, Ltd.
                                                                  (diversified manufacturing and services) since
                                                                  2005; Trustee of Drexel University and the Chemical
                                                                  Heritage Foundation.

1 Officers of the Funds are "interested persons" as defined in the 1940 Act.

                                              VANGUARD            PRINCIPAL OCCUPATION(S) AND
                         POSITION(S)          FUNDS' TRUSTEE/     OUTSIDE DIRECTORSHIPS                     NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
INDEPENDENT TRUSTEES

Amy Gutmann              Trustee              June 2006           President of the University of Pennsylvania since             147
(1949)                                                            2004; Professor in the School of Arts and Sciences,
                                                                  Annenberg School for Communication, and Graduate
                                                                  School of Education of the University of Pennsylvania
                                                                  since 2004; Provost (2001-2004) and Laurance S.
                                                                  Rockefeller Professor of Politics and the
                                                                  University Center for Human Values (1990-2004),
                                                                  Princeton University; Director of Carnegie Corporation
                                                                  of New York since 2005, and of Schuylkill River Development
                                                                  Corporation and Greater Philadelphia Chamber of Commerce
                                                                  since 2004.

JoAnn Heffernan Heisen   Trustee              July 1998           Corporate Vice President and Chief Global Diversity           147
(1950)                                                            Officer since 2006; Vice President and
                                                                  Chief Information Officer (1997-2005), and
                                                                  Member of the Executive Committee of
                                                                  Johnson & Johnson (pharmaceuticals/consumer
                                                                  products); Director of the University Medical
                                                                  Center at Princeton and Women's Research
                                                                  and Education Institute.

Andre F. Perold          Trustee              December 2004       George Gund Professor of Finance and                          147
(1952)                                                            Banking, Harvard Business School;
                                                                  Senior Associate Dean, Director
                                                                  of Faculty Recruiting, and Chair of
                                                                  Finance Faculty, Harvard Business School;
                                                                  Director and Chairman of UNX, Inc.
                                                                  (equities trading firm) since 2003; Chair of the
                                                                  Investment Committee of HighVista Strategies LLC
                                                                  (private investment firm) since 2005;
                                                                  Director of registered investment companies
                                                                  advised by Merrill Lynch Investment Managers
                                                                  and affiliates (1985-2004); Genbel Securities
                                                                  Limited (South African financial services firm)
                                                                  (1999-2003), Gensec Bank (1999-2003), Sanlam, Ltd.
                                                                  (South African insurance company) (2001-2003), and
                                                                  Stockback, Inc. (credit card firm) (2000-2002).

Alfred M. Rankin, Jr.    Trustee              January 1993        Chairman, President, Chief Executive Officer,                 147
(1941)                                                            and Director of NACCO Industries, Inc.(forklift
                                                                  trucks/housewares/lignite); Director of
                                                                  Goodrich Corporation (industrial products/
                                                                  aircraft systems and services).

J. Lawrence Wilson       Trustee              April 1985          Retired Chairman and Chief Executive Officer                  147
(1936)                                                            of Rohm and Haas Co. (chemicals); Director of
                                                                  Cummins Inc. (diesel engines), MeadWestvaco
                                                                  Corp. (packaging products), and Amerisource
                                                                  Bergen Corp. (pharmaceutical distribution);
                                                                  Trustee of Vanderbilt University and of Culver
                                                                  Educational Foundation.


                                              VANGUARD            PRINCIPAL OCCUPATION(S) AND
                         POSITION(S)          FUNDS' TRUSTEE/     OUTSIDE DIRECTORSHIPS                     NUMBER OF VANGUARD FUNDS
NAME, YEAR OF BIRTH      HELD WITH FUNDS      OFFICER SINCE       DURING THE PAST FIVE YEARS             OVERSEEN BY TRUSTEE/OFFICER
-------------------      ---------------      --------------      --------------------------            ---------------------------
EXECUTIVE OFFICERS

Heidi Stam*              Secretary            July 2005           Managing Director of Vanguard since 2006;                     147
(1956)                                                            General Counsel of Vanguard since 2005; Secretary of
                                                                  Vanguard, and of each of the investment companies served
                                                                  by Vanguard, since 2005; Principal of Vanguard (1997-2006).

Thomas J. Higgins*       Treasurer            July 1998           Principal of Vanguard; Treasurer of each of the               147
(1957)                                                            investment companies served by Vanguard.

*Officers of the Fund are "interested persons" as defined in the 1940 Act.


 The trustees and officers of the Funds will receive no remuneration from the Funds. However, the trustees are also trustees of Vanguard and of the Funds' underlying funds. Each Vanguard member fund pays its independent trustees an annual fee plus a proportionate share of travel and other expenses incurred in attending board meetings. The officers are paid by Vanguard which, in turn, is reimbursed by each Vanguard fund for its proportionate share of officers' salaries and benefits.

 Mr. Ellis is a Senior Advisor to Greenwich Associates, a firm that consults on business strategy to professional financial services organizations in markets around the world. A large number of financial service providers, including Vanguard, subscribe to programs of research-based consulting. During 2005 and 2006, Vanguard paid Greenwich subscription fees amounting to less than $400,000. Vanguard's subscription rates are similar to those of other subscribers.


 Board Committees: The Trust's board has the following committees:

- Audit Committee: This committee oversees the accounting and financial reporting policies, the systems of internal controls, and the independent audits of each fund and Vanguard. All independent trustees serve as members of the committee. The committee held two meetings during the Funds' last fiscal year.

- Compensation Committee: This committee oversees the compensation programs established by each fund and Vanguard for the benefit of their employees, officers, and trustees/directors. All independent trustees serve as members of the committee. The committee held three meetings during the Funds' last fiscal year.

- Nominating Committee: This committee nominates candidates for election to Vanguard's board of directors and the board of trustees of each fund (collectively, the Vanguard boards). The committee also has the authority to recommend the removal of any director or trustee from the Vanguard boards. All independent trustees serve as members of the committee. The committee held five meetings during the Funds' last fiscal year.

 The Nominating Committee will consider shareholder recommendations for trustee nominees. Shareholders may send recommendations to Mr. Rankin, Chairman of the Committee.

OWNERSHIP OF FUND SHARES

All trustees allocate their investments among the various Vanguard funds based on their own investment needs. The following table shows each trustee's ownership of shares of each Fund and of all Vanguard funds served by the trustee as of December 31, 2006.


                                                                                                 AGGREGATE DOLLAR
                                                                                 DOLLAR RANGE   RANGE OF VANGUARD
                                                                               OF FUND SHARES         FUND SHARES
FUND                                                         NAME OF TRUSTEE  OWNED BY TRUSTEE   OWNED BY TRUSTEE
-------------------------------------------------------------------------------------------------------------------
VANGUARD DEVELOPED MARKETS INDEX FUND                        John J. Brennan                --       Over $100,000
                                                            Charles D. Ellis                --       Over $100,000
                                                              Rajiv L. Gupta                --       Over $100,000
                                                                 Amy Gutmann                --       Over $100,000
                                                      JoAnn Heffernan Heisen                --       Over $100,000
                                                             Andre F. Perold     Over $100,000       Over $100,000
                                                       Alfred M. Rankin, Jr.                --       Over $100,000
                                                          J. Lawrence Wilson                --       Over $100,000

VANGUARD INSTITUTIONAL DEVELOPED MARKETS INDEX FUND          John J. Brennan                --       Over $100,000
                                                            Charles D. Ellis                --       Over $100,000
                                                              Rajiv L. Gupta                --       Over $100,000
                                                                 Amy Gutmann                --       Over $100,000
                                                      JoAnn Heffernan Heisen                --       Over $100,000
                                                             Andre F. Perold                --       Over $100,000
                                                       Alfred M. Rankin, Jr.                --       Over $100,000
                                                          J. Lawrence Wilson                --       Over $100,000

VANGUARD LIFESTRATEGY CONSERVATIVE GROWTH FUND               John J. Brennan                --       Over $100,000
                                                            Charles D. Ellis                --       Over $100,000
                                                              Rajiv L. Gupta                --       Over $100,000
                                                                 Amy Gutmann               --        Over $100,000
                                                      JoAnn Heffernan Heisen                --       Over $100,000
                                                             Andre F. Perold                --       Over $100,000
                                                       Alfred M. Rankin, Jr.                --       Over $100,000
                                                          J. Lawrence Wilson                --       Over $100,000

VANGUARD LIFESTRATEGY GROWTH FUND                            John J. Brennan   $10,001-$50,000       Over $100,000
                                                            Charles D. Ellis                --       Over $100,000
                                                              Rajiv L. Gupta                --       Over $100,000
                                                                 Amy Gutmann                --       Over $100,000
                                                      JoAnn Heffernan Heisen                --       Over $100,000
                                                             Andre F. Perold                --       Over $100,000
                                                       Alfred M. Rankin, Jr.                --       Over $100,000
                                                          J. Lawrence Wilson                --       Over $100,000

VANGUARD LIFESTRATEGY INCOME FUND                            John J. Brennan                --       Over $100,000
                                                            Charles D. Ellis                --       Over $100,000
                                                              Rajiv L. Gupta                --       Over $100,000
                                                                 Amy Gutmann                --       Over $100,000
                                                      JoAnn Heffernan Heisen                --       Over $100,000
                                                             Andre F. Perold                --       Over $100,000
                                                       Alfred M. Rankin, Jr.                --       Over $100,000
                                                          J. Lawrence Wilson                --       Over $100,000


                                                                                                  AGGREGATE DOLLAR
                                                                                  DOLLAR RANGE   RANGE OF VANGUARD
                                                                                OF FUND SHARES         FUND SHARES
FUND                                                          NAME OF TRUSTEE  OWNED BY TRUSTEE   OWNED BY TRUSTEE
------------------------------------------------------------------------------------------------------------------

VANGUARD LIFESTRATEGY MODERATE GROWTH FUND                    John J. Brennan               --       Over $100,000
                                                             Charles D. Ellis               --       Over $100,000
                                                               Rajiv L. Gupta               --       Over $100,000
                                                                  Amy Gutmann               --       Over $100,000
                                                       JoAnn Heffernan Heisen               --       Over $100,000
                                                              Andre F. Perold               --       Over $100,000
                                                        Alfred M. Rankin, Jr.               --       Over $100,000
                                                           J. Lawrence Wilson               --       Over $100,000

VANGUARD STAR FUND                                            John J. Brennan               --       Over $100,000
                                                             Charles D. Ellis               --       Over $100,000
                                                               Rajiv L. Gupta               --       Over $100,000
                                                                  Amy Gutmann               --       Over $100,000
                                                       JoAnn Heffernan Heisen               --       Over $100,000
                                                              Andre F. Perold               --       Over $100,000
                                                        Alfred M. Rankin, Jr.               --       Over $100,000
                                                           J. Lawrence Wilson               --       Over $100,000

VANGUARD TOTAL INTERNATIONAL STOCK INDEX FUND                 John J. Brennan               --       Over $100,000
                                                             Charles D. Ellis               --       Over $100,000
                                                               Rajiv L. Gupta               --       Over $100,000
                                                                  Amy Gutmann               --       Over $100,000
                                                       JoAnn Heffernan Heisen               --       Over $100,000
                                                              Andre F. Perold               --       Over $100,000
                                                        Alfred M. Rankin, Jr.               --       Over $100,000
                                                           J. Lawrence Wilson               --       Over $100,000



 As of January 31, 2007, the trustees and executive officers of the funds owned, in the aggregate, less than 1% of each class of each fund's outstanding shares.

 As of January 31, 2007, those listed below owned of record 5% or more of each class' outstanding shares:

Vanguard Developed Markets Index Fund: Charles Schwab & Co Inc, SanFrancisco, CA (10.00%); Vanguard Institutional Developed Markets Index Fund: Qualcomm Incorporated, San Diego, CA (8.60%), Northern Trust Company, Chicago, IL (5.23%); Vanguard Total International Stock Index Fund: Star Fund Growth Portfolio, Valley Forge, PA (6.585).



PORTFOLIO HOLDINGS DISCLOSURE POLICIES AND PROCEDURES


INTRODUCTION


Vanguard and the Boards of Trustees of the Vanguard funds (Boards) have adopted Portfolio Holdings Disclosure Policies and Procedures (Policies and Procedures) to govern the disclosure of the portfolio holdings of each Vanguard fund. Vanguard and the Boards considered each of the circumstances under which Vanguard fund portfolio holdings may be disclosed to different categories of persons under the Policies and Procedures. Vanguard and the Boards also considered actual and potential material conflicts that could arise in such circumstances between the interests of Vanguard fund shareholders, on the one hand, and those of the fund's investment advisor, distributor, or any affiliated person of the fund, its investment advisor, or its distributor, on the other. After giving due consideration to such matters and after the exercise of their fiduciary duties and reasonable business judgment, Vanguard and the Boards determined that the Vanguard funds have a legitimate business purpose for disclosing portfolio holdings to the persons described in each of the circumstances set forth in the Policies and Procedures and that the Policies and Procedures are reasonably designed to ensure that disclosure of portfolio holdings and information about portfolio holdings is in the best interests of fund shareholders and appropriately addresses the potential for material conflicts of interest.



 The Boards exercise continuing oversight of the disclosure of Vanguard fund portfolio holdings by (1) overseeing the implementation and enforcement of the Policies and Procedures, the Code of Ethics, and the Policies and Procedures Designed to Prevent the Misuse of Inside Information (collectively, the portfolio holdings governing policies) by the Chief Compliance Officer of Vanguard and the Vanguard funds; (2) considering reports and recommendations by the Chief Compliance Officer concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act and Rule

206(4)-7 under the Investment Advisers Act of 1940) that may arise in connection with any portfolio holdings governing policies; and (3) considering whether to approve or ratify any amendment to any portfolio holdings governing policies. Vanguard and the Boards reserve the right to amend the Policies and Procedures at any time and from time to time without prior notice in their sole discretion. For purposes of the Policies and Procedures, the term "portfolio holdings" means the equity and debt securities (e.g., stocks and bonds) held by a Vanguard fund and does not mean the cash investments, derivatives, and other investment positions (collectively, other investment positions) held by the fund.


ONLINE DISCLOSURE OF TEN LARGEST STOCK HOLDINGS


Each of the Vanguard equity funds and Vanguard balanced funds generally will seek to disclose the fund's ten largest stock portfolio holdings and the percentages that each of these ten largest stock portfolio holdings represent of the fund's total assets as of the most recent calendar-quarter-end (quarter-end ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 15 calendar days after the end of the calendar quarter. In addition, those funds generally will seek to disclose the fund's ten largest stock portfolio holdings as of the most recent month-end (month-end ten largest stock holdings, and together with quarter-end ten largest stock holdings, ten largest stock holdings) online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 10 business days after the end of the month. Online disclosure of the ten largest stock holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons.


ONLINE DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS


Each of the Vanguard funds, excluding Vanguard money market funds, generally will seek to disclose the fund's complete portfolio holdings (complete portfolio holdings) as of the most recent calendar-quarter-end online at www.vanguard.com in the "Holdings" section of the fund's Profile page, 30 calendar days after the end of the calendar quarter. Online disclosure of complete portfolio holdings is made to all categories of persons, including individual investors, institutional investors, intermediaries, third-party service providers, rating and ranking organizations, affiliated persons of a Vanguard fund, and all other persons. Vanguard's Portfolio Review Department will review complete portfolio holdings before online disclosure is made as described above and, after consultation with a Vanguard fund's investment advisor, may withhold any portion of the fund's complete portfolio holdings from online disclosure as described above when deemed to be in the best interests of the fund.


DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO SERVICE PROVIDERS SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard, for legitimate business purposes, may disclose Vanguard fund complete portfolio holdings at times it deems necessary and appropriate to rating and ranking organizations, financial printers, proxy voting service providers, pricing information vendors, third-parties that deliver analytical, statistical, or consulting services, and other third parties that provide services (collectively, Service Providers) to Vanguard, Vanguard subsidiaries, and/or the Vanguard funds. Disclosure of complete portfolio holdings to a Service Provider is conditioned on the Service Provider being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information.

 The frequency with which complete portfolio holdings may be disclosed to a Service Provider, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the Service Provider, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to a Service Provider varies and may be as frequent as daily, with no lag. Disclosure of Vanguard fund complete portfolio holdings by Vanguard to a Service Provider must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department. Any disclosure of Vanguard fund complete portfolio holdings to a Service Provider as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives.

 As of October 31, 2006, Vanguard fund complete portfolio holdings are disclosed to the following Service Providers as part of ongoing arrangements that serve legitimate business purposes: Advisor Software, Inc., Alcom Printing Group Inc., Apple Press, L.C., Automatic Data Processing, Inc., Brown Brothers Harriman & Co., FactSet Research Systems Inc., Intelligencer Printing Company, Investment Technology Group, Inc., McMunn Associates Inc., Moore Wallace Inc., Pitney Bowes Management Services, Reuters America Inc., State Street Investment Manager Solutions, Triune Color Corporation, and Tursack Printing Inc.

DISCLOSURE OF COMPLETE PORTFOLIO HOLDINGS TO VANGUARD AFFILIATES AND CERTAIN FIDUCIARIES SUBJECT TO CONFIDENTIALITY AND TRADING RESTRICTIONS


Vanguard fund complete portfolio holdings may be disclosed between and among the following persons (collectively, Affiliates and Fiduciaries) for legitimate business purposes within the scope of their official duties and responsibilities, subject to such persons' continuing legal duty of confidentiality and legal duty not to trade on the basis of any material nonpublic information, as such duties are imposed under the Code of Ethics, the Policies and Procedures Designed to Prevent the Misuse of Inside Information, by agreement, or under applicable laws, rules, and regulations: (1) persons who are subject to the Code of Ethics or the Policies and Procedures Designed to Prevent the Misuse of Inside Information; (2) an investment advisor, distributor, administrator, transfer agent, or custodian to a Vanguard fund; (3) an accounting firm, an auditing firm or outside legal counsel retained by Vanguard, a Vanguard subsidiary, or a Vanguard fund; (4) an investment advisor to whom complete portfolio holdings are disclosed for due diligence purposes when the advisor is in merger or acquisition talks with a Vanguard fund's current advisor; and (5) a newly hired investment advisor or sub-advisor to whom complete portfolio holdings are disclosed prior to the time it commences its duties.


 The frequency with which complete portfolio holdings may be disclosed between and among Affiliates and Fiduciaries, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed between and among the Affiliates and Fiduciaries, is determined by such Affiliates and Fiduciaries based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure between and among Affiliates and Fiduciaries varies and may be as frequent as daily, with no lag. Any disclosure of Vanguard fund complete portfolio holdings to any Affiliates and Fiduciaries as previously described may also include a list of the other investment positions that make up the fund, such as cash investments and derivatives. Disclosure of Vanguard fund complete portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund to Affiliates and Fiduciaries must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 As of October 31, 2006, Vanguard fund complete portfolio holdings are disclosed to the following Affiliates and Fiduciaries as part of ongoing arrangements that serve legitimate business purposes: Vanguard and each investment advisor, custodian, and independent registered public accounting firm identified in this Statement of Additional Information.



DISCLOSURE OF PORTFOLIO HOLDINGS TO BROKER-DEALERS IN THE NORMAL COURSE OF MANAGING A FUND'S ASSETS


An investment advisor, administrator, or custodian for a Vanguard fund may, for legitimate business purposes within the scope of its official duties and responsibilities, disclose portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up the fund to one or more broker-dealers during the course of, or in connection with, normal day-to-day securities and derivatives transactions with or through such broker-dealers subject to the broker-dealer's legal obligation not to use or disclose material nonpublic information concerning the fund's portfolio holdings, other investment positions, securities transactions, or derivatives transactions without the consent of the fund or its agents. The Vanguard funds have not given their consent to any such use or disclosure and no person or agent of Vanguard is authorized to give such consent except as approved in writing by the Boards of the Vanguard funds. Disclosure of portfolio holdings or other investment positions by Vanguard to broker-dealers must be authorized by a Vanguard fund officer or a Principal of Vanguard.



DISCLOSURE OF NON-MATERIAL INFORMATION


The Policies and Procedures permit Vanguard fund officers, Vanguard fund portfolio managers, and other Vanguard representatives (collectively, Approved Vanguard Representatives) to disclose any views, opinions, judgments, advice, or commentary, or any analytical, statistical, performance, or other information, in connection with or relating to a Vanguard fund or its portfolio holdings and/or other investment positions (collectively, commentary and analysis) or any changes in the portfolio holdings of a Vanguard fund that occurred after the most recent calendar-quarter end (recent portfolio changes) to any person if (1) such disclosure serves a legitimate business purpose, (2) such disclosure does not effectively result in the disclosure of the complete portfolio holdings of any Vanguard fund (which can be disclosed only in accordance with the Policies and Procedures), and (3) such information does not constitute material nonpublic information. Disclosure of commentary and analysis or recent portfolio changes by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund must be authorized by a Vanguard fund officer or a Principal of Vanguard.


 An Approved Vanguard Representative must make a good faith determination whether the information constitutes material nonpublic information, which involves an assessment of the particular facts and circumstances. Vanguard believes that in most cases recent portfolio changes that involve a few or even several securities in a diversified portfolio or commentary and analysis would be immaterial and would not convey any advantage to a recipient in making an investment decision concerning a Vanguard fund. Nonexclusive examples of commentary and analysis about a Vanguard fund include (1) the allocation of the fund's portfolio holdings and other investment positions among various asset classes, sectors, industries, and countries; (2) the characteristics of the stock and bond components of the fund's portfolio holdings and other investment positions; (3) the attribution of fund returns by asset class, sector, industry, and country; and (4) the volatility characteristics of the fund. An Approved Vanguard Representative may in its sole discretion determine whether to deny any request for information made by any person, and may do so for any reason or for no reason. "Approved Vanguard Representatives" include, for purposes of the Policies and Procedures, persons employed by or associated with Vanguard or a subsidiary of Vanguard who have been authorized by Vanguard's Portfolio Review Department to disclose recent portfolio changes and/or commentary and analysis in accordance with the Policies and Procedures.


 As of October 31, 2006, Vanguard non-material portfolio holdings information is disclosed to KPMG, LLP, and R.V. Kuhns & Associates.



DISCLOSURE OF PORTFOLIO HOLDINGS RELATED INFORMATION TO THE ISSUER OF A SECURITY FOR LEGITIMATE BUSINESS PURPOSES


Vanguard, in its sole discretion, may disclose portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security if the issuer presents, to the satisfaction of Fund Financial Services, convincing evidence that the issuer has a legitimate business purpose for such information. Disclosure of this information to an issuer is conditioned on the issuer being subject to a written agreement imposing a duty of confidentiality, including a duty not to trade on the basis of any material nonpublic information. The frequency with which portfolio holdings information concerning a security may be disclosed to the issuer of such security, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed to the issuer, is determined based on the facts and circumstances, including, without limitation, the nature of the portfolio holdings information to be disclosed, the risk of harm to the funds and their shareholders, and the legitimate business purposes served by such disclosure. The frequency of disclosure to an issuer cannot be determined in advance of a specific request and will vary based upon the particular facts and circumstances and the legitimate business purposes, but in unusual situations could be as frequent as daily, with no lag. Disclosure of portfolio holdings information concerning a security held by one or more Vanguard funds to the issuer of such security must be authorized by a Vanguard fund officer or a Principal in Vanguard's Portfolio Review or Legal Department.


DISCLOSURE OF PORTFOLIO HOLDINGS AS REQUIRED BY APPLICABLE LAW


Vanguard fund portfolio holdings (whether partial portfolio holdings or complete portfolio holdings) and other investment positions that make up a fund shall be disclosed to any person as required by applicable laws, rules, and regulations. Examples of such required disclosure include, but are not limited to, disclosure of Vanguard fund portfolio holdings (1) in a filing or submission with the SEC or another regulatory body, (2) in connection with seeking recovery on defaulted bonds in a federal bankruptcy case, (3) in connection with a lawsuit, or (4) as required by court order. Disclosure of portfolio holdings or other investment positions by Vanguard, Vanguard Marketing Corporation, or a Vanguard fund as required by applicable laws, rules, and regulations must be authorized by a Vanguard fund officer or a Principal of Vanguard.



PROHIBITIONS ON DISCLOSURE OF PORTFOLIO HOLDINGS


No person is authorized to disclose Vanguard fund portfolio holdings or other investment positions (whether online at www.vanguard.com, in writing, by fax, by e-mail, orally, or by other means) except in accordance with the Policies and Procedures. In addition, no person is authorized to make disclosure pursuant to the Policies and Procedures if such disclosure is otherwise unlawful under the antifraud provisions of the federal securities laws (as defined in Rule
38a-1 under the 1940 Act). Furthermore, Vanguard's management, in its sole discretion, may determine not to disclose portfolio holdings or other investment positions that make up a Vanguard fund to any person who would otherwise be eligible to receive such information under the Policies and Procedures, or may determine to make such disclosures publicly as provided by the Policies and Procedures.



PROHIBITIONS ON RECEIPT OF COMPENSATION OR OTHER CONSIDERATION


The Policies and Procedures prohibit a Vanguard fund, its investment advisor, and any other person to pay or receive any compensation or other consideration of any type for the purpose of obtaining disclosure of Vanguard fund portfolio holdings or other investment positions. "Consideration" includes any agreement to maintain assets in the fund or in other investment companies or accounts managed by the investment advisor or by any affiliated person of the investment advisor.


                          INVESTMENT ADVISORY SERVICES


The Funds do not employ an investment advisor. The allocation of each Fund's assets among the underlying Vanguard funds is made by officers of the Funds pursuant to instructions of the Funds' board of trustees and in conformity with each Fund's investment objective, strategies, and policies. The Declaration of Trust authorizes the trustees to retain an investment advisor if they determine that such action is in the best interests of the shareholders of each Fund. The trustees have no present intention to retain an investment advisor for any of the Funds. A Fund could not retain an investment advisor without first obtaining shareholder approval.


 The Funds benefit from the investment advisory services provided to the underlying Vanguard funds and, as shareholders of those funds, indirectly bear a proportionate share of those funds' advisory fees. The underlying funds receive their investment advisory services from a variety of advisory firms. For more information about the firms providing investment advisory services to the underlying Vanguard funds, please refer to each fund's Statement of Additional Information.


                             PORTFOLIO TRANSACTIONS


 Each Fund will purchase and sell the principal portion of its securities (i.e., shares of the underlying Vanguard funds) by dealing directly with the issuer of the underlying funds. As such, the Funds incur no brokerage commissions.



                            PROXY VOTING GUIDELINES


The Board of Trustees (the Board) of each Vanguard fund that invests in stocks has adopted proxy voting procedures and guidelines to govern proxy voting by the fund. The Board has delegated oversight of proxy voting to the Proxy Oversight Committee (the Committee), composed of senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund, and subject to the operating procedures and guidelines described below. The Committee reports directly to the Board. Vanguard is subject to these guidelines to the extent the guidelines call for Vanguard to administer the voting process and implement the resulting voting decisions, and for these purposes have been approved by the Board of Directors of Vanguard.



 The overarching objective in voting is simple: to support proposals and director nominees that maximize the value of a fund's investments--and those of fund shareholders--over the long term. While the goal is simple, the proposals the funds receive are varied and frequently complex. As such, the guidelines adopted by the Board provide a rigorous framework for assessing each proposal. Under the guidelines, each proposal must be evaluated on its merits, based on the particular facts and circumstances as presented.


 For ease of reference, the procedures and guidelines often refer to all funds, however, our processes and practices seek to ensure that proxy voting decisions are suitable for individual funds. For most proxy proposals, particularly those involving corporate governance, the evaluation will result in the same position being taken across all of the funds and the funds voting as a block. In some cases, however, a fund may vote differently, depending upon the nature and objective of the fund, the composition of its portfolio and other factors.


 The guidelines do not permit the Board to delegate voting responsibility to a third party that does not serve as a fiduciary for the funds. Because many factors bear on each decision, the guidelines incorporate factors the Committee should consider in each voting decision. A fund may refrain from voting if that would be in the fund's and its shareholders' best interests. These circumstances may arise, for example, when the expected cost of voting exceeds the expected benefits of voting, or exercising the vote results in the imposition of trading or other restrictions.


 In evaluating proxy proposals, we consider information from many sources, including but not limited to the investment advisor for the fund, management or shareholders of a company presenting a proposal, and independent proxy research services. We will give substantial weight to the recommendations of the company's board, absent guidelines or other specific facts that would support a vote against management. In all cases, however, the ultimate decision rests with the members of the Proxy Oversight Committee, who are accountable to the fund's Board.

 While serving as a framework, the following guidelines cannot contemplate all possible proposals with which a fund may be presented. In the absence of a specific guideline for a particular proposal (e.g., in the case of a transactional issue or contested proxy), the Committee will evaluate the issue and cast the fund's vote in a manner that, in the Committee's view, will maximize the value of the fund's investment, subject to the individual circumstances of the fund.


I. THE BOARD OF DIRECTORS


A. ELECTION OF DIRECTORS


Good governance starts with a majority-independent board, whose key committees are comprised entirely of independent directors. As such, companies should attest to the independence of directors who serve on the Compensation, Nominating, and Audit committees. In any instance in which a director is not categorically independent, the basis for the independence determination should be clearly explained in the proxy statement.


 While the funds will generally support the board's nominees, the following factors will be taken into account in determining each fund's vote:



FACTORS FOR APPROVAL                                           FACTORS AGAINST APPROVAL
--------------------                                           ------------------------
Nominated slate results in board comprised of a majority of    Nominated slate results in board comprised of a majority of non-
independent directors.                                         independent directors.

All members of Audit, Nominating, and Compensation             Audit, Nominating, and/or Compensation committees include non-
committees are independent of management.                      independent members.

                                                               Incumbent board member failed to attend at least 75% of meetings in the previous year.

                                                               Actions of committee(s) on which nominee serves are inconsistent with other guidelines (e.g., excessive option grants, substantial non-audit fees, lack of board independence).

B. CONTESTED DIRECTOR ELECTIONS


In the case of contested board elections, we will evaluate the nominees' qualifications, the performance of the incumbent board, as well as the rationale behind the dissidents' campaign, to determine the outcome that we believe will maximize shareholder value.


C. CLASSIFIED BOARDS


The funds will generally support proposals to declassify existing boards (whether proposed by management or shareholders), and will block efforts by companies to adopt classified board structures, in which only part of the board is elected each year.


II. APPROVAL OF INDEPENDENT AUDITORS


The relationship between the company and its auditors should be limited primarily to the audit, although it may include certain closely related activities that do not, in the aggregate, raise any appearance of impaired independence. The funds will generally support management's recommendation for the ratification of the auditor, except in instances where audit and audit-related fees make up less than 50% of the total fees paid by the company to the audit firm. We will evaluate on a case-by-case basis instances in which the audit firm has a substantial non-audit relationship with the company (regardless of its size relative to the audit fee) to determine whether independence has been compromised.


III. COMPENSATION ISSUES


A. STOCK-BASED COMPENSATION PLANS


Appropriately designed stock-based compensation plans, administered by an independent committee of the board and approved by shareholders, can be an effective way to align the interests of long-term shareholders and the interests of management, employees, and directors. Conversely, the funds oppose plans that substantially dilute their ownership interest in the company, provide participants with excessive awards, or have inherently objectionable structural features.

 An independent compensation committee should have significant latitude to deliver varied compensation to motivate the company's employees. However, we will evaluate compensation proposals in the context of several factors (a company's industry, market capitalization, competitors for talent, etc.) to determine whether a particular plan or proposal balances the perspectives of employees and the company's other shareholders. We will evaluate each proposal on a case-by-case basis, taking all material facts and circumstances into account.


 The following factors will be among those considered in evaluating these proposals.



FACTORS FOR APPROVAL                                                     FACTORS AGAINST APPROVAL
--------------------                                                     ------------------------
Company requires senior executives to hold a minimum amount of company   Total potential dilution (including all stock-based plans)
stock (frequently expressed as a multiple of salary).                    shares outstanding.

Company requires stock acquired through option exercise to be held for   Annual option grants have exceeded 2% of shares
a certain period of time.                                                outstanding.

Compensation program includes performance-vesting awards, indexed        Plan permits repricing or replacement of options without
options or other performance-linked grants.                              shareholder approval.

Concentration of option grants to senior executives is limited           Plan provides for the issuance of reload options.
(indicating that the plan is very broad-based).

Stock-based compensation is clearly used as a substitute for cash in     Plan contains automatic share replenishment (evergreen)
delivering market-competitive total pay.                                 feature.


B. BONUS PLANS


Bonus plans, which must be periodically submitted for shareholder approval to qualify for deductibility under Section 162(m) of the IRC, should have clearly defined performance criteria and maximum awards expressed in dollars. Bonus plans with awards that are excessive, in both absolute terms and relative to a comparative group, generally will not be supported.


C. EMPLOYEE STOCK PURCHASE PLANS


The funds will generally support the use of employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and that shares reserved under the plan comprise less than 5% of the outstanding shares.


D. EXECUTIVE SEVERANCE AGREEMENTS (GOLDEN PARACHUTES)


While executives' incentives for continued employment should be more significant than severance benefits, there are instances--particularly in the event of a change in control--in which severance arrangements may be appropriate. Severance benefits triggered by a change in control that do not exceed three times an executive's salary and bonus may generally be approved by the compensation committee of the board without submission to shareholders. Any such arrangement under which the beneficiary receives more than three times salary and bonus--or where severance is guaranteed absent a change in control--should be submitted for shareholder approval.


IV. CORPORATE STRUCTURE AND SHAREHOLDER RIGHTS


The exercise of shareholder rights, in proportion to economic ownership, is a fundamental privilege of stock ownership that should not be unnecessarily limited. Such limits may be placed on shareholders' ability to act by corporate charter or by-law provisions, or by the adoption of certain takeover provisions. In general, the market for corporate control should be allowed to function without undue interference from these artificial barriers.


 The funds' positions on a number of the most commonly presented issues in this area are as follows:


A. SHAREHOLDER RIGHTS PLANS (POISON PILLS)


A company's adoption of a so-called poison pill effectively limits a potential acquirer's ability to buy a controlling interest without the approval of the target's board of directors. Such a plan, in conjunction with other takeover defenses, may serve to entrench incumbent management and directors. However, in other cases, a poison pill may force a suitor to negotiate with the board and result in the payment of a higher acquisition premium.


 In general, shareholders should be afforded the opportunity to approve shareholder rights plans within a year of their adoption. This provides the board with the ability to put a poison pill in place for legitimate defensive purposes, subject to subsequent approval by shareholders. In evaluating the approval of proposed shareholder rights plans, we will consider the following factors:



FACTORS FOR APPROVAL                           FACTORS AGAINST APPROVAL
--------------------                           ------------------------
Plan is relatively short-term (3-5 years).     Plan is long term (>5 years).

Plan requires shareholder approval             Renewal of plan is automatic or does not require shareholder approval.
for renewal.

Plan incorporates review by a committee        Ownership trigger is less than 15%.
of independent directors at least
every three years (so-called TIDE
provisions).

Plan includes permitted bid/qualified offer    Classified board.
feature (chewable pill) that mandates
shareholder vote in certain situations.

Ownership trigger is reasonable (15-20%).      Board with limited independence.

Highly independent, non-classified board.

B. CUMULATIVE VOTING


The funds are generally opposed to cumulative voting under the premise that it allows shareholders a voice in director elections that is disproportionate to their economic investment in the corporation.


C. SUPERMAJORITY VOTE REQUIREMENTS


The funds support shareholders' ability to approve or reject matters presented for a vote based on a simple majority. Accordingly, the funds will support proposals to remove supermajority requirements and oppose proposals to impose them.


D. RIGHT TO CALL MEETINGS AND ACT BY WRITTEN CONSENT


The funds support shareholders' right to call special meetings of the board (for good cause and with ample representation) and to act by written consent. The funds will generally vote for proposals to grant these rights to shareholders and against proposals to abridge them.


E. CONFIDENTIAL VOTING


The integrity of the voting process is enhanced substantially when shareholders (both institutions and individuals) can vote without fear of coercion or retribution based on their votes. As such, the funds support proposals to provide confidential voting.


F. DUAL CLASSES OF STOCK


We are opposed to dual class capitalization structures that provide disparate voting rights to different groups of shareholders with similar economic investments. We will oppose the creation of separate classes with different voting rights and will support the dissolution of such classes.


V. CORPORATE AND SOCIAL POLICY ISSUES


Proposals in this category, initiated primarily by shareholders, typically request that the company disclose or amend certain business practices. The Board generally believes that these are "ordinary business matters" that are primarily the responsibility of management and should be evaluated and approved solely by the corporation's board of directors. Often, proposals may address concerns with which the Board philosophically agrees, but absent a compelling economic impact on shareholder value (e.g., proposals to require expensing of stock options), the funds will typically abstain from voting on these proposals. This reflects the belief that regardless of our philosophical perspective on the issue, these decisions should be the province of company management unless they have a significant, tangible impact on the value of a fund's investment and management is not responsive to the matter.


VI. VOTING IN FOREIGN MARKETS


Corporate governance standards, disclosure requirements, and voting mechanics vary greatly among the markets outside the United States in which the funds may invest. Each fund's votes will be used, where applicable, to advocate for improvements in governance and disclosure by each fund's portfolio companies. We will evaluate issues presented to shareholders for each fund's foreign holdings in the context with the guidelines described above, as well as local market standards and best practices. The funds will cast their votes in a manner believed to be philosophically consistent with these guidelines, while taking into account differing practices by market. In addition, there may be instances in which the funds elect not to vote, as described below.


 Many foreign markets require that securities be "blocked" or reregistered to vote at a company's meeting. Absent an issue of compelling economic importance, we will generally not subject the fund to the loss of liquidity imposed by these requirements.


 The costs of voting (e.g., custodian fees, vote agency fees) in foreign markets may be substantially higher than for U.S. holdings. As such, the fund may limit its voting on foreign holdings in instances where the issues presented are unlikely to have a material impact on shareholder value.


VII. VOTING ON A FUND'S HOLDINGS OF OTHER VANGUARD FUNDS


Certain Vanguard funds (owner funds) may, from time to time, own shares of other Vanguard funds (underlying funds). If an underlying fund submits a matter to a vote of its shareholders, votes for and against such matters on behalf of the owner funds will be cast in the same proportion as the votes of the other shareholders in the underlying fund.


VIII. THE PROXY VOTING GROUP


The Board has delegated the day-to-day operations of the funds' proxy voting process to the Proxy Voting Group, which the Committee oversees. While most votes will be determined, subject to the individual circumstances of each fund, by reference to the guidelines as separately adopted by each of the funds, there may be circumstances when the Proxy Voting Group will refer proxy issues to the Committee for consideration. In addition, at any time, the Board has the authority to vote proxies, when, in the Board's or the Committee's discretion, such action is warranted.


 The Proxy Voting Group performs the following functions: (1) managing proxy voting vendors; (2) reconciling share positions; (3) analyzing proxy proposals using factors described in the guidelines; (4) determining and addressing potential or actual conflicts of interest that may be presented by a particular proxy; and (5) voting proxies. The Proxy Voting Group also prepares periodic and special reports to the Board, and any proposed amendments to the procedures and guidelines.


IX. THE PROXY OVERSIGHT COMMITTEE


The Board, including a majority of the independent trustees, appoints the members of the Committee who are senior officers of Vanguard, a majority of whom are also officers of each Vanguard fund.


 The Committee does not include anyone whose primary duties include external client relationship management or sales. This clear separation between the proxy voting and client relationship functions is intended to eliminate any potential conflict of interest in the proxy voting process. In the unlikely event that a member of the Committee believes he or she might have a conflict of interest regarding a proxy vote, that member must recuse him or herself from the committee meeting at which the matter is addressed, and not participate in the voting decision.


 The Committee works with the Proxy Voting Group to provide reports and other guidance to the Board regarding proxy voting by the funds. The Committee has an obligation to conduct its meetings and exercise its decision-making authority subject to the fiduciary standards of good faith, fairness and Vanguard's Code of Ethics. The Committee shall authorize proxy votes that the Committee determines, in its sole discretion, to be in the best interests of each fund's shareholders. In determining how to apply the guidelines to a particular factual situation, the Committee may not take into account any interest that would conflict with the interest of fund shareholders in maximizing the value of their investments.


 The Board may review these procedures and guidelines and modify them from time to time. The procedures and guidelines are available on Vanguard's website at www.vanguard.com.


 You may obtain a free copy of a report that details how the funds voted the proxies relating to the portfolio securities held by the funds for the prior 12-month period ended June 30 by logging on to Vanguard's internet site, at www.vanguard.com, or the SEC's website at www.sec.gov.


 The Funds own shares of other Vanguard funds. If an underlying Vanguard fund calls a shareholder meeting for the purpose of soliciting proxies, a Fund will vote its shares in the underlying fund in the same proportion as the votes of other shareholders in the underlying fund.

                              FINANCIAL STATEMENTS


Each Fund's Financial Statements for the fiscal year ended October 31, 2006, appearing in the Funds' 2006 Annual Reports to Shareholders, and the reports thereon of PricewaterhouseCoopers LLP, an independent registered public accounting firm, also appearing therein, are incorporated by reference in this Statement of Additional Information. For a more complete discussion of each Fund's performance, please see the Funds' Annual and Semiannual Reports to Shareholders, which may be obtained without charge.


                                LEGAL DISCLAIMER


EACH FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MORGAN STANLEY CAPITAL INTERNATIONAL INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY VANGUARD. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE OWNERS OF EACH FUND OR ANY MEMBER OF THE PUBLIC REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNER OF THESE FUNDS. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUERS OR OWNERS OF THESE FUNDS INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY WHICH THESE FUNDS ARE REDEEMABLE FOR CASH. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE OWNERS OF THESE FUNDS IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.


 ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES WHICH MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, LICENSEE'S CUSTOMERS OR COUNTERPARTIES, ISSUERS OF THESE FUNDS, OWNERS OF THESE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE RIGHTS LICENSED HEREUNDER OR FOR ANY OTHER USE. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO ANY MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING WITHOUT LIMITATION LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.


 NO PURCHASER, SELLER OR HOLDER OF A SECURITY, PRODUCT OR FUND, OR ANY OTHER PERSON OR ENTITY, SHOULD USE OR REFER TO ANY MSCI TRADE NAME, TRADEMARK OR SERVICE MARK TO SPONSOR, ENDORSE, MARKET OR PROMOTE THE SECURITY WITHOUT FIRST CONTACTING MSCI TO DETERMINE WHETHER MSCI'S PERMISSION IS REQUIRED. UNDER NO CIRCUMSTANCES MAY ANY PERSON OR ENTITY CLAIM ANY AFFILIATION WITH MSCI WITHOUT THE PRIOR WRITTEN PERMISSION OF MSCI.

                                                                   SAI056 022007

                                     PART C

                              VANGUARD STAR FUNDS
                               OTHER INFORMATION


ITEM 23. EXHIBITS

(a) Declaration of Trust, filed on December 23, 2002, Post-Effective Amendment No. 34, is hereby incorporated by reference.
(b) By-Laws, filed on February 11, 2002, Post-Effective Amendment No. 32, are hereby incorporated by reference.
(c) Instruments Defining Rights of Securities Holders, Reference is made to Articles III and V of the Registrant's Amended and Restated Agreement and Declaration of Trust, incorporated by reference in Item 23(a) of this post-effective amendment.
(d)    Investment Advisory Contracts, not applicable.
(e)    Underwriting Contracts, not applicable.
(f) Bonus or Profit Sharing Contracts, reference is made to the section entitled "Management of the Funds" in the Registrant's Statement of Additional Information.
(g) Custodian Agreements, for JP Morgan Chase Bank filed on December 10, 2004, Post-Effective Amendment No. 40; and for U.S. Bank, N.A., filed on February 17, 2006, Post-Effective Amendment No. 43, are hereby incorporated by reference.
(h) Other Material Contracts, Special Servicing Agreement, filed on February 18, 2004, Post-Effective Amendment No. 39, is hereby incorporated by reference.
(i)    Legal Opinion, not applicable.

(j) Consent of Independent Registered Public Accounting Firm, is filed herewith.

(k)    Omitted Financial Statements, not applicable.
(l)    Initial Capital Agreements, not applicable.
(m)    Rule 12(b)-1 Plan, not applicable.

(n)    Rule 18f-3 Plan, not applicable.

(o)    Reserved.

(p)    Code of Ethics, is filed herewith.


ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Registrant is not controlled by or under common control with any person.


ITEM 25. INDEMNIFICATION

The Registrant's organizational documents contain provisions indemnifying Trustees and officers against liability incurred in their official capacity.
Article VII, Section 2 of the Declaration of Trust provides that the Registrant may indemnify and hold harmless each and every Trustee and officer from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to the performance of his or her duties as a Trustee or officer. However, this provision does not cover any liability to which a Trustee or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Article VI of the By-Laws generally provides that the Registrant shall indemnify its Trustees and officers from any liability arising out of their past or present service in that capacity. Among other things, this provision excludes any liability arising by reason of willful misfeasance, bad faith, gross negligence, or the reckless disregard of the duties involved in the conduct of the Trustee's or officer's office with the Registrant.


ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The Funds have no Investment Adviser.

ITEM 27. PRINCIPAL UNDERWRITERS

(a)Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., is the principal underwriter of each fund within the Vanguard group of investment companies, a family of 36 investment companies with more than 140 funds.

(b)The principal business address of each named director and officer of Vanguard Marketing Corporation is 100 Vanguard Boulevard, Malvern, PA 19355.



Name with Funds             Positions and Office with Underwriter                   Positions and Office
---------------------------------------------------------------------------------------------------------------------
R. Gregory Barton           Director and Senior Vice President                      None
John J. Brennan             Director                                                Trustee, Chairman, President, and
                                                                                    Chief Executive Officer
Mortimer J. Buckley         Director and Senior Vice President                      None
F. William McNabb III       Director and Senior Vice President                      None
Michael S. Miller           Director and Managing Director                          None
Ralph K Packard             Director                                                None
George U. Sauter            Director, Vice President, and General Counsel           None
Heidi Stam                  Director, Vice President, and General Counsel           Secretary
Richard D. Carpenter        Treasurer                                               None
David L. Cermak             Principal                                               None
Joseph Colaizzo             Financial and Operations Principal and Assistant        None
                            Treasurer
Patti Colby                 Principal                                               None
Amy B. Cooper               Secretary                                               None
Sean P. Hagerty             Principal                                               None
A. Kimberly Lynch           Assistant Treasurer                                     None
Brian P. McCarthy           Senior Registered Options Principal                     None
Deborah McCracken           Assistant Secretary                                     None
Miranda O'Keefe             Compliance Registered Options Principal                 None
Joseph F. Miele             Registered Municipal Securities Principal               None
Jane K. Myer                Principal                                               None
Pauline C. Scalvino         Chief Compliance Officer                                Chief Compliance
officer




(c)Not Applicable.


ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

The books, accounts, and other documents required to be maintained by Section 31
(a) of the Investment Company Act and the rules promulgated thereunder will be maintained at the offices of the Registrant, 100 Vanguard Boulevard, Malvern, PA 19355; the Registrant's Transfer Agent, The Vanguard Group, Inc., 100 Vanguard Boulevard, Malvern, PA 19355; and the Registrant's Custodians, U.S. Bank, N.A., 123 South Broad Street, Philadelphia, PA 19109, and JPMorgan Chase Bank, 270 Park Avenue, New York, NY 10017-2070.

ITEM 29. MANAGEMENT SERVICES

Other than as set forth under the description of The Vanguard Group in Part B of this Registration Statement, the Registrant is not a party to any management-related service contract.


ITEM 30. UNDERTAKINGS

Not Applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the Town of Valley Forge and the Commonwealth of Pennsylvania, on the 21th day of February, 2007.


                                               VANGUARD STAR FUNDS

                                   BY:_____________(signature)________________

                                                  (HEIDI STAM)
                                                JOHN J. BRENNAN*
                                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER


  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:


              SIGNATURE                         TITLE                          DATE
----------------------------------------------------------------------------------------
By:         /S/ JOHN J. BRENNAN        President, Chairman, Chief      February 21, 2007
   ----------------------------         Executive Officer, and Trustee
            (Heidi Stam)
          John J. Brennan*

By:         /S/CHARLES D. ELLIS        Trustee                         February 21, 2007
   ----------------------------
             (Heidi Stam)
          Charles D. Ellis*

 By:         /S/ RAJIV L. GUPTA        Trustee                         February 21, 2007
   ----------------------------
            (Heidi Stam)
            RAJIV L. GUPTA*

By:  /S/ JOANN HEFFERNAN HEISEN        Trustee                         February 21, 2007
   ----------------------------
           (Heidi Stam)
       JoAnn Heffernan Heisen*

 By:         /S/ANDRE F. PEROLD        Trustee                         February 21, 2007
     ----------------------------
             (Heidi Stam)
            ANDRE F. PEROLD*

 By:  /S/ ALFRED M. RANKIN, JR.        Trustee                         February 21, 2007
     ----------------------------
             (Heidi Stam)
        Alfred M. Rankin, Jr.*

 By:     /S/ J. LAWRENCE WILSON        Trustee                         February 21, 2007
     ----------------------------
             (Heidi Stam)
         J. Lawrence Wilson*

 By:      /S/ THOMAS J. HIGGINS        Treasurer and Principal         February 21, 2007
     ------------------------------    Financial Officer and Principal
              (Heidi Stam)             Accounting Officer
          Thomas J. Higgins*


  *By Power of Attorney. Filed on July 27, 2006, see File No. 002-65955-99. Incorporated by Reference.

                               INDEX TO EXHIBITS

Consent of Independent Registered Public Accounting Firm . . . . .. . Ex-99.J

Code of Ethics. . . . . . . . . . . . . . . . . . . . .. . . . . . .  Ex-99.P